Table of Contents
Letter to Shareholders.................   1
Performance Results....................   3
Performance Perspective................   4
Portfolio Management Review............   5
Portfolio of Investments...............   7
Statement of Assets and Liabilities....  19
Statement of Operations................  20
Statement of Changes in Net Assets.....  21
Financial Highlights...................  22
Notes to Financial Statements..........  25
Independent Auditors' Report...........  30


Letter to Shareholders

January 24, 1996

Dear Shareholder,
  For most investors, it would be hard to surpass the success enjoyed during 1995. The stock and bond markets achieved substantial gains, driven by a combination of continuing economic growth and low inflation. The strength of equity and fixed-income securities in 1995 was particularly impressive because it followed a year in which both markets declined. People who remained invested during 1995 generally shared in the growth of the markets, while investors who retreated after 1994's downturn may have missed out on the double-digit returns.

  The rebound in the markets last year reinforces the importance of maintaining a long-term perspective for your investments. While the environment for stocks and bonds remains positive, it is unlikely that 1996 will see a repeat of the markets' strong 1995 performance. However, over the long-term, stocks have outperformed virtually all other types of investments, and bonds have met the needs of investors who seek capital preservation and regular income.

[PHOTO]
Dennis J. McDonnell and Don G. Powell


Economic Overview
  The U.S. economy grew throughout 1995, though the rate of growth slowed toward year-end. The gross domestic product (the value of all goods and services produced in the United States) grew at an annual rate of more than 4.2 percent in the third quarter of 1995, but slowed to an estimated 2 to 3 percent in the fourth quarter, with retail and auto sales particularly sluggish. The slower growth rate eased concerns about a rise in inflation and allowed the Federal Reserve Board to lower short-term interest rates by a quarter-percentage point in late December. The reduction in rates during the latter half of 1995 is expected to help generate moderate economic growth in 1996, just as the Fed's raising of short-term rates in 1994 helped slow economic growth in 1995.
  The cut in short-term rates, combined with modest growth forecasts, was viewed by the financial markets as a positive event, pushing up both stock and bond prices. For the year ended December 31, 1995, the Standard & Poor's 500-Stock Index achieved a total return of 37.45 percent. The yield on 10-year Treasury notes was 5.57 percent on December 31, compared to 7.83 percent at the beginning of the year. Because bond prices and yields move in opposite directions, bond prices rose. Many observers expect the Fed to cut rates further if Congress and the President are able to reach an agreement on the federal budget, provided economic conditions justify further easing.
  With a low inflation, low interest rate environment, corporate earnings remained quite strong during the year, helping to push stocks to new highs. The strongest sectors were technology and finance, as these stocks benefited from the impact of the Internet, telecommunications deregulation and bank mergers. U.S. companies with global operations also did well, aided by a declining U.S. dollar.

Continued on page two

1

Economic Outlook
  Looking ahead, we are cautiously optimistic. We expect the economy to grow at a rate of 2 to 3 percent throughout 1996, with growth stronger in the second half of the year as the full impact of the Fed's rate cuts take effect. Lower rates will have the greatest impact on interest-sensitive industries, such as housing. Although inflation appears to be under control, there probably will be some cyclical upward pressure in 1996.
  The current economic conditions are ideal for stocks, especially those of smaller companies, because they tend to be affected less by economic cycles. The outlook for the fixed-income market -- including municipal bonds -- is positive, too. In the near-term, we believe domestic markets will benefit from a stable U.S. dollar and increased business activity driven in part by a number of recently announced strategic reorganizations of some of the nation's blue chip industry leaders.
  During recent months, debate over tax reform and the federal deficit has dominated the agenda in Washington. Now that we are in a presidential election year, tax reform likely will replace the budget battle as the top issue in Washington. There has been varied speculation about the impact tax reform could have on the economy and on various types of investments. We are following the tax reform debate very closely, and we will keep you updated on this issue throughout the year. See the winter issue of "Your Portfolio" for a detailed discussion of tax reform.
  On the following pages, you can read about your Fund's performance in 1995, as well as the portfolio management team's outlook for the Fund in the coming months. We hope that you will find this information helpful.

Corporate News
  As part of our commitment to helping you achieve your investment goals, Van Kampen American Capital strives to provide shareholders with the best service in the mutual fund industry. That is why we are especially pleased to have received the 1995 Quality Tested Service Seal, which is awarded annually by DALBAR, Inc., an independent research firm. The Seal, which symbolizes the achievement of the highest tier of service in the mutual fund industry, was awarded to American Capital annually from 1990 to 1994 and we are honored that the service provided by Van Kampen American Capital has achieved the same level of excellence.

Sincerely,



Don G. Powell                    Dennis J. McDonnell
Chairman                         President
Van Kampen American Capital      Van Kampen American Capital
Investment Advisory Corp.        Investment Advisory Corp.


2

          Performance Results for the Period Ended December 31, 1995

           Van Kampen American Capital Insured Tax Free Income Fund


                                                  A Shares   B Shares   C Shares
Total Returns
One-year total return based on NAV<F1>..........     17.49%     16.67%     16.60%
One-year total return<F2>.......................     11.91%     12.67%     15.60%
Five-year average annual total return<F2>.......      7.37%        N/A        N/A
Ten-year average annual total return<F2>........      8.38%        N/A        N/A
Life-of-Fund average annual total return<F2>....      9.60%      4.13%      4.57%
Commencement Date...............................   12/14/84   05/01/93   08/13/93

Distribution Rates and Yield
Distribution Rate<F3>...........................      5.00%      4.51%      4.51%
Taxable Equivalent Distribution Rate<F4>........      7.81%      7.05%      7.05%
SEC Yield<F5>...................................      4.07%      3.48%      3.48%
N/A = Not Applicable

<F1>Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

<F2>Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1%
    for C shares).

<F3>Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

<F4>Taxable equivalent calculations reflect a federal income tax rate of 36%.

<F5>SEC Yield is a standardized calculation prescribed by the Securities and
    Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 30, 1995.

The terms of the insurance are more fully described in the Fund's prospectus; no representation is made as to the insurer's ability to meet its commitments. In addition, the insurance does not remove market risk, as it does not apply to the value of the securities in the Fund's portfolio, which may increase or decrease depending on interest rates and other factors affecting the municipal credit markets.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

3

                  Putting Your Fund's Performance in Perspective


  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:


* Illustrate the general market environment in which your investments are being managed

*  Reflect the impact of favorable market trends or difficult market conditions

* Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured


  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

[GRAPH]

Growth of a Hypothetical $10,000 Investment
  Van Kampen American Capital Insured Tax Free Income Fund vs. Lehman Brothers Municipal Bond Index (December 1985 through December 1995)


    Van Kampen American Capital Insured Tax Free Income Fund

                                      Lehman Brothers
                           FUND        Taken from LA
                         ENDING     File of Historic
                          VALUE        Lehman Muni B

Dec-85     31-Dec-85      9,525.10         10,000.00
           31-Jan-86     10,053.90         10,589.00
           28-Feb-86     10,540.90         11,009.38
           31-Mar-86     10,634.70         11,012.69
           30-Apr-86     10,584.40         11,020.39
           31-May-86     10,407.90         10,840.76
           30-Jun-86     10,536.60         10,944.83
           31-Jul-86     10,572.80         11,010.50
           31-Aug-86     11,023.00         11,503.77
           30-Sep-86     10,956.20         11,532.53
           31-Oct-86     11,200.90         11,732.05
           30-Nov-86     11,416.10         11,964.34
Dec-86     31-Dec-86     11,404.50         11,930.84
           31-Jan-87     11,628.90         12,289.96
           28-Feb-87     11,721.60         12,350.18
           31-Mar-87     11,670.90         12,219.27
           30-Apr-87     10,958.30         11,605.86
           31-May-87     10,868.20         11,547.83
           30-Jun-87     11,092.70         11,887.34
           31-Jul-87     11,179.50         12,008.59
           31-Aug-87     11,287.50         12,036.21
           30-Sep-87     10,862.60         11,592.07
           31-Oct-87     10,922.20         11,633.80
           30-Nov-87     11,176.20         11,937.45
Dec-87     31-Dec-87     11,435.50         12,110.54
           31-Jan-88     11,836.40         12,541.67
           29-Feb-88     11,978.90         12,674.61
           31-Mar-88     11,734.90         12,526.32
           30-Apr-S8     11,830.30         12,621.52
           31-May-88     11,800.10         12,584.92
           30-Jun-88     11,967.00         12,768.66
           31-Jul-88     12,135.40         12,851.66
           31-Aug-88     12,190.20         12,861.94
           30-Sep-88     12,388.40         13,094.74
           31-Oct-88     12,652.90         13,325.21
           30-Nov-88     12,491.20         13,203.95
Dec-88     31-Dec-88     12,748.30         13,338.63
           31-Jan-89     12,882.30         13,614.74
           2S-Feb-89     12,791.50         13,459.53
           31-Mar-89     12,737.50         13,427.23
           30-Apr-89     12,966.50         13,746.79
           31-May-89     13,279.40         14,031.35
           30-Jun-89     13,480.30         14,222.18
           31-Jul-89     13,599.20         14,415.60
           31-Aug-89     13,452.20         14,274.33
           29-Sep-89     13,388.30         14,231.50
           31-Oct-89     13,540.00         14,406.55
           30-Nov-89     13,793.80         14,658.67
Dec-89     31-Dec-89     13,942.90         14,775.57
           31-Jan-90     13,870.50         14,709.41
           28-Feb-90     13,978.80         14,840.32
           31-Mar-90     14,000.50         14,844.77
           30-Apr-90     13,807.30         14,737.59
           31-May-90     14,069.60         15,059.15
           30-Jun-90     14,180.30         15,191.70
           31-Jul-90     14,405.00         15,415.01
           31-Aug-90     14,150.40         15,191.50
           30-Sep-90     14,156.50         15,200.61
           31-Oct-90     14,409.60         15,477.26
           30-Nov-90     14,788.60         15,788.36
Dec-90     31-Dec-90     14,928.00         15,856.25
           31-Jan-91     15,093.30         16,065.72
           25-Feb-91     15,268.00         16,205.52
           31-Mar-91     15,223.50         16,213.35
           30-Apr-91     15,357.50         16,430.64
           31-May-91     15,517.80         16,576.87
           30-Jun-91     15,481.40         16,560.29
           31-JuI-91     15,643.60         16,762.33
           31-Aug-91     15,850.20         16,983.59
           30-Sep-91     15,994.30         17,204.35
           31-Oct-91     16,139.40         17,359.22
           30-Nov-91     16,196.80         17,407.83
Dec-91     31-Dec-91     16,512.80         17,752.09
           31-Jan-92     16,651.30         17,522.99
           29-Feb-92     16,625.50         17,828.34
           31-Mar-92     16,606.30         17,835.47
           30-Apr-92     16,728.50         17,994.21
           31-May-92     16,961.40         15,206.54
           30-Jun-92     17,268.50         15,512.41
           31-Jul-92     18,028.80         19,067.75
           31-Aug-92     17,700.20         18,552.52
           30-Sep-92     17,758.70         19,005.56
           30-Oct-92     17,435.70         15,819.31
           30-Nov-92     17,575.60         19,156.17
Dec-92     31-Dec-92     18,054.10         19,351.56
           29-Jan-93     15,291.50         19,576.04
           26-Feb-93     19,141.30         20,284.70
           31-Mar-93     15,794.50         20,069.68
           30-Apr-93     19,035.00         20,272.38
           31-May-93     19,089.10         20,385.91
           30-Jun-93     19,440.50         20,726.35
           31-Jul-93     19,391.90         20,753.30
           31-Aug-93     19,872.70         21,184.96
           30-Sep-93     20,144.90         21,426.47
           29-Oct-93     20,166.10         21,467.18
           30-Nov-93     19,863.10         21,278.27
Dec-93     31-Dec-93     20,312.20         21,727.24
           31-Jan-94     20,576.00         21,974.93
           28-Feb-94     20,029.60         21,405.78
           31-Mar-94     19,078.20         20,534.57
           30-Apr-94     19,179.90         20,709.11
           31-May-94     19,386.20         20,889.28
           30-Jun-94     19,279.50         20,761.86
           31-Jul-94     19,656.10         21,141.80
           31-Aug-94     19,696.20         21,215.79
           30-Sep-94     19,301.30         20,903.92
           31-Oct-94     18,904.50         20,531.83
           30-Nov-94     18,484.10         20,160.21
Dec-94     31-Dec-94     19,031.60         20,603.73
           31-Jan-95     19,644.20         21,193.00
           28-Feb-95     20,281.50         21,809.71
           31-Mar-95     20,429.70         22,060.53
           28-Apr-95     20,413.80         22,087.00
           31-May-95     21,070.90         22,791.57
           30-Jun-95     20,822.10         22,593.29
           31-Jul-95     20,939.60         22,807.92
           31-Aug-95     21,124.80         23,097.58
           29-Sep-95     21,243.30         23,243.10
           31-Oct-95     21,621.90         23,580.12
           30-Nov-95     22,058.90         23,971.55
Dec-95     29-Dec-95     22,361.30         24,201.68




The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions for the period ended December 31, 1995, and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

4

                       Portfolio Management Review

               Van Kampen American Capital Insured Tax Free Income Fund

We recently spoke with the management team of the Van Kampen American Capital Insured Tax Free Income Fund about the key events and economic forces which shaped the markets during the past fiscal year. The team includes Joe Piraro, portfolio manager, and Peter W. Hegel, executive vice president for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the twelve-month period ended December 31, 1995.

Q It appears that 1995 was a good year for fixed-income investors. How well did the Fund perform in these markets?

A It did very well. Any time you have an insured, tax-free bond portfolio generating a total return at net asset value of 17.49 percent<F1> (Class A shares) over a twelve-month time period, you know you've just had a good year.

      The Fund continued to provide a respectable level of tax-exempt income, with a distribution rate of 5.00 percent<F3> as of December 31, 1995. For an investor in the 36 percent federal income tax bracket, that's the equivalent of earning 7.81 percent<F4> on a taxable investment. Reflecting the lower interest rate environment that we've seen since the first quarter of 1995, the Fund's dividend was slightly decreased effective January 1, 1996. This reduced dividend represents a distribution rate of 4.85 percent<F3> based on the December 31, 1995 offer price of $20.52 for Class A shares. Additionally, the Fund's net asset value closed the fiscal year at $19.55 per share, up from $17.57 per share at the end of fiscal year 1994.

      In comparison to the total return of the Lehman Brother's Municipal Bond Index, which was 17.46 percent for the twelve months through December 31, 1995, the Fund's performance was comparable with a return for Class A shares of 17.49 percent<F1> over the same period. Overall, we are pleased with the Fund's performance and feel that it was well positioned to take advantage of the markets we encountered in 1995. (Please refer to the chart on page three for additional Fund performance results.)

Q What were some of the important events or market conditions of 1995 and how did the Fund respond?

A The bond market in general was quite strong in 1995, and municipal securities, of course, participated in the year's rally. Clearly, the environment for investing in fixed-income securities was extremely favorable across the board.

      Inflation continued to remain in check, with rates hovering around the 2 percent range, while the economy grew at a fairly steady but modest pace. As a result, the Federal Reserve Board lowered its key lending rate (the fed funds rate) by one-quarter percentage point in July of 1995 and again by one-quarter of a percentage point in December. Naturally, bond prices were driven higher as rates trended downward over the course of the year (bond prices go up when rates go down, and vice versa).

      Another factor that had been priced into the municipal market late in the year was the expectation that a federal budget agreement was inevitable. The market was looking for a positive budget compromise, no matter how long it might take to come about. Even though the possibility of tax reform weighed on the market to some extent, the belief that progress on the federal budget deficit would be made helped to bolster municipal bonds, especially at the longer end of the maturity spectrum.

      The Fund responded well to the lower interest rate environment of the past year. We maintained the Fund's investment strategy by continuing to invest in a diversified portfolio of insured municipal securities.

5

Q   What were some of the challenges you faced in managing the Fund?

A Perhaps one of the more interesting challenges we tackled in 1995 was the task of assimilating the assets of the American Capital Tax Exempt Trust -- Insured Municipal Portfolio into the Fund. The combination of the Funds went very smoothly.

      In terms of the markets, we saw the supply of municipal securities running a bit behind last year's pace, but a full 40 percent of the market was in the insured sector. We really had no trouble putting the Fund's assets to work in issues that we considered to be attractive.

      We continued to rely on our strong internal credit research team to help us identify the issues that appear to offer the greatest relative value. As of December 31, 1995, the Fund held a significant portion of its assets (23.83 percent) in issues from the health care industry, a sector in which our research is especially strong.

[GRAPH]

                  Portfolio Composition as of December 31, 1995
                  Health Care ................................  25.2%
                  Other* .....................................   9.7
                  Retail Gas/Electric/Telephone ..............   9.2
                  General Purpose ............................   9.0
                  Wholesale Electric .........................   8.5
                  Public Building ............................   7.8
                  Public Education ...........................   7.7
                  Tax District ...............................   6.6
                  Water and Sewer ............................   6.5
                  Higher Education............................   5.5
                  Transportation .............................   4.3

*Other consists of 7 sectors each less than 4%.



Q   What is your outlook for the Fund and the market in the months ahead?


A We're confident that the investment environment will remain positive for fixed-income securities in the near term. Inflation appears to be under control and the economy shows no signs of overheating.

      Additionally, the Fed seems to be pursuing a gradual easing of monetary policy. In fact, we believe another cut or two in the fed funds rate during the first half of 1996 may not be out of the question. There seems to be room for short-term interest rates to trend lower, which is a good sign for long-term rates as well.

      We believe all of these factors add up to a favorable scenario in which the Fund can pursue its investment objective.



Peter W. Hegel                             Joseph A. Piraro
Executive Vice President                   Portfolio Manager
Fixed-Income Investments



6   Please see footnotes on page three


                                                Portfolio of Investments

                                                    December 31, 1995
-------------------------------------------------------------------------------------------------------------------------
Par
Amount                                                                                                          Market
(000)     Description                                                                      Coupon  Maturity      Value
-------------------------------------------------------------------------------------------------------------------------
          Municipal Bonds
          Alabama  1.8%
$  2,250  Alabama St Brd Edl Rev Shelton St Cmnty College (MBIA Insd) ..................   6.000%  10/01/14  $  2,369,160
   2,000  Alabama Wtr Pollutn Ctl Auth Revolving Fund Ln Ser A (AMBAC Insd) ............   6.750   08/15/17     2,272,100
   2,000  Birmingham-Carraway, AL Methodist Hlth Sys Ser A (Connie Lee Insd) ...........   5.875   08/15/25     2,062,780
   2,500  Jefferson Cnty, AL Brd Edl Cap Outlay Sch (AMBAC Insd) .......................   5.875   02/15/20     2,596,375
   5,500  Limestone Cnty, AL Wtr Auth Wtr Rev (FGIC Insd) ..............................   7.700   12/01/19     6,042,850
   5,500  Morgan Cnty Decatur, AL Hlthcare Auth Hosp Rev Decatur Genl Hosp Rfdg (Connie
          Lee Insd) ....................................................................   6.250   03/01/13     5,899,575
   2,400  Muscle Shoals, AL Util Brd Wtr & Swr Rev (FSA Insd) ..........................   6.500   04/01/16     2,640,984
   1,600  West Morgan East Lawrence Wtr Auth AL Wtr Rev (FSA Insd) .....................   6.800   08/15/14     1,817,584
                                                                                                             ------------
                                                                                                               25,701,408
                                                                                                             ------------

          Alaska 1.1%
   3,000  Alaska St Hsg Fin Corp Ser A (MBIA Insd) .....................................    5.875  12/01/24     3,024,150
   7,000  Alaska St Hsg Fin Corp Ser A (MBIA Insd) .....................................    5.875  12/01/30     7,026,390
   3,200  Alaska St Hsg Fin Corp Ser A Rfdg (MBIA Insd) ................................    5.850  06/01/15     3,217,568
   2,355  Ketchikan, AK Muni Util Rev Ser R (FSA Insd) .................................    6.600  12/01/07     2,660,538
                                                                                                             ------------
                                                                                                               15,928,646
                                                                                                             ------------

          Arizona   1.4%
  11,000  Arizona St Ctfs Partn Ser B Rfdg (AMBAC Insd) <F3> ...........................    6.250  09/01/10    11,965,250
   2,720  Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig Irvington Proj Tucson Ser A
          Rfdg (FSA Insd) ..............................................................    7.250  07/15/10     3,092,477
   1,100  Santa Cruz Cnty, AZ Unified Sch Dist No 1 (AMBAC Insd) .......................        *  01/01/09       571,120
   1,100  Santa Cruz Cnty, AZ Unified Sch Dist No 1 (AMBAC Insd) .......................        *  07/01/09       552,816
   1,800  Tucson, AZ Street & Hwy User Rev Sr Lien Ser A (MBIA Insd) ...................    7.000  07/01/11     2,201,706
   2,000  Tucson, AZ Street & Hwy User Rev Sr Lien Ser A (MBIA Insd) ...................    7.000  07/01/12     2,465,160
                                                                                                             ------------
                                                                                                               20,848,529
                                                                                                             ------------

          California   20.1%
   2,750  Antioch Area, CA Pub Fac Fin Agy (AMBAC Insd) ................................    5.300  08/01/20     2,721,895
   4,290  Antioch Area, CA Pub Fac Fin Agy Cmnty Fac Dist No 1989 (AMBAC Insd)..........    5.300  08/01/15     4,251,090
   2,835  Bay Area Govt Assn CA Rev Tax Alloc CA Redev Agy Pool Rev Ser A (Cap Guar
          Insd) ........................................................................    6.000  12/15/14     2,997,105
   5,000  Bay Area Govt Assn CA Rev Tax Alloc CA Redev Agy Pool Rev Ser A (AMBAC Insd)
          ..............................................................................    6.000  12/15/15     5,290,150
   2,555  Berkeley, CA Unified Sch Dist Ser C (AMBAC Insd) .............................    5.875  08/01/12     2,703,548
   1,985  Berkeley, CA Unified Sch Dist Ser C (AMBAC Insd) .............................    5.875  08/01/14     2,093,758
   5,000  Beverly Hills, CA Pub Fin Auth Lease Rev Ser A (Inverse Fltg) (MBIA Insd) ....    5.650  06/01/15     5,014,200
   1,000  Burbank, CA Wastewtr Treatment Rev Ser A (FGIC Insd) .........................    5.500  06/01/25     1,002,900
   1,025  California Edl Fac Auth Rev College of Osteopathic Rfdg (Connie Lee Insd) ....    5.650  06/01/07     1,080,576
   5,000  California Hlth Fac Fin Auth Rev Kaiser Permanente Ser A (FSA Insd) ..........    5.550  08/15/25     5,003,250
  10,000  California Hlth Fac Fin Auth Rev Sutter Hosp Ser A Rfdg (AMBAC Insd) .........    6.700  01/01/13    10,700,900
   3,605  California Pub Cap Impt Fin Auth Rev Pooled Proj Ser B (MBIA Insd) ...........    8.100  03/01/18     3,901,007
  11,900  California St (FGIC Insd) ....................................................    6.000  08/01/16    12,622,211
  10,875  California St (FGIC Insd) ....................................................    6.000  08/01/19    11,435,715
  10,000  California St Pub Wks Brd Lease Rev Dept of Corrections CA St Prison D
          Susanville (MBIA Insd) .......................................................    5.375  06/01/18     9,999,500
   1,645  California St Pub Wks Brd Lease Rev Dept of Justice Bldg Ser A (FSA Insd) ....    5.600  05/01/08     1,714,320
  16,250  California St Pub Wks Brd Lease Rev Var Univ CA Projs Ser A (AMBAC Insd) .....    6.400  12/01/16    17,583,637
     600  California St Var Purp (FGIC Insd) ...........................................    6.500  09/01/10       690,834
   4,210  California Statewide Cmnty Dev Auth Rev Ctfs Partn Sisters of Charity
          Leavenworth (MBIA Insd) ......................................................    5.375  12/01/12     4,243,638
   3,000  Chino, CA Ctfs Partn Redev Agy (MBIA Insd) ...................................    6.200  09/01/18     3,195,570

7  See Notes to Financial Statements



                                                Portfolio of Investments (Continued)

                                                    December 31, 1995
-------------------------------------------------------------------------------------------------------------------------
Par
Amount                                                                                                          Market
(000)     Description                                                                      Coupon  Maturity      Value
-------------------------------------------------------------------------------------------------------------------------
          California (Continued)
$    220  Concord, CA Redev Agy Tax Alloc Cent Concord Redev Proj Ser 3 (MBIA Insd)...     8.000%  07/01/18  $    243,624
  10,280  Concord, CA Redev Agy Tax Alloc Cent Concord Redev Proj Ser 3 (Prerefunded
          @ 07/01/98) (MBIA Insd) ....................................................     8.000   07/01/18    11,466,106
   2,595  Contra Costa Cnty, CA Santn Dist No 7A Ctfs Partn Sub-Delta Diablo Fin Corp
          (Prerefunded @ 12/01/98) (MBIA Insd) .......................................     7.600   12/01/08     2,904,765
   1,000  Corona Norco, CA Unified Sch Dist Lease Rev Partn Insd Land Acquis Ser A
          (FSA Insd) .................................................................     6.000   04/15/19     1,043,200
   1,250  Cucamonga, CA Cnty Wtr Dist Ctfs Partn Fac Refin (FGIC Insd) ...............     6.300   09/01/12     1,338,237
     425  Earlimart, CA Elem Sch Dist Ser 1 (AMBAC Insd) .............................     6.700   08/01/21       514,956
   5,675  Escondido, CA Jt Pwrs Fin Auth Lease Rev CA Cent for the Arts Rfdg (AMBAC
          Insd) ......................................................................         *   09/01/17     1,506,769
   6,500  Grossmont, CA Union High Sch Dist Ctfs Partn (MBIA Insd) ...................         *   11/15/21     1,218,165
   1,000  La Habra, CA Ctfs Partn Pk La Habra & Viewpark Proj (FSA Insd) .............     6.500   11/01/12     1,100,470
   7,000  La Habra, CA Ctfs Partn Pk La Habra & Viewpark Proj (FSA Insd) .............     6.625   11/01/22     7,693,490
     500  Long Beach, CA Redev Agy Downtown Redev Proj Ser A (Prerefunded @ 11/01/98)
          (AMBAC Insd) ...............................................................     7.750   11/01/10       560,325
   3,500  Los Angeles Cnty, CA Cap Asset Lease Corp Leasehold Rev Rfdg (AMBAC Insd)...     6.000   12/01/16     3,673,495
   3,000  Los Angeles, CA Cmnty Redev Agy Ser H Tax Alloc Bunker Hill Rfdg (FSA Insd).     6.500   12/01/14     3,285,270
   1,830  Los Angeles, CA Ser A (FGIC Insd) ..........................................     6.125   09/01/13     1,946,370
   6,420  Los Angeles, CA Unified Sch Dist Ctfs Partn Multi Ppty Proj Rfdg (FSA Insd).     5.625   11/01/13     6,420,000
   3,500  Madera Cnty, CA Ctfs Partn Vly Children's Hosp (MBIA Insd) .................     6.125   03/15/23     3,706,465
   7,500  Manteca, CA Redev Agy Tax Alloc Redev Proj No 1 Ser A Rfdg (MBIA Insd)......     6.700   10/01/21     8,277,675
   1,000  Martinez, CA Ctfs Partn Martinez Pub Impt Corp (Prerefunded @ 12/01/98)
          (AMBAC Insd) ...............................................................     7.700   12/01/18     1,131,040
   1,290  Martinez, CA Unified Sch Dist Guar Ctfs Elig Rfdg (Cap Guar Insd) ..........     6.000   08/01/09     1,356,048
   1,315  Mountain View, CA Ctfs Partn (MBIA Insd) ...................................     6.000   10/01/16     1,383,459
   2,000  MSR Pub Pwr Agy CA San Juan Proj Rev Ser F Rfdg (AMBAC Insd) ...............     6.000   07/01/20     2,098,160
   2,755  New Haven, CA Unified Sch Dist Cap Apprec Ser D (AMBAC Insd) ...............         *   08/01/12     1,082,715
  13,610  Norco, CA Redev Agy Tax Alloc Norco Redev Proj Area No 1 Rfdg (MBIA Insd)...     6.250   03/01/19    14,475,324
   1,500  North City West, CA Sch Fac Fin Auth Spl Tax Ser B Rfdg (Cap Guar Insd) ....     6.000   09/01/19     1,588,050
   4,885  Ontario, CA Redev Fin Auth Rev Proj No 1 Cent City Cimarron Proj (AMBAC
          Insd) ......................................................................     6.250   08/01/15     5,181,861
   2,860  Orange Cnty, CA Ctfs Partn Juvenile Justice Cent Fac Rfdg (AMBAC Insd) .....     6.000   06/01/17     2,958,127
   6,220  Orange Cnty, CA Recovery Ser A Rfdg (MBIA Insd) ............................     6.000   06/01/10     6,660,687
   2,760  Palmdale, CA Civic Auth Rev Merged Redev Proj Areas Ser A (MBIA Insd) ......     6.000   09/01/15     3,056,838
   2,450  Paramount, CA Redev Agy Tax Alloc (MBIA Insd) ..............................     6.250   08/01/11     2,630,663
   2,600  Paramount, CA Redev Agy Tax Alloc (MBIA Insd) ..............................     6.250   08/01/12     2,783,274
   2,765  Paramount, CA Redev Agy Tax Alloc (MBIA Insd) ..............................     6.250   08/01/13     2,963,499
   2,935  Paramount, CA Redev Agy Tax Alloc (MBIA Insd) ..............................     6.250   08/01/14     3,145,704
   3,120  Paramount, CA Redev Agy Tax Alloc (MBIA Insd) ..............................     6.250   08/01/15     3,339,929
   2,180  Petaluma, CA City Jt Union High Sch Dist (Prerefunded @ 08/01/01) (FGIC
          Insd) ......................................................................         *   08/01/18       506,152
   2,500  Pomona, CA Pub Fin Auth Rev Ser H (Cap Mac Insd) ...........................     5.750   02/01/20     2,556,500
   3,200  Rancho, CA Wtr Dist Fin Auth Rev Rfdg (FGIC Insd) ..........................     5.900   11/01/15     3,371,296
   1,400  Reedley, CA Pub Fin Auth Lease Rev Wastewtr Treatment Plant Proj (AMBAC
          Insd) ......................................................................     6.050   05/01/15     1,470,392
   1,200  Riverside, CA Redev Agy Tax Alloc Casa Blanca Proj Ser A Rfdg (MBIA Insd)
          ............................................................................     5.625   08/01/23     1,212,132
   4,000  Sacramento, CA Muni Util Dist Elec Rev Ser A Rfdg (MBIA Insd) ..............     5.750   08/15/13     4,109,320


8  See Notes to Financial Statements



                                                Portfolio of Investments (Continued)

                                                    December 31, 1995
-------------------------------------------------------------------------------------------------------------------------
Par
Amount                                                                                                          Market
(000)     Description                                                                      Coupon  Maturity      Value
-------------------------------------------------------------------------------------------------------------------------
          California (Continued)
$  4,680  San Bernardino Cnty, CA Ctfs Partn Med Cent Fin Proj Ser A (MBIA Insd) .......   5.500%  08/01/15  $  4,676,958
  13,800  San Bernardino Cnty, CA Ctfs Partn Ser B (Embedded Swap) (MBIA Insd) .........   5.500   07/01/16    13,964,358
   1,000  San Jose, CA Fin Auth Rev Convention Cent Proj Ser C Rfdg (Cap Guar Insd).....   6.300   09/01/09     1,079,840
   2,500  Santa Clara Cnty, CA Fin Auth Lease Rev VMC Fac Replacement Proj Ser A
          (AMBAC Insd) .................................................................   6.875   11/15/14     2,869,700
   1,000  Santa Rosa, CA Wastewtr Svc Fac Dist Rfdg & Impt (AMBAC Insd) ................   6.200   07/02/09     1,070,790
   2,000  Santa Rosa, CA Wtr Rev Ser B Rfdg (FGIC Insd) ................................   6.200   09/01/09     2,161,480
   2,510  Solano Cnty, CA Ctfs Partn Solano Park Hosp Proj (FSA Insd) ..................   5.750   08/01/14     2,574,909
   7,050  South Tahoe, CA Jt Pwrs Fin Auth Rev Lease Redev No 1 Ser A Rfdg (Cap Mac Insd)  5.500   10/01/18     7,070,515
  12,600  Southern CA Pub Pwr Auth (FSA Insd) ..........................................   6.000   07/01/12    13,083,336
   1,000  Temecula Vly, CA Unified Sch Dist Ser B Rfdg (FGIC Insd) .....................   6.000   09/01/12     1,053,410
   2,460  Torrance, CA Hosp Rev Torrance Mem Hosp Rfdg (MBIA Insd) .....................   6.750   01/01/12     2,568,191
   1,500  University of CA Rev Ser A (Connie Lee Insd) .................................   5.700   09/01/14     1,508,655
   3,845  Vista, CA Unified Sch Dist Ctfs Partn Ser A Rfdg (FSA Insd) ..................       *   11/01/17     1,067,487
   2,000  William S Hart CA Jt Sch Fin Auth Spl Tax Rev Cmnty Fac Rfdg (Cap Guar Insd...   6.500   09/01/14     2,222,260
                                                                                                            -------------
                                                                                                              291,178,245
                                                                                                            -------------

          Colorado 4.2%
  12,750  Colorado Hlth Fac Auth Rev PSL Hlth Sys Proj Ser A (FSA Insd) ...............    7.250   02/15/16    14,706,870
   2,090  Colorado Hlth Fac Auth Rev Sisters of Charity Hlth Care Ser A (MBIA Insd)....    6.000   05/15/13     2,157,047
   1,000  Colorado Wtr Res & Pwr Dev Auth Small Wtr Res Rev Ser A (Prerefunded @
          11/01/00) (FGIC Insd) .......................................................    7.400   11/01/10     1,141,080
   9,840  El Paso Cnty, CO Sch Dist No 49 Falcon (MBIA Insd) <F2> .....................    6.500   12/01/15    11,070,197
   2,000  Highlands Ranch, CO Metro Dist 2 Rfdg (AMBAC Insd) <F2> .....................    5.000   06/15/16     1,849,820
      10  Jefferson Cnty, CO Single Family Mtg Rev Ser A Rfdg (MBIA Insd) .............    8.875   10/01/13        10,968
   4,500  Mesa Cnty, CO (AMBAC Insd) ..................................................    5.000   10/15/08     4,489,155
   1,500  Moffat Cnty, CO Pollutn Ctl Rev Tri-State Generation & Transmission
          (AMBAC Insd) ................................................................    6.125   01/01/07     1,503,075
   1,000  Moffat Cnty, CO Pollutn Ctl Rev Tri-State Generation & Transmission
          (Prerefunded @ 02/01/96) (AMBAC Insd) .......................................    6.125   01/01/07     1,000,160
   2,050  Thornton, CO Rfdg (FGIC Insd) ...............................................        *   12/01/11       889,946
   1,550  Thornton, CO Rfdg (FGIC Insd) ...............................................        *   12/01/15       538,067
   9,000  University of CO Hosp Auth Hosp Rev Ser A (AMBAC Insd) ......................    6.250   11/15/12     9,718,020
   8,600  University of CO Hosp Auth Hosp Rev Ser A (AMBAC Insd) ......................    6.400   11/15/22     9,261,254
   2,000  Westminster, CO Wtr & Wastewtr Util Enterprise Rev (AMBAC Insd) .............    6.250   12/01/14     2,160,900
                                                                                                            -------------
                                                                                                               60,496,559
                                                                                                            -------------

          District of Columbia  0.0%
     250  District of Columbia Ser B Rfdg (MBIA Insd) .................................        *   06/01/04       163,985
                                                                                                            -------------

          Florida   6.0%
   4,125  Dade Cnty, FL Aviation Rev Miami Intl Arpt Ser C (MBIA Insd) ................    5.750   10/01/25     4,258,114
   1,010  Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA Insd) ............................    8.000   10/01/03     1,247,754
     690  Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA Insd) ............................    8.000   10/01/04       863,956
   1,180  Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA Insd) ............................    8.000   10/01/05     1,490,045
   1,275  Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA Insd) ............................    8.000   10/01/06     1,622,552
   1,375  Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA Insd) ............................    8.000   10/01/07     1,767,067
   2,095  Dade Cnty, FL Util Pub Impt Rfdg (FGIC Insd) ................................   12.000   10/01/04     3,200,678
  13,000  Dade Cnty, FL Wtr & Swr Sys Rev (FGIC Insd) .................................    5.750   10/01/22    13,419,510
     285  Duval Cnty, FL Hsg Fin Auth Single Family Mtg Rev Ser C (FGIC Insd) .........    7.650   09/01/10       305,811
   1,090  Duval Cnty, FL Hsg Fin Auth Single Family Mtg Rev Ser C (FGIC Insd) .........    7.700   09/01/24     1,167,325

9  See Notes to Financial Statements



                                                Portfolio of Investments (Continued)

                                                    December 31, 1995
-------------------------------------------------------------------------------------------------------------------------
Par
Amount                                                                                                          Market
(000)      Description                                                                    Coupon  Maturity      Value
-------------------------------------------------------------------------------------------------------------------------
           Florida (Continued)
$  20,550  Florida St Brd Edl Cap Outlay Pub Edl Ser C (MBIA Insd) ....................   5.600%  06/01/20  $  20,832,357
    1,410  Florida St Dept Corrections Ctfs Partn Okeechobee Correctional (AMBAC Insd).   6.250   03/01/15      1,538,197
    1,000  Key West, FL Util Brd Elec Rev Ser D (AMBAC Insd) ..........................       *   10/01/13        390,280
    2,000  Lakeland, FL Elec & Wtr Rev Jr Sub Lien Rfdg (FGIC Insd) <F2> ..............   6.500   10/01/09      2,238,000
    4,000  Lee Cnty, FL Hosp Brd Dir Hosp Rev (Inverse Fltg) (MBIA Insd) ..............   9.114   04/01/20      4,585,000
      850  Manatee Cnty, FL Indl Dev Rev Manatee Hosp & Hlth Sys Rfdg (MBIA Insd) .....   8.250   08/15/14        926,364
    6,000  Orange Cnty, FL Hlth Fac Auth Rev (Inverse Fltg) (MBIA Insd) ...............   8.553   10/29/21      6,757,500
    2,000  Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A (AMBAC Insd) ..................   6.375   08/01/15      2,192,080
    1,090  Sarasota Cnty, FL Util Sys Rev (FGIC Insd) .................................   6.500   10/01/14      1,216,767
    2,000  South Miami, FL Hlth Fac Baptist Hlth Sys Oblig Group Rfdg (MBIA Insd) .....   5.375   10/01/11      2,031,200
   10,000  Tallahassee, FL Hlth Fac Rev Tallahassee Mem Regl Med Ser A Rfdg (MBIA
           Insd) ......................................................................   6.625   12/01/13     11,313,500
    2,000  Volusia Cnty, FL Sch Brd Ctfs Partn FL Master Lease Pgm Rfdg (FSA Insd) ....   5.300   08/01/10      2,021,720
    1,300  Volusia Cnty, FL Sch Brd Ctfs Partn FL Master Lease Pgm Rfdg (FSA Insd) ....   5.375   08/01/11      1,318,811
                                                                                                            -------------
                                                                                                               86,704,588
                                                                                                            -------------

           Georgia 4.1%
    1,250  Atlanta, GA Ctfs Partn Atlanta Pretrial Detention Cent (MBIA Insd) .........    6.250  12/01/08      1,388,888
    1,750  Atlanta, GA Ctfs Partn Atlanta Pretrial Detention Cent (MBIA Insd) .........    6.250  12/01/17      1,870,103
    6,500  Georgia Muni Elec Auth Pwr Rev Genl Ser B (MBIA Insd) ......................        *  01/01/07      3,836,690
    4,750  Georgia Muni Elec Auth Pwr Rev Genl Ser B (MBIA Insd) ......................        *  01/01/08      2,637,770
    8,430  Metropolitan Atlanta Rapid Tran Auth GA Sales Tax Rev Bonds Ser J
           (Prerefunded @ 07/01/98) (FGIC Insd) .......................................    8.000  07/01/18      9,389,755
   10,000  Monroe Cnty, GA Dev Auth Pollutn Ctl Rev GA Pwr Co Scherer 3rd Ser (AMBAC
           Insd) ......................................................................    6.000  07/01/25     10,306,100
   15,550  Municipal Elec Auth GA Spl Oblig 5th Crossover Ser Proj One (AMBAC Insd) ...    6.400  01/01/13     17,763,231
   10,000  Municipal Elec Auth GA Spl Oblig 5th Crossover Ser Proj One (MBIA Insd) ....    6.500  01/01/17     11,670,800
                                                                                                            -------------
                                                                                                               58,863,337
                                                                                                            -------------

           Hawaii 1.0%
   12,785  Hawaii St Arpt Sys Rev Ser 1993 Rfdg (MBIA Insd) ...........................    6.400  07/01/08     14,426,466
                                                                                                            -------------

           Illinois  10.4%
    1,000  Berwyn, IL (MBIA Insd) .....................................................    7.000  11/15/10      1,122,320
      875  Chicago, IL Pub Bldg Comm Bldg Rev Cmnty College Dist No 508-B (BIGI Insd)..    8.750  01/01/07        963,567
    9,000  Chicago, IL (AMBAC Insd) <F2> ..............................................    5.500  01/01/18      9,016,740
    2,720  Chicago, IL Pub Bldg Comm Bldg Rev Chicago Transit Auth (AMBAC Insd) .......    6.600  01/01/15      3,005,981
    3,480  Chicago, IL Pub Bldg Comm Bldg Rev Ser A (MBIA Insd) .......................        *  01/01/06      2,148,587
    3,105  Chicago, IL Pub Bldg Comm Bldg Rev Ser A (MBIA Insd) .......................        *  01/01/07      1,801,552
    1,000  Chicago, IL Wastewtr Transmission Rev (Prerefunded @ 01/01/03) (FGIC Insd)..    6.300  01/01/12      1,126,280
    1,000  Cook Cnty, IL Cmnty College Dist No 508 Chicago Ctfs Partn (FGIC Insd) .....    8.400  01/01/01      1,178,790
    5,550  Cook Cnty, IL Cmnty College Dist No 508 Chicago Ctfs Partn (FGIC Insd) .....    8.750  01/01/03      6,923,625
    8,460  Cook Cnty, IL Cmnty College Dist No 508 Chicago Ctfs Partn (FGIC Insd) .....    8.750  01/01/04     10,737,094
    2,460  Cook Cnty, IL Cmnty College Dist No 508 Chicago Ctfs Partn (FGIC Insd) .....    8.750  01/01/05      3,167,914
    3,500  Cook Cnty, IL Cmnty College Dist No 508 Chicago Ctfs Partn (FGIC Insd) .....    8.750  01/01/07      4,630,500
    3,000  Cook Cnty, IL Cmnty Cons Sch Dist No 054 Schaumburg Twp Ser B (FGIC Insd)...        *  01/01/10      1,323,180
   10,000  Cook Cnty, IL Cmnty Cons Sch Dist No 054 Schaumburg Twp Ser B (FGIC Insd)...        *  01/01/11      4,089,400

10  See Notes to Financial Statements


                                                Portfolio of Investments (Continued)

                                                    December 31, 1995
-------------------------------------------------------------------------------------------------------------------------
Par
Amount                                                                                                           Market
(000)     Description                                                                    Coupon   Maturity        Value
-------------------------------------------------------------------------------------------------------------------------
          Illinois (Continued)
$  1,280  Cook Cnty, IL Cmnty High Sch Dist No 233 Homewood & Flossmor (AMBAC Insd) .....      *%  12/01/05  $    789,709
   8,280  Cook Cnty, IL Cnty Juvenile Detention Ser A (AMBAC Insd) ......................      *   11/01/08     4,353,707
     750  Decatur, IL Hlth Care Fac Rev Cmnty Svcs Corp (BIGI Insd) .....................  8.100   11/15/18       792,682
   2,500  Des Plaines, IL Hosp Fac Rev Holy Family Hosp Rfdg (AMBAC Insd) ...............  9.250   01/01/14     2,561,050
   1,705  Evanston, IL Residential Mtg Rev (AMBAC Insd) .................................  6.375   01/01/09     1,823,174
  10,000  Illinois Dev Fin Auth Pollutn Ctl Rev Comwlth Edison Co Proj Ser D Rfdg (AMBAC
          Insd) .........................................................................  6.750   03/01/15    11,421,100
  35,000  Illinois Dev Fin Auth Pollutn Ctl Rev IL Pwr Co Proj Ser A 1st Mtg Rfdg (MBIA
          Insd) .........................................................................  7.400   12/01/24    41,365,800
   2,000  Illinois Dev Fin Auth Rev Sch Dist Pgm Rockford Sch 205 (FSA Insd) ............  6.650   02/01/11     2,317,680
   5,025  Illinois Dev Fin Auth Rev Sch Dist Pgm Rockford Sch 205 Rfdg (FSA Insd) .......  6.650   02/01/12     5,662,270
   1,294  Illinois Hlth Fac Auth Rev Cmnty Prov Pooled Pgm Ser B (MBIA Insd) ............  7.900   08/15/03     1,324,512
      35  Illinois Hlth Fac Auth Rev Cmnty Prov Pooled Pgm Ser B (Prerefunded @
          08/15/96) (MBIA Insd) .........................................................  7.900   08/15/03        36,637
     213  Illinois Hlth Fac Auth Rev Cmnty Prov Pooled Pgm Ser B Rfdg (MBIA Insd)........  7.900   08/15/03       253,244
   5,000  Illinois Hlth Fac Auth Rev Hosp Sisters Svcs (Inverse Fltg) (MBIA Insd) .......  9.187   06/19/15     5,925,000
   5,000  Illinois Hlth Fac Auth Rev Methodist Hlth Proj (Inverse Fltg) (MBIA Insd) .....  9.365   05/18/21     5,950,000
   3,400  Illinois Hlth Fac Auth Rev Rush Presbyterian Saint Luke Hosp (Inverse Fltg)
          (MBIA Insd) ...................................................................  9.260   10/01/24     4,046,000
   1,695  Illinois Hlth Fac Auth Rev SSM Hlth Care Proj Ser B (Prerefunded @ 06/01/98)
          (MBIA Insd) ...................................................................  8.000   06/01/14     1,882,840
   6,110  Rosemont, IL Tax Increment 3 (FGIC Insd) ......................................      *   12/01/06     3,541,906
   3,000  Rosemont, IL Tax Increment 3 (FGIC Insd) ......................................      *   12/01/07     1,638,120
   1,285  Saint Clair Cnty, IL Ctfs Partn (MBIA Insd) ...................................  8.000   12/01/05     1,597,872
   1,185  Saint Clair Cnty, IL Ctfs Partn Indl Dev Rev (MBIA Insd) ......................  8.000   12/01/04     1,459,944
                                                                                                            -------------
                                                                                                              149,978,777
                                                                                                            -------------

          Indiana  2.0%
   2,000  Indiana Bond Bank Spl Pgm Ser A (AMBAC Insd) ..................................  9.750   08/01/09     2,742,960
   3,840  Indiana Hlth Fac Fin Auth Hosp Rev Cmnty Hosps of IN (MBIA Insd) ..............  7.000   07/01/21     4,292,736
   3,555  Indiana Hlth Fac Fin Auth Hosp Rev Cmnty Hosps Proj (AMBAC Insd) <F2> .........  5.600   05/15/14     3,559,479
   8,500  Indiana Hlth Fac Fin Auth Hosp Rev Cmnty Hosps Proj (AMBAC Insd) <F2> .........  5.700   05/15/22     8,593,500
   1,000  Indiana Hlth Fac Fin Auth Hosp Rev Cmnty Hosps Proj (MBIA Insd) ...............  6.850   07/01/22     1,100,620
   5,000  Indiana Hlth Fac Fin Auth Hosp Rev Cmnty Hosps Proj Rfdg & Impt (MBIA Insd) ...  6.400   05/01/12     5,368,400
   1,000  Marion Cnty, IN Convention & Recreational Fac Auth Excise Tax Rev Lease Rental
          Ser A (AMBAC Insd) ............................................................  7.000   06/01/21     1,124,720
   1,000  Saint Joseph Cnty, IN Hosp Auth Hosp Fac Rev Mem Hosp South Bend Proj (MBIA
          Insd) .........................................................................  6.250   08/15/12     1,066,850
   1,000  Saint Joseph Cnty, IN Hosp Auth Hosp Fac Rev Mem Hosp South Bend Ser A Rfdg
          (MBIA Insd) ...................................................................  7.000   08/15/20     1,120,240
                                                                                                            -------------
                                                                                                               28,969,505
                                                                                                            -------------
          Kansas 3.3%
  38,750  Burlington, KS Pollutn Ctl Rev KS Gas & Elec Co Proj Rfdg
          (MBIA Insd) <F3> ..............................................................   7.000  06/01/31     43,942,112
   2,015  Harvey Cnty, KS Unified Sch Dist (AMBAC Insd) <F2> ............................   5.000  09/01/16      1,972,907
   1,700  Kansas St Dev Fin Brd (AMBAC Insd) ............................................   5.500  12/01/15      1,705,083
                                                                                                             -------------
                                                                                                                47,620,102
                                                                                                             -------------

          Kentucky  0.0%
80        Kentucky Cntys Single Family Mtg Presbyterian Homes Ser A Rfdg
          (MBIA Insd) ...................................................................   8.625  09/01/15         85,474
                                                                                                             -------------


11  See Notes to Financial Statements


                                                Portfolio of Investments (Continued)

                                                    December 31, 1995
-------------------------------------------------------------------------------------------------------------------------
Par
Amount                                                                                                           Market
(000)     Description                                                                    Coupon   Maturity        Value
-------------------------------------------------------------------------------------------------------------------------
         Louisiana 1.2%
$ 4,065  Calcasieu Parish, LA Mem Hosp Svcs Dist Hosp Rev Lake Charles Mem Hosp
         Proj Ser A (Connie Lee Insd) ...................................................  6.375%  12/01/12  $  4,505,605
  5,530  Calcasieu Parish, LA Mem Hosp Svcs Dist Hosp Rev Lake Charles Mem Hosp
         Proj Ser A (Connie Lee Insd) ...................................................  6.500   12/01/18     6,392,182
    310  Louisiana Pub Fac Auth Rev Med Cent LA at New Orleans Proj (Connie Lee
         Insd) ..........................................................................  6.250   10/15/10       327,949
  4,150  Louisiana Pub Fac Auth Rev Pgm Hlth & Edl Cap Fac Our Lady Med Cent Ser C
         (MBIA Insd) ....................................................................  8.200   12/01/15     4,675,349
 10,000  New Orleans, LA Home Mtg Auth Single Family Mtg Rev 1985 Ser A (MBIA Insd)......      *   09/15/16     1,094,900
                                                                                                             ------------
                                                                                                               16,995,985
                                                                                                             ------------

         Maine 0.3%
  2,750  Easton, ME Indl Dev McCain Food Inc Proj Ser 1985 (AMBAC Insd) .................  9.200   08/01/99     2,756,380
  1,750  Maine Hlth & Higher Edl Fac Auth Rev Ser B (FSA Insd) ..........................  7.100   07/01/14     2,013,883
                                                                                                             ------------
                                                                                                                4,770,263
                                                                                                             ------------

         Maryland 0.0%
    195  Baltimore, MD Ctfs Partn Ser C Rfdg (MBIA Insd) ................................  7.200   04/01/10       218,757
     55  Baltimore, MD Ctfs Partn Ser C Rfdg (Prerefunded @ 04/01/00) (MBIA Insd)........  7.200   04/01/10        62,401
     40  Maryland St Hlth & High Edl Fac Auth Rev North Arundel Hosp Issue
         (Prerefunded @ 07/01/98) (MBIA Insd) ...........................................  7.875   07/01/21        44,436
                                                                                                             ------------
                                                                                                                  325,594
                                                                                                             ------------

         Massachusetts  1.3%
  4,975  Massachusetts St Hlth & Edl Fac Auth Rev Emerson Hosp Issue Ser D Rfdg
         (FSA Insd) .....................................................................  5.700   08/15/12     5,121,812
  4,000  Massachusetts St Hlth & Edl Fac Auth Rev Emerson Hosp Issue Ser D Rfdg
         (AMBAC Insd) ...................................................................  5.800   08/15/18     4,100,600
  1,700  Massachusetts St Hlth & Edl Fac Auth Rev Mt Auburn Hosp Ser B1 (MBIA Insd ......  6.250   08/15/14     1,823,386
  4,000  Massachusetts St Hlth & Edl Fac Auth Rev Newton-Wellesley Hosp Issue Ser C
         (MBIA Insd) ....................................................................  8.000   07/01/18     4,455,400
  2,000  Massachusetts St Hlth & Edl Fac Auth Rev Newton-Wellesley Hosp Issue Ser
         E (MBIA Insd) ..................................................................  5.875   07/01/15     2,107,820
  1,000  Massachusetts St Hlth & Edl Fac Auth Rev Univ Hosp Ser C (MBIA Insd) ...........  7.250   07/01/19     1,121,500
                                                                                                             ------------
                                                                                                               18,730,518
                                                                                                             ------------
         Michigan 3.2%
  2,325  Bay City, MI (AMBAC Insd) ......................................................      *   06/01/15       824,910
  1,000  Bay City, MI (AMBAC Insd) ......................................................      *   06/01/16       333,030
  3,605  Detroit, MI Sewage Disp Rev Ser B Rfdg (MBIA Insd) .............................  5.250   07/01/21     3,557,594
  3,000  Detroit, MI Sewage Disp Rev Wtr Supply Sys Ser A (MBIA Insd) ...................  5.000   07/01/25     2,890,260
  1,450  Detroit, MI Wtr Supply Sys Rev 2nd Lein Ser A (MBIA Insd) ......................  5.200   07/01/08     1,489,629
    500  Kalkaska, MI Pub Schs (AMBAC Insd) .............................................      *   05/01/15       178,355
 14,750  Livonia, MI Pub Sch Dist Ser II (FGIC Insd) ....................................      *   05/01/14     5,238,905
 21,000  Livonia, MI Pub Sch Dist Ser II (FGIC Insd) ....................................      *   05/01/21     4,539,990
 17,125  Michigan Pub Pwr Agy Rev Belle River Proj Ser A Rfdg (MBIA Insd) ...............  5.250   01/01/18    16,937,824
  2,500  Michigan St Hosp Fin Auth Rev Hosp Port Huron Hosp Oblig Rfdg (FSA Insd) .......  5.375   07/01/12     2,513,850
  1,535  Michigan St Hosp Fin Auth Rev Hosp Port Huron Hosp Oblig Rfdg (FSA Insd) .......  5.500   07/01/15     1,530,441
  2,000  Michigan St Hsg Dev Auth Rental Hsg Rev Ser B (Embedded Swap) (AMBAC Insd) .....  4.850   04/01/04     1,930,100
  1,100  Milan, MI Area Schs (AMBAC Insd) ...............................................  5.000   05/01/10     1,086,085
  5,000  Mount Clemens, MI Cmnty Sch Dist Cap Apprec (Prerefunded @ 05/01/07)
         (MBIA Insd) ....................................................................      *   05/01/17     1,425,700


12  See Notes to Financial Statements



                                                Portfolio of Investments (Continued)

                                                    December 31, 1995
-------------------------------------------------------------------------------------------------------------------------
Par
Amount                                                                                                           Market
(000)     Description                                                                    Coupon   Maturity        Value
-------------------------------------------------------------------------------------------------------------------------
         Michigan (Continued)
$ 1,000  Paw Paw, MI Pub Sch Dist Bldg & Site (FGIC Insd) ..............................  5.600%  05/15/15   $  1,010,420
  1,000  Paw Paw, MI Pub Sch Dist Bldg & Site (FGIC Insd) ..............................  5.625   05/01/25      1,010,040
                                                                                                             ------------
                                                                                                               46,497,133
                                                                                                             ------------

         Minnesota  1.4%
  1,000  Brainerd, MN Rev Evangelical Lutheran Ser B Rfdg (Cap Guar Insd) ..............  6.650   03/01/17      1,106,710
  5,600  Minneapolis-St Paul, MN Hsg & Redev Auth Hlth Care Sys Rev Health One
         Ser A (MBIA Insd) .............................................................  7.400   08/15/11      6,325,984
  3,215  Minnesota St Hsg Fin Agy Rental Hsg Ser D (MBIA Insd) .........................  5.800   08/01/11      3,278,046
  3,000  Minnesota St Hsg Fin Agy Rental Hsg Ser D (MBIA Insd) .........................  5.900   08/01/15      3,063,480
  1,500  Minnesota St Hsg Fin Agy Rental Hsg Ser D (MBIA Insd) .........................  6.000   02/01/22      1,526,655
  5,000  Southern MN Muni Pwr Agy Pwr Supply Sys Rev Ser B (FGIC Insd) .................  5.000   01/01/13      4,940,800
                                                                                                             ------------
                                                                                                               20,241,675
                                                                                                             ------------

         Mississippi  0.2%
  1,000  Alcorn Cnty Corinth, MS Hosp Rev Magnolia Regl Hlth Cent Rfdg
         (AMBAC Insd) ..................................................................  5.750   10/01/13      1,042,910
  1,000  Harrison Cnty, MS Wastewtr Mgmt Dist Rev Wastewtr Treatment Fac Ser A
         Rfdg (FGIC Insd) ..............................................................  8.500   02/01/13      1,379,710
                                                                                                             ------------
                                                                                                                2,422,620
                                                                                                             ------------
         Missouri  2.5%
  2,700  Central MO St Univ Rev Hsg Sys (Prerefunded @ 07/01/01) (MBIA Insd) ...........  7.000   07/01/14      3,105,351
  4,760  Green Cnty, MO Single Family Mtg Rev (AMBAC Insd) .............................      *   12/01/16        611,565
    420  Jackson Cnty, MO Pub Fac Auth Insd Leasehold Rev Cap Impt Proj Rfdg &
         Impt (MBIA Insd) ..............................................................  6.125   12/01/15        446,048
  1,090  Jackson Cnty, MO Single Family Mtg Rev Tax Exempt Multiplier Bond (MBIA
         Insd) .........................................................................      *   12/01/16        140,043
  2,250  Kansas City, MO Muni Assistance Corp Rev Leasehold H Roe Bartle Ser B1
         Rfdg (AMBAC Insd) .............................................................  7.125   04/15/16      2,548,350
  2,150  Missouri St Hlth & Edl Fac Auth Hlth Fac Rev Christian Hlth Ser A Rfdg &
         Impt (Prerefunded @ 02/15/01) (FGIC Insd) .....................................  6.800   02/15/06      2,435,821
  2,350  Missouri St Hlth & Edl Fac Auth Hlth Fac Rev Christian Hlth Ser A Rfdg &
         Impt (Prerefunded @ 02/15/01) (FGIC Insd) .....................................  6.875   02/15/21      2,670,446
  5,650  Missouri St Hlth & Edl Fac Auth Hlth Fac Rev SSM Hlth Care Proj Rfdg
         (MBIA Insd) ...................................................................  6.250   06/01/16      6,008,606
  9,250  Missouri St Hlth & Edl Fac Auth Hlth Fac Rev SSM Hlth Care Proj Rfdg
         (Prerefunded @ 06/01/98) (MBIA Insd) ..........................................  7.750   06/01/16     10,222,267
  1,000  Missouri St Hlth & Edl Fac Auth Rev Saint Luke's Hosp KC Proj Rfdg &
         Impt (Prerefunded @ 11/15/01) (MBIA Insd) .....................................  7.000   11/15/13      1,157,830
    670  Saint Louis Cnty, MO Single Family Mtg Rev (AMBAC Insd) .......................  9.250   10/01/16        723,754
  1,550  Saint Louis, MO Muni Fin Corp Leasehold Rev Rfdg & Impt (FGIC Insd) ...........  6.250   02/15/12      1,678,402
  2,000  Sikeston, MO Elec Rev Rfdg (MBIA Insd) ........................................  6.200   06/01/10      2,249,940
  1,000  Springfield, MO Sch Dist No R12 Ser B Rfdg (FGIC Insd) ........................  9.500   03/01/07      1,394,790
                                                                                                             ------------
                                                                                                               35,393,213
                                                                                                             ------------
         Nebraska  0.2%
  1,250  Douglas Cnty, NE Hosp Auth No 1 Rev Immanuel Med Cent Inc Rfdg
         (AMBAC Insd) ..................................................................  6.900   09/01/11      1,412,988
  1,500  Douglas Cnty, NE Hosp Auth No 1 Rev Immanuel Med Cent Inc Rfdg (AMBAC Insd)....  7.000   09/01/21      1,691,745
                                                                                                             ------------
                                                                                                                3,104,733
                                                                                                             ------------

         Nevada 0.9%
  2,000  Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj C Rfdg (AMBAC Insd) ................  7.200   10/01/22      2,289,860
  3,225  Reno, NV Hosp Rev Dates Saint Mary's Hosp Inc Ser B (Prerefunded @ 01/01/00)
         (MBIA Insd) ...................................................................  7.750   07/01/15      3,684,788
  4,865  Reno, NV Hosp Rev Dates Saint Mary's Hosp Inc Ser C (Prerefunded @ 01/01/00)
         (MBIA Insd) ...................................................................  7.750   07/01/15      5,587,745
  3,720  Washoe Cnty, NV Rfdg & Impt (MBIA Insd) .......................................      *   07/01/07      2,086,362
                                                                                                             ------------
                                                                                                               13,648,755
                                                                                                             ------------

13  See Notes to Financial Statements



                                                Portfolio of Investments (Continued)

                                                    December 31, 1995
-------------------------------------------------------------------------------------------------------------------------
Par
Amount                                                                                                           Market
(000)     Description                                                                       Coupon   Maturity     Value
-------------------------------------------------------------------------------------------------------------------------
         New Hampshire  0.2%
$ 2,500  New Hampshire St Tpk Sys Rev Rfdg (Inverse Fltg) (FGIC Insd) ..................    9.364% 11/01/17  $  3,221,875
                                                                                                             ------------

         New Jersey 3.3%
  1,950  Camden Cnty, NJ Muni Util Auth Swr Rev (FGIC Insd) ............................    8.250  12/01/17     2,135,426
  5,500  Howell Twp, NJ Rfdg (FGIC Insd) ...............................................    6.800  01/01/14     6,161,485
  3,625  Morristown, NJ Rfdg (FSA Insd) ................................................    6.400  08/01/14     4,019,037
  3,940  New Jersey St Hsg & Mtg Fin Agy Rev Home Mtg Ser B (MBIA Insd) ................    8.100  10/01/17     4,209,220
 22,500  New Jersey St Tran Trust Fund Auth Tran Sys Ser A Rfdg (MBIA Insd) ............    5.500  06/15/11    23,145,300
  3,250  Pleasantville, NJ Sch Dist Ctfs Partn Rfdg (MBIA Insd) ........................    5.500  10/01/13     3,344,770
  2,000  Port Auth NY & NJ Cons 102nd Ser (MBIA Insd) ..................................    5.625  10/15/17     2,020,540
  2,250  Sussex Cnty, NJ Muni Util Auth Solid Waste Rev Ser A (Prerefunded @
         12/01/98) (MBIA Insd) .........................................................    7.875  12/01/13     2,531,520
                                                                                                             ------------
                                                                                                               47,567,298
                                                                                                             ------------

         New Mexico  0.1%
    100  Farmington, NM Util Sys Rev (Prerefunded @ 05/15/96) (FGIC Insd) ..............    9.750  05/15/13       104,286
  1,300  Santa Fe, NM Util Rev Ser A Rfdg (AMBAC Insd) .................................    5.250  06/01/17     1,287,572
                                                                                                             ------------
                                                                                                                1,391,858
                                                                                                             ------------
         New York  5.4%
  4,350  New York City Indl Dev Agy Civic Fac Rev USTA Natl Tennis Cent Proj (FSA Insd).    6.375  11/15/14     4,746,720
  3,000  New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev Ser B (MBIA Insd) ...........    5.500  06/15/25     3,007,590
  1,000  New York City Ser A (Prerefunded @ 11/01/97) (AMBAC Insd) .....................    8.500  11/01/12     1,098,330
  2,000  New York City Ser B (MBIA Insd) ...............................................    6.950  08/15/12     2,293,360
     50  New York City Ser C Subser C1 (MBIA Insd) .....................................    6.250  08/01/09        54,261
  1,500  New York City Ser E Rfdg (MBIA Insd) ..........................................    6.200  08/01/08     1,673,280
  5,000  New York St Dorm Auth Rev City Univ Sys 3rd Resolution (AMBAC Insd) ...........    6.250  07/01/18     5,401,900
  2,365  New York St Dorm Auth Rev City Univ Sys 3rd Resolution Ser 1 (AMBAC Insd)
         ...............................................................................    6.250  07/01/16     2,563,069
  3,950  New York St Dorm Auth Rev City Univ Sys Ser C (FGIC Insd) .....................    7.000  07/01/14     4,409,029
  1,500  New York St Dorm Auth Rev March of Dimes Fndtn (Prerefunded @ 07/01/97)
         (AMBAC Insd) ..................................................................    9.200  07/01/12     1,647,660
    675  New York St Med Care Fac Fin Agy Rev IBC Mental Hlth Svcs Ser A (MBIA Insd)....    7.750  08/15/10       769,223
  1,000  New York St Med Care Fac Fin Agy Rev Mental Hlth Svcs Ser E (Cap Guar Insd)....    6.500  08/15/15     1,104,060
  5,000  New York St Med Care Fac Fin Agy Rev Mental Hlth Svcs Ser F Rfdg (MBIA Insd)...    5.250  02/15/19     4,872,300
 28,535  New York St Med Care Fac Fin Agy Rev NY Hosp Mtg Ser A (AMBAC Insd)............    6.750  08/15/14    32,599,811
  3,000  New York St Med Care Fac Fin Agy Rev Presbyterian Hosp Ser A Rfdg (MBIA Insd)..    5.375  02/15/25     2,969,280
  3,400  New York St Muni Bond Bank Agy Spl Pgm Rev Rochester Ser A (MBIA Insd).........    6.625  03/15/06     3,739,456
  1,500  New York St Twy Auth Hwy & Brdg Trust Fund Ser B (FGIC Insd) ..................    6.000  04/01/14     1,582,710
  3,500  New York St Urban Dev Corp Rev Correctional Fac Rfdg (AMBAC Insd) .............    5.250  01/01/18     3,461,745
                                                                                                             ------------
                                                                                                               77,993,784
                                                                                                             ------------

         North Carolina 1.0%
  7,200  Charlotte, NC Ctfs Partn Convention Fac Proj Ser C Rfdg (AMBAC Insd) ..........    5.250  12/01/20     7,086,600
  1,250  Franklin Cnty, NC Ctfs Partn Jail & Sch Projs (FGIC Insd) .....................    6.625  06/01/14     1,398,700
    500  North Carolina Eastn Muni Pwr Agy Pwr Sys Rev Ser A (AMBAC Insd) ..............   12.900  01/01/97       545,465
  5,000  North Carolina Muni Pwr Agy No 1 Catawba Elec Rev Ser A Rfdg (AMBAC Insd)......    5.375  01/01/20     4,973,300
                                                                                                             ------------
                                                                                                               14,004,065
                                                                                                             ------------
         North Dakota  0.4%
5,000    Mercer Cnty, ND Pollutn Ctl Rev Antelope Vly Station Rfdg (AMBAC Insd) ........    7.200  06/30/13     6,229,450
                                                                                                             ------------


14  See Notes to Financial Statements


                                                Portfolio of Investments (Continued)

                                                    December 31, 1995
-------------------------------------------------------------------------------------------------------------------------
Par
Amount                                                                                                           Market
(000)     Description                                                                    Coupon  Maturity        Value
-------------------------------------------------------------------------------------------------------------------------
         Ohio   2.3%
$ 3,600  Akron Bath Copley, OH St Twp Hosp Dist Rev Akron Genl Med Cent Proj
         (AMBAC Insd) ..................................................................   6.500%  01/01/19  $  3,906,252
  1,000  Akron Bath Copley, OH St Twp Hosp Dist Rev Children's Hosp Med Cent
         Akron (Prerefunded @ 11/15/00) (AMBAC Insd) ...................................   7.450   11/15/20     1,160,670
  5,000  Clermont Cnty, OH Hosp Fac Rev Muni (Inverse Fltg) (AMBAC Insd) ...............   9.091   10/05/21     5,950,000
  2,010  Cleveland, OH (MBIA Insd) .....................................................   6.500   11/15/09     2,327,700
  2,285  Cleveland, OH (MBIA Insd) .....................................................   6.500   11/15/10     2,635,245
  1,000  Cuyahoga Cnty, OH Hosp Rev Richmond Heights Genl Hosp Rfdg (AMBAC
         Insd) .........................................................................  10.000   12/01/11       944,320
  8,625  Hamilton, OH Elec Sys Mtg Rev Mtg City of Hamilton Ser B
         (Prerefunded @ 10/15/98) (FGIC Insd) ..........................................   8.000   10/15/22     9,694,500
  1,000  Montgomery Cnty, OH Solid Waste Rfdg (AMBAC Insd) .............................   5.350   11/01/10     1,023,280
  1,000  Ohio Muni Elec Generation Agy Ser 1993 (AMBAC Insd) ...........................   5.375   02/15/13     1,013,250
  1,500  Ohio St Air Quality Dev Auth Rev Pollutn Ctl Cleveland Co Proj Rfdg (FGIC Insd)   8.000   12/01/13     1,821,390
  2,500  Ohio St Air Quality Dev Auth Rev Pollutn Ctl OH Edison Ser A Rfdg (FGIC Insd)..   7.450   03/01/16     2,827,700
                                                                                                             ------------
                                                                                                               33,304,307
                                                                                                             ------------

         Oklahoma  0.8%
  1,385  McAlester, OK Pub Wks Auth Rev Rfdg & Impt (FSA Insd) .........................   5.250   12/01/16     1,371,925
    655  McAlester, OK Pub Wks Auth Rev Rfdg & Impt (FSA Insd) .........................   5.250   12/01/19       644,887
  1,760  McAlester, OK Pub Wks Auth Rev Rfdg & Impt (FSA Insd) .........................   5.250   12/01/20     1,732,280
  1,865  McAlester, OK Pub Wks Auth Rev Rfdg & Impt (AMBAC Insd) .......................   5.250   12/01/21     1,842,788
  1,000  Norman, OK Regl Hosp Auth Hosp Rev (MBIA Insd) ................................   6.900   09/01/21     1,111,790
  4,240  Oklahoma Hsg Fin Agy Single Family Rev Mtg Ser A (MBIA Insd) ..................   7.200   03/01/11     4,557,491
    500  Tulsa, OK Arpts Impt Trust Genl Rev (MBIA Insd) ...............................   7.500   06/01/08       535,210
                                                                                                             ------------
                                                                                                               11,796,371
                                                                                                             ------------

         Oregon  0.8%
  1,000  Ontario, OR Catholic Hlth Corp Hosp Fac Auth Hlth Fac Rev
         Holy Rosary Med Ser C Rfdg (MBIA Insd) ........................................   5.500   11/15/12     1,023,150
  2,000  Oregon Hlth Sciences Univ Rev Ser A (MBIA Insd) <F2> ...............,..........   5.250   07/01/25     1,974,860
  7,000  Oregon Hlth Sciences Univ Rev Ser B (MBIA Insd) <F2> ..........................   5.250   07/01/15     6,945,120
  1,000  Wasco Cnty, OR Vets Home (FSA Insd) ...........................................   6.200   06/01/13     1,081,830
                                                                                                             ------------
                                                                                                               11,024,960
                                                                                                             ------------
         Pennsylvania  2.6%
  1,000  Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev Ohio Edison Co
         Mansfield Rfdg (FGIC Insd) ....................................................    7.100  06/01/18     1,108,310
    500  Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev Ohio Edison Proj Ser A
         Rfdg (FGIC Insd) ..............................................................    7.750  09/01/24       560,260
  2,000  Dauphin Cnty, PA Genl Auth Hosp Rev Hapsco Phoenixville Hosp Proj
         Ser B (FGIC Insd) .............................................................    6.125  07/01/10     2,139,480
  5,250  Delaware River Port Auth PA (AMBAC Insd) ......................................    5.500  01/01/26     5,293,628
  1,000  Emmaus, PA Genl Auth Rev Var Loc Govt Bond Pool Pgm Ser B Var Rate
         Cpn (BIGI Insd) ...............................................................    8.000  05/15/18     1,098,770
  2,050  Harrisburg, PA Redev Auth Rev Cap Impt Ser A (FGIC Insd) ......................    7.875  11/02/16     2,232,266
  1,000  Lehigh Cnty, PA Indl Dev Auth Pollutn Ctl Rev PA Pwr & Lt Co Proj
         Ser A Rfdg (MBIA Insd) ........................................................    6.400  11/01/21     1,075,420
  3,750  Montgomery Cnty, PA Indl Dev Auth Rev Pollutn Ctl Ser E Rfdg (MBIA
         Insd) .........................................................................    6.700  12/01/21     4,140,300
  1,300  New Kensington Arnold, PA (AMBAC Insd) <F2> ...................................    5.375  05/15/20     1,294,670
  1,000  Northeastern PA Hosp & Edl Auth College Rev Gtd Luzerne Cnty Cmnty
         College (AMBAC Insd) ..........................................................    6.625  08/15/15     1,122,920
  6,875  Pennsylvania St Ctfs Partn Ser A Rfdg (AMBAC Insd) ............................    5.250  07/01/11     6,897,962
  2,250  Philadelphia, PA Gas Wks Rev 14th Ser A Rfdg (FSA Insd) .......................    6.375  07/01/14     2,443,905
  2,250  Philadelphia, PA Sch Dist Ser B (AMBAC Insd) ..................................    5.500  09/01/15     2,258,460

15  See Notes to Financial Statements




                                                Portfolio of Investments (Continued)

                                                    December 31, 1995
-------------------------------------------------------------------------------------------------------------------------
Par
Amount                                                                                                           Market
(000)     Description                                                                    Coupon  Maturity         Value
-------------------------------------------------------------------------------------------------------------------------
          Pennsylvania (Continued)
$  1,000  Saint Mary's Hosp Auth Bucks Cnty, PA Rev Franciscan Hlth Saint Mary
          Ser A (MBIA Insd) ............................................................   6.500%  07/01/22  $  1,085,590
   1,000  Saint Mary's Hosp Auth Bucks Cnty, PA Rev Franciscan Hlth Sys Ser B
          (MBIA Insd) ..................................................................   6.500   07/01/12     1,094,890
   1,000  Sayre, PA Hlth Care Fac Auth Rev VHA Cap Asset Fin Pgm Ser H2 (AMBAC Insd)....   7.625   12/01/15     1,140,460
   1,000  State Pub Sch Bldg Auth PA Sch Rev Burgettstown Sch Dist Ser D (MBIA Insd)....   6.500   02/01/14     1,105,740
   1,655  West Mifflin, PA Area Sch Dist (FGIC Insd) ...................................   5.500   02/15/11     1,694,008
                                                                                                             ------------
                                                                                                               37,787,039
                                                                                                             ------------

          Rhode Island  1.7%
     500  Rhode Island Depositors Econ Protection Corp Spl Oblig Ser A
          (Prerefunded @ 08/01/02) (FSA Insd) ..........................................   6.625   08/01/19       572,375
   2,000  Rhode Island St Hlth & Edl Bldg Corp Rev Higher Edl Fac Roger Williams
          (Connie Lee Insd) ............................................................   7.250   11/15/24     2,302,180
  18,000  Rhode Island St Hlth & Edl Bldg Corp Rev RI Hosp (Inverse Fltg) (FGIC
          Insd) <F3> ...................................................................   9.911   08/15/21    21,285,000
                                                                                                             ------------
                                                                                                               24,159,555
                                                                                                             ------------


          South Carolina  1.2%
   1,000  Charleston Cnty, SC Ctfs Partn Charleston Pub Fac Corp (Prerefunded @
          06/01/01) (MBIA Insd) ........................................................   7.100   06/01/11     1,153,130
   1,500  Charleston Cnty, SC Ctfs Partn Ser B (MBIA Insd) .............................   6.875   06/01/14     1,716,135
   3,000  Florence Cnty, SC Pub Fac Corp Ctfs Partn Law Enforcement Proj Civic
          Cent (Prerefunded @ 03/01/00) (AMBAC Insd) ...................................   7.600   03/01/14     3,417,810
   1,000  Greenville, SC Hosp Sys Hosp Fac Rev Ser A (Prerefunded @ 05/01/98)
          (FGIC Insd) ..................................................................   7.800   05/01/15     1,103,380
   1,000  Marion Cnty, SC Hosp Dist (AMBAC Insd) .......................................   5.500   11/01/10     1,000,780
   2,000  Marion Cnty, SC Hosp Dist (AMBAC Insd) .......................................   5.375   11/01/25     1,914,020
     400  Rock Hill, SC Util Sys Rev (Prerefunded @ 01/01/98) (FGIC Insd) ..............   8.000   01/01/18       438,664
     635  Saint Andrews, SC Pub Svcs Dist Swr Sys Rev (FGIC Insd) ......................   7.750   01/01/18       690,061
   5,750  South Carolina Jobs Econ Dev Auth Hosp Fac Rev Tuomey Regl Med Cent
          Ser A (MBIA Insd) <F2> .......................................................   5.750   11/01/15     5,896,050
                                                                                                             ------------
                                                                                                               17,330,030
                                                                                                             ------------

          South Dakota  0.8%
   5,205  South Dakota St Lease Rev Trust Ctfs Ser A (Cap Guar Insd) ...................   6.625   09/01/12     6,066,271
   4,000  South Dakota St Lease Rev Trust Ctfs Ser A (Cap Guar Insd) ...................   6.700   09/01/17     4,771,240
                                                                                                             ------------
                                                                                                               10,837,511
                                                                                                             ------------

          Tennessee  0.4%
   2,000  Chattanooga-Hamilton Cnty, TN Hosp Auth Hosp Rev Erlanger
          Med Cent Ser B (Inverse Fltg) (Prerefunded @ 05/01/01) (FSA Insd) ............   9.774   05/25/21     2,542,500
   3,320  Johnson City, TN Sch Sales Tax (AMBAC Insd) ..................................   6.700   05/01/18     3,746,720
                                                                                                             ------------
                                                                                                                6,289,220
                                                                                                             ------------

          Texas   6.6%
   3,000  Amarillo, TX Hlth Fac Corp Hosp Rev High Plains Baptist Hosp
          (Inverse Fltg) (FSA Insd) ...................................................    8.683   01/01/22     3,442,500
   1,000  Austin, TX Util Sys Rev (Prerefunded @ 05/15/02) (BIGI Insd) ................    8.625   11/15/12     1,236,420
  12,500  Austin, TX Util Sys Rev Ser A Rfdg (MBIA Insd) ..............................        *   11/15/10     5,698,625
   2,300  Brazoria Cnty, TX Hlth Fac Dev Corp Hosp Rev Brazosport Mem Hosp Rfdg
          (FSA Insd) ..................................................................    5.500   07/01/13     2,339,146
   6,500  Brazos River Auth TX Rev Coll Houston Lt & Pwr Co (MBIA Insd) ...............    5.800   08/01/15     6,618,755
   9,000  Brazos River Auth TX Rev Coll Houston Lt & Pwr Co Proj B Rfdg (MBIA Insd)....    8.250   05/01/15     9,973,980
   6,515  Brazos River Auth TX Rev Coll Houston Lt & Pwr Co Proj C Rfdg (MBIA Insd)....    8.100   05/01/19     7,198,489

16  See Notes to Financial Statements


                                                Portfolio of Investments (Continued)

                                                    December 31, 1995
-------------------------------------------------------------------------------------------------------------------------
Par
Amount                                                                                                           Market
(000)     Description                                                                    Coupon    Maturity       Value
-------------------------------------------------------------------------------------------------------------------------
          Texas (Continued)
$  1,000  Colorado River, TX Muni Wtr Dist Wtr Rev Transmission Fac Proj Ser A
          (Prerefunded @ 01/01/01) (AMBAC Insd) ........................................   6.625%  01/01/21  $  1,107,500
   3,655  Corpus Christi, TX Hsg Fin Corp Single Family Mtg Rev Ser A Rfdg (MBIA
          Insd) ........................................................................   7.700   07/01/11     3,961,801
   6,525  Dallas Cnty, TX Util & Reclamation Dist (MBIA Insd) ..........................       *   02/15/07     3,297,604
   6,780  Dallas Cnty, TX Util & Reclamation Dist (MBIA Insd) ..........................       *   02/15/08     3,179,820
   7,705  Dallas Cnty, TX Util & Reclamation Dist (MBIA Insd) ..........................       *   02/15/09     3,323,706
     475  Dallas Cnty, TX Util & Reclamation Dist (Prerefunded @ 02/15/00) (MBIA Insd)..       *   02/15/07       247,926
     470  Dallas Cnty, TX Util & Reclamation Dist (Prerefunded @ 02/15/00) (MBIA Insd)..       *   02/15/08       227,687
     895  Dallas Cnty, TX Util & Reclamation Dist (Prerefunded @ 02/15/00) (MBIA Insd)..       *   02/15/09       400,665
   2,340  Dallas, TX Wtrwks & Swr Sys Rev Ser A Rfdg & Impt (MBIA Insd) ................   5.000   10/01/14     2,280,073
   2,480  Dallas, TX Wtrwks & Swr Sys Rev Ser A Rfdg & Impt (MBIA Insd) ................   5.000   10/01/15     2,414,528
  23,200  El Paso, TX Hsg Fin Corp Mtg Rev Single Family (FGIC Insd) ...................       *   11/01/16     2,586,336
   3,595  Galveston Cnty, TX Hlth Fac Devereux Fndtn (AMBAC Insd) ......................   5.000   11/01/14     3,498,510
   1,630  Galveston Cnty, TX Hlth Fac Devereux Fndtn (AMBAC Insd) ......................   5.000   11/01/19     1,541,996
   2,745  Harris Cnty, TX Hlth Fac Dev Corp Spl Fac Rev TX Med Cent Proj (MBIA Insd)....   7.375   05/15/20     3,090,486
   1,250  Harris Cnty, TX Hlth Fac Dev Corp Thermal Util Rev Teco Proj Ser A
          (AMBAC Insd) .................................................................   7.250   02/15/15     1,387,637
   4,615  Harris Cnty, TX Toll Rd Tax & Sub Lien Ser A Rfdg (FGIC Insd) ................       *   08/15/07     2,560,817
     245  Henderson, TX (AMBAC Insd) ...................................................   9.125   05/15/04       322,618
  16,500  Lower CO River Auth TX Rev Jr Lien 4th Supply Rfdg (FSA Insd) ................   5.625   01/01/17    16,616,160
   5,000  Matagorda Cnty, TX Navigation Dist No 1 Pollutn Ctl Rev Cent Pwr &
          Light Co Proj Rfdg (MBIA Insd) ...............................................   6.100   07/01/28     5,163,600
   1,975  Tarrant Cnty, TX Hlth Fac Dev Corp Hlth Sys Rev Ser A (FGIC Insd) ............   5.000   09/01/15     1,869,535
                                                                                                             ------------
                                                                                                               95,586,920
                                                                                                             ------------

           Utah  1.5%
   5,085  Beaver Cnty, UT Sch Dist (Prerefunded @ 11/01/02) (AMBAC Insd) ...............    6.625  11/01/12     5,765,831
   3,000  Payson City, UT Cnty UT Elec Pwr Rev (MBIA Insd) .............................    8.000  08/15/03     3,296,850
     750  Provo, UT Elec Rev 1984 Ser A Rfdg (AMBAC Insd) ..............................   10.375  09/15/15     1,104,555
   3,500  Salt Lake City, UT Hosp Rev IHC Hosp Inc Rfdg (Inverse Fltg) (AMBAC Insd).....    9.261  05/15/20     4,086,250
     500  Uintah Cnty, UT Pollutn Ctl Rev Natl Rural Util Deseret Ser 1984 F
          (Prerefunded @ 06/15/01) (AMBAC Insd) ........................................   10.000  06/15/09       637,670
   7,385  Utah St Muni Fin Coop Local Govt Rev Pool Cap Salt Lake (FSA Insd) ...........        *  03/01/09     3,702,987
   3,115  West Jordan, UT Multi-Family Rev Broadmoor Village Apts Proj Ser A Rfdg
          (FSA Insd) ...................................................................    6.800  01/01/15     3,310,902
                                                                                                             ------------
                                                                                                               21,905,045
                                                                                                             ------------
          Virginia 0.7%
   2,315  Chesapeake Bay Brdg & Tunl Comm VA Dist Rev Genl Resolution Rfdg (MBIA
          Insd) ........................................................................    6.375  07/01/22     2,470,059
   4,000  Loudoun Cnty, VA Ctfs Partn (FSA Insd) .......................................    6.800  03/01/14     4,544,280
   1,125  Roanoke, VA Indl Dev Auth Hosp Rev Roanoke Mem Hosp Proj (Prerefunded @
          07/01/00) (MBIA Insd) ........................................................    6.500  07/01/25     1,232,629
     750  University of VA Hosp Rev Ser C Rfdg (Prerefunded @ 06/01/00) (AMBAC
          Insd) <F4> ...................................................................  0/9.375  06/01/07       812,497
   1,500  Virginia St Peninsula Regl Jail Auth Regl Jail Fac Rev (MBIA Insd) ...........    5.500  10/01/18     1,506,510
                                                                                                             ------------
                                                                                                               10,565,975
                                                                                                             ------------

17  See Notes to Financial Statements


                                                Portfolio of Investments (Continued)

                                                    December 31, 1995
-------------------------------------------------------------------------------------------------------------------------
Par
Amount                                                                                                           Market
(000)     Description                                                                    Coupon    Maturity       Value
-------------------------------------------------------------------------------------------------------------------------
         Washington  2.2%
$ 1,250  Franklin Cnty, WA Pub Util Dist No 1 Elec Rev
         (Prerefunded @ 09/01/01) (AMBAC Insd) .........................................   7.100%  09/01/08 $   1,428,462
    350  Pierce Cnty, WA Swr Rev Ser A (MBIA Insd) .....................................   9.000   02/01/05       452,424
  1,000  Snohomish Cnty, WA Solid Waste Rev (MBIA Insd) ................................   7.000   12/01/10     1,134,230
  5,000  Spokane, WA Regl Solid Waste Mgmt Sys Rev (AMBAC Insd) ........................   6.250   12/01/11     5,415,900
  1,000  University of WA Univ Rev Hsg & Dining (MBIA Insd) ............................   7.000   12/01/21     1,133,670
  1,000  Washington St Hlth Care Fac Auth Rev VA Mason Med Cent (MBIA Insd) ............   8.000   07/01/15     1,075,120
  9,435  Washington St Pub Pwr Supply Sys Nuclear Proj No 1 Rev Ser C Rfdg (FGIC Insd)..   7.750   07/01/08    10,858,741
  3,015  Washington St Pub Pwr Supply Sys Nuclear Proj No 2 Rev Ser C Rfdg (MBIA Insd)..       *   07/01/04     1,994,091
  6,500  Washington St Pub Pwr Supply Sys Nuclear Proj No 2 Rev Ser C Rfdg
         (Prerefunded @ 01/01/01) (FGIC Insd) ..........................................   7.375   07/01/11     7,522,125
    250  Washington St Pub Pwr Supply Sys Nuclear Proj No 3 Rev Ser A Rfdg BIGI Insd)...   6.000   07/01/18       253,103
                                                                                                             ------------
                                                                                                               31,267,866
                                                                                                             ------------

         West Virginia 0.1%
  1,235  South Charleston, WV Hosp Rev Herbert J Thomas Mem Hosp Rfdg
         (Prerefunded @ 10/01/98) (MBIA Insd) ..........................................   8.000   10/01/10     1,386,436
                                                                                                             ------------

         Wyoming  0.2%
2,000    Laramie Cnty, WY Hosp Rev Mem Hosp Proj (AMBAC Insd) ..........................   6.700   05/01/12     2,216,500
                                                                                                             ------------

         Puerto Rico  0.8%
  1,000  Puerto Rico Comwlth (AMBAC Insd) ..............................................   5.875   07/01/18     1,044,870
  7,750  Puerto Rico Comwlth Rfdg (MBIA Insd) ..........................................   5.375   07/01/22     7,789,603
  3,000  Puerto Rico Indl Tourist Edl Med & Environmental Ctl Fac Hosp Auxilio
         (MBIA Insd)....................................................................   6.250   07/01/16     3,257,520
                                                                                                             ------------
                                                                                                               12,091,993
                                                                                                             ------------

Total Long-Term Investments 99.7%
  (Cost $1,308,250,979) <F1>....................................................................            1,441,054,168

Short-Term Investments at Amortized Cost  2.3%..................................................               34,300,000

Liabilities in Excess of Other Assets  (2.0%)...................................................             (29,568,710)
                                                                                                             ------------
Net Assets  100%................................................................................           $1,445,785,458
                                                                                                         ================
*Zero coupon bond

<F1> At December 31, 1995, cost for federal income tax purposes is
     $1,308,250,979; the aggregate gross unrealized appreciation is $133,596,887 and the aggregate gross unrealized depreciation is $793,698, resulting in net unrealized appreciation of $132,803,189.

<F2> Securities purchased on a when issued or delayed delivery basis.

<F3> Assets segregated as collateral for when issued or delayed delivery purchase commitments.

<F4> Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.


The following table summarizes the portfolio composition at December 31, 1995, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                         Portfolio Composition by Credit Quality
                         AAA...........................    99.6%
                         AA............................     0.2
                         BBB...........................     0.1
                         B.............................     0.1
                                                         =======
                                                          100.0%
                                                         =======

18  See Notes to Financial Statements





                            Statement of Assets and Liabilities
                                      December 31, 1995
------------------------------------------------------------------------------------------------------------
Assets:
Investments, at Market Value (Cost $1,308,250,979) (Note 1)...............................  $  1,441,054,168
Short-Term Investments (Note 1)...........................................................        34,300,000
Cash......................................................................................         1,440,794
Receivables:
  Investments Sold........................................................................       24,020,546
  Interest................................................................................        22,992,856
  Fund Shares Sold........................................................................           636,476
Other.....................................................................................            53,765
                                                                                            -----------------
     Total Assets.........................................................................     1,524,498,605
                                                                                            -----------------

Liabilities:
Payables:
  Investments Purchased...................................................................        73,398,336
  Income Distributions....................................................................         1,934,434
  Fund Shares Repurchased ................................................................         1,164,652
  Investment Advisory Fee (Note 2)........................................................           604,455
Accrued Expenses..........................................................................         1,611,270
                                                                                            -----------------
     Total Liabilities....................................................................        78,713,147
                                                                                            -----------------
Net Assets................................................................................  $  1,445,785,458
                                                                                            =================

Net Assets Consist of:
Paid in Surplus (Note 3)..................................................................  $  1,318,535,381
Net Unrealized Appreciation on Investments................................................       132,803,189
Accumulated Distributions in Excess of Net Investment Income..............................           (50,709)
Accumulated Net Realized Loss on Investments..............................................        (5,502,403)
                                                                                            -----------------
Net Assets................................................................................  $  1,445,785,458
                                                                                            =================
Maximum Offering Price Per Share:
  Class A Shares:
     Net asset value and redemption price per share (Based on net assets of $1,365,380,085
     and 69,845,771 shares of beneficial interest issued and outstanding) (Note 3)........  $          19.55
     Maximum sales charge (4.75%* of offering price)......................................               .97
                                                                                            -----------------
Maximum offering price to public..........................................................  $          20.52
                                                                                            =================
  Class B Shares:
     Net asset value and offering price per share (Based on net assets of $75,278,779 and
     3,850,770 shares of beneficial interest issued and outstanding) (Note 3).............  $          19.55
                                                                                            =================
  Class C Shares:
     Net asset value and offering price per share (Based on net assets of $5,126,594 and
     262,260 shares of beneficial interest issued and outstanding) (Note 3)...............  $          19.55
                                                                                            =================
*On sales of $100,000 or more, the sales charge will be reduced.

19  See Notes to Financial Statements



                                          Statement of Operations
                                 For the Year Ended December 31, 1995
-----------------------------------------------------------------------------------------------
Investment Income:
Interest.....................................................................  $    80,236,681
                                                                               ----------------

Expenses:
Investment Advisory Fee (Note 2).............................................        5,813,647
Distribution (12b-1) and Service Fees (Allocated to Classes A, B, C and D of
$2,809,295, $441,670, $38,605 and $15, respectively) (Note 6) ...............        3,289,585
Shareholder Services (Note 2) ...............................................        1,517,092
Legal (Note 2)...............................................................           68,500
Trustees Fees and Expenses (Note 2)..........................................           38,004
Insurance (Note 1)...........................................................           36,426
Other........................................................................          801,913
                                                                               ----------------
Total Expenses...............................................................       11,565,167
Less Expenses Reimbursed.....................................................           13,125
                                                                               ----------------
Net Expenses.................................................................       11,552,042
                                                                               ----------------
Net Investment Income........................................................  $    68,684,639
                                                                               ================


Realized and Unrealized Gain/Loss on Investments:
Realized Gain/Loss on Investments:
Proceeds from Sales..........................................................  $   885,555,764
Cost of Securities Sold......................................................     (882,920,002)
                                                                               ----------------
Net Realized Gain on Investments (Including realized loss on futures
transactions of $5,991,342)..................................................        2,635,762
                                                                               ----------------
Unrealized Appreciation/Depreciation on Investments:
Beginning of the Period......................................................       (3,089,839)
End of the Period............................................................      132,803,189
                                                                               ----------------
Net Unrealized Appreciation on Investments During the Period.................      135,893,028
                                                                               ----------------
Net Realized and Unrealized Gain on Investments..............................  $   138,528,790
                                                                               ================
Net Increase in Net Assets from Operations...................................  $   207,213,429
                                                                               ================

20  See Notes to Financial Statements



                                      Statement of Changes in Net Assets
                             For the Years Ended December 31, 1995 and 1994
---------------------------------------------------------------------------------------------------------
                                                                            Year Ended         Year Ended
                                                                     December 31, 1995  December 31, 1994
---------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income..............................................  $     68,684,639   $     68,012,858
Net Realized Gain on Investments...................................         2,635,762          6,340,550
Net Unrealized Appreciation/Depreciation on Investments
  During the Period................................................       135,893,028       (154,941,139)
                                                                     -----------------  -----------------
Change in Net Assets from Operations ..............................       207,213,429        (80,587,731)
                                                                     -----------------  -----------------
Distributions from Net Investment Income*..........................       (68,722,447)       (68,248,932)
Distributions in Excess of Net Investment Income* (Note 1).........          (319,378)               -0-
                                                                     -----------------  -----------------
  Distributions from and in Excess of Net Investment Income*.......       (69,041,825)       (68,248,932)
                                                                     -----------------  -----------------
Net Change in Net Assets from Investment Activities................       138,171,604       (148,836,663)
                                                                     -----------------  -----------------
From Capital Transactions (Note 3):
Proceeds from Shares Sold..........................................       373,367,935        145,835,342
Net Asset Value of Shares Issued Through Dividend Reinvestment.....        47,663,019         46,938,996
Cost of Shares Repurchased.........................................      (257,166,907)      (155,893,379)
                                                                     -----------------  -----------------
Net Change in Net Assets from Capital Transactions.................       163,864,047         36,880,959
                                                                     -----------------  -----------------
Total Increase/Decrease in Net Assets..............................       302,035,651       (111,955,704)
Net Assets:
Beginning of the Period............................................     1,143,749,807      1,255,705,511
                                                                     -----------------  -----------------
End of the Period (Including undistributed net investment income
  of $(50,709) and $37,808, respectively)..........................  $  1,445,785,458   $  1,143,749,807
                                                                     =================  =================

                                                                   Year Ended         Year Ended
*Distributions by Class                                     December 31, 1995  December 31, 1994
------------------------------------------------------------------------------------------------
Distributions from and in Excess of Net Investment Income:
Class A Shares............................................  $    (66,799,203)  $    (66,735,561)
Class B Shares............................................        (2,061,251)        (1,291,269)
Class C Shares............................................          (181,333)          (222,010)
Class D Shares............................................               (38)               (92)
                                                            -----------------  -----------------
                                                            $    (69,041,825)  $    (68,248,932)
                                                            =================  =================

21  See Notes to Financial Statements




                                                    Financial Highlights
----------------------------------------------------------------------------------------------------------------------------------
                           The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                  Year Ended December 31
                                                                                 -------------------------------------------------
Class A Shares                                                                      1995       1994       1993      1992    1991
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period........................................................ $17.572   $19.857    $18.721   $18.478   $17.825
                                                                                  -------   -------    -------   -------   -------
  Net Investment Income..........................................................   1.021     1.051      1.107     1.146     1.153
  Net Realized and Unrealized
     Gain/Loss on Investments....................................................   1.982    (2.280)     1.145      .561      .681
                                                                                  -------   -------    -------   -------   -------
Total from Investment Operations.................................................   3.003    (1.229)     2.252     1.707     1.834
                                                                                  -------   -------    -------   -------   -------
Less:
  Distributions from and in Excess of
     Net Investment Income.......................................................   1.026     1.056      1.116     1.140     1.160
  Distributions from Net
     Realized Gain on Investments................................................     -0-       -0-        -0-      .324      .021
                                                                                  -------   -------    -------   -------   -------
Total Distributions..............................................................   1.026     1.056      1.116     1.464     1.181
                                                                                  -------   -------    -------   -------   -------
Net Asset Value, End of the Period............................................... $19.549   $17.572    $19.857   $18.721   $18.478
                                                                                  =======   =======    =======   =======   =======

Total Return.....................................................................  17.49%    (6.31%)    12.32%     9.51%    10.62%
Net Assets at End of the Period
  (In millions).................................................................. $1,365.4  $1,110.2   $1,230.0  $ 999.9   $ 833.2
Ratio of Expenses to Average
  Net Assets (Annualized)........................................................    .88%*     .88%       .84%      .83%      .88%
Ratio of Net Investment
  Income to Average
  Net Assets (Annualized)........................................................   5.44%*    5.70%      5.69%     6.14%     6.39%
Portfolio Turnover...............................................................  70.12%    48.46%     78.73%   111.90%   113.25%

* The Ratios of Expenses to Average Net Assets and Net Investment Income to Average Net Assets were not affected by the assumption of certain expenses by VKAC.

22  See Notes to Financial Statements



                                                    Financial Highlights (Continued)
----------------------------------------------------------------------------------------------------------------------------
                           The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 May 1, 1993
                                                                                                            (Commencement of
                                                                            Year Ended         Year Ended   Distribution) to
Class B Shares                                                       December 31, 1995  December 31, 1994  December 31, 1993
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period..........................................            $17.563            $19.824            $19.320
                                                                               -------            -------            -------
  Net Investment Income............................................               .890               .899               .619
  Net Realized and Unrealized
     Gain/Loss on Investments .....................................              1.978             (2.276)              .513
                                                                               -------            -------            -------
Total from Investment Operations...................................              2.868             (1.377)             1.132
Less Distributions from and in Excess of
  Net Investment Income............................................               .882               .884               .628
                                                                               -------            -------            -------
Net Asset Value, End of the Period.................................            $19.549            $17.563            $19.824
                                                                               =======            =======            =======

Total Return.......................................................            16.67%              (7.03%)             5.92%*
Net Assets at End of the Period (In millions)......................            $ 75.3             $  30.0            $  20.8
Ratio of Expenses to Average Net
  Assets (Annualized)..............................................            1.67%**              1.71%              1.68%
Ratio of Net Investment Income to
  Average Net Assets (Annualized)..................................            4.69%**              4.88%              4.25%
Portfolio Turnover.................................................            70.12%              48.46%             78.73%


 * Non-Annualized
** The Ratios of Expenses to Average Net Assets and Net Investment
   Income to Average Net Assets were not affected by the assumption of certain expenses by VKAC.



23  See Notes to Financial Statements


                                        Financial Highlights (Continued)
-------------------------------------------------------------------------------------------------------------------
                    The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
-------------------------------------------------------------------------------------------------------------------
                                                                                                    August 13, 1993
                                                                                                   (Commencement of
                                                                   Year Ended         Year Ended   Distribution) to
Class C Shares                                              December 31, 1995  December 31, 1994  December 31, 1993
-------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period..................................           $17.568            $19.823            $19.650
                                                                      -------            -------            -------
  Net Investment Income....................................              .883               .908               .350
  Net Realized and Unrealized
       Gain/Loss on Investments............................             1.979             (2.279)              .181
                                                                      -------            -------            -------
Total from Investment Operations...........................             2.862             (1.371)              .531
Less Distributions from and in Excess of
  Net Investment Income....................................              .882               .884               .358
                                                                      -------            -------            -------
Net Asset Value, End of the Period.........................           $19.548            $17.568            $19.823
                                                                      =======            =======            =======

Total Return...............................................           16.60%              (6.98%)             2.70%*
Net Assets at End of the Period (In millions)..............           $   5.1            $   3.5            $   5.0
Ratio of Expenses to Average Net
  Assets (Annualized)......................................           1.67%**              1.70%              1.68%
Ratio of Net Investment Income to
  Average Net Assets (Annualized)..........................           4.68%**              4.89%              4.21%
Portfolio Turnover.........................................           70.12%              48.46%             78.73%


 * Non-Annualized
** The Ratios of Expenses to Average Net Assets and Net Investment Income to
   Average Net Assets were not affected by the assumption of certain expenses by VKAC.

24  See Notes to Financial Statements


                          Notes to Financial Statements
                                 December 31, 1995
--------------------------------------------------------------------------------

1. Significant Accounting Policies
Van Kampen American Capital Insured Tax Free Income Fund (the "Fund") is organized as a series of Van Kampen American Capital Tax-Free Fund (the "Trust"),a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through an investment in a diversified portfolio of insured municipal securities. The Fund commenced the distribution of its Class B and Class C shares on May 1, 1993 and August 13, 1993, respectively. On May 2, 1995, all Class D shareholders redeemed their shares and the class was eliminated. The Fund will no longer offer Class D shares.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses aredetermined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. Investment Income and Expenses--Interest income and expenses are recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
  The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 1995, the Fund had an accumulated capital loss carryforward for tax purposes of $5,502,403. Of this amount, $91,852, $17,995, $110,103,
$595,553, $319,218 and $4,367,682 will expire on December 31, 1996, 1997, 2000,
2001, 2002 and 2003, respectively. On December 31, 1995, $5,073,610 of the
Fund's capital loss carryforward expired, resulting in a permanent book and tax basis difference. Accordingly, this difference was reclassified from accumulated net realized loss on investments to Class A share paid in surplus.

25

                 Notes to Financial Statements (Continued)
                             December 31, 1995
--------------------------------------------------------------------------------

E. Distribution of Income and Gains--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Permanent book and tax basis differences relating to shareholder distributions totaling $55,897 have been reclassified from undistributed net investment income to accumulated net realized gain/loss on investments. For Federal income tax purposes, expenses related to the production of tax-exempt income do not reduce current earnings and profits, thus creating permanent book and tax basis differences relating to the recognition of expenses totaling $31,167. These differences in addition to permanent differences relating to the recognition of expenses associated with fund mergers (see note 3) totaling $190,000, have been reclassified from accumulated undistributed net investment income to paid in surplus.

F. Insurance Expenses--The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.



2. Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets                                              % Per Annum
---------------------------------------------------------------------------
First $500 million............................................   .525 of 1%
Next $500 million.............................................   .500 of 1%
Next $500 million.............................................   .475 of 1%
Over $1.5 billion.............................................   .450 of 1%


  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.
  For the year ended December 31, 1995, the Fund recognized expenses of approximately $323,700 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting, cash management, legal and certain shareholder services (prior to July, 1995) to the Fund.
  In July, 1995, the Fund began using ACCESS Investor Services, Inc., an affiliate of the Adviser, as the transfer agent of the Fund. For the period ended December 31, 1995, the Fund recognized expenses of approximately $614,500, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.
  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
  The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. The Fund's liability under the deferred compensation and retirement plans at December 31, 1995, was approximately $53,900.
  At December 31, 1995, VKAC owned 100 shares each of Classes B and C.


26


                         Notes to Financial Statements (Continued)
                                       December 31, 1995
--------------------------------------------------------------------------------

3. Capital Transactions

The Fund has outstanding three classes of common shares, Classes A, B and C. There are an unlimited number of shares of each class without par value authorized.
  At December 31, 1995, paid in surplus aggregated $1,240,439,855, $72,835,537 and $5,259,989 for Classes A, B and C, respectively. For the year ended December 31, 1995, transactions were as follows:

                                                          Shares         Value
--------------------------------------------------------------------------------
Sales:
   Class A.....................................       17,358,362   $ 324,651,466
   Class B.....................................        2,506,874      46,741,719
   Class C.....................................          105,778       1,974,750
   Class D.....................................              -0-             -0-
                                                    ------------   -------------
Total Sales....................................       19,971,014   $ 373,367,935
                                                    ============   =============

Dividend Reinvestment:
   Class A.....................................        2,467,735   $  46,428,605
   Class B.....................................           56,865       1,075,245
   Class C.....................................            8,455         159,166
   Class D.....................................              -0-               3
                                                    ------------   -------------
Total Dividend Reinvestment....................        2,533,055   $  47,663,019
                                                    ============   =============

Repurchases:
   Class A.....................................      (13,162,194)  $(248,224,027)
   Class B.....................................         (422,533)     (7,986,889)
   Class C.....................................          (51,141)       (953,892)
   Class D.....................................             (111)         (2,099)
                                                    ------------   -------------
Total Repurchases..............................      (13,635,979)  $(257,166,907)
                                                    ============   =============


  At December 31, 1994, paid in surplus aggregated $1,116,662,803, $33,016,541,
$4,080,719 and $2,096 for Classes A, B, C and D, respectively. For the year ended December 31, 1994, transactions were as follows:

                                                          Shares         Value
--------------------------------------------------------------------------------
Sales:
   Class A......................................       6,865,303   $ 128,013,313
   Class B......................................         806,590      15,092,543
   Class C......................................         151,670       2,727,397
   Class D......................................             111           2,089
                                                    ------------   -------------
Total Sales.....................................       7,823,674   $ 145,835,342
                                                    ============   =============

Dividend Reinvestment:
   Class A......................................       2,505,940   $  45,999,603
   Class B......................................          41,052         750,173
   Class C......................................          10,294         189,213
   Class D......................................             -0-               7
                                                    ------------   -------------
Total Dividend Reinvestment.....................       2,557,286   $  46,938,996
                                                    ============   =============
Repurchases:
   Class A......................................      (8,130,723)  $(148,756,423)
   Class B......................................        (185,936)     (3,383,930)
   Class C......................................        (213,783)     (3,753,026)
   Class D......................................             -0-             -0-
                                                    ------------   -------------
Total Repurchases...............................      (8,530,442)  $(155,893,379)
                                                    ============   =============

27

                    Notes to Financial Statements (Continued)
                                  December 31, 1995
--------------------------------------------------------------------------------

  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                          Contingent Deferred
                                                              Sales Charge
Year of Redemption                                     Class B           Class C
--------------------------------------------------------------------------------
First....................................................  4.00%         1.00%
Second...................................................  3.75%         None
Third....................................................  3.50%         None
Fourth...................................................  2.50%         None
Fifth....................................................  1.50%         None
Sixth....................................................  1.00%         None
Seventh and Thereafter...................................  None          None


  For the year ended December 31, 1995, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $601,200 and CDSC on the redeemed shares of Classes B, C and D of approximately $150,500. Sales charges do not represent expenses of the Fund.
  On September 27, 1995, the Fund acquired all of the assets and liabilities of the Van Kampen American Capital Tax-Exempt Trust-Insured Municipal Portfolio (the "AC Fund"), through a tax free reorganization approved by AC Fund share holders on September 21, 1995. The Fund issued 3,513,425 Class A shares, 1,958,037 Class B shares and 73,421 Class C shares valued at $65,701,115, $36,595,879 and $1,372,231, respectively, in exchange for AC Fund's net assets. Included in these net assets was a capital loss carryforward of $6,195,557 which is included in accumulated net realized gain/loss on investments and cumulative book and tax basis timing differences of $8,395 which is a component of undistributed net investment income. Shares issued in connection with this reorganization are included in common share sales for the current period. Combined net assets on the date of acquisition were $1,236,253,953.



4. Investment Transactions

Aggregate purchases and cost of sales of investment securities, excluding short-term notes, for the year ended December 31, 1995, were $1,049,348,266 and $882,920,002, respectively.


5. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
  The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.
  Summarized below are the specific types of derivative financial instruments used by the Fund.

A. Futures Contracts--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

28

                    Notes to Financial Statements (Continued)
                                December 31, 1995
--------------------------------------------------------------------------------

  The fluctuation in market value of the contracts is settled daily through a cash margin account. Realized gains and losses are recognized when the contracts are closed or expire.
  Transactions in futures contracts, each with a par value of $100,000, for the year ended December 31, 1995, were as follows:

                                                                      Contracts
--------------------------------------------------------------------------------
Outstanding at December 31, 1994.....................................       735
Futures Opened.......................................................     7,750
Futures Closed.......................................................    (8,485)
                                                                       ---------
Outstanding at December 31, 1995.....................................       -0-
                                                                       =========


B. Indexed Securities--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.
  An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.
  An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.


6. Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (the "Service Plan," collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
  Annual fees under the Plans of up to .25% of Class A shares and 1.00% each of Class B and Class C shares are accrued daily. Included in these fees for the year ended December 31, 1995, are payments to VKAC of approximately $566,400.

29


                           Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders of
Van Kampen American Capital Insured Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Insured Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Insured Tax Free Income Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                             KPMG Peat Marwick LLP

Chicago, Illinois
January 30, 1996

30


                     Funds Distributed by Van Kampen American Capital
--------------------------------------------------------------------------------


GLOBAL AND INTERNATIONAL
  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund

EQUITY
Growth
  Emerging Growth Fund
  Enterprise Fund
  Pace Fund
Growth & Income
  Balanced Fund
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund

FIXED INCOME
  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Limited Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund
  Texas Tax Free Income Fund

THE GOVETT FUNDS
  Emerging Markets Fund
  Global Income Fund
  International Equity Fund
  Latin America Fund
  Pacific Strategy Fund
  Smaller Companies Fund

Ask your investment adviser for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m.to 7:00 p.m. Central time.

31

            Van Kampen American Capital Insured Tax Free Income Fund
--------------------------------------------------------------------------------

Board of  Trustees

J. Miles Branagan
Linda Hutton Heagy
Roger Hilsman
R. Craig Kennedy
Dennis J. McDonnell*
Donald C. Miller - Chairman
Jack E. Nelson
Don G. Powell*
Jerome L. Robinson
Fernando Sisto
Wayne W. Whalen*
William S.Woodside


Officers

Don G. Powell*
  President and Chief Executive Officer

Dennis J. McDonnell*
  Executive Vice President

Ronald A. Nyberg*
  Vice President and Secretary

Edward C. Wood, III*
  Vice President and Chief Financial Officer

Curtis W. Morell*
  Vice President and Chief Accounting Officer

John L. Sullivan*
  Treasurer

Tanya M. Loden*
  Controller


William N. Brown*
Peter W. Hegel*
Robert C. Peck, Jr.*
Alan T. Sachtleben*
Paul R. Wolkenberg*
  Vice Presidents



Investment Adviser

Van Kampen American Capital Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181



Distributor

Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181



Transfer Agent

ACCESS Investor Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256



Custodian

State Street Bank and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105



Legal Counsel

Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive
Chicago, Illinois 60606



Independent Auditors

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601



* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1996 All rights reserved.

SM  denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

32


Table of Contents
Letter to Shareholders..................   1
Performance Results.....................   3
Performance Perspective.................   4
Portfolio Management Review.............   5
Portfolio of Investments................   7
Statement of Assets and Liabilities.....  15
Statement of Operations.................  16
Statement of Changes in Net Assets......  17
Financial Highlights....................  18
Notes to Financial Statements...........  21
Independent Auditors' Report............  27


                      Letter to Shareholders


January 24, 1996

Dear Shareholder,
  For most investors, it would be hard to surpass the success enjoyed during 1995. The stock and bond markets achieved substantial gains, driven by a combination of continuing economic growth and low inflation. The strength of equity and fixed-income securities in 1995 was particularly impressive because it followed a year in which both markets declined. People who remained invested during 1995 generally shared in the growth of the markets, while investors who retreated after 1994's downturn may have missed out on the double-digit returns.
  The rebound in the markets last year reinforces the importance of maintaining a long-term perspective for your investments. While the environment for stocks and bonds remains positive, it is unlikely that 1996 will see a repeat of the markets' strong 1995 performance. However, over the long-term, stocks have outperformed virtually all other types of investments, and bonds have met the needs of investors who seek capital preservation and regular income.

[PHOTO]

Dennis J. McDonnell and Don G. Powell


Economic Overview
  The U.S. economy grew throughout 1995, though the rate of growth slowed toward year-end. The gross domestic product (the value of all goods and services produced in the United States) grew at an annual rate of more than 4.2 percent in the third quarter of 1995, but slowed to an estimated 2 to 3 percent in the fourth quarter, with retail and auto sales particularly sluggish. The slower growth rate eased concerns about a rise in inflation and allowed the Federal Reserve Board to lower short-term interest rates by a quarter-percentage point in late December. The reduction in rates during the latter half of 1995 is expected to help generate moderate economic growth in 1996, just as the Fed's raising of short-term rates in 1994 helped slow economic growth in 1995.
  The cut in short-term rates, combined with modest growth forecasts, was viewed by the financial markets as a positive event, pushing up both stock and bond prices. For the year ended December 31, 1995, the Standard & Poor's 500-Stock Index achieved a total return of 37.45 percent. The yield on 10-year Treasury notes was 5.57 percent on December 31, compared to 7.83 percent at the beginning of the year. Because bond prices and yields move in opposite directions, bond prices rose. Many observers expect the Fed to cut rates further if Congress and the President are able to reach an agreement on the federal budget, provided economic conditions justify further easing.
  With a low inflation, low interest rate environment, corporate earnings remained quite strong during the year, helping to push stocks to new highs. The strongest sectors were technology and finance, as these stocks benefited from the impact of the Internet, telecommunications deregulation and bank mergers. U.S. companies with global operations also did well, aided by a declining U.S. dollar.

1   Continued on page two


Economic Outlook

  Looking ahead, we are cautiously optimistic. We expect the economy to grow at a rate of 2 to 3 percent throughout 1996, with growth stronger in the second half of the year as the full impact of the Fed's rate cuts take effect. Lower rates will have the greatest impact on interest-sensitive industries, such as housing. Although inflation appears to be under control, there probably will be some cyclical upward pressure in 1996.
  The current economic conditions are ideal for stocks, especially those of smaller companies, because they tend to be affected less by economic cycles.
The outlook for the fixed-income market---including municipal bonds--is positive, too. In the near-term, we believe domestic markets will benefit from a stable U.S. dollar and increased business activity driven in part by a number of recently announced strategic reorganizations of some of the nation's blue chip industry leaders.
  During recent months, debate over tax reform and the federal deficit has dominated the agenda in Washington. Now that we are in a presidential election year, tax reform likely will replace the budget battle as the top issue in Washington. There has been varied speculation about the impact tax reform could have on the economy and on various types of investments. We are following the tax reform debate very closely, and we will keep you updated on this issue throughout the year. See the winter issue of Your Portfolio for a detailed discussion of tax reform.
  On the following pages, you can read about your Fund's performance in 1995, as well as the portfolio management team's outlook for the Fund in the coming months. We hope that you will find this information helpful.

Corporate News
  As part of our commitment to helping you achieve your investment goals, Van Kampen American Capital strives to provide shareholders with the best service in the mutual fund industry. That is why we are especially pleased to have received the 1995 Quality Tested Service Seal, which is awarded annually by DALBAR, Inc., an independent research firm. The Seal, which symbolizes the achievement of the highest tier of service in the mutual fund industry, was awarded to American Capital annually from 1990 to 1994 and we are honored that the service provided by Van Kampen American Capital has achieved the same level of excellence.

Sincerely,



Don G. Powell                     Dennis J. McDonnell
Chief Executive Officer           President
Van Kampen American Capital       Van Kampen American Capital
Investment Advisory Corp.         Investment Advisory Corp.


2


              Performance Results for the Period Ended December 31, 1995

              Van Kampen American Capital  Tax Free High Income Fund
--------------------------------------------------------------------------------
Total Returns                                     A Shares  B Shares  C Shares
One-year total return based on NAV<F1>..........    15.52%    14.62%    14.70%
One-year total return<F2>.......................    10.03%    10.62%    13.70%
Five-year average annual total return<F2>.......     5.64%       N/A       N/A
Ten-year average annual total return<F2>........     7.51%       N/A       N/A
Life-of-Fund average annual total return<F2>....     7.96%     5.94%     6.01%
Commencement date...............................  06/28/85  05/01/93  08/13/93

Distribution Rates and Yield

Distribution rate<F3>...........................     6.10%     5.65%     5.64%
Taxable equivalent distribution rate<F4>........     9.53%     8.83%     8.81%
SEC Yield<F5>...................................     4.85%     4.30%     4.30%

N/A=Not Applicable

<F1> Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

<F2> Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge for A shares or contingent deferred sales charge for early withdrawal for B and C shares.

<F3> Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

<F4> Taxable equivalent calculations reflect a federal income tax rate of 36%.

<F5> SEC Yield is a standardized calculation prescribed by the Securities and
     Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 30, 1995. Had certain expenses of the Fund not been assumed by the adviser, the SEC Yield would have been 4.84%, 4.29% and 4.29% for Classes A, B and C, respectively, and total returns would have been lower.

A portion of the interest income may be subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.


3

                  Putting Your Fund's Performance in Perspective
--------------------------------------------------------------------------------

  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

* Illustrate the general market environment in which your investments are being managed

*  Reflect the impact of favorable market trends or difficult market conditions

* Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.


[GRAPH]

Growth of a Hypothetical $10,000 Investment
Van Kampen American Capital Tax Free High Income Fund vs. Lehman Brothers Municipal Bond Index (December 1985 through December 1995)

                          Fund                        Index

          31-Dec-85      9,525.00                   10,000.00
          31-Jan-86     10,114.90                   10,589.00
          28-Feb-86     10,625.50                   11,009.38
          31-Mar-86     10,575.80                   11,012.69
          30-Apr-86     10,597.00                   11,020.39
          31-May-86     10,460.90                   10,840.76
          30-Jun-86     10,523.50                   10,944.83
          31-Jul-86     10,598.50                   11,010.50
          31-Aug-86     11,016.70                   11,503.77
          30-Sep-86     11,086.10                   11,532.53
          31-Oct-86     11,230.80                   11,732.05
          30-Nov-86     11,411.00                   11,964.34
          31-Dec-86     11,581.50                   11,930.84
          31-Jan-87     11,822.30                   12,289.96
          28-Feb-87     11,932.10                   12,350.18
          31-Mar-87     12,056.30                   12,219.27
          30-Apr-87     11,580.10                   11,605.86
          31-May-87     11,428.10                   11,547.83
          30-Jun-87     11,576.30                   11,887.34
          31-Jul-87     11,703.90                   12,008.59
          31-Aug-87     11,803.40                   12,036.21
          30-Sep-87     11,597.60                   11,592.07
          31-Oct-87     11,404.50                   11,633.80
          30-Nov-87     11,712.40                   11,937.45
          31-Dec-87     11,913.60                   12,110.54
          31-Jan-88     12,114.80                   12,541.67
          29-Feb-88     12,280.70                   12,674.61
          31-Mar-88     12,280.40                   12,526.32
          30-Apr-88     12,264.60                   12,621.52
          31-May-88     12,233.40                   12,584.92
          30-Jun-88     12,403.90                   12,768.66
          31-Jul-88     12,529.00                   12,851.66
          31-Aug-88     12,623.00                   12,861.94
          30-Sep-88     12,812.50                   13,094.74
          31-Oct-88     12,987.70                   13,325.21
          30-Nov-88     12,971.10                   13,203.95
          31-Dec-88     13,184.30                   13,338.63
          31-Jan-89     13,246.87                   13,614.74
          28-Feb-89     13,180.71                   13,459.53
          31-Mar-89     13,254.48                   13,427.23
          30-Apr-89     13,387.23                   13,746.79
          31-May-89     13,663.45                   14,031.35
          30-Jun-89     13,957.70                   14,222.18
          31-Jul-89     14,067.48                   14,415.60
          31-Aug-89     14,109.73                   14,274.33
          29-Sep-89     14,117.66                   14,231.50
          31-Oct-89     14,247.00                   14,406.55
          30-Nov-89     14,368.70                   14,658.67
          29-Dec-89     14,464.00                   14,778.87
          31-Jan-90     14,512.60                   14,709.41
          28-Feb-90     14,552.70                   14,840.32
          30-Mar-90     14,592.90                   14,844.77
          30-Apr-90     14,534.30                   14,737.89
          31-May-90     14,638.60                   15,059.18
          30-Jun-90     14,688.80                   15,191.70
          31-Jul-90     14,794.40                   15,415.01
          31-Aug-90     14,715.80                   15,191.50
          28-Sep-90     14,804.20                   15,200.61
          31-Oct-90     14,790.20                   15,477.26
          30-Nov-90     14,889.20                   15,788.36
          31-Dec-90     14,931.80                   15,856.25
          31-Jan-91     15,003.50                   16,068.72
          28-Feb-91     15,094.90                   16,208.52
          28-Mar-91     15,109.40                   16,213.38
          30-Apr-91     15,216.60                   16,430.64
          31-May-91     15,304.90                   16,576.87
          28-Jun-91     15,364.10                   16,560.29
          31-JuI-91     15,503.30                   16,762.33
          30-Aug-91     15,673.20                   16,983.59
          30-Sep-91     15,854.40                   17,204.38
          31-Oct-91     15,925.40                   17,359.22
          30-Nov-91     16,017.10                   17,407.83
          31-Dec-91     16,201.80                   17,782.09
          31-Jan-92     16,263.80                   17,822.99
          29-Feb-92     16,232.70                   17,828.34
          31-Mar-92     16,138.50                   17,835.47
          30-Apr-92     16,201.70                   17,994.21
          31-May-92     16,350.10                   18,206.54
          30-Jun-92     16,414.10                   18,512.41
          31-Jul-92     16,500.00                   19,067.78
          31-Aug-92     16,256.90                   18,882.82
          30-Sep-92     16,218.90                   19,005.56
          31-Oct-92     15,961.70                   18,819.31
          30-Nov-92     16,143.50                   19,156.17
          31-Dec-92     16,215.60                   19,351.56
          31-Jan-93     16,310.50                   19,576.04
          28-Feb-93     16,428.30                   20,284.70
          31-Mar-93     16,637.60                   20,069.68
          30-Apr-93     16,802.60                   20,272.38
          31-May-93     16,968.60                   20,385.91
          30-Jun-93     17,251.00                   20,726.35
          31-Jul-93     17,448.10                   20,753.30
          31-Aug-93     17,985.10                   21,184.96
          30-Sep-93     18,149.40                   21,426.47
          31-Oct-93     18,255.60                   21,467.18
          30-Nov-93     18,338.60                   21,278.27
          31-Dec-93     18,780.70                   21,727.24
          31-Jan-94     18,978.90                   21,974.93
          28-Feb-94     18,598.40                   21,405.78
          31-Mar-94     17,729.90                   20,534.57
          30-Apr-94     17,809.40                   20,709.11
          31-May-94     17,926.10                   20,889.28
          30-Jun-94     17,858.10                   20,761.86
          31-Jul-94     18,125.50                   21,141.80
          31-Aug-94     18,231.90                   21,215.79
          30-Sep-94     18,099.80                   20,903.92
          31-Oct-94     17,815.00                   20,531.83
          30-Nov-94     17,452.10                   20,160.21
          31-Dec-94     17,855.70                   20,603.73
          31-Jan-95     18,319.80                   21,193.00
          28-Feb-95     18,760.70                   21,809.71
          31-Mar-95     18,943.20                   22,060.53
          30-Apr-95     18,930.10                   22,087.00
          31-May-95     19,338.80                   22,791.57
          30-Jun-95     19,245.90                   22,593.29
          31-JuI-95     19,405.80                   22,807.92
          31-Aug-95     19,620.20                   23,097.58
          30-Sep-95     19,754.90                   23,243.10
          31-Oct-95     20,039.40                   23,580.12
          30-Nov-95     20,407.20                   23,971.55
          31-Dec-95     20,640.00                   24,201.68


Fund's Total Return:
   1 Year Average Annual.................10.03%
   5 Year Average Annual................. 5.64%
  10 Year Average Annual................. 7.51%
  Inception Average Annual............... 7.96%

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions for the period ended December 31, 1995, and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

4



                             Portfolio Management Review

             Van Kampen American Capital Tax Free High Income Fund
--------------------------------------------------------------------------------

We recently spoke with the management team of the Van Kampen American Capital Tax Free High Income Fund about the key events and economic forces which shaped the markets during the past fiscal year. The team includes David C. Johnson, portfolio manager, and Peter W. Hegel, executive vice president for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the twelve-month period ended December 31, 1995.


Q What were some of the important events or market conditions that had an impact on the Fund's performance during 1995?

A The bond market in general was quite strong in 1995, and municipal securities, of course, participated in the year's rally. Clearly, the environment for investing in fixed-income securities was extremely favorable across the board.
       Inflation continued to remain in check, with rates hovering around the 2 percent range, while the economy grew at a fairly steady but modest pace. As a result, the Federal Reserve Board lowered its key lending rate (the federal funds rate) by one-quarter percentage point in July of 1995 and again, by one-quarter of a percentage point, in December. Naturally, bond prices were driven higher as rates trended downward over the course of the year (bond prices go up when rates go down, and vice versa).
       Another factor that had been priced into the municipal market late in the year was the expectation that a federal budget agreement was inevitable. The market anticipated a positive budget compromise, and reacted accordingly. Even though the possibility of tax reform weighed on the market to some extent, the belief that progress on the federal budget deficit would be made helped to bolster municipal bonds, especially at the longer end of the maturity spectrum.


Q   How well did the Fund perform under these conditions?

A The Fund posted solid results for the fiscal year. Class A share total return, at net asset value, for the twelve months ended December 31, 1995, was 15.52 percent<F1>, compared to the total return of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index, which was 17.46 percent for the same period. The Fund's net asset value rose sharply to $14.98 per share, up from $13.85 per share at the beginning of the year.
        The Fund's Class A share tax-exempt distribution rate as of December 31, 1995, was 6.10 percent<F3>, representing a taxable-equivalent distribution rate of 9.53 percent<F4> for an investor in the 36 percent federal income tax bracket. (Please refer to the chart on page three for additional Fund performance results.)


Q  How was the Fund managed to take advantage of 1995 market conditions?

A The Fund maintained its portfolio which is barbelled from a rating distribution perspective. While approximately 29 percent of assets are AAA-rated (Standard & Poor's Ratings Group's highest rating), 38 percent of the Fund's assets are invested in non-rated securities (as of December 31, 1995). One of our challenges was to find the highest relative value among the lower-rated debt issues in the marketplace. The purpose of this barbell approach is twofold: the higher-yielding securities provide strength on the income side, while the investment-grade issues have provided price stability.


5

       In that respect, we have a very strong internal credit research team which helps evaluate municipal issues for the portfolio. The team includes six analysts who focus on the high yield sector and dedicated analysts who focus on the health care industry. The Fund's largest exposures are to the health care industry (18.4 percent of assets) and to the industrial revenue sector (14.7 percent of assets). Of total health care exposure, 60 percent is investment-grade and 40 percent is lower-rated, higher-yielding securities.

[PIE CHART]

Portfolio Composition by Credit Quality as of December 31, 1995

Other* ...................................22.8%
Health Care...............................18.4%
Industrial Revenue........................14.7%
Multi-Family Housing......................10.0%
Other Care................................ 9.2%
General Purpose........................... 7.7%
Tax District.............................. 6.5%
Water & Sewer............................. 6.2%
Public Building........................... 4.5%

*Other consists of 10 sectors each of less than 4.5%

Q  What is your outlook for the Fund and the market in the months ahead?

A We're confident that the investment environment will remain positive for fixed-income securities in the near-term. Inflation appears to be under control and the economy shows no sign of overheating.
      We anticipate the Fed will continue its accommodative monetary policy and reduce the fed funds rate further during the first half of 1996. Based on the historically high level of real interest rates (market rates less the inflation rate), there seems to be room for short-term interest rates to trend lower, which is a good sign for long-term rates as well.
      We expect the supply of new municipal issues to be somewhat flat in 1996, but refunding activity should be high as the lower interest rate environment makes it more attractive for municipalities to retire their higher-yielding outstanding issues.
      We remain confident that the portfolio is well positioned to take advantage of what appears to be a continuation of the favorable environment for investing in the municipal bond market.



Peter W. Hegel                     David C. Johnson
Executive Vice President           Portfolio Manager
Fixed Income Investments

6  Please see footnotes on page three



                                          Portfolio of Investments
                                              December 31, 1995
--------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                Coupon   Maturity  Market Value
--------------------------------------------------------------------------------------------------------------------
          Municipal Bonds

          Alabama  0.5%
$  2,840  Birmingham-Carraway, AL Methodist Hlth Sys Ser A (Connie Lee Insd) ......   5.875%  08/15/25  $  2,929,148
   1,000  Mobile, AL Indl Dev Brd Solid Waste Disp Rev Mobile Energy Svcs Co Proj
          Rfdg ....................................................................   6.950   01/01/20     1,059,180
                                                                                                        ------------
                                                                                                           3,988,328
                                                                                                        ------------

          Alaska  0.4%
   3,000  Alaska St Hsg Fin Corp Ser A (MBIA Insd) ................................   5.875   12/01/24     3,024,150
                                                                                                        ------------


          Arizona  2.1%
   6,325  Chandler, AZ Indl Dev Auth Indl Dev Rev Chandler Fin Cent Proj <F4> .....    9.875  12/01/16     5,376,250
   7,775  Chandler, AZ Indl Dev Auth Indl Dev Rev SMP II Ltd Partnership Proj .....    7.500  12/01/15     7,782,231
   1,000  Maricopa Cnty, AZ Indl Dev Auth Indl Dev Rev Borden Inc Proj (Var Rate
          Cpn).....................................................................    5.040  10/01/12     1,008,070
   2,700  Maricopa Cnty, AZ Unified Sch Dist No 41 Gilbert Rfdg (FGIC Insd) .......        *  01/01/08     1,485,378
   1,245  Pinal Cnty, AZ Sch Dist No 8 Mammoth Ser A ..............................   11.000  07/01/00     1,445,021
                                                                                                        ------------
                                                                                                          17,096,950
                                                                                                        ------------


          Arkansas  0.7%
   2,130  Arkansas St Dev Fin Auth Single Family Mtg Rev Replacement Ser C ........    8.600  02/01/17     2,280,059
   2,645  Maumelle, AR Waterside Addition Muni Ppty Owners Multi-purp Impt Dist No
          6 .......................................................................    9.500  12/01/10     2,380,500
   1,155  Maumelle, AR West Pointe Addition Muni Ppty Owners Multi-purp Impt Dist
          No 7 ....................................................................    9.500  12/01/10     1,039,500
                                                                                                        ------------
                                                                                                           5,700,059
                                                                                                        ------------

          California  6.8%
   1,310  California Edl Fac Auth Rev Univ of La Verne ............................    6.375  04/01/13     1,349,510
   2,250  California St Pub Wks Brd Lease Rev Dept Corrections CA St Prison Ser D
          Susanville ..............................................................    5.375  06/01/18     2,173,163
   2,000  California St Pub Wks Brd Lease Rev Dept of Justice Bldg Ser A (FSA
          Insd) ...................................................................    5.800  05/01/15     2,078,200
   8,000  California St Rfdg (Cap Guar Insd) <F3> .................................    5.125  10/01/17     7,834,960
   1,500  Colton, CA Pub Fin Auth Rev Elec Sys Impts ..............................    7.500  10/01/20     1,525,125
   5,000  Contra Costa, CA Home Mtg Fin Auth Home Mtg Rev (MBIA Insd) .............        *  09/01/17     1,421,050
   3,465  Escondido, CA Jt Pwrs Fin Auth Lease Rev CA Cent for the Arts (AMBAC
          Insd) ...................................................................        *  09/01/15     1,061,191
   3,480  Escondido, CA Jt Pwrs Fin Auth Lease Rev CA Cent for the Arts (AMBAC
          Insd) ...................................................................        *  09/01/18       862,622
  20,000  Foothill/Eastern Tran Agy Cap Apprec Sr Lien Ser A ......................        *  01/01/27     2,836,200
   3,500  Los Angeles Cnty, CA Pub Wks Fin Auth Lease Rev Multi Cap Fac Proj IV
          (MBIA Insd) .............................................................    5.000  12/01/07     3,526,460
   2,000  Los Angeles Cnty, CA Pub Wks Fin Auth Lease Rev Multi Cap Fac Proj IV ...    5.250  12/01/16     1,971,200
   2,000  Metropolitan Wtr Dist Southern CA Wtrwks Rev ............................    5.950  08/05/22     2,058,060
   2,850  Riverside Cnty, CA Ctfs Partn Air Force Village West Inc A ..............    8.125  06/15/20     3,022,140
   4,000  San Bernardino Cnty, CA Ctfs Partn Med Cent Fin Proj Ser A (MBIA Insd)...    5.500  08/01/15     3,997,400
   7,395  San Diego, CA Swr Rev Ser A (AMBAC Insd) <F3> ...........................    5.000  05/15/13     7,230,831
   4,000  San Francisco, CA City & Cnty Arpts Comm Intl Arpt Rev 2nd Ser Issue 8A
          (FGIC Insd) .............................................................    6.250  05/01/20     4,238,920
   7,625  San Francisco, CA City & Cnty Redev Agy Lease Rev Gains (Crossover Rfdg
          @ 07/01/04) <F7> ........................................................  0/8.500  07/01/14     5,404,066
   3,000  Westminster, CA Redev Agy Tax Alloc Rev Commercial Redev Proj No 1 ......    6.200  08/01/23     3,034,590
                                                                                                        ------------
                                                                                                          55,625,688
                                                                                                        ------------

7  See Notes to Financial Statements



                                          Portfolio of Investments  (Continued)
                                              December 31, 1995
------------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                Coupon      Maturity   Market Value
------------------------------------------------------------------------------------------------------------------------
           Colorado  9.2%
$  12,000  Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev E-470 Proj Ser C ..........          *%  08/31/15  $  3,113,880
   19,000  Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev E-470 Proj Ser C ..........          *   08/31/26     2,095,890
       66  Arapahoe Cnty, CO Centennial Downs Metro Dist Cash Payment Deficiency
           Bond ....................................................................      8.090   12/01/34        63,044
      336  Arapahoe Cnty, CO Centennial Downs Metro Dist Interest Certificate <F6>..  6.00/8.09   12/01/34       319,369
      650  Arapahoe Cnty, CO Centennial Downs Metro Dist Ltd Tax Bond Ser 1993 Rfdg.      8.090   12/01/34       617,869
    1,000  Bowles Metro Dist CO <F2> ...............................................      7.750   12/01/15       996,990
    6,470  Colorado Hlth Fac Auth Rev Christian Living Campus Proj .................     10.500   01/01/19     7,075,139
    6,200  Colorado Hlth Fac Auth Rev Christian Living Campus Proj .................      9.000   01/01/25     6,541,248
    2,982  Colorado Hlth Fac Auth Rev Univ Hills Christian Nursing Rfdg ............      8.750   12/01/11     3,125,429
    1,000  Colorado Hlth Fac Auth Rev Vail Vly Med Cent Proj Ser A Rfdg ............      6.600   01/15/20     1,036,460
      720  Colorado Hsg Fin Auth Single Family Residential Rev Ser C Rfdg ..........      8.750   09/01/17       770,803
    1,000  Denver, CO City & Cnty Arpt Rev Ser A ...................................      6.900   11/15/98     1,061,210
    1,175  Denver, CO City & Cnty Arpt Rev Ser A ...................................      8.400   11/15/98     1,291,971
    3,000  Denver, CO City & Cnty Arpt Rev Ser A ...................................      8.875   11/15/12     3,576,900
    5,000  Denver, CO City & Cnty Arpt Rev Ser A (MBIA Insd) .......................      5.600   11/15/20     5,045,000
   10,000  Denver, CO City & Cnty Arpt Rev Ser A ...................................      8.500   11/15/23    11,460,100
    2,500  Denver, CO City & Cnty Arpt Rev Ser D ...................................      7.750   11/15/13     3,008,000
    1,048  East River Regl Santn Dist CO Var Rfdg (Var Rate Cpn) ...................          *   12/01/08       749,949
    3,216  Gunnison Cnty, CO Indl Rev Bond Crested Butte Mtn Resort Inc ............      9.250   10/01/07     3,250,668
    4,408  Himalaya Wtr & Santn Dist Adams Cnty, CO Genl Oblig Ltd Tax Rfdg Bond
           Ser 1995 ................................................................      9.500   12/01/24     3,235,351
    5,385  Littleton, CO Riverfront Auth Rev Rfdg <F5> .............................      9.625   12/01/00     1,884,750
    4,708  Skyland Metro Dist CO Gunnison Cnty Rfdg (Var Rate Cpn) .................          *   12/01/08     3,369,116
   14,709  Tower Metro Dist Adams Cnty, CO Gen Oblig Ltd Tax Rfdg Bond Ser 1995 ....      9.500   12/01/24    10,796,447
                                                                                                            ------------
                                                                                                              74,485,583
                                                                                                            ------------


           Connecticut  0.5%
    3,740  Connecticut St Hlth & Edl Fac Auth Rev Nursing Home Pgm
           AHF/Windsor Proj ........................................................      7.125   11/01/24     4,322,505
                                                                                                            ------------


           District of Columbia  1.3%
    1,700  District of Columbia Ser A1 Rfdg (MBIA Insd) <F3> .......................      6.500   06/01/10     1,952,535
    2,000  District of Columbia Ser E (FSA Insd) ...................................      6.000   06/01/11     2,086,100
    6,000  Metropolitan WA, DC Arpt Auth Genl Arpt Rev Ser A (MBIA Insd) ...........      5.875   10/01/15     6,207,360
                                                                                                            ------------
                                                                                                              10,245,995
                                                                                                            ------------

           Florida  7.2%
    2,000  Collier Cnty, FL Indl Dev Auth Indl Dev Rev Rfdg <F2> ...................      6.500   10/01/25     1,949,940
   28,000  Dade Cnty, FL Gtd Entitlement Rev Cap Apprec Ser A Rfdg (MBIA Insd) .....          *   02/01/18     7,869,680
    5,265  Escambia Cnty, FL Rev ICF/MR Pensacola Care Dev Cent ....................     10.250   07/01/11     5,594,694
    2,215  Escambia Cnty, FL Rev ICF/MR Pensacola Care Dev Cent Ser A ..............     10.250   07/01/11     2,353,703
   12,000  Florida Hsg Fin Agy Hsg Bradley Park Apts Proj <F5> .....................      9.750   12/01/19     5,485,200
    5,000  Florida St Division Bond Fin Dept Genl Services Rev Dept Envirnmtl
           Presrvtn 2000 Ser A (MBIA Insd) .........................................      4.900   07/01/13     4,882,300
      290  Largo, FL Sun Coast Hlth Sys Rev Hosp Rfdg ..............................      5.750   03/01/03       287,292
    5,500  Miramar, FL Wastewater Impt Assmt Rev (FGIC Insd) .......................      6.750   10/01/25     6,271,815
    3,950  Monroe Cnty, FL Indl Dev Auth First Mtg Med Fac Rev Kennedy Dr Invt Ltd
           Proj Rfdg ...............................................................     11.000   11/01/12     3,950,000
    4,030  Pinellas Cnty, FL Hlth Fac Auth Sun Coast Hlth Sys Rev Sun Coast Hosp
           Ser A (Prerefunded @ 03/01/00) ..........................................      8.500   03/01/20     4,762,815
    6,000  Sarasota Cnty, FL Hlth Fac Auth Hlth Fac Sunnyside Pptys <F2> ...........      6.700   07/01/25     5,747,880
   16,065  Sun N Lake of Sebring, FL Impt Dist Spl Assmt Ser A <F5> ................     10.000   12/15/11     9,478,350
                                                                                                            ------------
                                                                                                              58,633,669
                                                                                                            ------------

8  See Notes to Financial Statements





                                          Portfolio of Investments  (Continued)
                                              December 31, 1995
------------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                Coupon      Maturity   Market Value
------------------------------------------------------------------------------------------------------------------------
           Georgia  1.7%
$  15,000  Atlanta, GA Urban Residential Fin Auth Multi Family Mtg Rev Hsg
           Peachtree Apts Proj <F5> ................................................   10.500%   12/01/10  $  14,125,500
                                                                                                            ------------


           Idaho  1.7%
    8,000  Idaho Hlth Fac Auth Rev IHC Hosp Inc Rfdg (Inverse Fltg) ................     6.760   02/15/21      9,031,440
    4,300  Owyhee Cnty, ID Indl Dev Corp Indl Dev Rev Envirosafe Services of ID Inc.     8.250   11/01/02      4,471,742
                                                                                                            ------------
                                                                                                              13,503,182
                                                                                                            ------------

           Illinois  13.1%
    1,000  Alton, IL Hosp Fac Rev Saint Anthony's Hlth Cent Proj ...................     8.375   09/01/14      1,089,400
    1,950  Bridgeview, IL Tax Increment Rev Rfdg ...................................     9.000   01/01/11      2,124,974
    3,000  Chicago, IL O'Hare Intl Arpt Spl Fac Rev American Airls Inc Proj Ser A ..     7.875   11/01/25      3,277,920
   24,875  Chicago, IL O'Hare Intl Arpt Spl Fac Rev United Airls Inc Proj Ser
           84A <F3> ................................................................     8.850   05/01/18     28,327,650
    2,775  Chicago, IL O'Hare Intl Arpt Spl Fac Rev United Airls Inc Ser B .........     8.950   05/01/18      3,189,252
    4,250  Chicago, IL Rev Chatham Ridge Tax Increment .............................    10.250   01/01/07      4,676,700
   10,000  Chicago, IL Wastewater Transmission Rev (FGIC Insd) .....................     5.125   01/01/25      9,706,200
    2,000  Huntley, IL Incrmnt Alloc <F2> ..........................................     8.500   12/01/15      2,000,000
    7,375  Illinois Dev Fin Auth Rev Mercy Hsg Corp Proj Rfdg ......................     7.000   08/01/24      7,922,372
    5,000  Illinois Dev Fin Auth Rev Sch Dist Pgm No 300 (FGIC Insd) ...............         *   12/01/07      2,771,800
    6,010  Illinois Dev Fin Auth Rev Sch Dist Pgm No 300 (FGIC Insd) ...............         *   12/01/08      3,127,183
    4,890  Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser D ......................     9.500   11/15/15      5,812,303
    3,825  Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser D (Prerefunded @11/15/00)    9.500   11/15/15      4,777,731
    1,000  Illinois Hlth Fac Auth Rev Lifelink Corp Oblig Group B ..................     8.000   02/15/25      1,043,890
    5,000  Illinois Hlth Fac Auth Rev Midwest Physician Group Ltd Proj .............     8.100   11/15/14      5,430,150
      995  Illinois Hlth Fac Auth Rev Mt Sinai Hosp Med Cent Chicago Ser A .........    10.250   02/01/13        994,980
    3,000  Illinois Hlth Fac Auth Rev Rfdg Fairview Oblig Group Ser A ..............     7.400   08/15/23      2,985,630
    3,000  Illinois Hlth Fac Auth Rev Servantcor Ser A (Prerefunded @ 08/15/01) ....     8.000   08/15/21      3,581,610
    1,250  Mill Creek Wtr Reclamation Dist IL Sewage Rev ...........................     8.000   03/01/10      1,282,225
      750  Mill Creek Wtr Reclamation Dist IL Wtrwks Rev ...........................     8.000   03/01/10        769,335
    2,095  Regional Tran Auth IL Ser B (AMBAC Insd) ................................     8.000   06/01/17      2,825,673
    8,000  Robbins, IL Res Recovery Rev Robbins Res Recovery Partners Ser A ........     9.250   10/15/14      8,733,360
                                                                                                            ------------
                                                                                                             106,450,338
                                                                                                            ------------

           Kansas 0.1%
    3,450  Kansas City, KS Crawford Cnty Leavenworth Single Family Mtg
           Rev (AMBAC Insd) <F3> ...................................................         *   04/01/16        374,394
                                                                                                            ------------
           Kentucky  1.0%
    5,025  Boone Cnty, KY Pollutn Ctl Rev Collateral Cincinnati Gas & Elec
           Ser A Rfdg (MBIA Insd) ..................................................     5.500   01/01/24      5,053,793
    2,700  Jefferson Cnty, KY Hosp Rev Alliant Hlth Sys Proj (Inverse Fltg)
           (MBIA Insd) <F3> ........................................................     8.394   10/01/08      3,179,250
                                                                                                            ------------
                                                                                                               8,233,043
                                                                                                            ------------

           Louisiana  1.6%
    2,500  Louisiana Hsg Fin Agy Mtg Rev Single Family Ser C1 Rfdg (MBIA Insd) .....     5.750   06/01/17      2,504,275
    3,000  Louisiana Pub Fac Auth Rev Student Ln Subser A3 .........................     7.000   09/01/06      3,250,500
   12,500  New Orleans, LA Rfdg (AMBAC Insd) .......................................         *   09/01/17      3,865,000
   10,000  Orleans Parish, LA Sch Brd Rfdg (FGIC Insd) .............................         *   02/01/15      3,490,900
                                                                                                            ------------
                                                                                                              13,110,675
                                                                                                            ------------

           Maine 0.2%
    1,250  Maine Hlth & Higher Edl Fac Auth Rev Ser B (FSA Insd) ....................    7.000   07/01/24      1,435,563
                                                                                                            ------------


9  See Notes to Financial Statements





                                          Portfolio of Investments  (Continued)
                                              December 31, 1995
----------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                   Coupon  Maturity  Market Value
----------------------------------------------------------------------------------------------------------------------
          Maryland 1.9%
$  7,500  Baltimore, MD Cap Apprec Cons Pub Impt Ser A (FGIC Insd) ...................      *%  10/15/11  $  3,097,275
   8,000  Gaithersburg, MD Hosp Fac Rev Shady Grove Rfdg & Impt (FSA Insd) ...........  5.500   09/01/15     8,016,400
   1,440  Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev Multi Family Hsg Rev Ser A
          Rfdg .......................................................................  8.300   05/15/17     1,514,650
   1,750  Maryland St Cmnty Dev Admin Dept Hsg & Cmnty Dev Rev Single
          Family Pgm Seventh Ser .....................................................  7.300   04/01/25     1,864,152
   1,000  Maryland St Energy Fin Admin Ltd Oblig Rev .................................  7.400   09/01/19     1,058,420
                                                                                                          ------------
                                                                                                            15,550,897
                                                                                                          ------------

          Massachusetts  5.4%
  13,770  Canton, MA Hsg Auth Multi Family Hsg Mtg Rev Canton Arboretum Apts
          (Var Rate Cpn) .............................................................   6.500  09/01/19    13,081,500
   5,000  Massachusetts St Hlth & Edl Fac Auth Rev New England Med Cent Hosp Ser G
          (Embedded Swap) (MBIA Insd) ................................................   3.100  07/01/13     4,290,800
   1,670  Massachusetts St Hlth & Edl Fac Auth Rev Saint Annes Hosp Ser A ............   9.375  07/01/14     1,676,329
  10,415  Massachusetts St Hlth & Edl Fac Auth Rev Saint Mem Med Cent Ser A ..........   6.000  10/01/23     8,466,979
   1,385  Massachusetts St Hlth & Edl Fac Auth Rev Saint Mem Med Cent Ser A Rfdg .....   5.500  10/01/02     1,266,139
   2,200  Massachusetts St Hsg Fin Agy Hsg Rev Insd Rental Ser A Rfdg (AMBAC Insd) ...   6.650  07/01/19     2,322,540
     640  Massachusetts St Hsg Fin Agy Hsg Rev Ser A .................................   9.000  12/01/18       679,379
     575  Massachusetts St Indl Fin Agy Rev Dimmock Cmnty Hlth Cent ..................   8.000  12/01/06       598,092
   1,085  Massachusetts St Indl Fin Agy Rev Dimmock Cmnty Hlth Cent ..................   8.375  12/01/13     1,148,049
     675  Massachusetts St Indl Fin Agy Rev Dimmock Cmnty Hlth Cent ..................   8.500  12/01/20       715,507
   7,300  Massachusetts St Indl Fin Agy Rev Swr Fac Res Ctl Composting ...............   9.250  06/01/10     7,963,424
   1,525  Massachusetts St Indl Fin Agy Solid Waste Disp Rev Res Recovery Sys ........   9.200  12/01/99     1,543,178
                                                                                                          ------------
                                                                                                            43,751,916
                                                                                                          ------------

          Michigan  4.2%
   2,000  Battle Creek, MI Downtown Dev Auth Tax Increment Rev .......................   7.600  05/01/16     2,249,340
   3,955  Detroit, MI Wtr Supply Sys Rev Second Lien Bonds Ser A (MBIA Insd) .........   5.500  07/01/25     3,962,792
   8,100  Meridian, MI Econ Dev Corp Ltd Oblig Rev First Mtg Burcham Hills Ser A .....   9.625  07/01/19     8,721,918
   3,380  Michigan St Hosp Fin Auth Rev Garden City Hosp .............................   8.300  09/01/02     3,592,061
   1,000  Michigan St Hosp Fin Auth Rev Hosp Sinai Hosp Rfdg .........................   6.700  01/01/26     1,012,330
  10,000  Michigan St Strategic Fund Ltd Oblig Rev Great Lakes Pulp & Fibre Proj .....  10.250  12/01/16    10,578,200
   1,500  North Branch, MI Area Sch Lapeer Cnty Rfdg (AMBAC Insd) <F3> ...............   5.250  05/01/13     1,505,940
   1,495  Pontiac, MI Hosp Fin Auth Hosp Rev NOMC Oblig Group Rfdg ...................   6.000  08/01/13     1,412,745
     800  Saint Clair Cnty, MI Econ Dev Corp Kmart Proj ..............................   9.500  02/01/06       800,104
                                                                                                          ------------
                                                                                                            33,835,430
                                                                                                          ------------

          Minnesota  2.9%
   5,490  Eden Prairie, MN Multi Family Hsg Rev Sterling Ponds Proj Ser A ............  10.000  01/15/20     4,950,333
     495  Eden Prairie, MN Multi Family Hsg Rev Sterling Ponds Proj Ser B ............       *  01/15/20       685,699
   2,800  Minneapolis, MN Coml Dev Rev Holiday Inn Metrodome Proj Rfdg ...............  10.000  06/01/98     2,840,180
   1,750  Minnesota St Hsg Fin Agy Single Family Mtg Ser D ...........................   8.800  07/01/16     1,874,530
  25,460  Southern MN Muni Pwr Agy Pwr Supply Sys Rev Ser A (MBIA Insd) ..............       *  01/01/20     7,183,539
   5,000  Southern MN Muni Pwr Agy Pwr Supply Sys Rev Ser A (MBIA Insd) ..............       *  01/01/21     1,336,350
  21,160  Southern MN Muni Pwr Agy Pwr Supply Sys Rev Ser A (MBIA Insd) ..............       *  01/01/23     5,074,379
                                                                                                          ------------
                                                                                                            23,945,010
                                                                                                          ------------

          Mississippi 0.1%
   1,000  Claiborne Cnty, MS Pollutn Ctl Rev Sys Energy Res Inc Rfdg .................   7.300  05/01/25     1,048,290
                                                                                                          ------------

          Missouri  1.1%
   1,000  Jefferson Cnty, MO Indl Dev Auth Indl Rev Cedars Hlthcare Cent
          Proj Ser A Rfdg ............................................................   8.250  12/01/15     1,005,910
   1,250  Missouri St Hlth & Edl Fac Auth Hlth Fac Rev Saint Lukes Hlth Sys Rfdg
          (MBIA Insd) ................................................................   5.125  11/15/19     1,201,675
   4,925  Missouri St Hlth & Edl Fac Auth Hlth Fac Rev Skaggs Cmnty Hosp Rfdg ........   9.500  05/15/13     5,270,981


10  See Notes to Financial Statements



                                          Portfolio of Investments  (Continued)
                                              December 31, 1995
-------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                               Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------------------------------
         Missouri (Continued)
$   905  Oak Grove, MO Combined Wtrwks & Swr Sys Rev Rfdg (Prerefunded @ 11/01/96).   9.250%  11/01/07  $   973,282
    615  Oak Grove, MO Combined Wtrwks & Swr Sys Rev Rfdg (Prerefunded @ 11/01/96).   9.375   11/01/12      661,999
                                                                                                        -----------
                                                                                                          9,113,847
                                                                                                        -----------

         Montana  0.5%
  4,000  Montana St Brd Invt Res Recovery Rev Yellowstone Energy L P Proj .........   7.000   12/31/19    3,940,640
                                                                                                        -----------

         Nebraska  0.8%
  2,500  Nebraska Invt Fin Auth Single Family Mtg Rev (Inverse Fltg)
         (GNMA Collateralized) <F3> ...............................................    9.609  10/17/23    2,803,125
  3,200  Nebraska Invt Fin Auth Single Family Mtg Rev (Inverse Fltg) (GNMA
         Collateralized) <F3> .....................................................   10.923  09/10/30    3,712,000
                                                                                                        -----------
                                                                                                          6,515,125
                                                                                                        -----------

         Nevada  0.2%
  1,945  Reno, NV Redev Agy Tax Alloc Downtown Redev Proj Ser E Rfdg ..............    5.600  09/01/09    1,892,543
                                                                                                        -----------


         New Hampshire  1.4%
  2,000  New Hampshire Higher Edl & Hlth Fac Auth Rev Havenwood Heritage Heights...    7.350  01/01/18    2,040,740
  2,000  New Hampshire Higher Edl & Hlth Fac Auth Rev Havenwood Heritage Heights...    7.450  01/01/25    2,038,920
  4,000  New Hampshire Higher Edl & Hlth Fac Auth Rev Hosp Catholic Med Cent Rfdg..    8.250  07/01/13    4,377,640
  3,000  New Hampshire St Indl Dev Auth Rev Pollutn Ctl Pub Svcs Co NH Proj C .....    7.650  05/01/21    3,192,030
                                                                                                        -----------
                                                                                                         11,649,330
                                                                                                        -----------
         New Jersey  0.9%

  6,710  New Jersey Econ Dev Auth First Mtg Gross Rev Oakridge Manor Proj Rfdg ....    9.500  11/01/14    7,087,035
                                                                                                        -----------

         New Mexico 0.5%
  5,835  Albuquerque, NM Retirement Fac Rev OGL Retirement Fac Rfdg <F4> ..........   10.000  10/01/13    4,261,884
                                                                                                        -----------


         New York  8.4%
  1,500  New York City Indl Dev Agy Rev Visy Paper Inc Proj <F2> ..................    7.950  01/01/28    1,534,695
  1,000  New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev Ser A ..................    5.500  06/15/23      985,340
 12,225  New York City Ser B Rfdg .................................................    6.375  08/15/10   12,770,357
  2,500  New York City Ser C Rfdg .................................................    6.500  08/01/04    2,638,550
  3,000  New York City Ser D ......................................................    6.000  02/15/15    2,994,660
  3,000  New York City Ser D Rfdg .................................................    8.000  02/01/05    3,479,340
  1,335  New York City Ser D Rfdg .................................................    6.000  08/01/07    1,350,913
  3,000  New York City Ser F <F2> .................................................    5.750  02/01/12    2,974,980
  5,000  New York St Dorm Auth Rev Saint Vincents Hosp & Med Cent (AMBAC Insd) ....    5.800  08/01/25    5,172,550
  2,500  New York St Energy Resh & Dev Auth Gas Fac Rev (Inverse Fltg) ............    8.295  04/01/20    2,846,875
  6,000  New York St Energy Resh & Dev Auth Gas Fac Rev Ser D (Inverse Fltg) (MBIA
         Insd) ....................................................................    5.635  07/08/26    6,041,580
    225  New York St Energy Resh & Dev Auth St Svc Contract Rev Western NY Nuclear
         Svc Cent B ...............................................................    5.500  04/01/00      229,937
  1,000  New York St Energy Resh & Dev Auth St Svc Contract Rev Western NY Nuclear
         Svc Cent B ...............................................................    5.500  04/01/01    1,018,150
    750  New York St Energy Resh & Dev Auth St Svc Contract Rev Western NY Nuclear
         Svc Cent B ...............................................................    5.250  04/01/02      750,330
  5,000  New York St Loc Govt Assistance Corp Ser C ...............................    5.500  04/01/22    4,927,800
 10,000  New York St Med Care Fac Fin Agy Rev Presbyterian Hosp Ser A Rfdg (MBIA
         Insd) ....................................................................    5.375  02/15/25    9,897,600
  1,500  New York St Thruway Auth Hwy & Brdg Tr Fund Ser A ........................    6.000  04/01/14    1,581,495


11  See Notes to Financial Statements



                                          Portfolio of Investments  (Continued)
                                              December 31, 1995
-----------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                   Coupon   Maturity  Market Value
-----------------------------------------------------------------------------------------------------------------------
          New York (Continued)
$  3,000  New York, NY City Indl Dev Agy Civic Fac Rev USTA Natl Tennis Cent Proj
          (FSA Insd) .................................................................   6.250%  11/15/06  $  3,344,850
   1,500  New York, NY City Indl Dev Agy Civic Fac Rev USTA Natl Tennis Cent Proj
          (FSA Insd) .................................................................   6.375   11/15/07     1,674,270
   2,000  New York, NY City Indl Dev Agy Civic Fac Rev USTA Natl Tennis Cent Proj
          (FSA Insd) .................................................................   6.500   11/15/09     2,227,160
                                                                                                           ------------
                                                                                                             68,441,432
                                                                                                           ------------


          North Carolina  1.6%
   8,450  Eastern Band Cherokee Indians NC Spl Oblig Rev Carolina Mirror Co Proj .....  10.250   09/01/09     8,450,000
   4,500  Martin Cnty, NC Indl Fac & Pollutn Ctl Fin Auth Rev ........................   6.000   11/01/25     4,575,105
                                                                                                           ------------
                                                                                                             13,025,105
                                                                                                           ------------

          North Dakota  0.3%
   2,100  Ward Cnty, ND Hlthcare Fac Rev Saint Joseph Hosp Corp Proj .................    8.875  11/15/24     2,353,407
                                                                                                           ------------

          Ohio   3.0%
   2,000  East Liverpool, OH Hosp Rev East Liverpool City Hosp Ser A .................    8.125  10/01/11     2,147,420
   1,685  Franklin Cnty, OH First Mtg Rev Heinzerling Fndtn Proj Rfdg (Prerefunded @
          08/01/96) ..................................................................   10.000  08/01/11     1,767,127
   7,850  Ohio Hsg Fin Agy Single Family Mtg Rev Ser B (Inverse Fltg) (GNMA
          Collateralized) ............................................................    9.477  03/31/31     8,684,062
   1,200  Ohio St Solid Waste Rev Republic Engineered Steels Proj ....................    8.250  10/01/14     1,218,876
   8,500  Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev College Cleveland Elec Ser A Rfdg..    8.000  10/01/23     9,228,620
   1,500  Sandusky Cnty, OH Hosp Fac Rev Mem Hosp Proj ...............................    7.750  12/01/09     1,531,335
                                                                                                           ------------
                                                                                                             24,577,440
                                                                                                           ------------

          Oklahoma  0.8%
   2,000  Oklahoma City, OK Indl & Cultr Hlth Fac (MBIA Insd) ........................    5.875  06/01/21     2,080,960
   4,000  Tulsa, OK Indl Auth Hosp Rev Tulsa Regional Med Cent .......................    7.200  06/01/17     4,571,160
                                                                                                           ------------
                                                                                                              6,652,120
                                                                                                           ------------

          Pennsylvania   5.7%
   2,000  Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev Collateral Toledo
          Edison Co Proj Rfdg ........................................................    7.625  05/01/20     2,145,060
   1,000  Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev Collateral Toledo Edison Co
          Ser A Rfdg .................................................................    7.750  05/01/20     1,084,750
   2,000  Butler Cnty, PA Indl Dev Auth First Mtg Rev Sherwood Oaks Proj Ser A Rfdg
          (Crossover Rfdg @ 06/01/96) ................................................    8.750  06/01/16     2,080,200
   4,000  Cambria Cnty, PA Indl Dev Auth Pollutn Ctl Rev Bethlehem Steel Corp Proj
          Rfdg .......................................................................    7.500  09/01/15     4,218,800
   2,000  Cumberland Cnty, PA Auth Rev First Mtg Carlisle Hosp & Hlth ................    6.800  11/15/14     2,072,920
   3,000  Lancaster Cnty, PA Solid Waste Mgmt Auth Res Recovery Sys Rev Ser A <F3> ...    8.500  12/15/10     3,248,250
   2,000  McKean Cnty, PA Hosp Auth Hosp Rev Bradford Hosp Proj (Crossover Rfdg @
          10/01/00) ..................................................................    8.875  10/01/20     2,403,000
   3,800  Montgomery Cnty, PA Higher Edl & Hlth Auth Nursing Home Rev Delco Sys Svcs
          Proj A .....................................................................    9.875  11/01/18     3,860,344
   8,100  Montgomery Cnty, PA Indl Dev Auth Rev First Mtg Meadowood Corp Proj A
          (Prerefunded @ 12/01/00) ...................................................   10.000  12/01/19    10,177,002
     500  Montgomery Cnty, PA Indl Dev Auth Rev First Mtg The Meadowood Corp Rfdg ....    7.000  12/01/10       511,735
   2,500  Montgomery Cnty, PA Indl Dev Auth Rev First Mtg The Meadowood Corp Rfdg ....    7.250  12/01/15     2,521,625
   6,000  Montgomery Cnty, PA Indl Dev Auth Rev First Mtg The Meadowood Corp Rfdg ....    7.400  12/01/20     6,027,780
   3,000  Pennsylvania Econ Dev Fin Auth Exempt Fac Rev Macmillan Ltd Partnership
          Proj .......................................................................    7.600  12/01/20     3,373,710


12  See Notes to Financial Statements



                                          Portfolio of Investments  (Continued)
                                              December 31, 1995
-----------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                  Coupon   Maturity   Market Value
-----------------------------------------------------------------------------------------------------------------------
          Pennsylvania (Continued)
$  1,500  Pennsylvania Econ Dev Fin Auth Recycling Rev Ponderosa Fibres Proj Ser A ..    9.250% 01/01/22  $  1,566,300
   1,000  Philadelphia, PA Auth for Indl Dev Rev Long Term Care .....................    8.000  01/01/24     1,078,120
                                                                                                          ------------
                                                                                                            46,369,596
                                                                                                          ------------

          Rhode Island  0.3%
   2,000  Providence, RI Redev Agy Ctfs Partn Ser A .................................    8.000  09/01/24     2,219,900
                                                                                                          ------------

          South Carolina 0.5%
   2,500  Charleston Cnty, SC Ctfs Partn Ser B (MBIA Insd) ..........................    7.000  06/01/19     2,877,800
   1,000  Oconee Cnty, SC Indl Rev Bond Johnson Ctl Inc Ser 84 (Var Rate Cpn) .......    6.344  06/15/04     1,010,000
                                                                                                          ------------
                                                                                                             3,887,800
                                                                                                          ------------

          Tennessee   3.7%
   3,000  SCA Tax Exempt Trust Multi Family Mtg Memphis Hlth Edl Rev
          Bond Receipt A6 (FSA Insd) ................................................    7.350  01/01/30     3,271,740
   4,665  Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev ICF/MR Open Arms Dev Cent Ser A.    9.750  08/01/19     5,126,275
   4,725  Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev ICF/MR Open Arms Dev Cent Ser C.    9.750  08/01/19     5,192,208
   2,500  Shelby Cnty, TN Hlth Edl Hosp Methodist Hlth Sys Inc ......................    5.500  08/01/12     2,556,900
   2,500  Shelby Cnty, TN Hlth Edl Hosp Methodist Hlth Sys Inc (MBIA Insd) ..........    5.250  08/01/15     2,474,250
   6,155  Sullivan Cnty, TN Hlth Edl & Hsg Fac Brd Rev First Mtg RHA/Sullivan Inc
          Fac Rev ...................................................................    9.750  09/01/19     6,780,164
   4,505  Trenton, TN Hlth & Edl Fac Brd Rev ICF/MR RHA/Trenton Golden Door <F3> ....   10.000  05/01/19     4,963,834
                                                                                                          ------------
                                                                                                            30,365,371
                                                                                                          ------------

          Texas   3.9%
   2,000  Amarillo, TX Hlth Fac Corp Hosp Rev High Plains Baptist Hosp
          (Inverse Fltg) (FSA Insd) <F3> ............................................    8.683  01/01/22     2,295,000
   3,905  Brazos, TX Higher Ed Auth Inc Student Ln Rev Subser C2 Rfdg ...............    5.875  06/01/04     4,037,028
     665  Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg ..................................        *  08/01/00       474,338
   1,165  Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg ..................................        *  08/01/01       771,160
     335  Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg ..................................        *  08/01/02       205,579
   1,825  Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg ..................................        *  08/01/11       566,243
     775  Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg ..................................    8.750  08/01/11       847,401
   2,670  Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg ..................................    8.750  08/01/12     2,919,431
   2,500  Garland, TX Indl Dev Auth Rev Bond Ashland Oil Proj Ser 84 Rfdg (Var Rate
          Cpn) ......................................................................    5.525  04/01/04     2,539,025
   2,829  Texas Genl Svcs Comm Partn Int Lease Pur Ctfs .............................    7.250  08/15/11     2,901,329
   3,858  Texas St ..................................................................    6.350  12/01/13     3,965,005
   2,000  Texas St Tpk Auth Dallas North Thruway Rev Addison Arpt Toll Tunnel Proj
          (FGIC Insd) ...............................................................    6.750  01/01/15     2,273,020
   2,000  Texas St Tpk Auth Dallas North Thruway Rev Addison Arpt Toll Tunnel Proj
          (FGIC Insd) ...............................................................    6.600  01/01/23     2,236,020
   5,000  West Side Calhoun Cnty, TX Navig Dist Solid Waste Disp Union Carbide Chem
          & Plastics <F3> ...........................................................    8.200  03/15/21     5,711,050
                                                                                                          ------------
                                                                                                            31,741,629
                                                                                                          ------------

          Utah  0.7%
   1,000  Hilldale, UT Elec Rev <F2> ................................................    7.800  09/01/15       976,880
   1,165  Hilldale, UT Elec Rev <F2> ................................................    8.000  09/01/20     1,154,888
   1,000  Hilldale, UT Elec Rev <F2> ................................................    7.800  09/01/25       968,480
     290  Saint George, UT Indl Dev Rev Kmart Corp Ser A 1984 .......................   10.750  10/15/08       282,492
     230  Utah St Hsg Fin Agy Single Family Mtg Sr Bond Ser A .......................    8.400  07/01/08       246,995
   1,925  Utah St Hsg Fin Agy Single Family Mtg Sr Bond Ser G2 (FHA Gtd) ............    7.600  01/01/27     2,033,358
                                                                                                          ------------
                                                                                                             5,663,093
                                                                                                          ------------

13  See Notes to Financial Statements




                                          Portfolio of Investments  (Continued)
                                              December 31, 1995
------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                              Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------------------------------
          Virginia 1.4%
$  2,650  Fairfax Cnty, VA Park Auth Park Fac Rev ...............................   6.625%  07/15/20  $  2,805,449
   3,000  Loudoun Cnty, VA Indl Dev Auth (FSA Insd) .............................   5.800   06/01/20     3,094,710
   5,310  Upper Occoquan Sewage Auth VA Regl Sewage Rev Rfdg (FGIC Insd) ........   5.000   07/01/15     5,177,622
                                                                                                      ------------
                                                                                                        11,077,781
                                                                                                      ------------

          Washington  0.1%
   1,000  Port Walla Walla, WA Pub Corp Solid Waste Recycling Rev
          Ponderosa Fibres Proj .................................................    9.125  01/01/26     1,037,300
                                                                                                      ------------

          Wisconsin  1.2%
   4,340  Wisconsin St Hlth & Edl Fac Auth Rev Chippewa Vly Hosp Ser F Rfdg .....    9.500  11/15/12     5,146,198
   2,235  Wisconsin St Hlth & Edl Fac Auth Rev Eau Claire Manor Refin ...........    9.625  06/01/13     2,330,323
   1,975  Wisconsin St Hlth & Edl Fac Auth Rev Hess Mem Hosp Assn ...............    7.875  11/01/22     2,006,738
                                                                                                      ------------
                                                                                                         9,483,259
                                                                                                      ------------


          Puerto Rico  0.2%
   2,000  Puerto Rico Elec Pwr Auth Pwr Rev Rfdg Ser Z ..........................    5.250  07/01/21     1,935,860
                                                                                                      ------------

Total Long-Term Investments  99.8%
  (Cost $772,772,076) <F1>..........................................................................   811,778,662

Short-Term Investments at Amortized Cost  0.3%......................................................     2,696,750

Liabilities in Excess of Other Assets  (0.1%).......................................................   (1,208,180)
                                                                                                      ------------
Net Assets  100%....................................................................................  $813,267,232
                                                                                                      ============
*Zero coupon bond

<F1> At December 31, 1995, for federal income tax purposes, cost is
     $774,772,307, the aggregate gross unrealized appreciation is $62,547,716 and the aggregate gross unrealized depreciation is $25,509,672, resulting in net unrealized appreciation including open futures transactions of $37,038,044.

<F2> Securities purchased on a when issued or delayed delivery basis.

<F3> Assets segregated as collateral for when issued or delayed delivery purchase commitments and open futures transactions.

<F4> Security is producing income of less than the stated coupon.

<F5> Non-Income producing security.

<F6> Currently is a payment-in-kind security which will convert to a cash paying security with a higher coupon at a predetermined date.

<F7> Currently is a zero coupon bond which will convert to a coupon paying bond at a predetermined date.


The following table summarizes the portfolio composition at December 31, 1995, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                       Portfolio Composition by Credit Quality
                       AAA...........................    29.0%
                       AA............................     2.7
                       A.............................     4.9
                       BBB...........................    17.2
                       BB............................     6.9
                       B.............................     1.4
                       Non-Rated.....................    37.9
                                                       -------
                                                        100.0%
                                                       =======


14  See Notes to Financial Statements


                                 Statement of Assets and Liabilities
                                           December 31, 1995
--------------------------------------------------------------------------------------------------------
Assets:
Investments, at Market Value (Cost $772,772,076) (Note 1)..............................  $  811,778,662
Short-Term Investments (Note 1)........................................................       2,696,750
Cash...................................................................................       2,522,019
Receivables:
  Interest.............................................................................      17,240,607
  Fund Shares Sold.....................................................................       1,594,211
  Investments Sold.....................................................................         375,000
Other..................................................................................          34,108
                                                                                         ---------------
     Total Assets......................................................................     836,241,357
                                                                                         ---------------

Liabilities:
Payables:
  Investments Purchased................................................................      18,173,566
  Income Distributions.................................................................       2,348,560
  Fund Shares Repurchased .............................................................         806,442
  Investment Advisory Fee (Note 2).....................................................         329,141
  Margin on Futures (Note 5)...........................................................          26,602
Accrued Expenses.......................................................................       1,289,814
                                                                                         ---------------
     Total Liabilities.................................................................      22,974,125
                                                                                         ---------------
Net Assets.............................................................................  $  813,267,232
                                                                                         ===============

Net Assets Consist of:
Capital (Note 3).......................................................................  $  862,907,580
Net Unrealized Appreciation on Investments.............................................      39,038,275
Accumulated Distributions in Excess of Net Investment Income (Note 1)..................      (8,760,023)
Accumulated Net Realized Loss on Investments...........................................     (79,918,600)
                                                                                         ---------------
Net Assets.............................................................................  $  813,267,232
                                                                                         ===============

Maximum Offering Price Per Share:
  Class A Shares:
     Net asset value and redemption price per share (Based on net assets of
     $665,822,295 and 44,433,895 shares of capital stock issued and outstanding)(Note 3) $        14.98
     Maximum sales charge (4.75%* of offering price)...................................             .75
                                                                                         ---------------
     Maximum offering price to public..................................................  $        15.73
                                                                                         ===============

  Class B Shares:
     Net asset value and offering price per share (Based on net assets of $137,933,467
     and 9,205,700 shares of capital stock issued and outstanding) (Note 3)............  $        14.98
                                                                                         ===============

  Class C Shares:
     Net asset value and offering price per share (Based on net assets of $9,511,470
     and 634,649 shares of capital stock issued and outstanding) (Note 3)..............  $        14.99
                                                                                         ===============

*On sales of $100,000 or more, the sales charge will be reduced.


15  See Notes to Financial Statements


                                             Statement of Operations
                                       For the Year Ended December 31, 1995
------------------------------------------------------------------------------------------------------------
Investment Income:
Interest..................................................................................  $    61,183,874
                                                                                            ----------------
Expenses:
Investment Advisory Fee (Note 2)..........................................................        3,705,007
Distribution (12b-1) and Service Fees (Allocated to Classes A, B, C and D of $1,464,858,
  $1,236,172, $80,827 and $1,586, respectively) (Note 6) .................................        2,783,443
Shareholder Services (Note 2).............................................................          820,689
Legal (Note 2) ...........................................................................          283,400
Trustees Fees and Expenses (Note 2).......................................................           43,316
Other.....................................................................................          632,738
                                                                                            ----------------
     Total Expenses.......................................................................        8,268,593
     Less Expenses Reimbursed.............................................................           13,125
                                                                                            ----------------
     Net Expenses.........................................................................        8,255,468
                                                                                            ----------------
Net Investment Income.....................................................................  $    52,928,406
                                                                                            ================
Realized and Unrealized Gain/Loss on Investments:
Realized Gain/Loss on Investments:
  Proceeds from Sales.....................................................................  $   427,357,154
  Cost of Securities Sold (Including reorganization and restructuring costs of $777,059)..     (445,800,940)
                                                                                            ----------------
Net Realized Loss on Investments (Including realized gain on closed and expired option
  transactions of $506,568 and realized loss on futures transactions of $7,466,141).......      (18,443,786)
                                                                                            ----------------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period.................................................................      (36,382,788)
  End of the Period (Including unrealized appreciation on open futures transactions of
     $31,689).............................................................................       39,038,275
                                                                                            ----------------
Net Unrealized Appreciation on Investments During the Period..............................       75,421,063
                                                                                            ----------------
Net Realized and Unrealized Gain on Investments...........................................  $    56,977,277
                                                                                            ================
Net Increase in Net Assets from Operations................................................  $   109,905,683
                                                                                            ================

16  See Notes to Financial Statements



                                       Statement of Changes in Net Assets
                               For the Years Ended December 31, 1995 and 1994
-----------------------------------------------------------------------------------------------------------
                                                                              Year Ended         Year Ended
                                                                       December 31, 1995  December 31, 1994
-----------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income................................................  $     52,928,406   $     46,265,509
Net Realized Loss on Investments.....................................       (18,443,786)       (55,616,722)
Net Unrealized Appreciation/Depreciation on Investments
  During the Period..................................................        75,421,063        (28,618,923)
                                                                       ----------------   -----------------

Change in Net Assets from Operations ................................       109,905,683        (37,970,136)
                                                                       -----------------  -----------------
Distributions from Net Investment Income.............................       (49,750,600)       (46,265,509)
Distributions in Excess of Net Investment Income (Note 1)............               -0-         (3,817,529)
                                                                       -----------------  -----------------
  Total Distributions from and in Excess of Net Investment Income*...       (49,750,600)       (50,083,038)
                                                                       -----------------  -----------------
Net Change in Net Assets from Investment Activities..................        60,155,083        (88,053,174)
                                                                       -----------------  -----------------
From Capital Transactions (Note 3):
Proceeds from Shares Sold............................................        98,267,869        185,185,601
Net Asset Value of Shares Issued Through Dividend Reinvestment.......        21,929,512         22,347,994
Cost of Shares Repurchased...........................................       (92,025,233)       (92,646,623)
                                                                       -----------------  -----------------
Net Change in Net Assets from Capital Transactions...................        28,172,148        114,886,972
                                                                       -----------------  -----------------
Total Increase in Net Assets.........................................        88,327,231         26,833,798
Net Assets:
Beginning of the Period..............................................       724,940,001        698,106,203
                                                                       -----------------  -----------------
End of the Period (Including undistributed net investment income
  of $(8,760,023) and $(11,937,829), respectively)...................  $    813,267,232   $    724,940,001
                                                                       =================  =================

                                                                  Year Ended         Year Ended
                     *Distributions by Class               December 31, 1995  December 31, 1994
                      --------------------------------------------------------------------------
                      Distributions from and in Excess of
                      Net Investment Income:
                      Class A Shares......................  $    (42,013,439)  $    (43,955,918)
                      Class B Shares......................        (7,196,226)        (5,542,863)
                      Class C Shares......................          (469,250)          (476,352)
                      Class D Shares......................           (71,685)          (107,905)
                                                            -----------------  -----------------
                                                            $    (49,750,600)  $    (50,083,038)
                                                            =================  =================

17  See Notes to Financial Statements


                                                            Financial Highlights

                                      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                            Year Ended December 31
                                                                        ---------------------------------------------------------
Class A Shares                                                           1995       1994         1993       1992        1991
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period...............................  $  13.848  $   15.629   $  14.529  $  15.687   $  15.632
                                                                         ---------  -----------  ---------  ----------  ---------
  Net Investment Income................................................      1.024        .956       1.052      1.064       1.173
  Net Realized and Unrealized
     Gain/Loss on Investments..........................................      1.072      (1.717)      1.158     (1.047)       .097
                                                                         ---------  -----------  ---------  ----------  ---------
Total from Investment Operations.......................................      2.096       (.761)      2.210       .017        1.27
Less Distributions from and in Excess of Net Investment
  Income (Note 1)......................................................       .960       1.020       1.110      1.175       1.215
                                                                         ---------  -----------  ---------  ----------  ---------
Net Asset Value, End of the Period.....................................  $  14.984  $   13.848   $  15.629  $  14.529   $  15.687
                                                                         =========  ===========  =========  ==========  =========

Total Return...........................................................     15.52%      (4.93%)     15.82%        .08%      8.51%
Net Assets at End of the Period (In millions)..........................  $   665.8  $    603.0   $   636.2  $    566.1  $   626.7
Ratio of Expenses to Average Net Assets*...............................       .95%        .87%       1.03%       1.08%      1.09%
Ratio of Net Investment Income to Average Net Assets*..................      7.05%       6.48%       6.95%       7.07%      7.54%
Portfolio Turnover.....................................................     58.76%     101.11%      90.82%      44.48%     65.39%

* The Ratios of Expenses and Net Investment Income to Average Net
  Assets were not affected by the assumption of expenses by VKAC


18  See Notes to Financial Statements




                                                     Financial Highlights (continued)

                                      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      May 1, 1993
                                                                                                                 (Commencement of
                                                                                 Year Ended         Year Ended   Distribution) to
Class B Shares                                                            December 31, 1995  December 31, 1994  December 31, 1993
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period................................  $          13.850  $         15.621   $          14.670
                                                                          -----------------  -----------------  -----------------
  Net Investment Income.................................................               .908              .841                .656
  Net Realized and Unrealized Gain/Loss on Investments..................              1.071            (1.718)               .945
                                                                          -----------------  -----------------  -----------------
Total from Investment Operations........................................              1.979             (.877)              1.601
Less Distributions from and in Excess of Net
  Investment Income (Note 1)............................................               .846              .894                .650
                                                                          -----------------  -----------------  -----------------
Net Asset Value, End of the Period......................................  $          14.983  $         13.850   $          15.621
                                                                          =================  =================  =================
Total Return............................................................             14.62%            (5.69%)           11.12%**
Net Assets at End of the Period (In millions)...........................  $           137.9  $          112.4   $            56.6
Ratio of Expenses to Average Net Assets*................................              1.70%             1.64%               1.74%
Ratio of Net Investment Income to Average Net Assets*...................              6.25%             5.70%               5.95%
Portfolio Turnover......................................................             58.76%           101.11%              90.82%

*  The Ratios of Expenses and Net Investment Income to Average Net
   Assets were not affected by the assumption of expenses by VKAC.

** Non-Annualized


19  See Notes to Financial Statements



                                                     Financial Highlights (continued)

                                      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  August 13, 1993
                                                                                                                 (Commencement of
                                                                                 Year Ended         Year Ended   Distribution) to
Class C Shares                                                            December 31, 1995  December 31, 1994  December 31, 1993
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period................................  $          13.846  $         15.610   $          15.030
                                                                          -----------------  -----------------  -----------------
  Net Investment Income.................................................               .910              .824                .369
  Net Realized and Unrealized Gain/Loss on Investments .................              1.077            (1.694)               .580
                                                                          -----------------  -----------------  -----------------
Total from Investment Operations........................................              1.987             (.870)               .949
Less Distributions from and in Excess of Net Investment
  Income (Note 1).......................................................               .846              .894                .369
                                                                          -----------------  -----------------  -----------------
Net Asset Value, End of the Period......................................  $          14.987  $         13.846   $          15.610
                                                                          =================  =================  =================

Total Return............................................................             14.70%            (5.62%)            6.37%**
Net Assets at End of the Period (In millions)...........................  $             9.5   $           7.6    $            5.2
Ratio of Expenses to Average Net Assets*................................              1.69%             1.64%               1.82%
Ratio of Net Investment Income to Average Net Assets*...................              6.19%             5.71%               5.21%
Portfolio Turnover......................................................             58.76%           101.11%              90.82%

*  The Ratios of Expenses and Net Investment Income to Average Net
   Assets were not affected by the assumption of expenses by VKAC.

** Non-Annualized

20  See Notes to Financial Statements



                      Notes to Financial Statements
                            December 31, 1995
--------------------------------------------------------------------------------
1. Significant Accounting Policies

Van Kampen American Capital Tax Free High Income Fund (the "Fund") is organized as a series of the Van Kampen American Capital Tax Free Trust, a Delaware business trust (the "Trust") and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income taxes primarily through investment in a diversified portfolio of medium and lower grade municipal securities. The Fund commenced investment operations on June 28, 1985. The distribution of the Fund's Class B and Class C shares commenced on May 1, 1993 and August 13, 1993, respectively. On July 7, 1995, all Class D shareholders redeemed their shares and the class was eliminated. The Fund will no longer offer Class D shares.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation-Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Investments valued using estimates of market value are generally those non-rated securities in which the Fund owns over 90% of the original bond issue. At December 31, 1995, 17% of the Fund's net assets consisted of such securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. Investment Income and Expenses-Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D. Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
  The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1995, the Fund had an accumulated capital loss carryforward for tax purposes of $73,224,534. Of this amount, $1,295,852, $42,680,935 and $29,247,747 will expire on December 31, 1999, 2002 and 2003, respectively. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of post October 31 losses and the capitalization of reorganization and restructuring costs for tax purposes.

21


                      Notes to Financial Statements (Continued)
                                 December 31, 1995
--------------------------------------------------------------------------------

E. Distribution of Income and Gains-The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Due to inherent differences in the recognition of interest income under generally accepted accounting principles and federal income tax purposes, for those securities which the Fund has placed on non-accrual status, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

2. Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets                                             % Per Annum
---------------------------------------------------------------------------
First $500 million ............................................   .50 of 1%
Over $500 million .............................................   .45 of 1%

  For the year ended December 31, 1995, the Fund recognized expenses of approximately $27,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.
  For the year ended December 31, 1995, the Fund recognized expenses of approximately $224,000 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting, cash management, legal and certain shareholder services (prior to July, 1995) to the Fund.
  In July, 1995, the Fund began using ACCESS Investor Services, Inc., an affiliate of the Adviser, as the transfer agent of the Fund. For the year ended December 31, 1995, the Fund recognized expenses of approximately $342,000, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.
  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
  The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. The Fund's liability under the deferred compensation and retirement plans at December 31, 1995, was approximately $39,900.
  At December 31, 1995, VKAC owned 100 shares each of Classes B and C.


22

                      Notes to Financial Statements (Continued)
                                 December 31, 1995
--------------------------------------------------------------------------------

3. Capital Transactions

The Fund has outstanding three classes of common shares, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.
  At December 31, 1995, capital aggregated $715,993,345, $137,196,174 and
$9,718,061 for Classes A, B and C, respectively. For the year ended December 31, 1995, transactions were as follows:

                                    Shares        Value
------------------------------------------------------------------
Sales:
Class A........................       4,222,270   $    59,289,997
Class B........................       2,414,527        35,122,032
Class C........................         265,279         3,855,840
Class D........................             -0-               -0-
                                    ------------  ----------------
Total Sales....................       6,902,076   $    98,267,869
                                    ============  ================

Dividend Reinvestment:
Class A........................       1,304,961   $    18,980,521
Class B........................         181,510         2,642,279
Class C........................          21,072           306,708
Class D........................             -0-                 4
                                    ------------  ----------------
Total Dividend Reinvestment....       1,507,543   $    21,929,512
                                    ============  ================

Repurchases:
Class A........................      (4,634,819)  $   (65,107,747)
Class B........................      (1,504,466)      (21,894,277)
Class C........................        (197,847)       (2,860,089)
Class D........................        (147,327)       (2,163,120)
                                    ------------  ----------------
Total Repurchases..............      (6,484,459)  $   (92,025,233)
                                    ============  ================



23




                      Notes to Financial Statements (Continued)
                                 December 31, 1995
--------------------------------------------------------------------------------
  At December 31, 1994, capital aggregated $702,830,574, $121,326,140,
$8,415,602 and $2,163,116 for Classes A, B, C and D, respectively. For the year ended December 31, 1994, transactions were as follows:

                                    Shares        Value
------------------------------------------------------------------
Sales:
Class A .......................       6,540,259   $    96,207,344
Class B .......................       5,443,468        79,716,260
Class C........................         489,407         7,098,890
Class D........................         147,327         2,163,107
                                    ------------  ----------------
Total Sales....................      12,620,461   $   185,185,601
                                    ============  ================

Dividend Reinvestment:
Class A .......................       1,375,201   $    19,853,939
Class B .......................         153,310         2,201,274
Class C........................          20,355           292,772
Class D........................             -0-                 9
                                    ------------  ----------------
Total Dividend Reinvestment....       1,548,866   $    22,347,994
                                    ============  ================
Repurchases:

Class A .......................      (5,083,863)  $   (72,707,633)
Class B .......................      (1,108,781)      (15,819,604)
Class C........................        (298,471)       (4,119,386)
Class D........................             -0-               -0-
                                    ------------  ----------------
Total Repurchases..............      (6,491,115)  $   (92,646,623)
                                    ============  ================

  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.


                                                      Contingent Deferred
                                                        Sales Charge
Year of Redemption                                Class B             Class C
-----------------------------------------------------------------------------
First.............................................  4.00%               1.00%
Second............................................  3.75%                None
Third.............................................  3.50%                None
Fourth............................................  2.50%                None
Fifth.............................................  1.50%                None
Sixth.............................................  1.00%                None
Seventh and Thereafter............................   None                None


  For the year ended December 31, 1995, VKAC, as distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $203,200 and CDSC on the redeemed shares of Classes B and C of approximately $434,900. Sales charges do not represent expenses of the Fund.


24



                      Notes to Financial Statements (Continued)
                                 December 31, 1995
--------------------------------------------------------------------------------
4. Investment Transactions

Aggregate purchases and cost of sales of investment securities, excluding short-term notes and reorganization and restructuring costs, for the year ended December 31, 1995, were $438,831,202 and $442,773,880, respectively.

5. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
  The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.
  Summarized below are the specific types of derivative financial instruments used by the Fund.

A. Option Contracts-An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.
  Transactions in options for the year ended December 31, 1995, were as follows:

                                                     Contracts         Premium
--------------------------------------------------------------------------------
Outstanding at December 31, 1994.....................       -0-   $         -0-
Options Written and Purchased (Net)..................     7,754      (1,872,675)
Options Terminated in Closing
  Transactions (Net).................................    (3,976)        922,105
Options Expired (Net)................................    (3,228)        815,661
Options Exercised (Net)..............................      (550)        134,909
                                                       ---------  --------------
Outstanding at December 31, 1995.....................       -0-   $         -0-
                                                       =========  ==============


B. Futures Contracts-A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.
  The fluctuation in market value of the contracts is settled daily through a cash margin account. Realized gains and losses are recognized when the contracts are closed or expire. Transactions in futures contracts for the year ended December 31, 1995, were as follows:


                                                                    Contracts
--------------------------------------------------------------------------------
Outstanding at December 31, 1994...................................    10,586
Futures Opened.....................................................    13,959
Futures Closed.....................................................   (23,645)
                                                                    ------------
Outstanding at December 31, 1995...................................       900
                                                                    ============

25


                      Notes to Financial Statements (Continued)
                                 December 31, 1995
--------------------------------------------------------------------------------
  The futures contracts outstanding as of December 31, 1995, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                      Unrealized
                                                                   Appreciation/
                                                 Contracts          Depreciation
--------------------------------------------------------------------------------
Five-Year US Treasury Note Futures
  Mar 1996 - Sells to Open......................       100         $   (147,677)
Municipal Bond Index Futures
  Mar 1996 - Sells to Open......................       400             (379,926)
US Treasury Bond Futures
  Mar 1996 - Buys to Open.......................       400              559,292
                                                 ---------         -------------
                                                       900         $     31,689
                                                 =========         =============


C. Indexed Securities-These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.
  An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.
  An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (the "Service Plan," collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
  Annual fees under the Plans of up to .25% for Class A shares and 1.00% each for Class B and Class C shares are accrued daily. Included in these fees for the year ended December 31, 1995 are payments to VKAC of approximately $1,016,600.


26

                         Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders of
Van Kampen American Capital Tax Free High Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Tax Free High Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Tax Free High Income Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                  KPMG Peat Marwick LLP

Chicago, Illinois
February 6, 1996


27

                   Funds Distributed by Van Kampen American Capital
--------------------------------------------------------------------------------


GLOBAL AND INTERNATIONAL
  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund

EQUITY
Growth
  Emerging Growth Fund
  Enterprise Fund
  Pace Fund
Growth & Income
  Balanced Fund
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund

FIXED INCOME
  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Limited Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund
  Texas Tax Free Income Fund

THE GOVETT FUNDS
  Emerging Markets Fund
  Global Income Fund
  International Equity Fund
  Latin America Fund
  Pacific Strategy Fund
  Smaller Companies Fund

Ask your investment adviser for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.


28

         Van Kampen American Capital Tax Free High Income Fund
--------------------------------------------------------------------------------


Board of  Trustees

J. Miles Branagan
Linda Hutton Heagy
Roger Hilsman
R. Craig Kennedy
Dennis J. McDonnell*
Donald C. Miller - Chairman
Jack E. Nelson
Don G. Powell*
Jerome L. Robinson
Fernando Sisto
Wayne W. Whalen*
William Stewart Woodside



Officers

Don G. Powell*
President and Chief Executive Officer

Dennis J. McDonnell*
Executive Vice President

Ronald A. Nyberg*
Vice President and Secretary

Edward C. Wood III*
Vice President and Chief Financial Officer

Curtis W. Morell*
Vice President and Chief Accounting Officer

John L. Sullivan*
Treasurer

Tanya M. Loden*
Controller

William N. Brown*
Peter W. Hegel*
Robert C. Peck, Jr.*
Alan T. Sachtleben*
Paul R. Wolkenberg*
Vice Presidents



Investment Adviser

Van Kampen American Capital Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181



Distributor

Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181



Transfer Agent

ACCESS Investor Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256


Custodian

State Street Bank and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105


Legal Counsel

Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive
Chicago, Illinois 60606


Independent Auditors

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601


29


* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc.
    1996 All rights reserved.

SM  denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.


              Table of Contents
Letter to Shareholders................   1
Performance Results...................   3
Performance Perspective...............   4
Portfolio Management Review...........   5
Portfolio of Investments..............   7
Statement of Assets and Liabilities...  11
Statement of Operations...............  12
Statement of Changes in Net Assets....  13
Financial Highlights..................  14
Notes to Financial Statements.........  17
Independent Auditors' Report..........  24

                     Letter to Shareholders


January 30, 1996

Dear Shareholder,

  For most investors, it would be hard to surpass the success enjoyed during 1995. The stock and bond markets achieved substantial gains, driven by a combination of continuing economic growth and low inflation. The strength of equity and fixed-income securities in 1995 was particularly impressive because it followed a year in which both markets declined. People who remained invested during 1995 generally shared in the growth of the markets, while investors who retreated after 1994's downturn may have missed out on the double-digit returns.

  The rebound in the markets last year reinforces the importance of maintaining a long-term perspective for your investments. While the environment for stocks and bonds remains positive, it is unlikely that 1996 will see a repeat of the markets' strong 1995 performance. However, over the long-term, stocks have outperformed virtually all other types of investments, and bonds have met the needs of investors who seek capital preservation and regular income.

[PHOTO]
Dennis J. McDonnell and Don G. Powell

Economic Overview

  The U.S. economy grew throughout 1995, though the rate of growth slowed toward year-end. The gross domestic product (the value of all goods and services produced in the United States) grew at an annual rate of more than 4.2 percent in the third quarter of 1995, but slowed to an estimated 2 to 3 percent in the fourth quarter, with retail and auto sales particularly sluggish. The slower growth rate eased concerns about a rise in inflation and allowed the Federal Reserve Board to lower short-term interest rates by a quarter-percentage point in late December. The reduction in rates during the latter half of 1995 is expected to help generate moderate economic growth in 1996, just as the Fed's raising of short-term rates in 1994 helped slow economic growth in 1995.

  The cut in short-term rates, combined with modest growth forecasts, was viewed by the financial markets as a positive event, pushing up both stock and bond prices. For the year ended December 31, 1995, the Standard & Poor's 500-Stock Index achieved a total return of 37.45 percent. The yield on 10-year Treasury notes was 5.57 percent on December 31, compared to 7.83 percent at the beginning of the year. Because bond prices and yields move in opposite directions, bond prices rose. Many observers expect the Fed to cut rates further if Congress and the President are able to reach an agreement on the federal budget, provided economic conditions justify further easing.

  With a low inflation, low interest rate environment, corporate earnings remained quite strong during the year, helping to push stocks to new highs. The strongest sectors were technology and finance, as these stocks benefited from the impact of the internet, telecommunications deregulation and bank mergers. U.S. companies with global operations also did well, aided by a declining U.S. dollar.

1  Continued on page two


Economic Outlook

  Looking ahead, we are cautiously optimistic. We expect the economy to grow at a rate of 2 to 3 percent throughout 1996, with growth stronger in the second half of the year as the full impact of the Fed's rate cuts take effect. Lower rates will have the greatest impact on interest-sensitive industries, such as housing. Although inflation appears to be under control, there probably will be some cyclical upward pressure in 1996.

  The current economic conditions are ideal for stocks, especially those of smaller companies, because they tend to be affected less by economic cycles. The outlook for the fixed-income market--including municipal bonds--is positive, too. In the near-term, we believe domestic markets will benefit from a stable U.S. dollar and increased business activity driven in part by a number of recently announced strategic reorganizations of some of the nation's blue chip industry leaders.

  During recent months, debate over tax reform and the federal deficit has dominated the agenda in Washington. Now that we are in a presidential election year, tax reform likely will replace the budget battle as the top issue in Washington. There has been varied speculation about the impact tax reform could have on the economy and on various types of investments. We are following the tax reform debate very closely, and we will keep you updated on this issue throughout the year. See the winter issue of Your Portfolio for a detailed discussion of tax reform.

  On the following pages, you can read about your Fund's performance in 1995, as well as the portfolio management team's outlook for the Fund in the coming months. We hope that you will find this information helpful.

Corporate News

  As part of our commitment to helping you achieve your investment goals, Van Kampen American Capital strives to provide shareholders with the best service in the mutual fund industry. That is why we are especially pleased to have received the 1995 Quality Tested Service Seal, which is awarded annually by DALBAR, Inc., an independent research firm. The Seal, which symbolizes the achievement of the highest tier of service in the mutual fund industry, was awarded to American Capital annually from 1990 to 1994 and we are honored that the service provided by Van Kampen American Capital has achieved the same level of excellence.

Sincerely,



Don G. Powell                    Dennis J. McDonnell
Chairman                         President
Van Kampen American Capital      Van Kampen American Capital
Investment Advisory Corp.        Investment Advisory Corp.

2


              Performance Results for the Period Ended December 31, 1995
            Van Kampen American Capital California Insured Tax Free Fund
                                                  A Shares    B Shares    C Shares
Total Returns
One-year total return based on NAV<F1>.........    18.28%      17.33%      17.40%
One-year   total return  <F2>..................    14.44%      14.33%      16.40%
Five-year average annual total return<F2>......     7.70%         N/A         N/A
Ten-year average annual total return<F2>.......     8.17%         N/A         N/A
Life-of-Fund average annual total return<F2>...     8.23%       4.35%       3.92%
Commencement date..............................   12/13/85    05/01/93    08/13/93

Distribution Rates and Yield
Distribution rate<F3>..........................     4.84%       4.29%       4.29%
Taxable equivalent distribution rate<F4>.......     8.49%       7.53%       7.53%
SEC Yield<F5>..................................     4.12%       3.49%       3.49%
N/A = Not Applicable

<F1>Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for A shares) or contingent deferred sales charge for early withdrawal (3% for B shares and 1% for C shares).

<F2>Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (3.25% for A shares) or contingent deferred sales charge for early withdrawal (3% for B shares and 1% for C shares).

<F3>Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

<F4>Taxable equivalent calculations reflect a combined federal and state income tax rate of 43%, which takes into consideration the deductibility of individual state taxes paid.

<F5>SEC Yield is a standardized calculation prescribed by the Securities and
Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 30, 1995. Had certain expenses of the Fund not been assumed by VKAC, the SEC Yield would have been 3.98%, 3.35% and 3.35% for Classes A, B and C, respectively and total returns would have been lower.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

3


Putting Your Fund's Performance in Perspective

  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

* Illustrate the general market environment in which your investments are being managed
*   Reflect the impact of favorable market trends or difficult market conditions
* Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.


Growth of a Hypothetical $10,000 Investment
Van Kampen American Capital California Insured Tax Free Fund vs. Lehman Brothers Municipal Bond Index (December 1985 through December 1995)

[GRAPH]

                   California    Lehman Brothers
                   Insured Tax   Municipal Bond
                   Free Fund     Index
31-Dec-85           9,675.04     10,000.00
31-Jan-86          10,176.86     10,589.00
2S-Feb-86          10,488.30     11,009.35
31-Mar-86          10,531.08     11,012.69
30-Apr-86          10,513.23     11,020.39
31-May-86          10,426.46     10,840.76
30-Jun-86          10,628.59     10,944.83
31-Jul-86          10,610.19     11,010.50
 1-Aug-86          11,027.14     11,503.77
30-Sep-86          11,033.08     11,532.53
31-Oct-86          11,236.34     11,732.05
30-Nov-S6          11,476.50     11,964.34
31-Dec-86          11,610.92     11,930.84
31-Jan-87          11,845.76     12,289.96
28-Feb-87          11,880.47     12,350.18
31-Mar-87          11,828.34     12,219.27
30-Apr-87          10,996.79     11,605.86
31-May-87          10,790.23     11,547.83
30-Jun-87          11,068.35     11,887.34
31-Jul-87          11,132.85     12,008.59
31-Aug-87          11,243.65     12,036.21
30-Sep-87          10,644.22     11,592.07
31-Oct-87          10,772.29     11,633.80
30-Nov-87          11,030.50     11,937.45
31-Dec-87          11,294.66     12,110.54
31-Jan-88          11,785.70     12,541.67
29-Feb-88          11,879.63     12,674.61
31-Mar-88          11,486.13     12,526.32
30-Apr-88          11,620.16     12,621.52
31-May-88          11,535.69     12,584.92
30-Jun-85          11,727.01     12,768.66
31-Jul-85          11,800.11     12,851.66
31-Aug-88          11,841.48     12,861.94
30-Sep-88          12,059.18     13,094.74
31-Oct-88          12,480.05     13,325.21
30-Nov-88          12,230.38     13,203.95
31-Dec-88          12,481.29     13,338.63
31-Jan-89          12,692.66     13,614.74
28-Feb-89          12,545.93     13,459.53
31-Mar-89          12,473.10     13,427.23
30-Apr-89          12,849.76     13,746.79
31-May-89          13,195.11     14,031.35
30-Jun-89          13,305.85     14,222.18
31-Jul-89          13,425.98     14,415.60
31-Aug-89          13,274.63     14,274.33
29-Sep-89          13,182.15     14,231.50
31-Oct-89          13,295.38     14,406.55
30-Nov-89          13,513.26     14,658.67
29-Dec-89          13,631.90     14,778.87
31-Jan-90          13,476.84     14,709.41
28-Feb-90          13,689.75     14,840.32
30-Mar-90          13,691.96     14,844.77
30-Apr-90          13,507.91     14,737.89
31-May-90          13,822.46     15,059.18
30-Jun-90          13,905.45     15,191.70
31-Jul-90          14,124.20     15,415.01
31-Aug-90          13,890.80     15,191.50
28-Sep-90          13,865.74     15,200.61
31-Oct-90          14,124.60     15,477.26
30-Nov-90          14,476.97     15,788.36
31-Dec-90          14,646.05     15,856.25
31-Jan-91          14,704.25     16,068.72
28-Feb-91          14,856.34     16,208.52
28-Mar-91          14,821.00     16,213.38
30-Apr-91          15,040.87     16,430.64
31-May-91          15,185.91     16,576.87
28-Jun-91          15,073.70     16,560.29
31-Jul-91          15,297.00     16,762.33
30-Aug-91          15,569.87     16,983.59
30-Sep-91          15,737.23     17,204.38
31-Oct-91          15,837.17     17,359.22
30-Nov-91          15,878.82     17,407.83
31-Dec-91          16,107.97     17,782.09
31-Jan-92          16,199.55     17,822.99
29-Feb-92          16,201.98     17,828.34
31-Mar-92          16,274.49     17,835.47
30-Apr-92          16,427.94     17,994.21
31-May-92          16,612.42     18,206.54
30-Jun-92          16,838.43     18,512.41
31-Jul-92          17,443.53     19,067.78
31-Aug-92          17,322.98     18,882.82
30-Sep-92          17,346.16     19,005.56
31-Oct-92          17,048.21     18,819.31
30-Nov-92          17,488.18     19,156.17
31-Dec-92          17,731.49     19,351.56
31-Jan-93          17,955.03     19,576.04
28-Feb-93          18,908.88     20,284.70
31-Mar-93          18,603.60     20,069.68
30-Apr-93          18,830.30     20,272.38
31-May-93          18,929.44     20,385.91
30-Jun-93          19,341.33     20,726.35
31-Jul-93          19,257.56     20,753.30
31-Aug-93          19,890.59     21,184.96
30-Sep-93          20,174.50     21,426.47
31-Oct-93          20,119.65     21,467.18
30-Nov-93          19,734.25     21,278.27
31-Dec-93          20,320.56     21,727.24
31-Jan-94          20,593.79     21,974.93
28-Feb-94          19,864.16     21,405.75
31-Mar-94          18,772.84     20,534.57
30-Apr-94          18,757.15     20,709.11
31-May-94          18,956.17     20,889.28
30-Jun-94          18,849.49     20,761.86
31-Jul-94          19,198.68     21,141.80
31-Aug-94          19,239.59     21,215.79
30-Sep-94          18,878.32     20,903.92
31-Oct-94          18,480.41     20,531.83
30-Nov-94          18,103.85     20,160.21
31-Dec-94          18,543.04     20,603.73
31-Jan-95          19,204.93     21,193.00
28-Feb-95          19,810.83     21,809.71
31-Mar-95          19,957.63     22,060.53
30-Apr-95          19,962.43     22,087.00
31-May-95          20,648.21     22,791.57
30-Jun-95          20,305.09     22,593.29
31-Jul-95          20,454.55     22,807.92
31-Aug-95          20,701.50     23,097.55
29-Sep-95          20,815.53     23,243.10
31-Oct-95          21,199.27     23,580.12
30-Nov-95          21,657.86     23,971.55
31-Dec-95          21,933.74     24,201.68


The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions for the period ended December 31, 1995, and includes payment of the maximum sales charge (3.25% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

4

                           Portfolio Management Review


  Van Kampen American Capital California Insured Tax Free Fund

We recently spoke with the management team of the Van Kampen American Capital California Insured Tax Free Fund about the key events and economic forces which shaped the markets during the past fiscal year. The team includes Joseph A. Piraro, portfolio manager, and Peter W. Hegel, executive vice president for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the twelve-month period ended December 31, 1995.

Q: What were some of the important events or market conditions that had an impact on the Fund's performance during 1995?

A: The bond market in general was quite strong in 1995, and municipal securities, of course, participated in the year's rally. Clearly, the environment for investing in fixed-income securities was extremely favorable across the board.

   Inflation continued to remain in check, with rates hovering around the 2 percent range, while the economy grew at a fairly steady but modest pace. As a result, the Federal Reserve Board lowered its key lending rate (the federal funds rate) by one-quarter percentage point in July of 1995 and again, by one-quarter of a percentage point, in December. Naturally, bond prices were driven higher as rates trended downward over the course of the year (bond prices and yields move in opposite directions).

   Another factor that had been priced into the municipal market late in the year was the expectation that a federal budget agreement was inevitable. The market anticipated a positive budget compromise, and reacted accordingly. Even though the possibility of tax reform weighed on the market to some extent, the belief that progress on the federal budget deficit would be made helped to bolster municipal bonds, especially at the longer end of the maturity spectrum.


Q: What were some of the challenges you faced in managing the Fund, and how was it positioned to take advantage of market conditions?

A: In the California municipal market, the repercussions of the Orange County situation continued to dissipate. The market seems confident that the Orange County default was an isolated incident and that an orderly resolution is imminent, probably in the first half of 1996.

  Still, total issuance of municipal debt in the state was down by approximately 5 percent, though the volume is still the largest of any single state in the nation. A large portion of that volume is in the insured sector, so we have plenty of opportunity to put the Fund's assets to work.

  We took advantage of the positive 1995 bond market by maintaining the Fund's portfolio of 100 percent AAA-rated insured securities. We continued to rely on our strong internal credit research team to help us identify the issues that appeared to offer the greatest relative value. As of December 31, 1995, the Fund held a significant portion of its assets (21.2 percent) in issues from the tax district sector, an area in which our research is especially strong.

5

[PIE CHART]
Portfolio Composition as of December 31, 1995

Tax District 21.2%
Public Education 19.7%
Public Building 14.9%
Health Care 12.5%
Water and Sewer 11.9%
General Purpose 11.4%
Other 5.1%
Higher Education 3.3%


Q: How well did the Fund perform under these conditions?

A: We had a strong year, providing shareholders with a total return at net asset value of 18.28 percent<F1> (Class A shares) over the twelve months ended December 31, 1995.

The Fund continues to provide an attractive level of tax-exempt income, with a Class A share distribution rate of 4.84 percent<F3> as of December 31, 1995. Since income for the Fund is exempt from federal and state income taxes, it is important to compare the Fund's distribution rate to an equivalent taxable rate. For example, for California residents in the combined marginal tax bracket of 43 percent, the Fund's Class A share distribution rate represents a yield equivalent to a taxable investment earning 8.49 percent<F4>. At the same time, the Fund's Class A share net asset value closed the fiscal year at $17.74 per share, up from $15.80 per share at the end of the last fiscal year.

In comparison to the total return of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index, which was 17.46 percent for the twelve months through December 31, 1995, the Fund's performance at net asset value was somewhat higher. (Please refer to the chart on page three for additional Fund performance results.)

Q: What is your outlook for the Fund and the market in the months ahead?

A: We're confident that the investment environment will remain positive for fixed-income securities in the near-term. Inflation appears to be under control and the economy shows no signs of overheating.

As the Fed eases its monetary policy, we anticipate further cuts in the fed funds rate during the first half of 1996. Based on the historically high level of real interest rates (market rates less the inflation rate), there seems to be room for short-term interest rates to trend lower, which is a good sign for long-term rates as well.

  We expect the supply of new municipal issues to follow the trend of 1995 and remain somewhat low in 1996. However, refunding activity should be high as the lower interest rate environment makes it more attractive for municipalities to retire their higher-yielding outstanding issues.

  In general, conditions appear positive for the continuation of a favorable environment in which to invest in fixed-income securities.


Peter W. Hegel               Joseph A. Piraro
Executive Vice President     Portfolio Manager
Fixed Income Investments

6   Please see footnotes on page three



                                     Portfolio of Investments

                                          December 31, 1995
-------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                          Coupon   Maturity Market Value
-------------------------------------------------------------------------------------------------------------
          California Municipal Bonds 100.4%
$  1,000  Alameda, CA Ctfs Partn Alameda Swr Impt Fin Corp(Prerefunded @
          03/01/98) (AMBAC Insd)............................................   7.400%  03/01/18  $  1,092,770
   4,000  Anaheim, CA Pub Fin Auth Tax Alloc Rev (MBIA Insd)................   6.450   12/28/18     4,411,280
   3,000  Bay Area Govt Assn CA Rev Tax Alloc CA Redev Agy Pool
          Ser A2 (Cap Guar Insd)............................................   6.400   12/15/14     3,280,620
     750  Berkeley, CA Ctfs Partn Cap Imp Berkeley Civic Impt (AMBAC
          Insd).............................................................   7.500   06/01/19       819,878
   1,000  Brea & Olinda, CA Unified Sch Dist Ctfs Partn Sr High
          Sch Pgm Ser A Rfdg (Cap Guar Insd)................................   6.000   08/01/09     1,057,990
   1,300  California Edl Fac Auth Rev Univ San Diego Proj
          Stanford Univ Ser I (MBIA Insd)...................................   6.750   10/01/15     1,426,971
   2,000  California Hlth Fac Fin Auth Rev Adventist Hlth Ser A
          Rfdg (MBIA Insd) <F3>.............................................   6.500   03/01/14     2,153,220
   2,650  California Hlth Fac Fin Auth Rev Kaiser Permanente Ser A (AMBAC
          Insd).............................................................   5.550   08/15/25     2,636,458
   2,000  California Hlth Fac Fin Auth Rev Kaiser Permanente Ser A
          (FSA Insd)........................................................   5.550   08/15/25     2,001,300
      15  California Hsg Fin Agy Rev Hsg Ser B (MBIA Insd)..................   8.625   08/01/15        15,999
   1,200  California Pub Cap Impt Fin Auth Rev Pooled Proj Ser B
          (MBIA Insd) <F3>..................................................   8.100   03/01/18     1,298,532
   1,500  California St (FGIC Insd).........................................   6.250   09/01/12     1,691,115
   1,500  California St (FSA Insd)..........................................   5.150   10/01/19     1,452,930
   3,650  California St Pub Wks Brd Lease Rev Dept of Corrections
          CA St Prison Coalinga Ser B (MBIA Insd)...........................   5.375   12/01/19     3,649,817
   3,170  California St Pub Wks Brd Lease Rev Dept of Corrections
          CA St Prison Susanville Ser D (Cap Guar Insd).....................   5.250   06/01/15     3,194,884
   1,000  California St Pub Wks Brd Lease Rev Ser A (AMBAC Insd)............   5.750   09/01/21     1,011,710
   1,000  California St Univ Fresno Assn Inc Rev Auxiliary Residence
          Student Proj (MBIA Insd)..........................................   6.250   02/01/17     1,072,230
   1,000  California St Var Purp (MBIA Insd)................................   6.000   10/01/10     1,100,760
   5,000  California St Var Purp (MBIA Insd)................................   6.000   10/01/14     5,240,400
   1,000  California St Var Purp (FSA Insd).................................   5.500   04/01/19       999,260
   5,620  California Statewide Cmntys Dev Auth Rev Ctfs Partn
          Good Samaritan Hlth Sys (Cap Mac Insd)............................   6.250   05/01/14     6,028,743
   2,000  Castaic Lake Wtr Agy CA Ctfs Partn Wtr Sys Impt Proj
          Ser A Rfdg (MBIA Insd)............................................   7.000   08/01/12     2,415,520
   1,105  Chino, CA Ctfs Partn Redev Agy (MBIA Insd)........................   6.200   09/01/18     1,177,035
   2,350  Chino, CA Unified Sch Dist Ctfs Partn Master Lease Pgm
          (FSA Insd)........................................................   6.250   03/01/09     2,578,772
   1,500  Chino, CA Unified Sch Dist Ctfs Partn Master Lease Pgm
          (FSA Insd)........................................................   6.000   03/01/14     1,561,860
   1,200  Colton, CA Jt Unified Sch Dist Cmnty Fac Dist Spl Tax Southridge
          Vlg Rfdg (Cap Guar Insd)..........................................   5.900   09/01/14     1,200,156
   1,500  Compton, CA Cmnty Redev Agy Tax Alloc Walnut Indl Park
          Ser A Rfdg (Prerefunded @ 08/01/99) (AMBAC Insd)..................   7.500   08/01/13     1,700,385

7   See Notes to Financial Statements


                                 Portfolio of Investments (Continued)

                                       December 31, 1995
-------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                        Coupon   Maturity Market Value
-------------------------------------------------------------------------------------------------------------
          California Municipal Bonds (Continued)
$     20  Concord, CA Redev Agy Tax Alloc Cent Concord Redev Proj
          Ser 3 (BIGI Insd)...............................................   8.000%  07/01/18  $     22,148
   1,000  Contra Costa Cnty, CA Ctfs Partn Contra Costa Cnty Pub
          Fac Co (BIGI Insd) <F3>.........................................   7.800   06/01/06     1,123,600
     500  Contra Costa Cnty, CA Ctfs Partn Contra Costa Cnty Pub
          Fac Co (BIGI Insd)..............................................   7.800   06/01/07       561,800
   1,000  Contra Costa Cnty, CA Santn Dist No 7A Ctfs Partn Sub-Delta
          Diablo Fin Corp (Prerefunded @ 12/01/98) (MBIA Insd)............   7.600   12/01/08     1,119,370
   3,820  Contra Costa, CA Sch Fin Auth Rev Vista Unified Sch
          Dist Sch Sites Ser A (Prerefunded @ 09/01/02) (FSA Insd)........       *   09/01/17     1,034,265
   1,550  Contra Costa, CA Wtr Auth Wtr Treatment Rev Ser A Rfdg
          (FGIC Insd).....................................................   5.750   10/01/14     1,602,049
   5,165  Corona, CA Redev Agy Tax Alloc Redev Proj Area A Ser A Rfdg
          (FGIC Insd).....................................................   6.250   09/01/13     5,593,437
   2,000  Fairfield Suisun, CA Swr Dist Swr Rev Ser A Rfdg (MBIA Insd)....   6.250   05/01/16     2,112,240
   1,000  Folsom, CA Pub Fin Auth Rev Rfdg (AMBAC Insd)...................   6.000   10/01/12     1,046,650
   1,400  Folsom, CA Pub Fin Auth Rev Rfdg (AMBAC Insd)...................   6.000   10/01/19     1,462,328
   2,000  Fresno Cnty, CA Fin Auth Solid Waste Rev American
          Avenue Landfill Proj (MBIA Insd)................................   5.750   05/15/14     2,063,080
   1,745  Gilroy, CA Unified Sch Dist Ctfs Partn Measure J Cap
          Projs Rfdg (FSA Insd)...........................................   5.875   09/01/06     1,898,612
   1,810  Gilroy, CA Unified Sch Dist Ctfs Partn Measure J Cap
          Projs Rfdg (FSA Insd)...........................................   6.250   09/01/12     1,961,678
  20,000  Grossmont, CA Union High Sch Dist Ctfs Partn
          (MBIA Insd).....................................................       *   11/15/21     3,748,200
   1,750  Irwindale, CA Cmnty Redev Agy Tax Alloc Indl Dev Proj
          Rfdg (AMBAC Insd)...............................................   7.000   08/01/15     1,835,645
   1,835  Local Govt Fin Auth CA Rev Cap Apprec San Francisco Redev (MBIA
          Insd)...........................................................       *   08/01/08       920,895
   2,000  Local Govt Fin Jt Pwrs Auth CA Rev Anaheim Redev Agy Ser A
          (Prerefunded @ 09/01/98) (MBIA Insd) <F3>.......................   7.950   09/01/09     2,240,120
   1,850  Loma Linda, CA Hosp Rev Loma Linda Univ Med Cent Proj B Rfdg
          (AMBAC Insd)....................................................   7.000   12/01/15     2,052,297
   2,500  Loma Linda, CA Hosp Rev Loma Linda Univ Med Cent Rfdg (MBIA
          Insd)...........................................................   5.375   12/01/22     2,478,800
   1,000  Long Beach, CA Redev Agy Downtown Redev Proj Ser A (Prerefunded
          @ 11/01/98) (AMBAC Insd)........................................   7.750   11/01/10     1,120,650
     100  Los Angeles Cnty, CA Hlth Fac Auth Rev Olive View Med Ser A
          (Prerefunded @ 04/01/99) (AMBAC Insd)...........................   9.100   04/01/01       117,187
      85  Los Angeles Cnty, CA Hlth Fac Auth Rev Olive View Med Ser A
          (Prerefunded @ 04/01/99) (AMBAC Insd)...........................   9.200   04/01/02        99,852
     824  Los Angeles Cnty, CA Tran Comm Lease Rev Dia RR Lease Ltd (FSA
          Insd)...........................................................   7.375   12/15/06       942,079
   1,295  Los Angeles, CA Dept Wtr & Pwr Elec Plant Rev
          (FGIC Insd).....................................................   5.875   01/15/07     1,383,889
   6,000  Los Angeles, CA Unified Sch Dist Ctfs Partn Multi Ppty Proj
          Rfdg(FSA Insd)..................................................   5.625   11/01/13     6,000,000

8   See Notes to Financial Statements

                                 Portfolio of Investments (Continued)

                                       December 31, 1995
---------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                           Coupon   Maturity Market Value
---------------------------------------------------------------------------------------------------------------
          California Municipal Bonds (Continued)
$  1,200  Los Angeles, CA Wastewtr Sys Rev (Prerefunded @ 08/01/98) (MBIA
          Insd) <F3>..........................................................   7.700%  08/01/18  $  1,333,224
     500  M-S-R Pub Pwr Agy CA San Juan Proj Rev Ser E (MBIA Insd)............   6.000   07/01/22       515,200
   1,300  Martinez, CA Ctfs Partn Martinez Pub Impt Corp
          (Prerefunded @ 12/01/98) (AMBAC Insd)...............................   7.700   12/01/18     1,470,352
     750  Mesa, CA Cons Wtr Dist Ctfs Partn Mesa Cons Wtr Impt
          Co Cap Impt (AMBAC Insd)............................................   7.625   03/15/08       823,185
   4,075  New Haven, CA Unified Sch Dist Ser D (FGIC Insd)....................       *   08/01/16     1,247,480
   4,355  New Haven, CA Unified Sch Dist Ser D (FGIC Insd)....................       *   08/01/17     1,254,371
   1,250  North City West, CA Sch Fac Fin Auth Spl Tax Ser B
          Rfdg (Cap Guar Insd)................................................   5.750   09/01/15     1,287,925
   1,640  North City West, CA Sch Fac Fin Auth Spl Tax Ser B Rfdg
          (Cap Guar Insd).....................................................   6.000   09/01/19     1,736,268
     500  Northern CA Pwr Agy Pub Pwr Rev Combustion Turbine
          Proj 1 Ser A Rfdg (MBIA Insd).......................................   6.000   08/15/10       517,960
     400  Northern CA Pwr Agy Pub Pwr Rev Hydro Elec Proj 1
          Ser A Rfdg (Prerefunded @ 07/01/21) (AMBAC Insd)....................   7.500   07/01/23       507,764
   2,760  Oakland, CA Unified Sch Dist Alameda Cnty Cap Apprec Ser A (FGIC
          Insd)...............................................................       *   08/01/13     1,013,527
   3,475  Oakland, CA Unified Sch Dist Alameda Cnty Cap Apprec Ser A (FGIC
          Insd)...............................................................       *   08/01/14     1,192,828
     750  Oceanside, CA Ctfs Partn Corp Yd Proj Fin (Prerefunded
          @ 08/01/02) (AMBAC Insd)............................................   7.300   08/01/21       890,160
   1,000  Orange Cnty, CA Recovery Ser A Rfdg (MBIA Insd).....................   5.750   06/01/15     1,028,210
   3,000  Palm Desert, CA Fin Auth Tax Alloc Rev (Inverse Fltg) (MBIA Insd)...   8.330   04/01/22     3,408,750
   1,000  Perris, CA Sch Dist Ctfs Partn Rfdg (FSA Insd)......................   6.100   03/01/16     1,057,760
   1,945  Pittsburg, CA Unified Sch Dist Ctfs Partn (AMBAC Insd)..............   6.300   09/01/15     2,091,303
   2,065  Pomona, CA Pub Fin Auth Rev Ser Q (MBIA Insd) <F2>..................   5.900   12/01/25     2,100,270
   1,360  Port Hueneme, CA Ctfs Partn Cap Impt Pgm Rfdg (MBIA Insd)...........   6.000   04/01/19     1,500,801
   1,000  Rancho Cucamonga, CA Redev Agy Tax Alloc Rancho Redev Proj (MBIA
          Insd)...............................................................   7.125   09/01/19     1,109,340
   1,235  Rancho Cucamonga, CA Redev Agy Tax Alloc Rancho Redev Proj (MBIA
          Insd)...............................................................   6.750   09/01/20     1,339,987
   1,265  Rancho Cucamonga, CA Redev Agy Tax Alloc Rancho Redev Proj
          (Prerefunded @ 09/01/99) (MBIA Insd)................................   6.750   09/01/20     1,404,960
   1,000  Redding, CA Elec Sys Rev Ctfs Partn (Inverse Fltg) (MBIA Insd)......   8.295   07/08/22     1,295,000
   2,495  Rio Linda, CA Univ Sch Dist Ser A (AMBAC Insd)......................   6.250   08/01/15     2,654,056
   2,000  Rohnert Park, CA Hsg Fin Auth Rev Rancho Feliz Mobile Home Park
          (FSA Insd)..........................................................   5.600   12/01/15     2,015,480
   2,000  Sacramento, CA Muni Util Dist Elec Rev Ser A Rfdg
          (MBIA Insd).........................................................   5.750   08/15/13     2,054,660
   2,500  San Bernardino Cnty, CA Ctfs Partn Ser B (Embedded Swap) (MBIA
          Insd)...............................................................   5.500   07/01/16     2,529,775
   1,000  San Diego, CA Indl Dev Rev San Diego Gas & Elec Ser A
          (MBIA Insd).........................................................   6.400   09/01/18     1,075,450
   1,000  San Gabriel, CA Unified Sch Dist Ctfs Partn (FSA Insd)..............   6.000   09/01/15     1,050,920

9   See Notes to Financial Statements


                                 Portfolio of Investments (Continued)

                                       December 31, 1995
---------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                         Coupon   Maturity Market Value
---------------------------------------------------------------------------------------------------------------
          California Municipal Bonds (Continued)
$  5,750  San Jose, CA Fin Auth Rev Convention Proj Ser C (Cap Guar
          Insd)............................................................   6.375%  09/01/13  $  6,162,160
   2,000  San Mateo Cnty, CA Jt Pwrs Fin Auth Lease Rev San Mateo Cnty
          Hlth Care Cent Ser A (FSA Insd)..................................   6.000   07/15/09     2,133,580
   1,000  Santa Clara Cnty, CA Fin Auth Lease Rev VMC Fac Replacement Proj
          Ser A (AMBAC Insd)...............................................   6.875   11/15/14     1,147,880
   1,990  South Cnty, CA Regl Wastewtr Auth Rev Regl Wastewtr Fac Proj Ser
          A (FGIC Insd)....................................................   6.000   08/01/14     2,084,306
   3,735  South Orange Cnty, CA Pub Fin Auth Spl Tax Rev Sr Lien Ser A
          Rfdg (MBIA Insd).................................................   7.000   09/01/08     4,423,809
   3,000  South Orange Cnty, CA Pub Fin Auth Spl Tax Rev Sr Lien Ser A
          Rfdg (MBIA Insd).................................................   7.000   09/01/09     3,567,420
   2,590  Stanislaus Cnty, CA Ctfs Partn Cap Impt Pgm Ser A Rfdg
          (MBIA Insd) <F2>.................................................   5.000   05/01/09     2,551,435
   2,720  Stanislaus Cnty, CA Ctfs Partn Cap Impt Pgm Ser A Rfdg
          (MBIA Insd) <F2>.................................................   5.000   05/01/10     2,663,968
   1,050  Stockton, CA Rev Ctfs Partn Wastewtr Treatment Plant Expansion
          Ser A (FGIC Insd)................................................   6.400   09/01/07     1,171,926
   1,015  Stockton, CA Rev Ctfs Partn Wastewtr Treatment Plant Expansion
          Ser A (FGIC Insd)................................................   6.500   09/01/08     1,132,314
   2,000  Torrance, CA Hosp Rev Torrance Mem Hosp Rfdg (MBIA Insd).........   6.750   01/01/12     2,087,960
   3,000  University of CA Rev Multi Purp Proj Ser D (MBIA Insd)...........   6.300   09/01/14     3,225,510
                                                                                                -------------
Total Long-Term Investments 100.4%
  (Cost $160,321,399) <F1>....................................................................   174,670,700
Short-Term Investments at Amortized Cost 2.4%.................................................     4,200,000
Liabilities in Excess of Other Assets (2.8%)..................................................    (4,863,378)
                                                                                                -------------
Net Assets 100%...............................................................................  $174,007,322
                                                                                                =============

*     Zero coupon bond

<F1>  At December 31, 1995, cost for federal income tax purposes is
      $160,321,399; the aggregate gross unrealized appreciation is $14,349,301 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $14,349,301.

<F2>  Securities purchased on a when issued or delayed delivery basis.

<F3>  Assets segregated as collateral for when issued or delayed delivery purchase commitments.

  The following table summarizes the portfolio composition at December 31, 1995, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.


                   Portfolio Composition by Credit Quality
                   AAA..........................      100%
                                                  ========

10   See Notes to Financial Statements


                         Statement of Assets and Liabilities

                               December 31, 1995
----------------------------------------------------------------------------------------------------
Assets:
Investments, at Market Value (Cost $160,321,399) (Note 1)...........................  $  174,670,700
Short-Term Investments (Note 1).....................................................       4,200,000
Cash................................................................................          85,328
Receivables:
  Interest..........................................................................       2,486,652
  Fund Shares Sold..................................................................         599,756
Other...............................................................................           6,403
                                                                                      ---------------
     Total Assets...................................................................     182,048,839
                                                                                      ---------------

Liabilities:
Payables:
  Investments Purchased.............................................................       7,142,923
  Income Distributions..............................................................         281,268
  Investment Advisory Fee (Note 2)..................................................         218,351
  Fund Shares Repurchased...........................................................          51,529
Accrued Expenses....................................................................         347,446
                                                                                      ---------------
     Total Liabilities..............................................................       8,041,517
                                                                                      ---------------

Net Assets..........................................................................  $  174,007,322
                                                                                      ===============

Net Assets Consist of:
Capital (Note 3)....................................................................  $  167,003,524
Net Unrealized Appreciation on Investments..........................................      14,349,301
Accumulated Net Realized Loss on Investments........................................      (7,345,503)
                                                                                      ---------------
Net Assets..........................................................................  $  174,007,322
                                                                                      ===============

Maximum Offering Price Per Share:
  Class A Shares:
     Net asset value and redemption price per share (Based on net assets of
     $147,556,165 and 8,319,584 shares of capital stock issued and outstanding)
     (Note 3).......................................................................  $        17.74
     Maximum sales charge (3.25%* of offering price)................................             .60
                                                                                      ---------------
     Maximum offering price to public...............................................  $        18.34
                                                                                      ===============

  Class B Shares:
     Net asset value and offering price per share (Based on net assets of
     $24,613,802 and 1,387,788 shares of capital stock issued and outstanding)
     (Note 3).......................................................................  $        17.74
                                                                                      ===============

  Class C Shares:
     Net asset value and offering price per share (Based on net assets of $1,837,355
     and 103,597 shares of capital stock issued and outstanding) (Note 3)...........  $        17.74
                                                                                      ===============

*On sales of $25,000 or more, the sales charge will be reduced.

11   See Notes to Financial Statements

                                     Statement of Operations

                              For the Year Ended December 31, 1995
-----------------------------------------------------------------------------------------------------
Investment Income:
Interest...........................................................................  $    9,958,924
                                                                                     ---------------

Expenses:
Investment Advisory Fee (Note 2)...................................................         783,620
Distribution (12b-1) and Service Fees (Allocated to Classes A, B and C of
  $364,673,$201,044 and $25,540, respectively) (Note 6)............................         591,257
Shareholder Services (Note 2)......................................................         173,439
Custody............................................................................          99,509
Trustees Fees and Expenses (Note 2)................................................          41,429
Legal (Note 2).....................................................................          22,858
Insurance (Note 1).................................................................             741
Other..............................................................................         155,787
                                                                                     ---------------
     Total Expenses................................................................       1,868,640
     Less Fees Waived and Expenses Reimbursed ($245,247 and $13,125,
       respectively)...............................................................         258,372
                                                                                     ---------------
     Net Expenses..................................................................       1,610,268
                                                                                     ---------------
Net Investment Income..............................................................  $    8,348,656
                                                                                     ===============

Realized and Unrealized Gain/Loss on Investments:
Realized Gain/Loss on Investments:
  Proceeds from Sales..............................................................  $   68,415,612
  Cost of Securities Sold..........................................................     (68,394,721)
                                                                                     ---------------
Net Realized Gain on Investments (Including realized gain on futures
  transactions of $269,845)........................................................          20,891
                                                                                     ---------------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period..........................................................      (4,102,506)
  End of the Period................................................................      14,349,301
                                                                                     ---------------
Net Unrealized Appreciation on Investments During the Period.......................      18,451,807
                                                                                     ---------------
Net Realized and Unrealized Gain on Investments....................................  $   18,472,698
                                                                                     ===============
Net Increase in Net Assets from Operations.........................................  $   26,821,354
                                                                                     ===============

12   See Notes to Financial Statements

                                 Statement of Changes in Net Assets

                         For the Years Ended December 31, 1995 and 1994
------------------------------------------------------------------------------------------------------
                                                                  Year Ended         Year Ended
                                                                  December 31, 1995  December 31, 1994
------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income...........................................  $      8,348,656   $      8,832,987
Net Realized Gain/Loss on Investments...........................            20,891         (5,830,138)
Net Unrealized Appreciation/Depreciation on
  Investments During the Period.................................        18,451,807        (18,824,986)
                                                                  -----------------  -----------------
Change in Net Assets from Operations............................        26,821,354        (15,822,137)
                                                                  -----------------  -----------------
Distributions from Net Investment Income:
  Class A Shares................................................        (7,355,019)        (7,808,441)
  Class B Shares................................................          (897,526)          (811,323)
  Class C Shares................................................          (115,024)          (194,310)
                                                                  -----------------  -----------------
Total Distributions.............................................        (8,367,569)        (8,814,074)
                                                                  -----------------  -----------------
Net Change in Net Assets from Investment Activities.............        18,453,785        (24,636,211)
                                                                  -----------------  -----------------
From Capital Transactions (Note 3):
Proceeds from Shares Sold.......................................        24,793,274         31,539,463
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..................................................         4,996,930          5,318,194
Cost of Shares Repurchased......................................       (24,371,464)       (32,496,252)
                                                                  -----------------  -----------------
Net Change in Net Assets from Capital Transactions..............         5,418,740          4,361,405
                                                                  -----------------  -----------------
Total Increase/Decrease in Net Assets...........................        23,872,525        (20,274,806)
Net Assets:
Beginning of the Period.........................................       150,134,797        170,409,603
                                                                  -----------------  -----------------
End of the Period (Including undistributed net investment
  income of $0 and $18,913, respectively).......................  $    174,007,322   $    150,134,797
                                                                  =================  =================

13   See Notes to Financial Statements

                                          Financial Highlights

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------------------------
                                                        Year Ended December 31
                                       -----------------------------------------------------------
Class A Shares                         1995        1994         1993        1992        1991
--------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period............  $  15.802   $  18.286    $  16.858   $  16.259   $  15.730
                                       ----------  -----------  ----------  ----------  ----------
Net Investment Income................       .884        .912         .967       1.004        .990
Net Realized and Unrealized
  Gain/Loss on Investments...........      1.938      (2.484)       1.441        .585        .529
                                       ----------  -----------  ----------  ----------  ----------
Total from Investment Operations.....      2.822      (1.572)       2.408       1.589       1.519
Less Distributions from and in
  Excess of Net Investment Income....       .888        .912         .980        .990        .990
                                       ----------  -----------  ----------  ----------  ----------
Net Asset Value, End of the Period...  $  17.736   $  15.802    $  18.286   $  16.858   $  16.259
                                       ==========  ===========  ==========  ==========  ==========

Total Return*........................      18.28%      (8.75%)      14.54%      10.08%       9.98%
Net Assets at End of the Period
  (In millions)......................  $   147.6   $   130.3    $   151.1   $    74.2   $    60.2
Ratio of Expenses to Average
  Net Assets* (Annualized)...........        .89%        .78%         .69%        .69%        .55%
Ratio of Net Investment Income
  to Average Net Assets*
  (Annualized).......................       5.23%       5.46%        5.37%       6.07%       6.20%
Portfolio Turnover...................      42.40%      56.38%       36.17%      60.70%      69.85%


* If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
  Net Assets (Annualized).............      1.05%       1.08%        1.01%       1.08%       1.04%
Ratio of Net Investment Income to
  Average Net Assets (Annualized).....      5.07%       5.16%        5.05%       5.68%       5.71%

14   See Notes to Financial Statements

                            Financial Highlights (Continued)

             The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
-------------------------------------------------------------------------------------------
                                                                          From May 1, 1993
                                                                          (Commencement of
                                    Year Ended         Year Ended         Distribution) to
Class B Shares                      December 31, 1995  December 31, 1994  December 31, 1993
-------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period.........  $         15.805   $        18.266    $         17.570
                                    -----------------  -----------------  -----------------
Net Investment Income.............              .766              .785                .549
Net Realized and Unrealized
  Gain/Loss on Investments........             1.926            (2.482)               .705
                                    -----------------  -----------------  -----------------
Total from Investment
  Operations**....................             2.692            (1.697)              1.254
Less Distributions from and in
  Excess of Net Investment
  Income..........................              .761              .764                .558
                                    -----------------  -----------------  -----------------
Net Asset Value,
  End of the Period...............  $         17.736   $        15.805    $         18.266
                                    =================  =================  =================

Total Return*.....................             17.33%            (9.39%)            7.25%**
Net Assets at End of the Period
  (In millions)...................  $           24.6   $          17.1    $           15.3
Ratio of Expenses to Average
  Net Assets* (Annualized)........              1.61%             1.52%               1.45%
Ratio of Net Investment Income
  to Average Net Assets*
  (Annualized)....................              4.51%             4.71%               4.06%
Portfolio Turnover................             42.40%            56.38%              36.17%


* If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
  Net Assets (Annualized).........              1.77%            1.82%               1.77%
Ratio of Net Investment Income
  to Average Net Assets
  (Annualized)....................              4.35%            4.41%               3.74%
** Non-annualized

15  See Notes to Financial Statements

                            Financial Highlights (Continued)

             The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
----------------------------------------------------------------------------------------------
                                                                          From August 13, 1993
                                                                          (Commencement of
                                    Year Ended         Year Ended         Distribution) to
Class C Shares                      December 31, 1995  December 31, 1994  December 31, 1993
==============================================================================================
Net Asset Value,
  Beginning of the Period.........  $         15.798   $        18.257    $            18.010
                                    -----------------  -----------------  --------------------
Net Investment Income.............              .758              .773                   .307
Net Realized and Unrealized
  Gain/Loss on Investments........             1.941            (2.468)                  .258
                                    -----------------  -----------------  --------------------
Total from Investment
  Operations**....................             2.699            (1.695)                  .565
Less Distributions from and in
  Excess of Net Investment
  Income..........................              .761              .764                   .318
                                    -----------------  -----------------  --------------------
Net Asset Value,
  End of the Period...............  $         17.736   $        15.798    $            18.257
                                    =================  =================  ====================

Total Return*.....................             17.40%            (9.40%)               3.17%**
Net Assets at End of the Period
  (In millions)...................  $            1.8   $           2.8    $               4.0
Ratio of Expenses to Average
  Net Assets* (Annualized)........              1.60%             1.51%                  1.45%
Ratio of Net Investment Income
  to Average Net Assets*
  (Annualized)....................              4.50%             4.71%                  3.82%
Portfolio Turnover................             42.40%            56.38%                 36.17%

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
  Net Assets (Annualized)........              1.75%              1.82%                  1.76%
Ratio of Net Investment Income
  to Average Net Assets
  (Annualized)...................              4.34%              4.39%                  3.52%
** Non-annualized

16  See Notes to Financial Statements


                      Notes to Financial Statements

                           December 31, 1995
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Van Kampen American Capital California Insured Tax Free Fund (the "Fund") is organized as a series of the Van Kampen American Capital Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund commenced investment operations on December 13, 1985. The distribution of the Fund's Class B shares and Class C shares commenced on May 1, 1993, and August 13, 1993, respectively.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. Investment Income and Expense--Interest income and expenses are recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

17

                Notes to Financial Statements (Continued)

                        December 31, 1995
--------------------------------------------------------------------------------

D. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

  The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1995, the Fund had an accumulated capital loss carry forward for tax purposes of $7,345,503. Of this amount, $1,014,876, $105,997, $5,623,922 and $600,708 will expire on December 31, 1996, 2001,
2002 and 2003, respectively. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October
31 losses which are not recognized for tax purposes until the first day of the following fiscal year. On December 31, 1995, $100,459 of the Fund's capital loss carryforward expired, resulting in a permanent book and tax basis difference. Accordingly, this difference was reclassified from accumulated net realized loss on investments to Class A share capital.

E. Distribution of Income and Gains--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

F. Insurance Expense--The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets                                                    % Per Annum
---------------------------------------------------------------------------------
First $100 million..................................................  .500 of 1%
Next $150 million...................................................  .450 of 1%
Next $250 million...................................................  .425 of 1%
Over $500 million...................................................  .400 of 1%

18

                Notes to Financial Statements (Continued)

                        December 31, 1995
--------------------------------------------------------------------------------

  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

  For the year ended December 31, 1995, the Fund recognized expenses of approximately $53,500 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting, cash management, legal and certain shareholder services (prior to July, 1995) to the Fund.

  In July, 1995, the Fund began using ACCESS Investor Services, Inc., an affiliate of the Adviser, as the transfer agent of the Fund. For the year ended December 31, 1995, the Fund recognized expenses of approximately $68,000, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

  The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. The Fund's liability under the deferred compensation and retirement plans at December 31, 1995, was approximately $46,000.

  At December 31, 1995, VKAC owned 100 shares each of Classes B and C.

3. Capital Transactions

The Fund has outstanding three classes of common shares, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

19

                Notes to Financial Statements (Continued)

                        December 31, 1995
--------------------------------------------------------------------------------

  At December 31, 1995, capital aggregated $139,971,316, $24,804,730 and
$2,227,478 for Classes A, B and C, respectively. For the year ended December 31, 1995, transactions were as follows:

                                     Shares         Value
----------------------------------------------------------
Sales:
  Class A.....................      986,569   $ 16,771,568
  Class B.....................      434,181      7,401,889
  Class C.....................       36,228        619,817
                                -----------  -------------
Total Sales...................    1,456,978   $ 24,793,274
                                ===========  =============

Dividend Reinvestment:
  Class A.....................      258,526    $ 4,396,599
  Class B.....................       31,979        544,950
  Class C.....................        3,266         55,381
                                -----------  -------------
Total Dividend Reinvestment...      293,771    $ 4,996,930
                                ===========  =============

Repurchases:
  Class A.....................  (1,170,822)  $(19,801,544)
  Class B.....................    (157,415)    (2,652,072)
  Class C.....................    (112,218)    (1,917,848)
                                -----------  -------------
Total Repurchases.............  (1,440,455)  $(24,371,464)
                                ===========  =============

20


                Notes to Financial Statements (Continued)

                        December 31, 1995
--------------------------------------------------------------------------------

  At December 31, 1994, capital aggregated $138,705,152, $19,509,963 and
$3,470,128 for Classes A, B and C, respectively. For the year ended December 31, 1994, transactions were as follows:

                                Shares       Value
----------------------------------------------------------
Sales:
  Class A.....................    1,342,809  $  23,002,264
  Class B.....................      414,834      7,100,815
  Class C.....................       82,157      1,436,384
                                -----------  -------------
Total Sales...................    1,839,800  $  31,539,463
                                ===========  =============
Dividend Reinvestment:
  Class A.....................      281,094  $   4,667,614
  Class B.....................       30,434        504,221
  Class C.....................        8,764        146,359
                                -----------  -------------
Total Dividend Reinvestment...      320,292  $   5,318,194
                                ===========  =============
Repurchases:
  Class A.....................  (1,641,222)  $(27,094,273)
  Class B.....................    (206,014)    (3,292,413)
  Class C.....................    (132,758)    (2,109,566)
                                -----------  -------------
Total Repurchases.............  (1,979,994)  $(32,496,252)
                                ===========  =============


  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within four years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                          Contingent Deferred
                               Sales Charge
Year of Redemption       Class B       Class C
----------------------------------------------
First..................  3.00%         1.00%
Second.................  2.50%          None
Third..................  2.00%          None
Fourth.................  1.00%          None
Fifth and Thereafter...   None          None

21

                Notes to Financial Statements (Continued)

                        December 31, 1995
--------------------------------------------------------------------------------

  For the year ended December 31, 1995, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $31,800 and CDSC on the redeemed shares of Classes B and C of approximately $56,900. Sales charges do not represent expenses of the Fund.

4. Investment Transactions

Aggregate purchases and cost of sales of investment securities, excluding short-term notes, for the year ended December 31, 1995 were $73,460,026 and $68,394,721, respectively.

5. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

 The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly.

  Summarized below are the specific types of derivative financial instruments used by the Fund.

A. Futures Contracts-- A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

  The fluctuation in market value of the contracts is settled daily through a cash margin account.

  Transactions in futures contracts, each with a par value of $100,000, for the year ended December 31, 1995, were as follows:

                                           Contracts
----------------------------------------------------
Outstanding at December 31, 1994.........       400
Futures Opened...........................       500
Futures Closed...........................      (900)
                                           ---------
Outstanding at December 31, 1995.........       -0-
                                           =========

22

                Notes to Financial Statements (Continued)

                        December 31, 1995
--------------------------------------------------------------------------------

B. Indexed Securities--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

  An Inverse Floating security is one where the coupon is inversely indexed to a short- term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

  An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (the "Service Plan," collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

  Annual fees under the Plans of up to .25% of Class A shares and 1.00% each of Class B and Class C shares are accrued daily. Included in these fees for the year ended December 31, 1995, are payments to VKAC of approximately $192,000.

23

                   Independent Auditors' Report
--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of the Van Kampen American Capital California Insured Tax Free Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital California Insured Tax Free Fund (the "Fund"), including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital California Insured Tax Free Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                        KPMG Peat Marwick LLP

Chicago, Illinois
February 6, 1996


24

           Funds Distributed by Van Kampen American Capital
--------------------------------------------------------------------------------


GLOBAL AND
INTERNATIONAL
  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund

EQUITY
Growth
  Emerging Growth Fund
  Enterprise Fund
  Pace Fund
Growth & Income
  Balanced Fund
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund

FIXED INCOME
  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Limited Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund
  Texas Tax Free Income Fund

THE GOVETT FUNDS
  Emerging Markets Fund
  Global Income Fund
  International Equity Fund
  Latin America Fund
  Pacific Strategy Fund
  Smaller Companies Fund

Ask your investment adviser for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

25


   Van Kampen American Capital California Insured Tax Free Fund
-------------------------------------------------------------------------------

Board of  Trustees

J. Miles Branagan

Linda Hutton Heagy

Roger Hilsman

R. Craig Kennedy

Dennis J. McDonnell*

Donald C. Miller - Chairman

Jack E. Nelson

Don G. Powell*

Jerome L. Robinson

Fernando Sisto

Wayne W. Whalen*

William Stewart Woodside



Officers

Don G. Powell*
President and Chief Executive Officer

Dennis J. McDonnell*
Executive Vice President

Ronald A. Nyberg*
Vice President and Secretary

Edward C. Wood III*
Vice President and Chief Financial Officer

Curtis W. Morell*
Vice President and Chief Accounting Officer

John L. Sullivan*
Treasurer

Tanya M. Loden*
Controller

William N. Brown*
Peter W. Hegel*
Robert C. Peck, Jr.*
Alan T. Sachtleben*
Paul R. Wolkenberg*
Vice Presidents


Investment Adviser

Van Kampen American Capital Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181


Distributor

Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181


Transfer Agent

ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256


Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105


Legal Counsel

Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive
Chicago, Illinois 60606


Independent Auditors

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

*"Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)Van Kampen American Capital Distributors, Inc., 1996 All rights reserved.

SM denotes a service mark of
Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

26

Table of Contents


Letter to Shareholders..................   1
Performance Results.....................   3
Performance Perspective.................   4
Portfolio Management Review.............   5
Portfolio of Investments................   7
Statement of Assets and Liabilities.....  20
Statement of Operations.................  21
Statement of Changes in Net Assets......  22
Financial Highlights....................  23
Notes to Financial Statements...........  26
Independent Auditors' Report............  32

MIF ANR 2/96

Letter to Shareholders

January 24, 1996

Dear Shareholder,

  For most investors, it would be hard to surpass the success enjoyed during 1995. The stock and bond markets achieved substantial gains, driven by a combination of continuing economic growth and low inflation. The strength of equity and fixed-income securities in 1995 was particularly impressive because it followed a year in which both markets declined. People who remained invested during 1995 generally shared in the growth of the markets, while investors who retreated after 1994's downturn may have missed out on the double-digit returns.

  The rebound in the markets last year reinforces the importance of maintaining a long-term perspective for your investments. While the environment for stocks and bonds remains positive, it is unlikely that 1996 will see a repeat of the markets' strong 1995 performance. However, over the long-term, stocks have outperformed virtually all other types of investments, and bonds have met the needs of investors who seek capital preservation and regular income.

[PHOTO]
Dennis J. McDonnell and Don G. Powell

Economic Overview

  The U.S. economy grew throughout 1995, though the rate of growth slowed toward year-end. The gross domestic product (the value of all goods and services produced in the United States) grew at an annual rate of more than 4.2 percent in the third quarter of 1995, but slowed to an estimated 2 to 3 percent in the fourth quarter, with retail and auto sales particularly sluggish. The slower growth rate eased concerns about a rise in inflation and allowed the Federal Reserve Board to lower short-term interest rates by a quarter-percentage point in late December. The reduction in rates during the latter half of 1995 is expected to help generate moderate economic growth in 1996, just as the Fed's raising of short-term rates in 1994 helped slow economic growth in 1995.

  The cut in short-term rates, combined with modest growth forecasts, was viewed by the financial markets as a positive event, pushing up both stock and bond prices. For the year ended December 31, 1995, the Standard & Poor's 500-Stock Index achieved a total return of 37.45 percent. The yield on 10-year Treasury notes was 5.57 percent on December 31, compared to 7.83 percent at the beginning of the year. Because bond prices and yields move in opposite directions, bond prices rose. Many observers expect the Fed to cut rates further if Congress and the President are able to reach an agreement on the federal budget, provided economic conditions justify further easing.

  With a low inflation, low interest rate environment, corporate earnings remained quite strong during the year, helping to push stocks to new highs. The strongest sectors were technology and finance, as these stocks benefited from the impact of the Internet, telecommunications deregulation and bank mergers. U.S. companies with global operations also did well, aided by a declining U.S. dollar.

Continued on page two

1

Economic Outlook

  Looking ahead, we are cautiously optimistic. We expect the economy to grow at a rate of 2 to 3 percent throughout 1996, with growth stronger in the second half of the year as the full impact of the Fed's rate cuts take effect. Lower rates will have the greatest impact on interest-sensitive industries, such as housing. Although inflation appears to be under control, there probably will be some cyclical upward pressure in 1996.


  The current economic conditions are ideal for stocks, especially those of smaller companies, because they tend to be affected less by economic cycles. The outlook for the fixed-income market---including municipal bonds--is positive, too. In the near-term, we believe domestic markets will benefit from a stable U.S. dollar and increased business activity driven in part by a number of recently announced strategic reorganizations of some of the nation's blue chip industry leaders.

  During recent months, debate over tax reform and the federal deficit has dominated the agenda in Washington. Now that we are in a presidential election year, tax reform likely will replace the budget battle as the top issue in Washington. There has been varied speculation about the impact tax reform could have on the economy and on various types of investments. We are following the tax reform debate very closely, and we will keep you updated on this issue throughout the year. See the winter issue of Your Portfolio for a detailed discussion of tax reform.

  On the following pages, you can read about your Fund's performance in 1995, as well as the portfolio management team's outlook for the Fund in the coming months. We hope that you will find this information helpful.

Corporate News

  As part of our commitment to helping you achieve your investment goals, Van Kampen American Capital strives to provide shareholders with the best service in the mutual fund industry. That is why we are especially pleased to have received the 1995 Quality Tested Service Seal, which is awarded annually by DALBAR, Inc., an independent research firm. The Seal, which symbolizes the achievement of the highest tier of service in the mutual fund industry, was awarded to American Capital annually from 1990 to 1994 and we are honored that the service provided by Van Kampen American Capital has achieved the same level of excellence.

Sincerely,


Don G. Powell                Dennis J. McDonnell
Chief Executive Officer      President
Van Kampen American Capital  Van Kampen American Capital
Investment Advisory Corp.    Investment Advisory Corp.

2

Performance Results for the Period Ended December 31, 1995
Van Kampen American Capital Municipal Income Fund

                                                  A Shares   B Shares   C Shares
Total Returns
One-year total return based on NAV<F1>........... 15.61%     14.74%     14.74%
One-year total return<F2>........................ 10.12%     10.74%     13.74%
Five-year average annual total return<F2>........  7.66%       N/A        N/A
Life-of-Fund average annual total return<F2>.....  7.55%      5.12%      3.99%
Commencement date................................ 08/01/90   08/24/92   08/13/93
Distribution Rates and Yield
Distribution rate<F3>............................  5.40%      4.94%      4.94%
Taxable-equivalent distribution rate<F4>.........  8.44%      7.72%      7.72%
SEC Yield<F5>....................................  4.61%      4.08%      4.08%
N/A = Not Applicable

<F1> Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

<F2> Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

<F3> Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

<F4> Taxable-equivalent calculations reflect a federal income tax rate of 36%.

<F5> SEC Yield is a standardized calculation prescribed by the Securities and
Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 30, 1995. Had certain expenses of the Fund not been assumed by VKAC, the SEC Yield would have been 4.60%, 4.07% and 4.07% for Classes A, B and C, respectively, and total returns would have been lower.

A portion of the interest income may be subject to the alternative minimum tax
(AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

3

Putting Your Fund's Performance in Perspective
--------------------------------------------------------------------------------

  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

* Illustrate the general market environment in which your investments are being managed

*  Reflect the impact of favorable market trends or difficult market conditions

* Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured


  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

[GRAPH]

Growth of a Hypothetical $10,000 Investment

Van Kampen American Capital Municipal Income Fund vs.
  Lehman Brothers Municipal Bond Index
  (August 1990 through December 1995)

Fund's Total Return
1 Year Avg. Annual    = 10.12%
5 Year Avg. Annual    =  7.66%
Inception Avg. Annual =  7.55%

                     VKAC                        Lehman Brothers
                     Municipal Income Fund       Municipal Bond Index

       01-Aug-90      9,525.70                   10,000.00
       31-Aug-90      9,445.50                    9,855.00
       28-Sep-90      9,453.80                    9,860.91
       31-Oct-90      9,489.20                   10,040.38
       30-Nov-90      9,673.60                   10,242.19
       31-Dec-90      9,770.70                   10,286.23
       31-Jan-91      9,868.40                   10,424.07
       28-Feb-91      9,973.70                   10,514.76
       28-Mar-91      9,996.30                   10,517.91
       30-Apr-91     10,151.80                   10,658.85
       31-May-91     10,301.30                   10,753.72
       28-Jun-91     10,303.00                   10,742.96
       31-Jul-91     10,475.80                   10,874.03
       30-Aug-91     10,604.90                   11,017.57
       30-Sep-91     10,770.90                   11,160.79
       31-Oct-91     10,865.20                   11,261.24
       30-Nov-91     10,931.00                   11,292.77
       31-Dec-91     11,136.70                   11,535.57
       31-Jan-92     11,203.20                   11,562.10
       29-Feb-92     11,218.10                   11,565.57
       31-Mar-92     11,300.30                   11,570.19
       30-Apr-92     11,417.70                   11,673.17
       31-May-92     11,566.00                   11,810.91
       30-Jun-92     11,768.30                   12,009.34
       31-Jul-92     12,247.30                   12,369.62
       31-Aug-92     11,959.50                   12,249.63
       30-Sep-92     12,018.40                   12,329.25
       31-Oct-92     11,828.50                   12,208.43
       30-Nov-92     12,068.00                   12,426.96
       31-Dec-92     12,215.50                   12,553.71
       31-Jan-93     12,324.10                   12,699.33
       28-Feb-93     12,818.30                   13,159.05
       31-Mar-93     12,702.10                   13,019.56
       30-Apr-93     12,833.60                   13,151.06
       31-May-93     12,933.10                   13,224.71
       30-Jun-93     13,123.30                   13,445.56
       31-Jul-93     13,121.60                   13,463.04
       31-Aug-93     13,376.60                   13,743.07
       30-Sep-93     13,508.10                   13,899.74
       31-Oct-93     13,539.80                   13,926.15
       30-Nov-93     13,361.80                   13,803.60
       31-Dec-93     13,706.10                   14,094.86
       31-Jan-94     13,861.70                   14,255.54
       28-Feb-94     13,498.30                   13,886.32
       31-Mar-94     12,765.20                   13,321.15
       29-Apr-94     12,794.00                   13,434.38
       31-May-94     13,004.40                   13,551.26
       30-Jun-94     12,929.30                   13,468.59
       29-Jul-94     13,106.90                   13,715.07
       31-Aug-94     13,153.80                   13,763.07
       30-Sep-94     12,980.50                   13,560.75
       31-Oct-94     12,770.90                   13,319.37
       30-Nov-94     12,489.00                   13,078.29
       31-Dec-94     12,832.30                   13,366.01
       31-Jan-95     13,213.40                   13,748.28
       28-Feb-95     13,596.40                   14,148.36
       31-Mar-95     13,735.90                   14,311.06
       30-Apr-95     13,666.00                   14,328.24
       31-May-95     13,935.30                   14,785.31
       30-Jun-95     13,855.50                   14,656.68
       31-Jul-95     13,886.60                   14,795.91
       31-Aug-95     14,076.10                   14,983.82
       30-Sep-95     14,135.60                   15,078.22
       31-Oct-95     14,336.40                   15,296.85
       30-Nov-95     14,613.70                   15,550.78
       31-Dec-95     14,835.50                   15,700.07


The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions for the period ended December 31, 1995, and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

4

Portfolio Management Review
--------------------------------------------------------------------------------

Van Kampen American Capital Municipal Income Fund

We recently spoke with the management team of the Van Kampen American Capital Municipal Income Fund about the key events and economic forces which shaped the markets during the past fiscal year. The team includes David C. Johnson, portfolio manager, and Peter W. Hegel, executive vice president for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the twelve-month period ended December 31, 1995.

Q: What were some of the important events or market conditions that had an impact on the Fund's performance during 1995?

A: The bond market in general was quite strong in 1995, and municipal securities, of course, participated in the year's rally. Clearly, the environment for investing in fixed-income securities was extremely favorable across the board.

  Inflation continued to remain in check, with rates hovering around the 2 percent range, while the economy grew at a fairly steady but modest pace. As a result, the Federal Reserve Board lowered its key lending rate (the federal funds rate) by one quarter percentage point in July of 1995 and again, by one-quarter of a percentage point, in December. Naturally, bond prices were driven higher as rates trended downward over the course of the year (bond prices go up when rates go down, and vice versa).

  Another factor that had been priced into the municipal market late in the year was the expectation that a federal budget agreement was inevitable. The market anticipated a positive budget compromise, and reacted accordingly. Even though the possibility of tax reform weighed on the market to some extent, the belief that progress on the federal budget deficit would be made helped to bolster municipal bonds, especially at the longer end of the maturity spectrum.

Q: How was the Fund positioned to take advantage of market conditions?

A: Van Kampen American Capital Municipal Bond Fund was merged into the Van Kampen American Capital Municipal Income Fund earlier this year. The merger of the two Funds went smoothly and did not significantly change the structure of the portfolio.

  In response to market challenges, the Fund maintained its portfolio and sought to remain well diversified by sector concentration and rating distribution. As of December 31, 1995, approximately 40 percent of total assets were rated AAA by Standard & Poor's Ratings Group (their highest rating), while 20 percent were non-rated securities.

  Our strong internal credit research team includes six analysts who focus on the high-yield sector, to help find the highest relative value available in the market on lower-rated or non-rated issues. From a sector concentration perspective, the Fund has exposure to eighteen different sectors---the largest being health care (20.6 percent as of December 31, 1995). We have analysts dedicated to researching the health care industry, and our proprietary research database contains detailed financial information on hundreds of hospitals and health care facilities across the nation.

[PIE CHART]
Portfolio Composition as of December 31, 1995

Health Care                   20.6%
Other*                        19.6%
Industrial Revenue            10.5%
Single Family Housing          7.2%
Transportation                 7.0%
General Purpose                6.9%
Water & Sewer                  6.5%
Wholesale Electric             6.0%
Retail/Electric/Gas/Telephone  5.3%
Higher Education               5.2%
Tax District                   5.2%

*Other represents 8 sectors, each of which are less than 4%

5

Q: How well did the Fund perform under these conditions?

A: The Fund responded well to the market over the previous year, and turned in a solid performance. The Fund's Class A share net asset value increased over the course of 1995, closing the year at $15.55 per share, up from $14.26 per share at the beginning of the year. Over the twelve-month period ended December
31, 1995, Class A share total return at net asset value, was 15.61 percent<F1>, compared to the total return of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index, which was 17.46 percent for the same period.

  The Fund's Class A share distribution rate stood at 5.40 percent<F3> as of December 31, 1995, representing an attractive level of tax-exempt income. For an investor in the 36 percent federal income tax bracket, that's the equivalent of earning 8.44 percent<F4> on a taxable investment. (Please refer to the chart on page three for additional Fund performance results.)

Q: What is your outlook for the Fund and the market in the months ahead?

A: We're confident that the investment environment will remain positive for fixed-income securities in the near-term. Inflation appears to be under control and the economy shows no signs of overheating.

  We anticipate the Fed will continue its accomodative monetary policy and reduce the fed funds rate further during the first half of 1996. Based on the historically high level of real interest rates (market rates less the inflation rate), there seems to be room for short-term interest rates to trend lower, which is a good sign for long-term rates as well.

  We expect the supply of new municipal issues to be somewhat low in 1996, but refunding activity should be high as the lower interest rate environment makes it more attractive for municipalities to retire their higher-yielding outstanding issues.

  In general, conditions appear positive for the continuation of a favorable environment in which to invest in fixed-income securities.

Peter W. Hegel                      David C. Johnson
Executive Vice President            Portfolio Manager
Fixed Income Investments

Please see footnotes on page three

6

Portfolio of Investments
December 31, 1995
---------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)    Description                                                                Coupon Maturity Market Value
---------------------------------------------------------------------------------------------------------------------
         Municipal Bonds
         Alabama 2.1%
$  2,805 Alabama Higher Edl Ln Corp (FSA Insd) ...................................  6.000% 09/01/07 $       2,953,889
   2,100 Alabama St Indl Dev Auth Rev (Var Rate Cpn) .............................  7.500  09/15/11         2,131,122
   3,000 Alabama Wtr Pollutn Ctl Auth Revolving Fund Ln Ser A (AMBAC Insd) .......  6.750  08/15/17         3,408,150
   5,055 Bay Minette, AL Indl Dev Brd Indl Dev Rev Coltec Inds Inc Rfdg <F3> .....  6.500  02/15/09         5,166,918
   2,000 Birmingham-Carraway, AL Methodist Hlth Sys Ser A (Connie Lee Insd) ......  5.875  08/15/25         2,062,780
     700 Citronelle, AL Util Brd Wtr Swr & Gas Rev (Prerefunded @ 05/01/97) ......  9.000  05/01/13           729,505
   1,050 IDB of the City of Bessemer, AL Rohn Inc Ser 91A (Var Rate Cpn) .........  9.000  09/15/01         1,141,224
   1,750 IDB of the City of Bessemer, AL Rohn Inc Ser 91A (Var Rate Cpn) .........  9.500  09/15/11         2,106,615
   2,045 Jefferson Cnty, AL Brd Edl Cap Outlay Sch (AMBAC Insd) ..................  5.875  02/15/20         2,123,835
   1,000 Mobile, AL Indl Dev Brd Solid Waste Disp Rev Mobile Energy Svcs Co Proj
         Rfdg ....................................................................  6.950  01/01/20         1,059,180
                                                                                                    -----------------
                                                                                                           22,883,218
                                                                                                    -----------------
          Alaska 0.8%
   2,500 Alaska Energy Auth Pwr Rev First Ser Bradley Lake Proj (BIGI Insd) ......   6.250 07/01/21         2,568,250
   4,500 Alaska St Hsg Fin Corp Ser A (MBIA Insd) ................................   5.875 12/01/24         4,536,225
   1,000 Valdez, AK Marine Term Rev Sohio Pipeline Rfdg ..........................   7.125 12/01/25         1,106,650
                                                                                                    -----------------
                                                                                                            8,211,125
                                                                                                    -----------------
         Arizona 1.7%
   1,000 Maricopa Cnty, AZ Indl Dev Auth Indl Dev Rev Borden Inc Proj ............   5.040 10/01/12         1,008,070
   1,000 Maricopa Cnty, AZ Indl Dev Auth Multi-Family Hsg Rev Rfdg ...............   6.500 07/01/09         1,050,480
   1,000 Pima Cnty, AZ Indl Dev Auth Single Family Mtg Rev (GNMA Collateralized)..   6.625 11/01/14         1,050,680
   5,220 Pinal Cnty, AZ Sch Dist No 8 Mammoth Ser A ..............................   9.500 07/01/10         6,354,358
     500 Scottsdale, AZ Indl Dev Auth Rev Mtg Westminster Village A ..............   8.250 06/01/15           538,745
     500 Tempe, AZ Indl Dev Auth Indl Dev Rev Ser A ..............................   6.750 12/01/13           510,100
   7,000 Tucson, AZ Arpt Auth Inc Spl Fac Rev Lockheed Aermod Cent Inc ...........   8.700 09/01/19         8,122,870
                                                                                                    -----------------
                                                                                                           18,635,303
                                                                                                    -----------------
         Arkansas 0.6%
   5,470 Dogwood Addition PRD Muni Ppty Owners Multi-Purp Impt Dist No 8 AR Impt
         Ser A <F4> ..............................................................   9.750 07/01/12         3,440,630
   5,470 Dogwood Addition PRD Muni Ppty Owners Multi-Purp Impt Dist No 8 AR Impt
         Ser B <F4> ..............................................................   9.750 07/01/12         3,440,630
                                                                                                    -----------------
                                                                                                            6,881,260
                                                                                                    -----------------
         California 9.4%
   6,750 California Edl Fac Auth Rev College of Osteopathic Med Pacific
         (Prerefunded @ 06/01/03) ................................................   7.500 06/01/18         7,711,335
   2,880 California Edl Fac Auth Rev Univ of La Verne ............................   6.300 04/01/09         2,976,480
   4,980 California Hlth Fac Fin Auth Rev Kaiser Permanente Med Cent .............   5.450 10/01/13         4,904,404
  11,175 California Pollutn Ctl Fin Auth Pollutn Ctl Rev Pacific Gas & Elec Co
         Ser B (MBIA Insd) .......................................................   5.850 12/01/23        11,423,308
   2,000 California St Pub Wks Brd Lease Rev Dept of Justice Bldg Ser A (FSA
         Insd) ...................................................................   5.800 05/01/15         2,078,200
   2,000 California Statewide Cmntys Dev Auth Rev Ctfs Partn Sisters Charity .....   4.875 12/01/10         1,914,000
   2,000 Compton, CA Ctfs Partn Ser B ............................................   7.500 08/01/15         2,139,760
   4,285 Delano, CA Ctfs Partn Ser A .............................................   9.250 01/01/22         4,932,464
   1,000 El Centro, CA Ctfs Partn ................................................   7.000 06/01/19         1,009,720
   2,660 Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC Insd) ...................       * 09/01/10         1,146,141
   5,875 Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC Insd) ...................       * 09/01/11         2,357,696
   3,890 Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC Insd) ...................       * 09/01/13         1,366,868
   5,430 Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC Insd) ...................       * 09/01/14         1,780,388
     975 Fairfield, CA Hsg Auth Mtg Rev Creekside Estates Proj Rfdg ..............   7.875 02/01/15         1,015,882
  38,000 Foothill/Eastern Tran Agy Cap Apprec Sr Lien Ser A ......................       * 01/01/27         5,388,780
  43,860 Foothill/Eastern Tran Corridor Agy CA Toll Road Rev Sr Lien Ser A .......       * 01/01/25         7,054,881

See Notes to Financial Statements

7

Portfolio of Investments (Continued)
December 31, 1995
---------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                               Coupon  Maturity Market Value
---------------------------------------------------------------------------------------------------------------------
          California (Continued)
$  75,145 Foothill/Eastern Tran Corridor Agy CA Toll Road Rev Sr Lien Ser A .......      *% 01/01/29 $      9,394,628
    1,000 Los Angeles, CA Cmnty Redev Agy Cmnty Redev Fin Auth Rev Grand Cent Sq
          Ser A ...................................................................  5.850  12/01/26          918,730
    1,000 Los Angeles, CA Cmnty Redev Agy Cmnty Redev Fin Auth Rev Grand Cent Sq
          Ser A ...................................................................  5.900  12/01/26          959,540
    2,000 Los Angeles, CA Regional Arpts Impt Corp Lease Rev Fac Sublease West .... 11.250  11/01/25        2,062,180
    1,000 Madera Cnty, CA Ctfs Partn Vly Children's Hosp (MBIA Insd) ..............  6.125  03/15/23        1,058,990
    1,500 Madera Cnty, CA Ctfs Partn Vly Children's Hosp (MBIA Insd) ..............  5.750  03/15/28        1,534,080
    1,100 Monterey, CA Regl Wastewater Fin Auth Wastewater Contract Rev (FSA
          Insd) ...................................................................      *  06/01/05          692,824
      900 Monterey, CA Regl Wastewater Fin Auth Wastewater Contract Rev (FSA
          Insd) ...................................................................      *  06/01/10          408,078
      800 Monterey, CA Regl Wastewater Fin Auth Wastewater Contract Rev (FSA
          Insd) ...................................................................      *  06/01/11          340,816
      700 Monterey, CA Regl Wastewater Fin Auth Wastewater Contract Rev (FSA
          Insd) ...................................................................      *  06/01/12          282,163
      700 Monterey, CA Regl Wastewater Fin Auth Wastewater Contract Rev (FSA
          Insd) ...................................................................      *  06/01/13          266,525
      700 Monterey, CA Regl Wastewater Fin Auth Wastewater Contract Rev (FSA
          Insd) ...................................................................      *  06/01/14          251,251
      500 Norco, CA Swr & Wtr Rev Rfdg ............................................  6.700  10/01/13          507,390
      500 Norco, CA Swr & Wtr Rev Rfdg ............................................  7.200  10/01/19          521,405
      300 Northern CA Pwr Agy Pub Pwr Rev Geothermal Proj No 3 Ser A ..............  5.000  07/01/09          292,809
    3,200 Orange Cnty, CA Cmnty Fac Dist Spl Tax No 88-1 Aliso Viejo Ser A
          (Prerefunded @ 08/15/02) ................................................  7.350  08/15/18        3,801,632
    4,000 Riverside Cnty, CA Ctfs Partn Air Force Village West Inc A ..............  8.125  06/15/20        4,241,600
    6,030 San Bernardino Cnty, CA Ctfs Partn Med Cent Fin Proj Ser A (MBIA Insd)...  5.500  08/01/15        6,026,080
    2,625 San Francisco, CA City & Cnty Arpts Comm Intl Arpt Rev 2nd Ser Issue 8A
          (FGIC Insd) .............................................................  6.250  05/01/20        2,781,791
      950 San Jose, CA Fin Auth Rev Reassmt Ser C Rfdg ............................  7.000  09/02/15          968,953
    2,000 Shasta, CA Jt Pwrs Fin Auth Lease Rev Justice Cent Proj Ser A Rfdg ......  5.900  09/01/14        1,989,740
    5,000 Victor, CA Elem Sch Dist Cap Apprec Ser A (MBIA Insd) ...................      *  06/01/20        1,309,150
                                                                                                     ----------------
                                                                                                           99,810,662
                                                                                                     ----------------
          Colorado 6.6%
    2,840 Adams Cnty, CO Single Family Mtg Rev Ser A ..............................   8.875 08/01/10        3,966,287
    3,985 Adams Cnty, CO Single Family Mtg Rev Ser A <F3> .........................   8.875 08/01/12        5,683,367
   13,500 Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev E-470 Proj Ser C ..........       * 08/31/15        3,503,115
   29,000 Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev E-470 Proj Ser C ..........       * 08/31/26        3,198,990
    1,330 Arapahoe Cnty, CO Single Family Mtg Rev Ser A (GNMA Collateralized) .....   8.375 08/01/19        1,398,296
      500 Berry Creek Metro Dist CO ...............................................   8.250 12/01/11          559,795
      500 Boulder Cnty, CO Indl Dev Rev Boulder Med Cent Proj .....................   8.875 01/01/17          521,800
    1,000 Bowles Metro Dist CO <F2> ...............................................   7.750 12/01/15          996,990
      500 Colorado Hlth Fac Auth Rev Cleo Wallace Cent Proj .......................   7.000 08/01/15          515,655
    3,400 Colorado Hlth Fac Auth Rev Hosp North CO Med Cent (MBIA Insd) ...........   6.000 05/15/20        3,552,150
    1,500 Colorado Hlth Fac Auth Rev PSL Hlth Sys Proj Ser A (FSA Insd) ...........   6.250 02/15/21        1,661,745
      800 Colorado Hlth Fac Auth Rev Rocky Mtn Adventist Rfdg .....................   6.625 02/01/13          821,064
    1,000 Colorado Hlth Fac Auth Rev Vail Vly Med Cent Proj Ser A .................   6.500 01/15/13        1,040,740
    2,000 Denver, CO City & Cnty Arpt Rev Ser A ...................................   7.000 11/15/99        2,143,640
    8,550 Denver, CO City & Cnty Arpt Rev Ser A ...................................   8.500 11/15/23        9,798,386
    5,000 Denver, CO City & Cnty Arpt Rev Ser A ...................................   8.000 11/15/25        5,612,700
    5,000 Denver, CO City & Cnty Arpt Rev Ser C (MBIA Insd) .......................   5.600 11/15/25        5,006,100
    1,000 Dove Vly Metro Dist CO Arapahoe Cnty ....................................   9.500 12/01/08        1,025,430
    1,000 Edgewater, CO Redev Auth Tax Increment Rev ..............................   6.750 12/01/08        1,084,180

See Notes to Financial Statements

8

Portfolio of Investments (Continued)
December 31, 1995
------------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                   Coupon    Maturity  Market Value
------------------------------------------------------------------------------------------------------------------------
          Colorado (Continued)
$  3,690  Jefferson Cnty, CO Residential Mtg Rev .....................................   11.500%  09/01/12  $  6,275,251
   5,000  Meridian Metro Dist CO Peninsular & Oriental Steam Navig Co Rfdg ...........    7.500   12/01/11     5,435,300
     630  Mountain Village Metro Dist CO San Miguel Cnty .............................    7.950   12/01/03       700,251
     500  Mountain Village Metro Dist CO San Miguel Cnty .............................    8.100   12/01/11       563,110
   5,000  University of CO Hosp Auth Hosp Rev Ser A (AMBAC Insd) .....................    6.400   11/15/22     5,384,450
                                                                                                            ------------
                                                                                                              70,448,792
                                                                                                            ------------
          Connecticut 0.5%
   5,005  Connecticut St Hlth & Edl Fac Auth Rev Nursing Home
          Pgm AHF/Hartford ...........................................................     7.125  11/01/14     5,784,529
                                                                                                            ------------
          Delaware 0.2%
   2,000  Delaware St Econ Dev Auth Rev Osteopathic Hosp Assoc Delaware A ............     6.900  01/01/18     1,951,440
                                                                                                            ------------
          District of Columbia  0.2%
   2,500  District of Columbia Rev Natl Pub Radio ....................................     7.700  01/01/23     2,661,775
                                                                                                            ------------
          Florida  5.2%
     500  Atlantic Beach, FL Rev Fleet Landing Proj Ser A Rfdg & Impt ................     7.500  10/01/02       537,360
     500  Atlantic Beach, FL Rev Fleet Landing Proj Ser A Rfdg & Impt ................     7.875  10/01/08       559,035
   1,000  Broward Cnty, FL Edl Fac Auth Rev Rfdg (Prerefunded @ 04/01/99) ............     8.500  04/01/10     1,150,240
   1,700  Broward Cnty, FL Res Recovery Rev ..........................................     7.950  12/01/08     1,925,386
   2,220  Broward Cnty, FL Res Recovery Rev ..........................................     7.950  12/01/08     2,514,328
   1,000  Charlotte Cnty, FL Hosp Rev Bon Secours Hlth St. Joseph Ser A (Prerefunded
          @ 08/15/98) ................................................................     8.250  08/15/18     1,124,300
   4,000  Collier Cnty, FL Indl Dev Auth Indl Dev Rev Rfdg <F2> ......................     6.500  10/01/25     3,899,880
  24,000  Dade Cnty, FL Gtd Entitlement Rev Cap Apprec Ser A Rfdg (MBIA Insd) ........         *  02/01/18     6,745,440
   2,000  Dade Cnty, FL Prof Sports Franchise Fac Tax Rev (MBIA Insd) ................         *  10/01/24       437,100
     560  Florida St Brd Edl Cap Outlay Pub Edl Ser A Rfdg ...........................     7.250  06/01/23       632,593
     590  Florida St Brd Edl Cap Outlay Pub Edl Ser A Rfdg (Prerefunded @ 06/01/00)...     7.250  06/01/23       674,565
   1,900  Florida St Brd Edl Cap Outlay Pub Edl Ser C (MBIA Insd) ....................     5.600  06/01/20     1,926,106
   5,000  Florida St Div Bond Fin Dept Genl Svcs Rev Environmental Preservation 2000
          Ser A (MBIA Insd) ..........................................................     4.750  07/01/10     4,844,550
   2,255  Greater Orlando Aviation Auth Orlando FL Arpt Fac Rev ......................     8.375  10/01/16     2,522,781
     245  Greater Orlando Aviation Auth Orlando FL Arpt Fac Rev (Prerefunded @
          10/01/98) ..................................................................     8.375  10/01/16       276,730
     335  Largo, FL Sun Coast Hlth Sys Rev Hosp Rfdg .................................     5.750  03/01/02       335,365
   2,875  Martin Cnty, FL Indl Dev Auth Indl Dev Rev Indiantown Cogeneration Proj A
          Rfdg .......................................................................     7.875  12/15/25     3,314,041
   1,000  Orange Cnty, FL Hlth Fac Auth Rev Hosp Adventist Hlth Sys (AMBAC Insd) .....     5.250  11/15/20       984,240
   1,000  Orange Cnty, FL Tourist Dev Tax Rev (AMBAC Insd) ...........................     6.000  10/01/16     1,031,740
   5,040  Pinellas Cnty, FL Hlth Fac Auth Sun Coast Hlth Sys Rev Sun Coast Hosp Ser A
          (Prerefunded @ 03/01/00) ...................................................     8.500  03/01/20     5,956,474
   1,000  Saint Petersburg, FL Hlth Fac Auth Rev (Prerefunded @ 12/01/99) ............     7.750  12/01/15     1,152,350
   4,000  Sarasota Cnty, FL Hlth Fac Auth Hlth Fac Sunnyside Pptys <F2> ..............     6.700  07/01/25     3,831,920
   4,265  Sarasota Cnty, FL Hlth Fac Auth Rev Hlthcare Kobernick/Meadow Park .........    10.000  07/01/22     5,539,339
   3,000  South Miami, FL Hlth Fac Baptist Hlth Sys Oblig Group Rfdg (MBIA Insd) .....     5.500  10/01/20     3,006,150
     670  Tampa, FL Cap Impt Pgm Rev Ser A ...........................................     8.250  10/01/18       735,908
                                                                                                            ------------
                                                                                                              55,657,921
                                                                                                            ------------
          Georgia   1.3%
   3,000  Atlanta, GA Arpt Fac Rev ...................................................     6.250  01/01/21     3,123,150
   1,000  Burke Cnty, GA Dev Auth Pollutn Ctl Rev ....................................     9.375  12/01/17     1,103,390
   2,813  Cobb Cnty, GA Dev Auth Rev Grantor Tr Ctfs Franklin Forest Ser A ...........     8.000  06/01/22     2,875,725
     850  Georgia Muni Elec Auth Pwr Rev Ser A .......................................     6.000  01/01/20       850,145
   1,250  Georgia Muni Elec Auth Pwr Rev Ser O .......................................     8.125  01/01/17     1,362,500
   1,750  Georgia Muni Elec Auth Pwr Rev Ser Q .......................................     8.375  01/01/16     1,915,812

9  See Notes to Financial Statements

Portfolio of Investments (Continued)
December 31, 1995
-----------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                   Coupon   Maturity  Market Value
-----------------------------------------------------------------------------------------------------------------------
          Georgia (Continued)
$  1,500  Muni Elec Auth Georgia Spl Oblig (MBIA Insd) ...............................   6.500%  01/01/20  $  1,757,625
     500  Rockdale Cnty, GA Dev Auth Solid Waste Disposal Rev ........................   7.500   01/01/26       519,590
                                                                                                           ------------
                                                                                                             13,507,937
                                                                                                           ------------
          Hawaii 2.5%
   4,055  Hawaii St Arpts Sys Rev Ser 1993 (MBIA Insd) <F3> ..........................    6.350  07/01/07     4,524,447
  14,100  Hawaii St Dept Budget & Fin Spl Purp Rev Hawaiian Elec Co (MBIA Insd) ......    6.550  12/01/22    15,293,001
     220  Hawaii St Dept Tran Spl Fac Rev Continental Airls Inc ......................    9.600  06/01/08       237,514
   2,350  Hawaii St Dept Tran Spl Fac Rev Continental Airls Inc ......................    9.700  06/01/20     2,538,400
   1,475  Hawaii St Harbor Cap Impt Rev (FGIC Insd) ..................................    6.350  07/01/07     1,650,732
   1,560  Hawaii St Harbor Cap Impt Rev (FGIC Insd) ..................................    6.400  07/01/08     1,760,288
     500  Hawaii St Harbor Cap Impt Rev (MBIA Insd) ..................................    7.000  07/01/17       548,860
                                                                                                           ------------
                                                                                                             26,553,242
                                                                                                           ------------
          Illinois 9.2%
   4,500  Bedford Park, IL Tax Increment Rev Sr Lien Bedford City Sq Proj <F3> .......    9.250  02/01/12     5,066,145
   1,350  Bridgeview, IL Tax Increment Rev Rfdg ......................................    9.000  01/01/11     1,471,136
   7,000  Broadview, IL Tax Increment Rev Sr Lien <F3> ...............................    8.250  07/01/13     7,661,010
   1,000  Chicago, IL Gas Supply Rev Ser A ...........................................    8.100  05/01/20     1,138,140
   1,000  Chicago, IL Metro Wtr Reclamation Dist Gtr Chicago .........................    7.000  01/01/11     1,200,500
   1,000  Chicago, IL O'Hare Intl Arpt Rev Ser A .....................................    6.000  01/01/18     1,014,310
   1,000  Chicago, IL O'Hare Intl Arpt Rev Ser B (MBIA Insd) .........................    6.000  01/01/18     1,017,870
   4,000  Chicago, IL O'Hare Intl Arpt Spl Fac Rev United Airls Inc ..................    8.500  05/01/18     4,462,840
     405  Chicago, IL O'Hare Intl Arpt Spl Fac Rev United Airls Inc Ser A ............    8.400  05/01/18       446,407
   5,035  Chicago, IL O'Hare Intl Arpt Spl Fac Rev United Airls Inc Ser B ............    8.950  05/01/18     5,786,625
   1,000  Cook Cnty, IL Cmnty College Dist No 508 Chicago Ctfs Partn (FGIC Insd) .....    8.750  01/01/07     1,323,000
   1,700  Cook Cnty, IL Cmnty High Sch Dist No 233 Homewood & Flossmor Ser B (FGIC
          Insd) ......................................................................        *  12/01/08       875,806
   1,700  Cook Cnty, IL Cmnty High Sch Dist No 233 Homewood & Flossmor Ser B (FGIC
          Insd) ......................................................................        *  12/01/09       825,129
   1,665  Cook Cnty, IL Cmnty High Sch Dist No 233 Homewood & Flossmor Ser B (FGIC
          Insd) ......................................................................        *  12/01/10       756,176
   1,690  Cook Cnty, IL Cmnty High Sch Dist No 233 Homewood & Flossmor Ser B (FGIC
          Insd) ......................................................................        *  12/01/11       722,374
   1,700  Cook Cnty, IL Cmnty High Sch Dist No 233 Homewood & Flossmor Ser B (FGIC
          Insd) ......................................................................        *  12/01/12       688,874
   1,000  Crestwood, IL Tax Increment Rev Rfdg .......................................    7.250  12/01/08     1,031,210
     910  Hanover Park, IL Rev First Mtg Winsdor Park Manor Proj .....................    9.250  12/01/07       994,657
   1,300  Hodgkins, IL Tax Increment .................................................    9.500  12/01/09     1,532,115
   3,500  Hodgkins, IL Tax Increment (Prerefunded @ 12/01/01) ........................    9.500  12/01/09     4,446,855
   1,500  Hodgkins, IL Tax Increment Rev Ser A Rfdg ..................................    7.625  12/01/13     1,569,645
   1,500  Huntley, IL Increment Alloc <F2> ...........................................    8.500  12/01/15     1,500,000
   1,000  Illinois Dev Fin Auth Elderly Hsg Rev Libertyville Twrs A ..................    6.500  09/01/09     1,041,390
   1,600  Illinois Edl Fac Auth Rev Chicago Zoological Society Ser A .................    6.100  12/15/16     1,620,832
   1,000  Illinois Edl Fac Auth Rev Lake Forest College (FSA Insd) ...................    6.750  10/01/21     1,096,530
   1,000  Illinois Edl Fac Auth Rev Northwestern Univ Ser 1985 (Prerefunded @
          12/01/01) ..................................................................    6.900  12/01/21     1,150,730
   4,100  Illinois Hlth Fac Auth Rev Fairview Oblig Group Proj A (Prerefunded @
          10/01/02) ..................................................................    9.500  10/01/22     5,296,954
   2,000  Illinois Hlth Fac Auth Rev Fairview Oblig Group Proj B .....................    9.000  10/01/22     2,529,840
   2,500  Illinois Hlth Fac Auth Rev Fairview Oblig Group Ser A Rfdg .................    7.400  08/15/23     2,488,025
     545  Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser D .........................    9.500  11/15/15       647,792
     425  Illinois Hlth Fac Auth Rev Glenoaks Med Cent Ser D (Prerefunded @ 11/15/00).    9.500  11/15/15       530,859

10  See Notes to Financial Statements

Portfolio of Investments (Continued)
December 31, 1995
----------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                  Coupon   Maturity  Market Value
----------------------------------------------------------------------------------------------------------------------
          Illinois (Continued)
$  1,000  Illinois Hlth Fac Auth Rev IL Masonic Med Cent Ser B (Prerefunded @
          10/01/99) .................................................................   7.700%  10/01/19  $  1,143,090
   1,000  Illinois Hlth Fac Auth Rev Mem Hosp .......................................   7.250   05/01/22     1,053,490
     500  Illinois Hlth Fac Auth Rev Mercy Cent for Hlth Care Serv ..................   6.625   10/01/12       518,915
   4,000  Illinois Hlth Fac Auth Rev Mt Sinai Hosp Med Cent Chicago Ser A ...........  10.250   02/01/13     3,999,920
   1,000  Illinois Hlth Fac Auth Rev Northwestern Mem Hosp ..........................   6.750   08/15/11     1,079,250
   2,600  Illinois Hlth Fac Auth Rev United Med Cent (Prerefunded @ 07/01/03) .......   8.375   07/01/12     3,218,878
   6,100  Illinois Hsg Dev Auth Residential Mtg Rev (Inverse Fltg) ..................   9.177   02/13/18     6,793,875
   1,250  Mill Creek Wtr Reclamation Dist IL Sew Rev ................................   8.000   03/01/10     1,282,225
     750  Mill Creek Wtr Reclamation Dist IL Wtrwrks Rev ............................   8.000   03/01/10       769,335
   2,800  Regional Tran Auth IL Ser A (AMBAC Insd) ..................................   8.000   06/01/17     3,776,556
   7,000  Robbins, IL Res Recovery Rev Robbins Res Recovery Partners Ser A ..........   9.250   10/15/14     7,641,690
     865  Round Lake Beach, IL Tax Increment Rev Rfdg ...............................   7.200   12/01/04       906,641
     500  Round Lake Beach, IL Tax Increment Rev Rfdg ...............................   7.500   12/01/13       523,560
   1,665  Saint Charles, IL Indl Dev Rev Tri City Proj ..............................   7.500   11/01/13     1,723,258
   1,490  Southern IL Univ Rev Hsg & Aux Fac Sys Ser A (MBIA Insd) ..................   5.800   04/01/10     1,554,547
                                                                                                          ------------
                                                                                                            97,919,006
                                                                                                          ------------
          Indiana 1.1%
   2,750  Elkhart Cnty, IN Hosp Auth Rev Elkhart Genl Hosp Inc ......................   7.000   07/01/12     3,012,460
   2,000  Indiana Tran Fin Auth Arpt Fac Lease Rev Ser A United Airls ...............   6.250   11/01/16     2,071,860
   1,000  Indianapolis, IN Loc Pub Impt Bond Bank Ser A .............................   6.000   02/01/20     1,017,850
     550  Indianapolis, IN Loc Pub Impt Bond Bank Ser D .............................   6.750   02/01/14       630,107
     450  Indianapolis, IN Loc Pub Impt Bond Bank Ser D .............................   6.500   02/01/22       460,116
   1,000  Marion Cnty, IN Hosp Auth Hosp Fac Rev ....................................   6.500   09/01/13     1,061,670
   1,500  Saint Joseph Cnty, IN Hosp Auth Hosp Fac Rev Mem Hosp South B (MBIA Insd)..   6.250   08/15/22     1,589,160
   1,500  Wells Cnty, IN Hosp Auth Rev ..............................................   8.500   04/15/03     1,615,050
                                                                                                          ------------
                                                                                                            11,458,273
                                                                                                          ------------
          Iowa 0.5%
  24,475  Iowa Hsg Fin Auth Single Family Hsg Rev 1984 Ser A (AMBAC Insd) ...........        *  09/01/16     2,411,766
   3,000  Muscatine, IA Elec Rev Rfdg ...............................................    5.000  01/01/08     2,985,270
     145  Pocahontas, IA Indl Dev Rev Intl Harvester Co .............................   10.250  10/01/00       146,962
                                                                                                          ------------
                                                                                                             5,543,998
                                                                                                          ------------
          Kansas 0.2%
   1,000  Burlington, KS Pollutn Ctl Rev KS Gas & Elec Co Proj Rfdg (MBIA Insd) .....    7.000  06/01/31     1,133,990
   1,000  Newton, KS Hosp Rev Newton Hlthcare Corp Ser A ............................    7.750  11/15/24     1,066,540
                                                                                                          ------------
                                                                                                             2,200,530
                                                                                                          ------------
          Kentucky 2.3%
   1,000  Bowling Green, KY Indl Dev Rev Coltec Inds Inc Rfdg .......................    6.550  03/01/09     1,040,550
   2,800  Elizabethtown, KY Indl Dev Rev Coltec Inds Inc ............................    9.875  10/01/10     2,854,348
  10,950  Jefferson Cnty, KY Cap Projs Corp Rev Muni Multi-Lease Ser A ..............        *  08/15/14     3,136,737
   4,000  Jefferson Cnty, KY Hosp Rev Alliant Hlth Sys Proj (Inverse Fltg) (MBIA
          Insd) .....................................................................    8.394  10/01/08     4,710,000
   1,250  Kentucky Econ Dev Fin Auth Med Cent Rev Ashland Hosp Corp Ser A Rfdg &
          Impt (FSA Insd) ...........................................................    6.125  02/01/12     1,331,437
   1,995  Kentucky Hsg Corp Hsg Rev Ser D (FHA/VA Gtd) ..............................    7.450  01/01/23     2,115,498
   8,000  Kentucky St Tpk Auth Res Recovery Road Rev Ser A ..........................    5.000  07/01/08     7,981,600
   1,000  Kentucky St Tpk Auth Toll Road Rev Ser A ..................................    5.500  07/01/07     1,002,140
                                                                                                          ------------
                                                                                                            24,172,310
                                                                                                          ------------


11  See Notes to Financial Statements

Portfolio of Investments (Continued)
December 31, 1995
--------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                Coupon   Maturity  Market Value
--------------------------------------------------------------------------------------------------------------------
          Louisiana 1.2%
$  1,000  Hodge, LA Util Rev ......................................................   9.000%  03/01/10  $  1,115,740
   1,990  Lafayette, LA Econ Dev Auth Indl Dev Rev Advanced Polymer Proj Ser 1985..  10.000   11/15/04     2,769,523
   1,000  Lake Charles, LA Harbor & Terminal Dist Port Fac Rev Trunkline Rfdg .....   7.750   08/15/22     1,143,200
     460  Louisiana Pub Fac Auth Rev ..............................................   8.250   09/01/08       504,325
  10,000  Orleans Parish, LA Sch Brd Rfdg (FGIC Insd) .............................       *   02/01/15     3,490,900
   1,000  Port New Orleans, LA Indl Dev Rev Var Avondale Inds Inc Proj Rfdg .......   8.250   06/01/04     1,077,130
   1,000  Saint Charles Parish, LA Pollutn Ctl Rev Louisiana Pwr & Lt Co ..........   8.250   06/01/14     1,125,330
   1,400  West Feliciana Parish, LA Pollutn Ctl Rev Gulf Sts Util Ser A ...........   7.500   05/01/15     1,517,166
                                                                                                        ------------
                                                                                                          12,743,314
                                                                                                        ------------
          Maine 0.2%
   1,500  Maine Edl Ln Marketing Corp Student Ln Rev Ser A4 .......................   5.450   11/01/99     1,548,555
   1,000  Maine Edl Ln Marketing Corp Student Ln Rev Ser A4 .......................   5.600   11/01/00     1,044,200
                                                                                                        ------------
                                                                                                           2,592,755
                                                                                                        ------------
          Maryland 0.8%
   1,500  Baltimore Cnty, MD Pollutn Ctl Rev Bethlehem Steel Corp Proj
          Ser A Rfdg ..............................................................    7.550  06/01/17     1,596,735
   5,300  Baltimore, MD Cap Apprec Cons Pub Impt Ser (FGIC Insd) ..................        *  10/15/10     2,342,229
   1,000  Maryland St Energy Fin Admin Ltd Oblig Rev ..............................    7.400  09/01/19     1,058,420
   3,000  Northeast MD Waste Disp Auth Solid Waste Rev Montgomery Cnty Res
          Recovery Proj Ser A .....................................................    6.200  07/01/10     3,135,990
                                                                                                        ------------
                                                                                                           8,133,374
                                                                                                        ------------
          Massachusetts 3.1%
   1,000  Boston, MA Rev Boston City Hosp (FHA Gtd) ...............................    7.625  02/15/21     1,147,710
   1,590  Massachusetts Edl Ln Auth Edl Ln Rev Issue E Ser A (AMBAC Insd) .........    7.000  01/01/10     1,722,908
   5,000  Massachusetts St Hlth & Edl Fac Auth Rev Emerson Hosp Issue Ser D Rfdg
          (FSA Insd) ..............................................................    5.700  08/15/12     5,147,550
   3,105  Massachusetts St Hlth & Edl Fac Auth Rev Emerson Hosp Issue Ser D Rfdg
          (FSA Insd) ..............................................................    5.800  08/15/18     3,183,091
   4,200  Massachusetts St Hlth & Edl Fac Auth Rev New England Med Cent Hosp Ser G
          (Embedded Swap) (MBIA Insd) .............................................    3.100  07/01/13     3,604,272
   1,500  Massachusetts St Hlth & Edl Fac Auth Rev Newton Wellesley Hosp Issue Ser
          E (MBIA Insd) ...........................................................    5.875  07/01/15     1,580,865
   6,000  Massachusetts St Hlth & Edl Fac Auth Rev Saint Mem Med Cent Ser A .......    5.750  10/01/06     5,294,040
   1,000  Massachusetts St Hsg Fin Agy Multi-Family Residential Hsg Ser A .........    8.750  08/01/08     1,073,280
     550  Massachusetts St Hsg Fin Agy Residential Hsg Ser A ......................    8.400  08/01/21       588,286
   1,500  Massachusetts St Indl Fin Agy Hillcrest Edl Ctrs Inc Proj ...............    8.450  07/01/18     1,546,725
     995  Massachusetts St Indl Fin Agy Rev Gtr Lynn Mental Hlth Assoc Proj .......    8.800  06/01/14     1,055,038
   1,000  Massachusetts St Indl Fin Agy Rev Reeds Landing .........................    8.625  10/01/23     1,049,460
     700  Massachusetts St Indl Fin Agy Rev Vinfen Corp Issue .....................    7.100  11/15/18       714,854
   1,000  Massachusetts St Indl Fin Agy Rev Wtr Treatment American Hingham ........    6.600  12/01/15     1,035,000
   2,000  Massachusetts St Wtr Res Auth Ser A (Prerefunded @ 04/01/00) ............    7.500  04/01/16     2,292,300
   2,000  Plymouth Cnty, MA Ctfs Partn Ser A ......................................    7.000  04/01/22     2,248,620
                                                                                                        ------------
                                                                                                          33,283,999
                                                                                                        ------------
          Michigan 2.1%
   1,000  Detroit, MI Area No 1 Ser A .............................................    7.600  07/01/10     1,116,440
   2,000  Grand Traverse Cnty, MI Hosp Fin Auth Hosp Rev Munson Hlthcare Ser A
          Rfdg (AMBAC Insd) .......................................................    6.250  07/01/12     2,140,740
   2,600  Lowell, MI Area Schs Cap Apprec Rfdg (FGIC Insd) ........................        *  05/01/17       818,558
   2,000  Michigan St Hosp Fin Auth Rev Garden City Hosp ..........................    8.300  09/01/02     2,125,480
   1,000  Michigan St Hosp Fin Auth Rev Hosp Genesys Hlth Sys Ser A Rfdg ..........    7.500  10/01/07     1,077,750
   3,140  Michigan St Hosp Fin Auth Rev Hosp Port Huron Hosp Oblig Rfdg (FSA Insd).    5.375  07/01/12     3,157,396
   1,000  Michigan St Hosp Fin Auth Rev Hosp Sinai Hosp Rfdg ......................    6.700  01/01/26     1,012,330

12  See Notes to Financial Statements

Portfolio of Investments (Continued)
December 31, 1995
--------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                             Coupon   Maturity  Market Value
--------------------------------------------------------------------------------------------------------------------
          Michigan (Continued)
$  5,600  Michigan St Hsg Dev Auth Rental Hsg Rev Ser B (Embedded Swap) (AMBAC
          Insd) ................................................................   3.300%  04/01/04  $     5,404,280
   3,500  Michigan St Strategic Fund Ltd Oblig Rev Great Lakes Pulp & Fibre
          Proj .................................................................  10.250   12/01/16        3,702,370
   1,000  Mount Clemens, MI Hsg Corp Multi-Family Rev Hsg Ser A Rfdg (FHA Gtd)..   6.600   06/01/13        1,058,130
   1,000  Royal Oak, MI Hosp Fin Auth Hosp Rev Ser D ...........................   6.750   01/01/20        1,075,670
                                                                                                        ------------
                                                                                                          22,689,144
                                                                                                        ------------
          Minnesota 0.6%
   1,000  North Saint Paul, MN Multi-Family Rev Cottages .......................    9.250  02/01/22        1,083,720
   2,500  Saint Paul, MN Port Auth Hsg & Redev Multi-Family Hsg Rev ............    9.500  12/01/11        2,215,525
   2,000  Southern MN Muni Pwr Agy Pwr Supply Sys Rev Ser A Rfdg ...............    5.000  01/01/16        1,911,100
   1,250  Southern MN Muni Pwr Agy Pwr Supply Sys Rev Ser C ....................    5.000  01/01/17        1,188,387
                                                                                                        ------------
                                                                                                           6,398,732
                                                                                                        ------------
          Mississippi 0.8%
   1,500  Claiborne Cnty, MS Pollutn Ctl Rev Sys Energy Res Inc Rfdg ...........    7.300  05/01/25        1,572,435
   5,000  Lowndes Cnty, MS Solid Waste Disp & Pollutn Ctl Rev Weyerhaeuser Co
          Rfdg (Inverse Fltg) ..................................................    6.760  04/01/22        5,753,700
   1,155  Ridgeland, MS Urban Renewal Rev Orchard Ltd Proj Ser A Rfdg ..........    7.750  12/01/15        1,217,578
                                                                                                        ------------
                                                                                                           8,543,713
                                                                                                        ------------
          Missouri 1.7%
   2,535  Kansas City, MO Port Auth Fac Riverfront Park Proj Ser A <F2> ........    5.750  10/01/04        2,480,269
   2,835  Kansas City, MO Port Auth Fac Riverfront Park Proj Ser A <F2> ........    5.750  10/01/06        2,774,728
   2,000  Lees Summit, MO Indl Dev Auth Hlth Fac Rev John Knox Vlg Proj Rfdg &
          Impt .................................................................    7.125  08/15/12        2,152,500
   1,810  Missouri St Econ Dev Export & Infrastructure Brd Med Office Fac Rev
          (MBIA Insd) ..........................................................    7.250  06/01/04        2,101,229
   3,920  Missouri St Econ Dev Export & Infrastructure Brd Med Office Fac Rev
          (MBIA Insd) ..........................................................    7.250  06/01/14        4,517,487
   1,000  Missouri St Hlth & Edl Fac Auth ......................................    8.125  10/01/10        1,149,910
   2,165  Saint Louis Cnty, MO Indl Dev Auth Nursing Home Rev Mary Queen &
          Mother Proj Rfdg (GNMA Collateralized) ...............................    7.125  03/20/23        2,380,179
     945  Saint Louis, MO Tax Increment Rev Ser A Scullin Redev Area ...........   10.000  08/01/10        1,120,987
                                                                                                        ------------
                                                                                                          18,677,289
                                                                                                        ------------
          Montana 0.6%
   7,000  Montana St Brd Invt Res Recovery Rev Yellowstone Energy L P Proj .....    7.000  12/31/19        6,896,120
                                                                                                        ------------
          Nebraska  0.8%
   5,000  Nebraska Invt Fin Auth Single Family Mtg Rev (Inverse Fltg) (GNMA
          Collateralized) ......................................................    9.609  10/17/23        5,606,250
     850  Nebraska Invt Fin Auth Single Family Mtg Rev (Inverse Fltg) (GNMA
          Collateralized) ......................................................    9.099  09/15/24          926,500
   1,600  Nebraska Invt Fin Auth Single Family Mtg Rev (Inverse Fltg) (GNMA
          Collateralized) ......................................................   10.923  09/10/30        1,856,000
                                                                                                        ------------
                                                                                                           8,388,750
                                                                                                        ------------
          Nevada 1.3%
   4,000  Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser A (FGIC Insd) <F3> ....    6.700  06/01/22        4,318,640
   2,485  Henderson, NV Loc Impt Dist No T-4 Ser A .............................    8.500  11/01/12        2,636,734
   2,575  Humboldt Genl Hosp Dist NV ...........................................    6.125  06/01/13        2,610,046
   2,220  Nevada Hsg Div Single Family Ser D <F2> ..............................    6.200  10/01/23        2,236,517
   2,000  Washoe Cnty, NV Hosp Fac Rev Washoe Med Cent A Rfdg (FSA Insd) .......    6.000  06/01/15        2,076,380
                                                                                                        ------------
                                                                                                          13,878,317
                                                                                                        ------------
          New Hampshire 0.9%
   1,000  New Hampshire Higher Edl & Hlth Fac Auth Rev .........................    7.500  06/01/05        1,059,450
   1,555  New Hampshire Higher Edl & Hlth Fac Auth Rev .........................    8.800  06/01/09        1,668,017
   2,000  New Hampshire Higher Edl & Hlth Fac Auth Rev .........................    7.625  07/01/16        2,217,720
   1,000  New Hampshire St Business Fin Auth Elec Fac Rev ......................    7.750  06/01/14        1,043,740
                                                                                                        ------------

See Notes to Financial Statements

13

Portfolio of Investments (Continued)
December 31, 1995
------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                             Coupon    Maturity  Market Value
------------------------------------------------------------------------------------------------------------------
          New Hampshire (Continued)
$  1,000  New Hampshire St Indl Dev Auth Rev ...................................   10.750%  10/01/12  $  1,130,320
   1,000  New Hampshire St Indl Dev Auth Rev Pollutn Ctl New England Pwr Co ....    7.800   04/01/16     1,029,060
   1,000  New Hampshire St Tpk Sys Rev Ser A Rfdg (FGIC Insd) ..................    6.750   11/01/11     1,162,660
                                                                                                      ------------
                                                                                                         9,310,967
                                                                                                      ------------
          New Jersey 1.2%
   6,130  Middlesex Cnty, NJ Util Auth Swr Rev Ser A Rfdg (MBIA Insd) ..........     7.036  08/15/10     6,881,661
   1,000  New Jersey Econ Dev Auth Econ Dev Rev ................................     7.500  07/01/20     1,015,380
   1,000  New Jersey Econ Dev Auth Econ Dev Rev United Methodist Homes .........     7.500  07/01/25     1,027,920
   3,200  New Jersey St Tpk Auth Rev Ser C Rfdg ................................     6.500  01/01/16     3,599,936
                                                                                                      ------------
                                                                                                        12,524,897
                                                                                                      ------------
          New Mexico 0.3%
   2,500  New Mexico St Hosp Equip Ln Council Hosp Rev San Juan
          Regl Med Cent Inc Proj ...............................................     7.900  06/01/11     2,857,550
                                                                                                      ------------
          New York 13.1%
   3,415  Clifton Springs, NY Hosp & Clinic Hosp Rev Rfdg ......................     8.000  01/01/20     3,543,370
   2,500  Herkimer Cnty, NY Indl Dev Agy Indl Dev Rev Burrows Paper Corp
          Recycling ............................................................     8.000  01/01/09     2,690,750
   5,000  Metropolitan Tran Auth NY Svcs Contract Tran Fac Ser 5 Rfdg ..........     7.000  07/01/12     5,515,400
   1,500  Metropolitan Tran Auth NY Tran Fac Rev Ser G (MBIA Insd) .............     5.500  07/01/15     1,500,990
   1,000  New York City Indl Dev Agy Civic Fac Marymount Manhattan College Proj.     7.000  07/01/23     1,051,310
  20,000  New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev (MBIA Insd) ........     5.350  06/15/12    19,956,000
   1,000  New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev Ser A ..............     5.500  06/15/23       985,340
   3,000  New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev Ser A (Prerefunded
          @ 06/15/00) (MBIA Insd) ..............................................     7.250  06/15/15     3,420,510
   1,000  New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev Ser A (Prerefunded
          @ 06/15/97) ..........................................................     7.625  06/15/16     1,070,120
   4,100  New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev Ser B ..............     5.000  06/15/17     3,816,649
   2,500  New York City Ser B ..................................................     7.500  02/01/07     2,820,600
   8,000  New York City Ser B (AMBAC Insd) .....................................     7.250  08/15/07     9,686,560
   5,000  New York City Ser C Rfdg .............................................     6.500  08/01/04     5,277,100
   7,500  New York City Ser C Subser C1 ........................................     7.500  08/01/20     8,426,625
   2,000  New York City Ser D Rfdg .............................................     8.000  02/01/05     2,319,560
   2,200  New York City Ser E ..................................................     5.700  08/01/08     2,167,880
   3,000  New York City Ser F <F2> .............................................     5.750  02/01/15     2,940,270
   2,000  New York City Ser G <F2> .............................................     5.750  02/01/17     1,958,040
  14,600  New York St Dorm Auth Rev City Univ 3rd Genl Resources Ser E (MBIA
          Insd) <F3> ...........................................................     6.750  07/01/24    16,582,680
   3,500  New York St Dorm Auth Rev City Univ Sys Cons Ser A ...................     5.625  07/01/16     3,534,020
   1,000  New York St Dorm Auth Rev City Univ Sys Cons Ser A (Prerefunded @
          07/01/97) ............................................................     8.125  07/01/17     1,082,990
   2,750  New York St Dorm Auth Rev Court Fac Lease Ser A ......................     5.500  05/15/10     2,721,565
   3,250  New York St Dorm Auth Rev St Univ Edl Fac Ser A (Prerefunded @
          05/15/00) ............................................................     7.700  05/15/12     3,770,130
   2,500  New York St Energy Resh & Dev Auth Gas Fac Rev (Inverse Fltg) ........     8.295  04/01/20     2,846,875
   2,000  New York St Energy Resh & Dev Auth Pollutn Ctl Rev Niagara Mohawk Pwr
          Corp Ser A Rfdg (FGIC Insd) ..........................................     7.200  07/01/29     2,333,420
   1,000  New York St Environmental Fac Corp Wtr Fac Rev Long Island Wtr Corp
          Proj A ...............................................................    10.000  10/01/17     1,105,710
   1,955  New York St Med Care Fac Fin Agy Rev Hosp & Nursing Home Mtg (FHA
          Gtd) .................................................................     7.250  02/15/09     2,127,626
     490  New York St Med Care Fac Fin Agy Rev Mental Hlth Svcs Fac Ser A ......     7.750  08/15/11       554,401
   1,320  New York St Med Care Fac Fin Agy Rev Mental Hlth Svcs Fac Ser A
          (Prerefunded @ 02/15/01) .............................................     7.750  08/15/11     1,556,742

14  See Notes to Financial Statements

Portfolio of Investments (Continued)
December 31, 1995
-----------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)    Description                                                                   Coupon   Maturity  Market Value
-----------------------------------------------------------------------------------------------------------------------
         New York (Continued)
$   495  New York St Med Care Fac Fin Agy Rev Mental Hlth Svcs Fac Ser C ............   7.300%  02/15/21  $     553,950
  1,505  New York St Med Care Fac Fin Agy Rev Mental Hlth Svcs Fac Ser C
         (Prerefunded @ 08/15/01) ...................................................   7.300   02/15/21      1,762,054
  1,000  New York St Med Care Fac Fin Agy Rev Mtg Hosp Ser A Rfdg (Prerefunded @
         08/18/97) (FHA Gtd) ........................................................   8.000   02/15/25      1,087,270
  1,000  New York St Med Care Fac Fin Agy Rev North Genl Hosp .......................   7.400   02/15/19      1,061,750
  3,000  New York St Med Care Fac Fin Agy Rev Presbyterian Hosp Ser A Rfdg (MBIA
         Insd) ......................................................................   5.375   02/15/25      2,969,280
  2,400  New York St Urban Dev Corp Rev Correctional Fac Rfdg .......................   5.625   01/01/07      2,426,160
  2,000  New York St Urban Dev Corp Rev St Fac (Prerefunded @ 04/01/01) .............   7.500   04/01/20      2,331,020
  3,265  New York St Urban Dev Corp Rev Univ Fac Grants Rfdg ........................   5.500   01/01/15      3,251,646
  1,000  Port Auth NY & NJ Cons Ninety Fifth Ser ....................................   6.125   07/15/22      1,048,760
  4,000  Port Auth NY & NJ Cons Rev Bonds (MBIA Insd) ...............................   5.750   09/15/12      4,171,160
  1,000  Triborough Bridge & Tunnel Auth NY Rev Ser N (Prerefunded @ 01/01/98) ......   7.875   01/01/18      1,090,870
  1,000  Troy, NY Indl Dev Auth Lease Rev City of Troy Proj .........................   8.000   03/15/22      1,084,670
                                                                                                          -------------
                                                                                                            140,201,823
                                                                                                          -------------
         North Carolina 1.2%
  5,000  Martin Cnty, NC Indl Fac & Pollutn Ctl Fin Auth Rev ........................   6.000   11/01/25      5,083,450
  7,695  North Carolina Eastn Muni Pwr Agy Pwr Sys Rev (Prerefunded @ 01/01/22) .....   4.500   01/01/24      7,003,143
    335  North Carolina Eastn Muni Pwr Agy Pwr Sys Rev Ser A Rfdg (Prerefunded @
         01/01/98) ..................................................................   8.000   01/01/21        367,793
                                                                                                          -------------
                                                                                                             12,454,386
                                                                                                          -------------
         North Dakota 0.6%
  1,230  Mercer Cnty, ND Pollutn Ctl Rev Basin Elec Pwr E Convertible ...............   7.000   01/01/19      1,319,286
  2,500  Mercer Cnty, ND Pollutn Ctl Rev Basin Elec Pwr Second Ser Rfdg (AMBAC Insd).   6.050   01/01/19      2,643,075
  2,000  Ward Cnty, ND Hlthcare Fac Rev Saint Joseph's Hosp Corp Proj ...............   8.875   11/15/24      2,241,340
                                                                                                          -------------
                                                                                                              6,203,701
                                                                                                          -------------
         Ohio 2.1%
    500  Cleveland, OH Pkg Fac Rev ..................................................    8.000  09/15/12        551,420
    750  Coshocton Cnty, OH Solid Waste Disp Rev Stone Container Corp Proj Rfdg .....    7.875  08/01/13        813,765
  1,000  Cuyahoga Cnty, OH Hlth Care Fac Rev Jennings Hall ..........................    7.300  11/15/23      1,002,240
    500  Fairfield, OH Econ Dev Rev Beverly Enterprises Proj ........................    8.500  01/01/03        545,975
  8,390  Ohio Hsg Fin Agy Single Family Mtg Rev Ser B (Inverse Fltg) (GNMA
         Collateralized) ............................................................    9.477  03/31/31      9,281,437
  1,000  Ohio St Air Quality Dev Auth Rev JMG Funding Ltd Partnership Proj Rfdg
         (AMBAC Insd) ...............................................................    6.375  04/01/29      1,095,580
  1,000  Ohio St Solid Waste Rev Rep Engineered Steels Proj .........................    8.250  10/01/14      1,015,730
  2,000  Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev Coll Cleveland Elec Ser A Rfdg ....    8.000  10/01/23      2,171,440
  4,000  Ohio St Wtr Dev Auth Rev Pure Wtr Rfdg & Impt (AMBAC Insd) .................    5.500  12/01/18      4,020,800
  1,500  Sandusky Cnty, OH Hosp Fac Rev Mem Hosp Proj ...............................    7.750  12/01/09      1,531,335
                                                                                                          -------------
                                                                                                             22,029,722
                                                                                                          -------------
         Oklahoma 1.6%
  7,685  Grand River Dam Auth OK Rev ................................................    5.000  06/01/12      7,454,373
  1,980  McAlester, OK Pub Wks Auth Rev Rfdg & Impt (FSA Insd) ......................    5.250  12/01/22      1,956,003
  2,745  Oklahoma Hsg Fin Agy Single Family Rev Mtg Class B (GNMA Collateralized) ...    7.997  08/01/18      3,037,699
  1,635  Tulsa, OK Indl Auth Hosp Rev Tulsa Reg Med Cent ............................    7.200  06/01/17      1,868,462
  1,000  Tulsa, OK Muni Arpt Tran Rev American Airls Inc ............................    7.600  12/01/30      1,090,490
  1,500  Woodward, OK Muni Auth Sales Tax & Util (Prerefunded @ 11/01/97) ...........    8.000  11/01/12      1,617,225
                                                                                                          -------------
                                                                                                             17,024,252
                                                                                                          -------------

15  See Notes to Financial Statements

Portfolio of Investments (Continued)
December 31, 1995
---------------------------------------------------------------------------------------------------------------
Par
Amount
(000)   Description                                                             Coupon   Maturity  Market Value
---------------------------------------------------------------------------------------------------------------
        Oregon 0.0%
$  500  Salem, OR Hosp Fac Auth Rev Cap Manor Inc ............................   7.500%  12/01/24  $    526,240
                                                                                                   ------------
        Pennsylvania 4.3%
 3,000  Allentown, PA Area Hosp Auth Rev Sacred Heart Hosp Ser A Rfdg ........    6.750  11/15/14     3,069,090
 2,000  Butler Cnty, PA Indl Dev Auth First Mtg Rev Sherwood Oaks Proj Ser A
        Rfdg (Crossover Rfdg @ 06/01/96) .....................................    8.750  06/01/16     2,080,200
   500  Chartiers Vly, PA Indl & Commercial Dev Auth First Mtg Rev ...........    7.250  12/01/11       515,930
   500  Chartiers Vly, PA Indl & Commercial Dev Auth First Mtg Rev ...........    7.400  12/01/15       517,755
 5,000  Chester Cnty, PA Hlth & Edl Fac Auth Hlth Sys Rev (AMBAC Insd) .......    5.650  05/15/20     5,015,150
   970  Clearfield, PA Hosp Auth Rev Clearfield Hosp Proj Rfdg ...............    6.875  06/01/16       979,622
 2,000  Delaware Cnty, PA Auth Hosp Rev Cmnty Hosp Crozer-Chester Mem Cent ...    6.000  12/15/20     1,898,500
 1,500  Delaware Cnty, PA Indl Dev Auth Rev Res Recovery Proj Ser A ..........    8.100  12/01/13     1,575,360
 2,760  Delaware River Port Auth PA (FGIC Insd) ..............................    5.500  01/01/26     2,782,936
 1,750  Emmaus, PA Genl Auth Rev Ser A (BIGI Insd) ...........................    8.150  05/15/18     1,929,603
 2,500  Emmaus, PA Genl Auth Rev Ser C (BIGI Insd) ...........................    7.900  05/15/18     2,761,875
   500  Erie Cnty, PA Hosp Auth Rev Metropolitan Hlth Cent ...................    7.250  07/01/12       485,060
   845  Lebanon Cnty, PA Good Samaritan Hosp Auth Rev ........................    5.850  11/15/07       829,359
 1,000  Lebanon Cnty, PA Hlth Fac Auth Hlth Cent Rev United Church of Christ
        Homes Rfdg ...........................................................    6.750  10/01/10     1,018,720
   980  Lehigh Cnty, PA Indl Dev Auth Indl Dev Rev Rfdg ......................    8.000  08/01/12     1,023,502
 1,315  Luzerne Cnty, PA Indl Dev Auth First Mtg Gross Rev Rfdg ..............    7.875  12/01/13     1,348,953
 1,500  McKean Cnty, PA Hosp Auth Hosp Rev Bradford Hosp Proj (Crossover Rfdg
        @ 10/01/00) ..........................................................    8.875  10/01/20     1,802,250
 1,000  McKeesport, PA Hosp Auth Rev McKeesport Hosp Proj Rfdg ...............    6.500  07/01/08     1,006,470
 3,000  Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp Rev (Embedded Swap)
        (AMBAC Insd) .........................................................    6.500  06/01/12     3,127,500
 1,000  Montgomery Cnty, PA Indl Dev Auth Retirement Cmnty Rev ...............    6.300  01/01/13       973,580
 1,000  Montgomery Cnty, PA Indl Dev Auth Rev Res Recovery ...................    7.500  01/01/12     1,096,730
   500  Pennsylvania St Higher Edl Fac Auth College & Univ Rev Hahnemann Univ
        Proj (MBIA Insd) .....................................................    7.200  07/01/19       554,210
   250  Pennsylvania St Higher Edl Fac Auth Rev Med College PA Ser A .........    7.500  03/01/14       260,690
   915  Philadelphia, PA Auth for Indl Dev Rev ...............................    6.125  02/15/03       921,478
   695  Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp Rev .................    7.250  03/01/24       681,823
   985  Philadelphia, PA Muni Auth Rev Lease Ser B Rfdg ......................    6.400  11/15/16     1,020,273
 1,825  Ridley Park, PA Hosp Auth Rev Hosp Auth Rev Ser 1993 A ...............    6.000  12/01/13     1,703,528
 1,000  Scranton Lackawanna, PA Hlth & Welfare ...............................    7.375  07/15/08     1,053,500
   500  Scranton Lackawanna, PA Hlth & Welfare Auth Rev Moses Taylor Hosp
        Proj .................................................................    8.250  07/01/09       543,355
 2,330  Somerset Cnty, PA Genl Auth Comwlth Lease Rev (Prerefunded @
        10/15/01) (FGIC Insd) ................................................    6.250  10/15/11     2,568,196
 1,000  Washington Cnty, PA Hosp Auth Rev Hosp Canonsburg Genl Hosp Rfdg .....    7.350  06/01/13       953,500
                                                                                                   ------------
                                                                                                     46,098,698
                                                                                                   ------------
        Rhode Island 0.7%
 2,000  Providence, RI Redev Agy Ctfs Partn Ser A ............................    8.000  09/01/24     2,219,900
 2,345  Rhode Island Hsg & Mtg Fin Corp Rental Hsg Pgm Ser B (FHA Gtd) .......    7.950  10/01/30     2,503,733
 1,880  West Warwick, RI Ser A ...............................................    6.800  07/15/98     1,926,492
   600  West Warwick, RI Ser A ...............................................    7.300  07/15/08       654,432
                                                                                                   ------------
                                                                                                      7,304,557
                                                                                                   ------------
        South Carolina 0.2%
 1,070  Piedmont Muni Pwr Agy SC Elec Rev ....................................    5.000  01/01/25       953,948
   500  South Carolina St Hsg Fin & Dev Auth Multi-Family Rev ................    6.125  12/01/15       501,440
   500  South Carolina St Hsg Fin & Dev Auth Multi-Family Rev ................    6.200  12/01/20       502,480
                                                                                                   ------------
                                                                                                      1,957,868
                                                                                                   ------------

16  See Notes to Financial Statements

Portfolio of Investments (Continued)
December 31, 1995
--------------------------------------------------------------------------------
Par
Amount
(000)    Description                                                               Coupon  Maturity Market Value
----------------------------------------------------------------------------------------------------------------
         South Dakota 0.3%
$  1,000 South Dakota St Hlth & Edl FAc Auth Rev Huron Reg Med Cent...............  7.250% 04/01/20 $ 1,046,980
     150 South Dakota St Hlth & Edl Fac Auth Rev Sioux Vly Hosp...................  7.625  11/01/13     163,475
   1,850 South Dakota St Hlth & Edl Fac Auth Rev Sioux Vly Hosp
         (Prerefunded @ 11/01/98).................................................  7.625  11/01/13   2,061,214
                                                                                                   ------------
                                                                                                      3,271,669
                                                                                                   ------------
         Texas 6.6%
   1,000 Austin, TX Hsg Fin Corp Multi-Family Hsg Rev Stassney
         Woods Apartment Rfdg ....................................................   6.750 04/01/19   1,031,960
   1,000 Austin, TX Util Sys Rev Ser A (Prerefunded @ 11/15/98) ..................   7.800 11/15/12   1,121,570
   2,380 Austin, TX Util Sys Rev Ser B ...........................................   7.800 11/15/12   2,621,618
     500 Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev St Lukes Lutheran Hosp ........   7.000 05/01/21     612,890
   1,500 Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev St Lukes Lutheran Hosp
         (Prerefunded @ 05/01/03) ................................................   7.900 05/01/18   1,812,495
     410 Bexar Cnty, TX Hsg Fin Corp Rev Ser A (GNMA Collateralized) .............   8.200 04/01/22     435,297
     410 Bexar Cnty, TX Hsg Fin Corp Rev Ser B (GNMA Collateralized) .............   9.250 04/01/16     431,767
   1,595 Capital Indl Dev Corp TX Pollutn Ctl ....................................   7.400 05/01/12   1,765,617
     625 Clear Creek, TX Indpt Sch Dist (Prerefunded @ 02/01/01) .................   6.250 02/01/11     681,931
     940 Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp Rev American Airls Inc ....   7.500 11/01/25   1,008,780
     125 El Paso, TX Ppty Fin Auth Inc Single Family Mtg Rev Ser A (GNMA
         Collateralized) .........................................................   8.700 12/01/18     135,266
     500 Eldridge Rd Muni Util Dist TX Rfdg ......................................   6.125 03/01/11     495,565
     500 Fort Bend Cnty, TX Levee Impt Dist No 011 (Prerefunded @ 03/01/99) ......   8.700 03/01/09     564,380
     440 Fort Bend Cnty, TX Levee Impt Dist No 011 (Prerefunded @ 03/01/99) ......   8.700 03/01/10     496,654
     605 Fort Worth, TX Hsg Fin Corp Home Mtg Rev Ser A Rfdg .....................   8.500 10/01/11     665,657
   2,500 Garland, TX Econ Dev Auth Indl Dev Rev Yellow Freight Sys Inc Proj ......   8.000 12/01/16   2,636,875
   1,000 Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev ..............................   7.125 06/01/15   1,102,980
     665 Harris Cnty, TX Hsg Fin Corp Single Family Hsg Rev ......................  10.125 07/15/03     668,378
     500 Harris Cnty, TX Muni Util Dist No 157 Rfdg ..............................   7.300 03/01/14     520,810
     620 Houston, TX Hsg Fin Corp Single Family Mtg Rev ..........................  10.000 09/15/14     619,826
     770 Houston, TX Hsg Fin Corp Single Family Mtg Rev Ser A Rfdg (FSA Insd) ....   5.950 12/01/10     796,889
   1,160 Jefferson Cnty, TX Hlth Fac Dev Corp Hosp Rev Baptist Hlth Care .........   8.300 10/01/14   1,203,616
   2,000 Matagorda Cnty, TX Navig Dist No 1 Rev Coll Houston Lt & Pwr Rfdg (MBIA
         Insd) ...................................................................   5.800 10/15/15   2,035,140
   1,000 Mills Road Muni Util Dist TX Util Bonds Rfdg ............................   6.500 09/01/14   1,024,890
     500 Mission Bend Muni Util Dist No 2 TX .....................................  10.000 09/01/98     567,915
     375 Mission Bend Muni Util Dist No 2 TX .....................................  10.000 09/01/00     431,175
     655 Montgomery Cnty, TX Util Dist No 4 (Prerefunded @ 09/01/98) .............   8.900 09/01/02     733,744
   3,500 North Cent, TX Hlth Fac Dev Corp Rev Ser C Presbyterian Hlthcare Sys
         (Inverse Fltg) (MBIA Insd) ..............................................   8.720 06/22/21   4,103,750
     500 North Mission Glen Muni Util Dist TX Ser 1993 ...........................   6.500 09/01/14     508,995
     750 Northwest Harris Cnty Muni Util Dist No 23 TX ...........................   8.100 10/01/15     824,415
   1,500 Richardson, TX Hosp Auth Hosp Rev .......................................   6.750 12/01/23   1,524,810
   1,750 Rusk Cnty, TX Hlth Fac Corp Hosp Rev ....................................   7.750 04/01/13   1,833,178
   1,000 Sam Rayburn, TX Muni Pwr Agy Pwr Supply Sys Rev .........................   6.750 10/01/14     950,000
   1,000 Sam Rayburn, TX Muni Pwr Agy Pwr Supply Sys Rev Ser A Rfdg ..............   6.250 10/01/17     892,220
     500 Texas Genl Serv Comm Partn Interests Office Bldg & Land Acquisition
         Proj.....................................................................   7.000 08/01/19     515,045
     500 Texas Genl Serv Comm Partn Interests Office Bldg & Land Acquisition
         Proj ....................................................................   7.000 08/01/24     515,045
     980 Texas Genl Serv Comm Partn Lease Purchase Cert ..........................   7.500 02/15/13   1,014,605
   8,565 Texas Muni Pwr Agy Rev Rfdg .............................................   5.500 09/01/13   8,567,655
   3,882 Texas St ................................................................   6.350 12/01/13   3,989,786
   5,250 Texas St Dept Hsg & Cmnty Affairs Home Mtg Rev Coll Ser C Rfdg (Inverse
         Fltg) (GNMA Collateralized) .............................................   9.156 07/02/24   6,326,250
   4,025 Texas St Higher Edl Coordinating Brd College Student Ln <F5> ............ 0/7.850 10/01/25   2,586,827

17   See Notes to Financial Statements

Portfolio of Investments (Continued)
December 31, 1995
------------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                    Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------------------------------------
          Texas (Continued)
$  1,000  Texas St Superconducting Ser C ..............................................   5.500%  04/01/20  $  1,000,500
   1,420  Texas St Veterans Hsg Assistance (MBIA Insd) ................................   6.800   12/01/23     1,506,109
     245  Travis Cnty, TX Hsg Fin Corp Single Family Mtg Rev (GNMA Collateralized) ....   8.200   04/01/22       258,965
   1,000  Tyler, TX Hlth Fac Dev Corp Hosp Rev ........................................   6.750   11/01/25     1,023,680
   1,000  Weslaco, TX Hlth Fac Dev Corp Hosp Rev Knapp Med Cen Rfdg (Connie Lee Insd)..   5.250   06/01/16       988,230
   2,250  West Side Calhoun Cnty, TX Navig Dist Solid Waste Disp Union Carbide Chem &
          Plastics ....................................................................   8.200   03/15/21     2,569,973
     500  Willow Fork Drainage Dist TX ................................................   7.000   03/01/12       540,245
     500  Willow Fork Drainage Dist TX ................................................   7.000   03/01/13       538,620
   1,000  Winters, TX Wtrwrks & Swr Sys Rev (Prerefunded @ 08/01/03) ..................   8.500   08/01/17     1,256,150
                                                                                                            ------------
                                                                                                              70,058,738
                                                                                                            ------------
          Utah 2.9%
   3,180  Bountiful, UT Hosp Rev South Davis Cmnty Hosp Proj ..........................    9.500  12/15/18     3,532,726
   1,340  Hilldale, UT Elec Rev <F2> ..................................................    7.800  09/01/15     1,309,019
   1,000  Hilldale, UT Elec Rev <F2> ..................................................    8.000  09/01/20       991,320
   1,000  Hilldale, UT Elec Rev <F2> ..................................................    7.800  09/01/25       968,480
   1,850  Intermountain Pwr Agy UT Pwr Supply Rev .....................................    5.000  07/01/16     1,725,255
   1,000  Intermountain Pwr Agy UT Pwr Supply Rev Ser A ...............................    6.000  07/01/23     1,011,460
   3,650  Intermountain Pwr Agy UT Pwr Supply Rev Ser B Rfdg ..........................    7.750  07/01/20     3,985,654
  11,000  Salt Lake City, UT Hosp Rev IHC Hosp Inc Rfdg (Embedded Swap) ...............    5.660  02/15/12    11,569,140
   1,000  Utah St Bldg Ownership Auth Lease Rev Dept Employment Security Proj
          (Prerefunded @ 08/15/98) ....................................................    7.800  08/15/10     1,095,130
   1,300  Utah St Bldg Ownership Auth Lease Rev Dept Employment Security Proj
          (Prerefunded @ 08/15/98) ....................................................    7.800  08/15/11     1,423,669
   1,260  Utah St Hsg Fin Agy Single Family Mtg Sr Ser A1 (FHA Gtd) ...................    7.100  07/01/14     1,329,930
   1,690  Utah St Hsg Fin Agy Single Family Mtg Sr Ser A2 (FHA Gtd) ...................    7.200  01/01/27     1,790,149
                                                                                                            ------------
                                                                                                              30,731,932
                                                                                                            ------------
          Virginia 2.3%
   2,000  Fairfax Cnty, VA Park Auth Park Fac Rev .....................................    6.625  07/15/14     2,143,040
   3,500  Fredericksburg, VA Indl Dev Auth Hosp Fac Rev (Inverse Fltg) (FGIC Insd) ....    6.600  08/15/23     3,740,415
   3,000  Hanover Cnty, VA Indl Dev Auth Hosp Rev Mem Reg Med Cent Proj (MBIA Insd) ...    5.500  08/15/25     2,997,600
   2,080  Loudoun Cnty, VA Ctfs Partn (FSA Insd) ......................................    6.800  03/01/14     2,363,026
   1,000  Loudoun Cnty, VA Ctfs Partn (FSA Insd) ......................................    6.900  03/01/19     1,143,450
   5,000  Roanoke, VA Indl Dev Auth Hosp Rev Roanoke Mem Hosp Carilion Hlth Sys Ser B
          Rfdg (MBIA Insd) ............................................................    4.700  07/01/20     4,876,350
   1,250  Southeastern Pub Svc Auth VA Rev Sr Regl Solid Waste Sys ....................    6.000  07/01/17     1,236,463
   5,000  Upper Occoquan Sewage Auth VA Reg Sew Rev Rfdg (FGIC Insd) ..................    5.000  07/01/21     4,842,450
   1,250  Virginia Port Auth Comwlth Port Fund Rev ....................................    8.200  07/01/08     1,375,312
                                                                                                            ------------
                                                                                                              24,718,106
                                                                                                            ------------
          Washington  1.2%
   1,000  Lewis Cnty, WA Pub Util Dist No 001 .........................................    6.000  10/01/24     1,021,560
   1,000  Port Walla Walla, WA Pub Corp Solid Waste Recycling Rev Ponderosa Fibres
          Proj ........................................................................    9.125  01/01/26     1,037,300
     445  Washington St Pub Pwr Supply Sys Nuclear Proj No 1 Rev ......................   15.000  07/01/17       482,892
   1,250  Washington St Pub Pwr Supply Sys Nuclear Proj No 1 Rev (Prerefunded @
          07/01/96) (FGIC Insd) .......................................................    7.125  07/01/16     1,539,462
   2,000  Washington St Pub Pwr Supply Sys Nuclear Proj No 2 Rev (Prerefunded @
          01/01/01) ...................................................................    7.625  07/01/10     2,336,860
   2,500  Washington St Pub Pwr Supply Sys Nuclear Proj No 2 Rev ......................    7.000  07/01/12     2,744,300

18  See Notes to Financial Statements

Portfolio of Investments (Continued)
December 31, 1995
---------------------------------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                                                 Coupon   Maturity  Market Value
---------------------------------------------------------------------------------------------------------------------
          Washington (Continued)
$  1,000  Washington St Pub Pwr Supply Sys Nuclear Proj No 2 Rev (Prerefunded @
          07/01/00) ................................................................   7.375%  07/01/12  $  1,147,910
   3,000  Washington St Pub Pwr Supply Sys Nuclear Proj No 3 Rev (MBIA Insd) .......   5.600   07/01/17     3,020,850
                                                                                                         ------------
                                                                                                           13,331,134
                                                                                                         ------------
          West Virginia 0.7%
   6,750  South Charleston, WV Indl Dev Rev Union Carbide Chem & Plastics Ser A ....   8.000   08/01/20     7,364,182
                                                                                                         ------------
          Wisconsin 1.1%
     750  Jefferson, WI Swr Sys Wtrwrks & Elec Sys Mtg Rev
          (Prerefunded @ 07/01/01) .................................................    7.400  07/01/16       865,290
   3,040  Wisconsin Hsg & Econ Dev Auth Home Ownership Rev Rfdg (Inverse Fltg) .....    9.755  10/25/22     3,397,200
     600  Wisconsin St Hlth & Edl Fac Auth Rev Hess Mem Hosp Assn ..................    7.200  11/01/05       608,820
   1,800  Wisconsin St Hlth & Edl Fac Auth Rev Hess Mem Hosp Assn ..................    7.875  11/01/22     1,828,926
   1,000  Wisconsin St Hlth & Edl Fac Auth Rev United Lutheran Proj Aging Inc ......    8.500  03/01/19     1,065,570
   2,000  Wisconsin St Hlth & Edl Fac Auth Rev Wheaton Franciscan (Prerefunded @
          08/15/98) ................................................................    8.200  08/15/18     2,246,140
   1,500  Wisconsin St Hlth & Edl Fac Hlth Fac SSM Hlth Care Ser A (MBIA Insd) .....    5.875  06/01/20     1,542,675
                                                                                                         ------------
                                                                                                           11,554,621
                                                                                                         ------------
          Puerto Rico 0.3%
   1,000  Puerto Rico Elec Pwr Auth Pwr Rev Ser Z Rfdg .............................    5.500  07/01/12     1,012,760
   2,000  Puerto Rico Elec Pwr Auth Pwr Rev Ser Z Rfdg .............................    5.500  07/01/14     2,016,960
                                                                                                         ------------
                                                                                                            3,029,720
                                                                                                         ------------
          U.S. Virgin Islands 0.1%
     500  University of Virgin Islands Ser A .......................................    7.500  10/01/09       554,045
     500  University of Virgin Islands Ser A .......................................    7.650  10/01/14       555,465
                                                                                                         ------------
                                                                                                            1,109,510
                                                                                                         ------------
Total Long-Term Investments 99.3%
(Cost $964,751,897) <F1>..............................................................................  1,060,171,101
Short-Term Investments at Amortized Cost 0.7%.........................................................      7,000,000
Other Assets in Excess of Liabilities  0.0%...........................................................        309,823
                                                                                                       --------------
Net Assets  100%...................................................................................... $1,067,480,924
                                                                                                       ==============
*Zero coupon bond

<F1> At December 31, 1995, for federal income tax purposes cost is $965,153,852, the aggregate gross unrealized appreciation is $101,335,448 and the aggregate gross unrealized depreciation is $5,959,830, resulting in net unrealized appreciation including options and futures transactions of $95,375,618.

<F2> Securities purchased on a when issued or delayed delivery basis.

<F3> Assets segregated as collateral for when issued or delayed delivery purchase commitments and open futures transactions.

<F4> Non-income producing security.

<F5> Currently is a zero coupon bond which will convert to a coupon paying bond at a predetermined date.

The following table summarizes the portfolio composition at December 31, 1995, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

Portfolio Composition by Credit Quality

AAA..........    38.9%
AA...........     5.7
A............    13.9
BBB..........    17.3
BB...........     3.4
B............     0.6
CCC..........     0.2
Non-Rated....    20.0
               -------
                100.0%
               =======

19  See Notes to Financial Statements

Statement of Assets and Liabilities
December 31, 1995
-----------------------------------------------------------------------------------------------------
Assets:
Investments, at Market Value (Cost $964,751,897) (Note 1)..........................  $  1,060,171,101
Short-Term Investments (Note 1)....................................................         7,000,000
Receivables:
  Investments Sold.................................................................        36,519,175
  Interest.........................................................................        17,507,019
  Fund Shares Sold.................................................................        14,436,996
  Margin on Futures (Note 5).......................................................               764
Other..............................................................................             4,412
                                                                                     -----------------
     Total Assets..................................................................     1,135,639,467
                                                                                     -----------------
Liabilities:
Payables:
  Investments Purchased............................................................        60,935,991
  Income Distributions ............................................................         2,272,903
  Custodian Bank...................................................................         2,000,189
  Fund Shares Repurchased..........................................................           690,113
  Investment Advisory Fee (Note 2).................................................           424,442
Accrued Expenses...................................................................         1,834,905
                                                                                     -----------------
    Total Liabilities..............................................................        68,158,543
                                                                                     -----------------
Net Assets.........................................................................  $  1,067,480,924
                                                                                     =================
Net Assets Consist of:
Capital (Note 3)...................................................................  $  1,015,710,581
Net Unrealized Appreciation on Investments.........................................        95,777,573
Accumulated Distributions in Excess of Net Investment Income (Note 1)..............          (553,439)
Accumulated Net Realized Loss on Investments.......................................       (43,453,791)
                                                                                     -----------------
Net Assets.........................................................................  $  1,067,480,924
                                                                                     =================
Maximum Offering Price Per Share:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of
    $839,677,283 and 54,003,132 shares of capital stock issued and outstanding)
    (Note 3).......................................................................  $          15.55
    Maximum sales charge (4.75%* of offering price)................................               .78
                                                                                     -----------------
    Maximum offering price to public...............................................  $          16.33
                                                                                     =================
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of
    $216,592,629 and 13,929,963 shares of capital stock issued and outstanding)
    (Note 3).......................................................................  $          15.55
                                                                                     =================
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of
    $11,211,012 and 721,187 shares of capital stock issued and outstanding)
    (Note 3).......................................................................  $          15.55
                                                                                     =================

*On sales of $100,000 or more, the sales charge will be reduced.

20  See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 1995
------------------------------------------------------------------------------------------------------------
Investment Income:
Interest..................................................................................  $    52,794,623
                                                                                            ----------------
Expenses:
Investment Advisory Fee (Note 2)..........................................................        3,765,225
Distribution (12b-1) and Service Fees (Allocated to Classes A, B, C and D of
  $1,535,503, $1,796,842, $61,766 and $834, respectively) (Note 6) .......................        3,394,945
Shareholder Services (Note 2) ............................................................          847,159
Legal (Note 2)............................................................................           54,760
Trustees Fees and Expenses (Note 2).......................................................           46,069
Amortization of Organizational Expenses (Note 1)..........................................           17,688
Other.....................................................................................          892,083
                                                                                            ----------------
    Total Expenses........................................................................        9,017,929
    Less Expenses Reimbursed..............................................................           13,125
                                                                                            ----------------
    Net Expenses..........................................................................        9,004,804
                                                                                            ----------------
    Net Investment Income.................................................................  $    43,789,819
                                                                                            ================
Realized and Unrealized Gain/Loss on Investments:
Realized Gain/Loss on Investments:
  Proceeds from Sales.....................................................................  $   466,580,640
  Cost of Securities Sold (Including reorganization and restructuring costs of $207,213)..     (479,588,928)
                                                                                            ----------------
Net Realized Loss on Investments (Including realized loss on closed and expired option
  and futures transactions of $832,026 and $18,905,655, respectively).....................      (13,008,288)
                                                                                            ----------------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period.................................................................      (13,135,218)
  End of the Period (Including unrealized appreciation on open futures transactions of
    $358,369).............................................................................       95,777,573
                                                                                            ----------------
Net Unrealized Appreciation on Investments During the Period..............................      108,912,791
                                                                                            ----------------
Net Realized and Unrealized Gain on Investments...........................................  $    95,904,503
                                                                                            ================
Net Increase in Net Assets from Operations................................................  $   139,694,322
                                                                                            ================

21  See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended December 31, 1995 and 1994
---------------------------------------------------------------------------------------------------------
                                                                     Year Ended         Year Ended
                                                                     December 31, 1995  December 31, 1994
---------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income..............................................  $     43,789,819   $     41,288,571
Net Realized Loss on Investments...................................       (13,008,288)       (15,519,375)
Net Unrealized Appreciation/Depreciation on Investments During the
  Period...........................................................       108,912,791        (76,400,277)
                                                                     -----------------  -----------------
Change in Net Assets from Operations ..............................       139,694,322        (50,631,081)
                                                                     -----------------  -----------------
Distributions from Net Investment Income...........................       (43,561,521)       (41,020,921)
Distributions in Excess of Net Investment Income (Note 1)..........          (826,976)               -0-
                                                                     -----------------  -----------------
Distributions from and in Excess of Net Investment Income*.........       (44,388,497)       (41,020,921)
                                                                     -----------------  -----------------
Net Change in Net Assets from Investment Activities................        95,305,825        (91,652,002)
                                                                     -----------------  -----------------
From Capital Transactions (Note 3):
Proceeds from Shares Sold..........................................       406,337,419         76,732,460
Net Asset Value of Shares Issued Through Dividend Reinvestment.....        23,081,168         21,110,678
Cost of Shares Repurchased.........................................      (116,597,602)      (116,770,207)
                                                                     -----------------  -----------------
Net Change in Net Assets from Capital Transactions.................       312,820,985        (18,927,069)
                                                                     -----------------  -----------------
Total Increase/Decrease in Net Assets..............................       408,126,810       (110,579,071)
Net Assets:
Beginning of the Period............................................       659,354,114        769,933,185
                                                                     -----------------  -----------------
End of the Period (Including undistributed net investment income
  of $(553,439) and $(228,298), respectively) .....................  $  1,067,480,924   $    659,354,114
                                                                     ================   =================

                                                                   Year Ended         Year Ended
*Distributions by Class                                     December 31, 1995  December 31, 1994
------------------------------------------------------------------------------------------------
Distributions from and in Excess of Net Investment Income:
  Class A Shares..........................................  $    (34,867,726)  $    (32,205,506)
  Class B Shares..........................................        (9,177,676)        (8,547,628)
  Class C Shares..........................................          (313,688)          (212,571)
  Class D Shares..........................................           (29,407)           (55,216)
                                                            -----------------  -----------------
                                                            $    (44,388,497)  $    (41,020,921)
                                                            =================  =================

22  See Notes to Financial Statements

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
-------------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended December 31
                                                                        -------------------------------------------------------
Class A Shares                                                          1995       1994        1993       1992       1991
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period............................... $  14.261  $  16.164   $  15.310  $  15.071  $  14.250
                                                                        ---------- ----------- ---------- ---------- ----------
  Net Investment Income................................................      .874       .886        .964      1.041      1.066
  Net Realized and Unrealized Gain/Loss on Investments.................     1.296     (1.907)       .862       .374       .853
                                                                        ---------- ----------- ---------- ---------- ----------
Total from Investment Operations.......................................     2.170     (1.021)      1.826      1.415      1.919
                                                                        ---------- ----------- ---------- ---------- ----------
Less:
  Distributions from and in Excess of Net Investment Income (Note 1)...      .882       .882        .972      1.044      1.098
  Distributions from and in Excess of Net Realized Gain on Investments
    (Note 1) ..........................................................       -0-        -0-         -0-       .132         -0
                                                                        ---------- ----------- ---------- ---------- ----------
Total Distributions....................................................      .882       .882        .972      1.176      1.098
                                                                        ---------- ----------- ---------- ---------- ----------
Net Asset Value, End of the Period..................................... $  15.549  $  14.261   $  16.164  $  15.310  $  15.071
                                                                        ========== =========== ========== ========== ==========
Total Return*..........................................................     15.61%     (6.37%)     12.20%      9.69%     13.98%
Net Assets at End of the Period (In millions).......................... $   839.7  $   495.8   $   597.6  $   463.6  $   293.7
Ratio of Expenses to Average Net Assets*...............................       .99%       .99%        .87%       .86%       .59%
Ratio of Net Investment Income to Average Net Assets*..................      5.86%      5.93%       6.08%      6.76%      7.29%
Portfolio Turnover.....................................................     60.75%     74.96%      81.78%     91.57%    105.99%

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets................................       .99%       N/A         .98%      1.00%      1.07%
Ratio of Net Investment Income to Average Net Assets...................      5.86%       N/A        5.97%      6.62%      6.81%

N/A = Not Applicable

23  See Notes to Financial Statements

Financial Highlights (Continued)
------------------------------------------------------------------------------------------------------------------------
The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
------------------------------------------------------------------------------------------------------------------------
                                                                                                         August 24, 1992
                                                                        Year Ended December 31          (Commencement of
                                                                  -----------------------------------   Distribution) to
Class B Shares                                                    1995        1994         1993        December 31, 1992
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period........................  $  14.261   $  16.139    $  15.308   $  15.481
                                                                  ----------  -----------  ----------  -----------
  Net Investment Income.........................................       .762        .780         .852        .320
  Net Realized and Unrealized Gain/Loss on Investments..........      1.294      (1.890)        .845       (.033)
                                                                  ----------  -----------  ----------  -----------
Total from Investment Operations................................      2.056      (1.110)       1.697        .287
                                                                  ----------  -----------  ----------  -----------
Less:
  Distributions from and in Excess of Net Investment Income
    (Note 1)....................................................       .768        .768         .866        .328
  Distributions from and in Excess of Net Realized Gain on
     Investments (Note 1).......................................        -0-         -0-          -0-        .132
                                                                  ----------  -----------  ----------  -----------
Total Distributions.............................................       .768        .768         .866        .460
                                                                  ----------  -----------  ----------  -----------
Net Asset Value, End of the Period..............................  $  15.549   $  14.261    $  16.139   $  15.308
                                                                  ==========  ===========  ==========  ===========
Total Return*...................................................      14.74%      (6.96%)      11.33%     1.90%**
Net Assets at End of the Period (In millions)...................  $   216.6   $   158.7    $   168.2   $    48.4
Ratio of Expenses to Average Net Assets*........................       1.73%       1.70%        1.65%       1.66%
Ratio of Net Investment Income to Average Net Assets*...........       5.09%       5.22%        5.19%       5.23%
Portfolio Turnover..............................................      60.75%      74.96%       81.78%      91.57%

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets.........................       1.73%        N/A         1.73%       2.42%
Ratio of Net Investment Income to Average Net Assets ...........       5.09%        N/A         5.11%       4.48%

**Non-Annualized
N/A = Not Applicable

24  See Notes to Financial Statements

Financial Highlights (Continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    August 13, 1993
                                                                                                                   (Commencement of
                                                                                   Year Ended         Year Ended   Distribution) to
Class C Shares                                                              December 31, 1995  December 31, 1994  December 31, 1993
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..................................          $  14.262          $  16.141          $  15.990
                                                                                    ----------       -----------         ----------
  Net Investment Income...................................................               .771               .783               .300
  Net Realized and Unrealized Gain/Loss on Investments....................              1.280             (1.894)              .171
                                                                                    ----------       -----------         ----------
Total from Investment Operations..........................................              2.051             (1.111)              .471
  Less Distributions from and in Excess of Net Investment Income (Note 1).               .768               .768               .320
                                                                                    ----------       -----------         ----------
Net Asset Value, End of the Period........................................          $  15.545          $  14.262          $  16.141
                                                                                    ==========       ===========         ==========
Total Return..............................................................             14.74%             (6.97%)            2.96%*
Net Assets at End of the Period (In millions).............................          $    11.2          $     3.9          $     4.1
Ratio of Expenses to Average Net Assets** ................................              1.72%              1.74%              1.85%
Ratio of Net Investment Income to Average Net Assets**....................              5.24%              5.19%              3.95%
Portfolio Turnover........................................................             60.75%             74.96%             81.78%

*Non-Annualized
**The Ratios of Expenses to Average Net Assets were not affected by the assumption of expenses by VKAC.

25  See Notes to Financial Statements

Notes to Financial Statements
December 31, 1995
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Van Kampen American Capital Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen American Capital Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on August 1, 1990. The distribution of the Fund's Class B and Class C shares commenced on August 24, 1992 and August 13, 1993, respectively. On July 6, 1995, all Class D shareholders redeemed their shares and the class was eliminated. The Fund will no longer offer Class D shares.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation-Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. Investment Income and Expenses-Interest income and expenses are recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D. Organizational Expenses-The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $152,425. These costs were amortized over the 60 month period ending July 31, 1995.

E. Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

  The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1995, the Fund had an accumulated capital loss carryforward for tax purposes of $43,018,622. Of this amount, $2,340,989, $30,738, $15,509, $12,455,739, $7,698,483 and $20,477,164 will expire on
December 31, 1996, 1998, 2000, 2001, 2002 and 2003, respectively. Net realized

26

Notes to Financial Statements (Continued)
December 31, 1995
--------------------------------------------------------------------------------

gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of post October 31 losses and the capitalization of reorganization and restructuring costs for tax purposes.

F. Distribution of Income and Gains-The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Permanent book and tax differences relating to the recognition of expenses associated with fund mergers (see note 3) totaling $300,500 have been reclassified from accumulated undistributed net investment income to capital.

  Due to inherent differences in the recognition of interest income under generally accepted accounting principles and federal income tax purposes, for those securities which the Fund has placed on non-accrual status, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets       % Per Annum
------------------------------------
First $500 million.....  .50 of 1%
Over $500 million......  .45 of 1%

  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

  For the year ended December 31, 1995, the Fund recognized expenses of approximately $203,900 representing VKAC's cost of providing accounting, cash management, legal and certain shareholder services (prior to July, 1995) to the Fund.

  In July, 1995, the Fund began using ACCESS Investor Services, Inc., an affiliate of the Adviser, as the transfer agent of the Fund. For the year ended December 31, 1995, the Fund recognized expenses of approximately $379,500, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

  The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. The Fund's liability under the deferred compensation and retirement plans at December 31, 1995, was approximately $66,700.

  At December 31, 1995, VKAC owned 100 shares of Class C.

27

Notes to Financial Statements (Continued)
December 31, 1995
--------------------------------------------------------------------------------

3. Capital Transactions

The Fund has outstanding three classes of common shares, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

  At December 31, 1995, capital aggregated $793,389,808, $211,460,358 and
$10,860,415 for Classes A, B and C, respectively. For the year ended December 31, 1995, transactions were as follows:

                                    Shares        Value
-------------------------------------------------------------------
Sales:
  Class A......................      24,431,223   $    346,409,490
  Class B......................       3,801,812         52,179,384
  Class C......................         533,838          7,748,545
  Class D......................             -0-                -0-
                                    ------------  -----------------
Total Sales....................      28,766,873   $    406,337,419
                                    ============  =================
Dividend Reinvestment:
  Class A......................       1,177,039   $     17,764,127
  Class B......................         338,749          5,104,906
  Class C......................          12,019            181,673
  Class D......................           2,041             30,462
                                    ------------  -----------------
Total Dividend Reinvestment....       1,529,848   $     23,081,168
                                    ============  =================
Repurchases:
  Class A......................      (6,373,222)  $    (93,894,378)
  Class B......................      (1,339,250)       (20,151,942)
  Class C......................         (94,687)        (1,432,423)
  Class D......................         (70,940)        (1,118,859)
                                    ------------  -----------------
Total Repurchases..............      (7,878,099)  $   (116,597,602)
                                    ============  =================

28

Notes to Financial Statements (Continued)
December 31, 1995
--------------------------------------------------------------------------------

  At December 31, 1994, capital aggregated $518,901,563, $174,384,111,
$4,365,588 and $1,088,397 for Classes A, B, C and D, respectively. For the year ended December 31, 1994, transactions were as follows:

                                    Shares        Value
-------------------------------------------------------------------
Sales:
  Class A......................        2,891,335  $      43,601,705
  Class B......................        1,909,204         28,989,319
  Class C......................          141,638          2,139,693
  Class D......................          133,104          2,001,743
                                    ------------  -----------------
Total Sales....................        5,075,281  $      76,732,460
                                    ============  =================
Dividend Reinvestment:
  Class A......................        1,085,808  $      16,133,995
  Class B......................          325,032          4,818,852
  Class C......................            9,020            133,759
  Class D......................            1,671             24,072
                                    ------------  -----------------
Total Dividend Reinvestment....        1,421,531  $      21,110,678
                                    ============  =================
Repurchases:
  Class A......................      (6,182,355)  $    (91,457,676)
  Class B......................      (1,527,736)       (22,372,124)
  Class C......................        (134,564)        (2,002,989)
  Class D......................         (65,876)          (937,418)
                                    ------------  -----------------
Total Repurchases..............      (7,910,531)  $   (116,770,207)
                                    ============  =================

  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                             Contingent Deferred
                             Sales Charge
Year of Redemption           Class B  Class C

--------------------------------------------------
First......................  4.00%    1.00%
Second.....................  3.75%     None
Third......................  3.50%     None
Fourth.....................  2.50%     None
Fifth......................  1.50%     None
Sixth......................  1.00%     None
Seventh and Thereafter.....   None     None

  For the year ended December 31, 1995, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $91,300 and CDSC on the redeemed shares of Classes B, C and D of approximately $442,300. Sales charges do not represent expenses of the Fund.

29

Notes to Financial Statements (Continued)
December 31, 1995
--------------------------------------------------------------------------------

  On September 22, 1995, the Fund acquired all of the assets and liabilities of the Van Kampen American Capital Municipal Bond Fund (the "AC Fund"), through a tax free reorganization approved by AC Fund shareholders on September 21, 1995. The Fund issued 20,054,672, 2,774,312 and 471,489 shares of Classes A, B and C valued at $301,019,346, $41,842,606 and $7,076,761, respectively, in exchange for AC Fund's net assets. Included in these net assets was a capital loss carryforward of $4,423,474 which is included in accumulated net realized gain/loss on investments and cumulative book and tax basis differences related to expenses not yet deductible for tax purposes of $26,963 which is a component of undistributed net investment income. Shares issued in connection with this reorganization are included in common share sales for the current period. Combined net assets on the date of acquisition were $1,027,309,801.

4. Investment Transactions

Aggregate purchases and cost of sales of investment securities, excluding short-term notes and reorganization and restructuring costs, for the year ended December 31, 1995, were $772,434,581 and $479,381,715, respectively.

5. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

  The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.

  Summarized below are the specific types of derivative financial instruments used by the Fund.

A. Option Contracts-An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put)an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

  Transactions in options for the year ended December 31, 1995, were as follows:

                                       Contracts  Premium
----------------------------------------------------------------
Outstanding at December 31, 1994.....       -0-   $         -0-
Options Written and Purchased
  (Net)..............................    16,260      (9,107,396)
Options Terminated in Closing
Transactions (Net)...................    (8,001)      6,083,509
Options Expired (Net)................    (5,209)      2,050,050
Options Exercised (Net)..............    (3,050)        973,837
                                       ---------  --------------
Outstanding at December 31, 1995.....       -0-   $         -0-
                                       =========  ==============

B. Futures Contracts-A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal

30

Notes to Financial Statements (Continued)
December 31, 1995
--------------------------------------------------------------------------------

Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

  The fluctuation in market value of the contracts is settled daily through a cash margin account. Realized gains and losses are recognized when the contracts are closed or expire.

  Transactions in futures contracts for the year ended December 31, 1995, were as follows:

                                       Contracts
------------------------------------------------
Outstanding at December 31, 1994.....    19,084
Futures Opened.......................    34,228
Futures Closed.......................   (52,212)
                                       ---------
Outstanding at December 31, 1995.....     1,100
                                       =========

  The futures contracts outstanding at December 31, 1995, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                 Unrealized
                                                 Appreciation/
                                      Contracts  Depreciation
--------------------------------------------------------------
Five-year U.S. Treasury Note Futures
Mar 1996 - Sells to Open............        700  $   (585,298)
U.S. Treasury Bond Futures
Mar 1996 - Buys to Open.............        400       943,667
                                      ---------  -------------
                                          1,100  $    358,369
                                      =========  =============

C. Indexed Securities-These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

  An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

 An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (the "Service Plan," collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

  Annual fees under the Plans of up to .25% for Class A and 1.00% each for Class B and Class C shares are accrued daily. Included in these fees for the year ended December 31, 1995, are payments to VKAC of approximately $1,409,000.

31

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders of
Van Kampen American Capital Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Municipal Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Municipal Income Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


                                                     KPMG Peat Marwick LLP
Chicago, Illinois
February 6, 1996

32

Van Kampen American Capital Municipal Income Fund
--------------------------------------------------------------------------------

Board of  Trustees

J. Miles Branagan
Linda Hutton Heagy
Roger Hilsman
R. Craig Kennedy
Dennis J. McDonnell*
Donald C. Miller - Chairman
Jack E. Nelson
Don G. Powell*
Jerome L. Robinson
Fernando Sisto
Wayne W. Whalen*
William Stewart Woodside

Officers

Don G. Powell*
President and Chief Executive Officer

Dennis J. McDonnell*
Executive Vice President

Ronald A. Nyberg*
Vice President and Secretary

Edward C. Wood III*
Vice President and Chief Financial Officer

Curtis W. Morell*
Vice President and Chief Accounting Officer

John L. Sullivan*
Treasurer

Tanya M. Loden*
Controller

William N. Brown*
Peter W. Hegel*
Robert C. Peck, Jr.*
Alan T. Sachtleben*
Paul R. Wolkenberg*
Vice Presidents

Investment Adviser

Van Kampen American Capital Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor

Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Transfer Agent

ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive
Chicago, Illinois 60606

Independent Auditors

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

*"Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1996
    All rights reserved.

SM denotes a service mark of
   Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

33




Table of Contents

Letter to Shareholders.................   1
Performance Results....................   3
Performance Perspective................   4
Portfolio Management Review............   5
Portfolio of Investments...............   7
Statement of Assets and Liabilities....  10
Statement of Operations................  11
Statement of Changes in Net Assets.....  12
Financial Highlights...................  13
Notes to Financial Statements..........  16
Independent Auditors' Report...........  22


LTMF ANR 2/96


Letter to Shareholders

January 24, 1996

Dear Shareholder,

  For most investors, it would be hard to surpass the success enjoyed during 1995. The stock and bond markets achieved substantial gains, driven by a combination of continuing economic growth and low inflation. The strength of equity and fixed-income securities in 1995 was particularly impressive because it followed a year in which both markets declined. People who remained invested during 1995 generally shared in the growth of the markets, while investors who retreated after 1994's downturn may have missed out on the double-digit returns.

The rebound in the markets last year reinforces the importance of maintaining a long-term perspective for your investments. While the environment for stocks and bonds remains positive, it is unlikely that 1996 will see a repeat of the markets' strong 1995 performance. However, over the long-term, stocks have outperformed virtually all other types of investments, and bonds have met the needs of investors who seek capital preservation and regular income.


[PHOTO]
Dennis J. McDonnell and Don G. Powell


Economic Overview

  The U.S. economy grew throughout 1995, though the rate of growth slowed toward year end. The gross domestic product (the value of all goods and services produced in the United States) grew at an annual rate of more than 4.2 percent in the third quarter of 1995, but slowed to an estimated 2 to 3 percent in the fourth quarter, with retail and auto sales particularly sluggish. The slower growth rate eased concerns about a rise in inflation and allowed the Federal Reserve Board to lower short-term interest rates by a quarter-percentage point in late December. The reduction in rates during the latter half of 1995 is expected to help generate moderate economic growth in 1996, just as the Fed's raising of short-term rates in 1994 helped slow economic growth in 1995.

  The cut in short-term rates, combined with modest growth forecasts, was viewed by the financial markets as a positive event, pushing up both stock and bond prices. For the year ended December 31, 1995, the Standard & Poor's 500-Stock Index achieved a total return of 37.45 percent. The yield on 10-year Treasury notes was 5.57 percent on December 31, compared to 7.83 percent at the beginning of the year. Because bond prices and yields move in opposite directions, bond prices rose. Many observers expect the Fed to cut rates further if Congress and the President are able to reach an agreement on the federal budget, provided economic conditions justify further easing.

  With a low inflation, low interest rate environment, corporate earnings remained quite strong during the year, helping to push stocks to new highs. The strongest sectors were technology and finance, as these stocks benefited from

                                                         Continued on page two


1




the impact of the Internet, telecommunications deregulation and bank mergers. U.S. companies with global operations also did well, aided by a declining U.S. dollar.

Economic Outlook

  Looking ahead, we are cautiously optimistic. We expect the economy to grow at a rate of 2 to 3 percent throughout 1996, with growth stronger in the second half of the year as the full impact of the Fed's rate cuts take effect. Lower rates will have the greatest impact on interest sensitive industries, such as housing. Although inflation appears to be under control, there probably will be some cyclical upward pressure in 1996.

  The current economic conditions are ideal for stocks, especially those of smaller companies, because they tend to be affected less by economic cycles. The outlook for the fixed income market---including municipal bonds---is positive, too. In the near-term, we believe domestic markets will benefit from a stable U.S. dollar and increased business activity driven in part by a number of recently announced strategic reorganizations of some of the nation's blue chip industry leaders.

  During recent months, debate over tax reform and the federal deficit has dominated the agenda in Washington. Now that we are in a presidential election year, tax reform likely will replace the budget battle as the top issue in Washington. There has been varied speculation about the impact tax reform could have on the economy and on various types of investments. We are following the tax reform debate very closely, and we will keep you updated on this issue throughout the year. See the winter issue of Your Portfolio for a detailed discussion of tax reform.

  On the following pages, you can read about your Fund's performance in 1995, as well as the portfolio management team's outlook for the Fund in the coming months. We hope that you will find this information helpful.

Corporate News

  As part of our commitment to helping you achieve your investment goals, Van Kampen American Capital strives to provide shareholders with the best service in the mutual fund industry. That is why we are especially pleased to have received the 1995 Quality Tested Service Seal, which is awarded annually by DALBAR, Inc., an independent research firm. The Seal, which symbolizes the achievement of the highest tier of service in the mutual fund industry, was awarded to American Capital annually from 1990 to 1994 and we are honored that the service provided by Van Kampen American Capital has achieved the same level of excellence.

Sincerely,


Don G. Powell                Dennis J. McDonnell
Chairman                     President
Van Kampen American Capital  Van Kampen American Capital
Investment Advisory Corp.    Investment Advisory Corp.


2








Performance Results for the Period Ended December 31, 1995
Van Kampen American Capital Limited Term Municipal Income Fund


                               A Shares   B Shares   C Shares
Total Returns
One-year total return
based on NAV<F1>.............     15.31%     14.62%     14.74%
One-year total return<F2>....     11.57%     11.62%     13.74%
Life-of-Fund average annual
total return<F2>.............      5.98%      5.89%      4.32%
Commencement date............   05/28/93   05/28/93   10/19/93
Distribution Rates and Yield
Distribution rate<F3>........      4.47%      3.92%      3.92%
Taxable equivalent
distribution rate<F4>........      6.98%      6.13%      6.13%
SEC Yield<F5>................      4.14%      3.52%      3.52%

<F1> Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge
(3.25% for A shares) or contingent deferred sales charge for early withdrawal
(3% for B shares and 1% for C shares).

<F2> Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (3.25% for A shares) or contingent deferred sales charge for early withdrawal (3% for B shares and 1% for C shares).

<F3> Distribution rate represents the monthly annualized
distributions of the Fund at the end of the period and not the earnings of the Fund.

<F4> Taxable equivalent calculations reflect a federal income tax rate of 36%.

<F5> SEC Yield is a standardized calculation prescribed by the Securities and
Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 30, 1995. Had certain expenses of the Fund not been assumed by VKAC, the SEC Yield would have been 3.46%, 2.84% and 2.84% for Classes A, B and C, respectively, and the total returns would have been lower.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.


3




                 Putting Your Fund's Performance in Perspective


As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:


* Illustrate the general market environment in which your investments are being managed

*  Reflect the impact of favorable market trends or difficult market conditions

* Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.


Growth of a Hypothetical $10,000 Investment
VKAC Limited Term Municipal Income Fund vs. Lehman Brothers Municipal Bond Index (May 1993 through December 1995)

[GRAPH]
                 FUND         INDEX
31-May-93      9,700.00     10,000.00
30-Jun-93      9,881.00     10,167.00
31-Jul-93      9,883.00     10,180.22
31-Aug-93     10,166.81     10,391.97
30-Sep-93     10,290.11     10,510.43
29-Oct-93     10,322.58     10,530.40
30-Nov-93     10,253.29     10,437.74
31-Dec-93     10,452.11     10,657.97
31-Jan-94     10,588.04     10,779.47
28-Feb-94     10,393.65     10,500.29
31-Mar-94     10,032.31     10,072.92
30-Apr-94     10,107.40     10,158.54
31-May-94     10,203.76     10,246.92
30-Jun-94     10,216.38     10,184.42
31-Jul-94     10,363.72     10,370.79
31-Aug-94     10,405.64     10,407.09
30-Sep-94     10,287.92     10,254.10
31-Oct-94     10,105.59     10,071.58
30-Nov-94      9,879.52      9,889.29
31-Dec-94     10,105.51     10,106.85
31-Jan-95     10,344.79     10,395.91
28-Feb-95     10,626.20     10,698.43
31-Mar-95     10,723.61     10,821.46
30-Apr-95     10,755.89     10,834.44
31-May-95     11,073.60     11,180.06
30-Jun-95     10,995.90     11,082.80
31-Jul-95     11,083.90     11,188.08
31-Aug-95     11,205.50     11,330.17
30-Sep-95     11,294.10     11,401.55
31-Oct-95     11,405.60     11,566.87
30-Nov-95     11,517.40     11,758.89
31-Dec-95     11,618.30     11,871.77


The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions for the period ended December 31, 1995, and includes payment of the maximum sales charge (3.25% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.


4


                           Portfolio Management Review


  Van Kampen American Capital Limited Term Municipal Income Fund
We recently spoke with the management team of the Van Kampen American Capital Limited Term Municipal Income Fund about the key events and economic forces which shaped the markets during the past fiscal year. The team includes David C. Johnson, portfolio manager, and Peter W. Hegel, executive vice president for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the twelve-month period ended December 31, 1995.


Q: What were some of the important events or market conditions that had an impact on the Fund's performance during 1995?

A: The bond market in general was quite strong in 1995, and municipal securities, of course, participated in the year's rally. Clearly, the environment for investing in fixed-income securities was extremely favorable across the board.

  Inflation continued to remain in check, with rates hovering around the 2 percent range, while the economy grew at a fairly steady but modest pace. As a result, the Federal Reserve Board lowered its key lending rate (the federal funds rate) by one-quarter percentage point in July of 1995 and again, by one-quarter of a percentage point, in December. Naturally, bond prices were driven higher as rates trended downward over the course of the year (bond prices go up when rates go down, and vice versa).

  Another factor that had been priced into the municipal market late in the year was the expectation that a federal budget agreement was inevitable. The market anticipated a positive budget compromise, and reacted accordingly. Even though the possibility of tax reform weighed on the market to some extent, the belief that progress on the federal budget deficit would be made helped to bolster municipal bonds, especially at the longer end of the maturity spectrum.


Q: How was the Fund managed to take advantage of 1995 market conditions?

A: In response to the above market conditions, we maintained the Fund's current portfolio and investment objectives, and continued to rely on our strong internal credit research team to help us identify the issues that appeared to offer the greatest relative value. As of December 31, 1995, the Fund held a significant portion of its assets (19.8 percent) in issues from the health care industry, a sector in which our research is especially strong, and continued to offer good returns.

  Going forward, the Fund will be able to pursue additional investment opportunities, as its non-fundamental investment policies have been recently amended by the Fund's Board of Trustees. The Fund now has the ability to invest up to 35 percent of its assets in below investment grade, or non-rated securities, which should help to contribute to higher yields, but with potentially higher risk. Additionally, the Fund will be required to maintain an average weighted portfolio maturity of between 3 and 10 years. In an effort to better identify the Fund's objectives, the name will be modified. Van Kampen American Capital Limited Term Municipal Income Fund will be renamed Van Kampen American Capital Intermediate Term Municipal Income Fund.


5





[PIE CHART]
Portfolio Composition as of December 31, 1995

Health Care 19.8%
Airport 14.1.%
General Purpose 13.2%
Multi-Family Housing 13.0%
Single Family Housing 9.9%
Water & Sewer 8.8%
Industrial Revenue 8.2%
Other 7.1%
Public Building 5.9%




Q: How well did the Fund perform under these conditions?

A: The Fund had a solid year of performance, particularly when compared to similar funds with portfolios that are skewed toward an intermediate average maturity.

  The Fund's Class A share net asset value increased over the course of 1995, closing the year at $10.26 per share, up from $9.33 per share at the beginning of the year. Class A share total return at net asset value over the twelve-month period ended December 31, 1995, was 15.31 percent<F1>, compared to the total return of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index, which was 17.46 percent for the same period.

  The Fund's Class A share distribution rate was at 4.47 percent<F3> as of December 31, 1995, that is equal to earning 6.98 percent<F4> on a taxable investment for an investor in the 36 percent federal income tax bracket. (Please refer to the chart on page three for additional Fund performance results.)


Q: What is your outlook for the Fund and the market in the months ahead?

A: We're confident that the investment environment will remain positive for fixed-income securities in the near-term. Inflation appears to be under control and the economy shows no signs of overheating.

  We anticipate the Fed will continue its accomodative monetary policy and reduce the fed funds rate further during the first half of 1996. Based on the historically high level of real interest rates (market rates less the inflation rate), there seems to be room for short-term interest rates to trend lower, which is a good sign for long-term rates as well.

  We expect the supply of new municipal issues to be somewhat flat in 1996, but refunding activity should be high as the lower interest rate environment makes it more attractive for municipalities to retire their higher-yielding outstanding issues.

  In general, conditions appear positive for the continuation of a favorable environment in which to invest in fixed-income securities.



Peter W. Hegel            David C. Johnson
Executive Vice President  Portfolio Manager
Fixed Income Investments


                                             Please see footnotes on page three


6






Portfolio of Investments
December 31, 1995
-----------------------------------------------------------------------------------------------
Par
Amount
(000)    Description                                             Coupon  Maturity  Market Value
-----------------------------------------------------------------------------------------------
         Municipal Bonds
         Arizona 4.5%
$ 1,500  Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig
         Irvington Proj Tucson Ser A Rfdg (FSA Insd) .........   7.250%  07/15/10  $  1,705,410
                                                                                   ------------
         California 6.3%
  1,000  California St Var Rate Cpn (AMBAC Insd) .............    6.400  09/01/08     1,130,660
    540  Montebello, CA Unified Sch Dist Ctfs Partn Cap Impts
         Proj ................................................    5.900  06/01/04       540,324
    660  Pleasanton, CA Jt Pwrs Fin Auth Rev Ser A ...........    6.000  09/02/05       710,873
                                                                                   ------------
                                                                                      2,381,857
                                                                                   ------------
         Colorado 6.3%
    330  Colorado Hsg Fin Auth Access Pgm Single Family
         Pgm Ser E ...........................................    8.125  12/01/24       374,929
  1,000  Denver, CO City & Cnty Arpt Rev Ser A ...............    7.400  11/15/04     1,120,030
    500  Montrose Cnty, CO Ctfs Partn ........................    6.000  06/15/01       506,940
    400  Montrose Cnty, CO Ctfs Partn ........................    6.100  06/15/02       405,520
                                                                                   ------------
                                                                                      2,407,419
                                                                                   ------------
         Florida  3.2%
  1,150  Florida Hsg Fin Agy Maitland Club Apts Ser B 1
         (AMBAC Insd) ........................................    6.750  08/01/14     1,232,524
                                                                                   ------------
         Georgia  7.5%
  1,050  Atlanta, GA Arpt Fac Rev ............................    7.250  01/01/17     1,162,739
  1,490  De Kalb Cnty, GA Hsg Auth Multi Family Hsg Rev North
         Hill Apts Proj Rfdg (FNMA Collateralized) ...........    6.625  01/01/05     1,681,122
                                                                                   ------------
                                                                                      2,843,861
                                                                                   ------------
         Hawaii 2.9%
  1,000  Hawaii St Arpt Sys Rev Second Ser (FGIC Insd) .......    7.500  07/01/20     1,122,000
                                                                                   ------------
         Illinois 10.8%
    250  Bellevue, IL Indl Dev First Mtg Rev Kmart Corp
         Proj Rfdg ...........................................    6.250  04/01/09       211,715
    235  Danville, IL Single Family Mtg Rev Rfdg .............    7.300  11/01/10       244,924
  1,335  Illinois Dev Fin Auth Elderly Hsg Rev Libertyville
         Twrs A ..............................................    6.500  09/01/09     1,390,256
    750  Illinois Hlth Fac Auth Rev Holy Cross Hosp Proj Ser
         94-A ................................................    6.250  03/01/04       775,095
    400  Illinois Hlth Fac Auth Rev Swedish Covenant Ser A
         Rfdg & Impt .........................................    5.800  08/01/03       422,048
    340  Macon County, IL Rev Cap Apprec Millikin Univ (AMBAC
         Insd) ...............................................        *  10/01/06       198,846
    370  Macon County, IL Rev Cap Apprec Millikin Univ (AMBAC
         Insd) ...............................................        *  10/01/07       203,751
    410  Macon County, IL Rev Cap Apprec Millikin Univ (AMBAC
         Insd) ...............................................        *  10/01/08       213,356

                                  See Notes to Financial Statements
7







Portfolio of Investments (Continued)
December 31, 1995
---------------------------------------------------------------------------------------------
Par
Amount
(000)    Description                                            Coupon Maturity  Market Value
---------------------------------------------------------------------------------------------
        Illinois (Continued)
$  455  Macon County, IL Rev Cap Apprec Millikin Univ (AMBAC
        Insd) ................................................     *%  10/01/09  $   222,763
   500  Macon County, IL Rev Cap Apprec Millikin Univ (AMBAC
        Insd) ................................................     *   10/01/10      229,090
                                                                                 -----------
                                                                                   4,111,844
                                                                                 -----------
        Kansas .6%
   195  Labette Cnty, KS Single Family Mtg Rev Ser A Rfdg ....  8.400  12/01/11      213,504
                                                                                 -----------
        Kentucky 1.0%
   375  Jefferson Cnty, KY Multi Family Rev Hsg Whipps
        Mill Proj Ser A Rfdg .................................  5.875  06/01/04      385,028
                                                                                 -----------
        Massachusetts 5.8%
   470  Boston, MA Wtr & Swr Comm Rev Ser A ..................  9.250  01/01/11      654,456
   400  Massachusetts St Hlth & Edl Fac Auth Rev Saint Mem
        Med Cent Ser A .......................................  5.750  10/01/06      352,936
 1,000  South Essex, MA Swr Dist Ser B (MBIA Insd) ...........  7.500  06/01/05    1,200,930
                                                                                 -----------
                                                                                   2,208,322
                                                                                 -----------
        Missouri 5.9%
 1,500  Kansas City, MO Arpt Rev Genl Impt Ser A
        (Cap Guar Insd) ......................................  7.000  09/01/12    1,692,090

   500  Missouri St Hsg Dev Comm Mtg Single Family Homeowner
        Ser C (GNMA Collateralized) ..........................  7.250  09/01/26      552,020
                                                                                 -----------
                                                                                   2,244,110
                                                                                 -----------
        New Hampshire .5%
   200  New Hampshire Higher Edl & Hlth Fac Auth Rev Hosp
        Nashua Mem Hosp ......................................  5.500  10/01/02      202,908
                                                                                 -----------
        New Jersey 3.1%
 1,000  New Jersey Hlthcare Fac Fin Auth Rev
        Christ Hosp Group Issue (Connie Lee Insd) ............  7.000  07/01/06    1,169,500
                                                                                 -----------
        New York 10.5%
   390  Erie Cnty, NY Indl Dev Agy Civic Fac Rev
        Mercy Hosp Buffalo Proj Ser A ........................  5.900  06/01/03      402,738
 1,185  New York St Environmental Fac Corp Pollutn Ctl Rev St
        Wtr Revolving Fd .....................................  7.000  06/15/12    1,325,991
 1,000  New York St Med Care Fac Fin Agy Rev NY Hosp Mtg Ser
        A (AMBAC Insd) .......................................  6.200  08/15/05    1,112,980
 1,000  Niagara Falls, NY Pub Impt (MBIA Insd) ...............  6.900  03/01/20    1,146,370
                                                                                 -----------
                                                                                   3,988,079
                                                                                 -----------
        Ohio 2.7%
 1,000  Ohio St Air Quality Dev Auth Rev Owens Corning
        Fiberglas Proj Rfdg ..................................  6.250  06/01/04    1,039,040
                                                                                 -----------


8                    See Notes to Financial Statements






Portfolio of Investments (Continued)
December 31, 1995
---------------------------------------------------------------------------------------------
Par
Amount
(000)  Description                                             Coupon  Maturity  Market Value
---------------------------------------------------------------------------------------------
       Oklahoma 1.8%
$ 660  Shawnee, OK Hosp Auth Hosp Rev Midamerica
       Hlthcare Inc Rfdg ...................................   5.750%  10/01/03  $  676,520
                                                                                 ----------
       Pennsylvania 7.6%
1,000  Cumberland Cnty, PA Muni Auth Rev First Mtg
       Carlisle Hosp & Hlth ................................    5.500  11/15/98   1,007,330
  225  Erie, PA Higher Edl Bldg Auth College Rev Mercyhurst
       College Proj A Rfdg .................................    5.300  03/15/03     230,121
1,000  Pennsylvania Intergovt Coop Auth Spl Tax Rev
       Philadelphia Funding Pgm (FGIC Insd) ................    6.750  06/15/21   1,136,680
  500  Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp Rev
       Friends Hosp ........................................    5.950  05/01/04     519,585
                                                                                 ----------
                                                                                  2,893,716
                                                                                 ----------
       Texas 3.9%
  500  Brazos Cnty, TX Hlth Fac Dev Corp Franciscan Svcs
       Corp Rev Saint Joseph Rfdg ..........................    5.600  01/01/03     509,560
  965  Texas St ............................................    6.350  12/01/13     991,251
                                                                                 ----------
                                                                                  1,500,811
                                                                                 ----------
       Utah 5.8%
2,080  Utah St Hsg Fin Agy Single Family Mtg Mezz
       Ser A-1 (FHA Gtd) ...................................    7.150  07/01/12   2,200,203
                                                                                 ----------
       Guam 4.1%
1,550  Guam Govt Ser A .....................................    5.500  09/01/01   1,568,677
                                                                                 ----------
Total Long-Term Investments 94.8%
  (Cost $33,858,657) <F1>......................................................  36,095,333
Other Assets in Excess of Liabilities  5.2%....................................   1,990,962
                                                                                 ----------
Net Assets  100%............................................................... $38,086,295
                                                                                ===========

*Zero coupon bond

<F1>  At December 31, 1995, cost for federal income tax purposes is $33,858,657;
      the aggregate gross unrealized appreciation is $2,312,522 and the aggregate gross unrealized depreciation is $75,846, resulting in net unrealized appreciation of $2,236,676.

The following table summarizes the portfolio composition at December 31, 1995, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.


Portfolio Composition by Credit Quality
AAA.....    46.0%
AA......     8.2
A.......    17.9
BBB.....    26.9
B.......     1.0
          -------
           100.0%
          =======


9                    See Notes to Financial Statements





Statement of Assets and Liabilities
December 31, 1995
-------------------------------------------------------------------------------------------------
Assets:
Investments, at Market Value (Cost $33,858,657) (Note 1)..........................  $  36,095,333
Cash..............................................................................      1,442,369
Receivables:
  Interest........................................................................        728,320
  Investments Sold................................................................         90,105
  Fund Shares Sold................................................................            158
Unamortized Organizational Expenses and Initial Registration Costs (Note 1).......         28,849
Other.............................................................................            820
                                                                                    --------------
    Total Assets..................................................................     38,385,954
                                                                                    --------------
Liabilities:
Payables:
  Fund Shares Repurchased.........................................................         69,029
  Income Distributions............................................................         45,327
Accrued Expenses..................................................................        185,303
                                                                                    --------------
    Total Liabilities.............................................................        299,659
                                                                                    --------------
Net Assets........................................................................  $  38,086,295
                                                                                    ==============
Net Assets Consist of:
Capital (Note 3)..................................................................  $  36,760,721
Net Unrealized Appreciation on Investments........................................      2,236,676
Accumulated Undistributed Net Investment Income...................................        122,028
Accumulated Net Realized Loss on Investments......................................     (1,033,130)
                                                                                    --------------
Net Assets........................................................................  $  38,086,295
                                                                                    ==============
Maximum Offering Price Per Share:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of
    $15,612,391 and 1,521,067 shares of capital stock issued and outstanding)
    (Note 3)......................................................................  $       10.26
    Maximum sales charge (3.25%* of offering price)...............................            .34
                                                                                    --------------
    Maximum offering price to public..............................................  $       10.60
                                                                                    ==============
  Class B Shares:
    Net asset value and offering price per share (Based on net assets of
    $17,530,702 and 1,708,127 shares of capital stock issued and outstanding)
    (Note 3)......................................................................  $       10.26
                                                                                    ==============
  Class C Shares:
    Net asset value and offering price per share (Based on net assets of
    $4,943,202 and 481,795 shares of capital stock issued and outstanding)
    (Note 3)......................................................................  $       10.26
                                                                                    ==============

*On sales of $25,000 or more, the sales charge will be reduced.

10  See Notes to Financial Statements






Statement of Operations
For the Year Ended December 31, 1995
-----------------------------------------------------------------------------------------------------
Investment Income:
Interest............................................................................  $    2,302,282
                                                                                      ---------------
Expenses:
Distribution (12b-1) and Service Fees (Allocated to Classes A, B and C of $43,057,
  $173,591 and $45,692, respectively) (Note 5)......................................         262,340
Investment Advisory Fee (Note 2)....................................................         188,923
Custody.............................................................................          61,482
Shareholder Services (Note 2).......................................................          56,026
Trustees Fees and Expenses (Note 2).................................................          46,654
Printing............................................................................          43,190
Legal (Note 2)......................................................................          16,772
Amortization of Organizational Expenses and Initial Registration Costs (Note 1).....          11,994
Other...............................................................................          85,446
                                                                                      ---------------
    Total Expenses..................................................................         772,827
    Less Fees Waived and Expenses Reimbursed ($188,923 and $41,405, respectively)...         230,328
                                                                                      ---------------
    Net Expenses....................................................................         542,499
                                                                                      ---------------
Net Investment Income...............................................................  $    1,759,783
                                                                                      ===============
Realized and Unrealized Gain/Loss on Investments:
Realized Gain/Loss on Investments:
    Proceeds from Sales.............................................................  $   31,006,266
    Cost of Securities Sold.........................................................     (30,420,474)
                                                                                      ---------------
Net Realized Gain on Investments....................................................         585,792
                                                                                      ---------------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period...........................................................        (730,149)
  End of the Period.................................................................       2,236,676
                                                                                      ---------------
Net Unrealized Appreciation on Investments During the Period........................       2,966,825
                                                                                      ---------------
Net Realized and Unrealized Gain on Investments.....................................  $    3,552,617
                                                                                      ===============
Net Increase in Net Assets from Operations..........................................  $    5,312,400
                                                                                      ===============


11  See Notes to Financial Statements





Statement of Changes in Net Assets
For the Years Ended December 31, 1995 and 1994
--------------------------------------------------------------------------------------------------------
                                                                    Year Ended         Year Ended
                                                                    December 31, 1995  December 31, 1994
--------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income.............................................  $      1,759,783   $      1,662,700
Net Realized Gain/Loss on Investments.............................           585,792         (1,618,922)
Net Unrealized Appreciation/Depreciation on Investments During
  the Period......................................................         2,966,825         (1,358,144)
                                                                    -----------------  -----------------
Change in Net Assets from Operations .............................         5,312,400         (1,314,366)
                                                                    -----------------  -----------------
Distributions from Net Investment Income:
  Class A Shares..................................................          (757,945)          (787,021)
  Class B Shares..................................................          (704,432)          (749,473)
  Class C Shares..................................................          (185,738)          (121,533)
                                                                    -----------------  -----------------
    Total Distributions...........................................        (1,648,115)        (1,658,027)
                                                                    -----------------  -----------------
Net Change in Net Assets from Investment Activities...............         3,664,285         (2,972,393)
                                                                    -----------------  -----------------
From Capital Transactions (Note 3):
Proceeds from Shares Sold.........................................         4,993,059         19,067,615
Net Asset Value of Shares Issued Through Dividend Reinvestment....         1,091,043          1,096,122
Cost of Shares Repurchased........................................        (9,751,835)        (7,289,151)
                                                                    -----------------  -----------------
Net Change in Net Assets from Capital Transactions................        (3,667,733)        12,874,586
                                                                    -----------------  -----------------
Total Increase/Decrease in Net Assets.............................            (3,448)         9,902,193

Net Assets:
Beginning of the Period...........................................        38,089,743         28,187,550
                                                                    -----------------  -----------------
End of the Period (Including undistributed net investment income
  of $122,028 and $10,360, respectively) .........................  $     38,086,295   $     38,089,743
                                                                    =================  =================


12  See Notes to Financial Statements




Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
------------------------------------------------------------------------------------------------
                                                                                May 28, 1993
                                                    Year          Year          (Commencement
                                                    Ended         Ended         of Investment
                                                    December 31,  December 31,  Operations) to
Class A Shares                                      1995          1994          December 31, 1993
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period .........  $     9.330   $   10.145    $          9.700
                                                    ------------  ------------  -----------------
  Net Investment Income...........................         .508         .489                .278
  Net Realized and Unrealized Gain/Loss on
    Investments...................................         .900        (.815)               .462
                                                    ------------  ------------  -----------------
Total from Investment Operations..................        1.408        (.326)               .740
                                                    ------------  ------------  -----------------
Less:
  Distributions from Net Investment Income........         .474         .489                .273
  Distributions from Net Realized Gain on
    Investments...................................          -0-          -0-                .022
                                                    ------------  ------------  -----------------
Total Distributions...............................         .474         .489                .295
                                                    ------------  ------------  -----------------
Net Asset Value, End of the Period................  $    10.264   $    9.330    $         10.145
                                                    ============  ============  =================
Total Return*.....................................        15.31%       (3.32%)            7.75%**
Net Assets at End of the Period (In millions).....  $      15.6   $     15.7    $           14.0
Ratio of Expenses to Average Net
  Assets* (Annualized)............................         1.00%         .67%                .14%
Ratio of Net Investment Income to
Average Net Assets* (Annualized)..................         5.10%        5.07%               4.78%
Portfolio Turnover................................        75.11%      274.43%              85.56%

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net
  Assets (Annualized).............................         1.61%        1.75%               2.21%
Ratio of Net Investment Income to
  Average Net Assets (Annualized).................         4.49%        3.99%               2.70%


**Non-Annualized


13  See Notes to Financial Statements




Financial Highlights (Continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
-------------------------------------------------------------------------------------------------

                                                                                May 28, 1993
                                                    Year          Year          (Commencement
                                                    Ended         Ended         of Investment
                                                    December 31,  December 31,  Operations) to
Class B Shares                                      1995          1994          December 31, 1993
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period .........  $     9.319   $   10.137    $          9.700
                                                    ------------  ------------  -----------------
  Net Investment Income...........................         .430         .417                .233
  Net Realized and Unrealized Gain/Loss on
    Investments...................................         .916        (.818)               .460
                                                    ------------  ------------  -----------------
Total from Investment Operations..................        1.346        (.401)               .693
                                                    ------------  ------------  -----------------
Less:
  Distributions from Net Investment Income........         .402         .417                .234
  Distributions from Net Realized Gain on
    Investments...................................          -0-          -0-                .022
                                                    ------------  ------------  -----------------
Total Distributions...............................         .402         .417                .256
                                                    ------------  ------------  -----------------
Net Asset Value, End of the Period................  $    10.263   $    9.319    $         10.137
                                                    ============  ============  =================
Total Return*.....................................        14.62%       (4.04%)            7.23%**
Net Assets at End of the Period (In millions).....  $      17.5   $     17.7    $           13.9
Ratio of Expenses to Average Net
  Assets* (Annualized)............................         1.75%        1.43%                .92%
Ratio of Net Investment Income to
Average Net Assets* (Annualized)..................         4.33%        4.30%               3.95%
Portfolio Turnover................................        75.11%      274.43%              85.56%

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net
  Assets (Annualized).............................         2.36%        2.50%               2.98%
Ratio of Net Investment Income to
  Average Net Assets (Annualized).................         3.72%        3.24%               1.89%

**Non-Annualized


14  See Notes to Financial Statements





Financial Highlights (Continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------------------------

                                                   Year          Year          October 19, 1993
                                                   Ended         Ended         (Commencement
                                                   December 31,  December 31,  of Distribution) to
Class C Shares                                     1995          1994          December 31, 1993
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.........  $     9.314   $   10.134    $          10.250
                                                   ------------  ------------  -------------------
  Net Investment Income..........................         .430         .419                 .091
  Net Realized and Unrealized Gain/Loss on
    Investments..................................         .918        (.822)               (.098)
                                                   ------------  ------------  -------------------
Total from Investment Operations.................        1.348        (.403)               (.007)
                                                   ------------  ------------  -------------------
Less:
  Distributions from Net Investment Income.......         .402         .417                 .087
  Distributions from Net Realized Gain on
    Investments..................................          -0-          -0-                 .022
                                                   ------------  ------------  -------------------
Total Distributions..............................         .402         .417                 .109
                                                   ------------  ------------  -------------------
Net Asset Value, End of the Period...............  $    10.260   $    9.314    $          10.134
                                                   ============  ============  ===================
Total Return*....................................        14.74%       (4.04%)             (.10%)**
Net Assets at End of the Period (In millions)....  $       4.9   $      4.7    $              .3
Ratio of Expenses to Average Net
  Assets* (Annualized)...........................         1.74%        1.43%                 .97%
Ratio of Net Investment Income to
Average Net Assets* (Annualized).................         4.36%        4.34%                4.05%
Portfolio Turnover...............................        75.11%      274.43%               85.56%

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net
  Assets (Annualized)............................         2.34%        2.46%                2.97%
Ratio of Net Investment Income to
  Average Net Assets (Annualized)................         3.75%        3.31%                2.06%

**Non-Annualized

15  See Notes to Financial Statements






Notes to Financial Statements
December 31, 1995
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Van Kampen American Capital Limited Term Municipal Income Fund (the "Fund") is organized as a series of Van Kampen American Capital Tax Free Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on May 28, 1993 with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on October 19, 1993.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation-Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. As of December 31, 1995, there were no when issued or delayed delivery purchase commitments.

C. Investment Income and Expenses-Interest income and expenses are recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


16





Notes to Financial Statements (Continued)
December 31, 1995
--------------------------------------------------------------------------------

D. Organizational Expenses and Initial Registration Costs-The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization and initial registration in the amount of $60,000. These costs are being amortized on a straight line basis over the 60 month period ending May 27, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational expenses and initial registration costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

  The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 1995, the Fund had an accumulated capital loss carryforward of $1,033,130, of which $849,643 and $183,487 will expire on December 31, 2002 and
2003, respectively. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

F. Distribution of Income and Gains-The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly as follows:

Average Net Assets       % Per Annum
------------------------------------
First $500 million.....  .500 of 1%
Over $500 million......  .450 of 1%



17


Notes to Financial Statements (Continued)
December 31, 1995
--------------------------------------------------------------------------------

  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

  For the year ended December 31, 1995, the Fund recognized expenses of approximately $23,600 representing VKAC's cost of providing accounting, cash management, legal and certain shareholder services (prior to July, 1995) to the Fund.

  In July, 1995, the Fund began using ACCESS Investor Services, Inc., an affiliate of the Adviser, as the transfer agent of the Fund. For the year ended December 31, 1995, the Fund recognized expenses of approximately $16,900, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

  The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. The Fund's liability under the deferred compensation and retirement plans at December 31, 1995, was approximately $34,000.

  At December 31, 1995, VKAC owned 1,000, 100 and 100 shares of beneficial interest of Classes A, B and C, respectively.

3. Capital Transactions
The Fund has outstanding three classes of common shares, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.


18

Notes to Financial Statements (Continued)
December 31, 1995
--------------------------------------------------------------------------------

  At December 31, 1995, capital aggregated $15,073,760, $17,035,048 and
$4,651,913 for Classes A, B and C, respectively. For the year ended December 31, 1995, transactions were as follows:



                                 Shares      Value
------------------------------------------------------------
Sales:
  Class A......................    132,361   $    1,315,355
  Class B......................    172,036        1,724,905
  Class C......................    197,244        1,952,799
                                 ----------  ---------------
Total Sales....................    501,641   $    4,993,059
                                 ==========  ===============
Dividend Reinvestment:
  Class A......................     51,462   $      512,479
  Class B......................     41,187          409,706
  Class C......................     16,979          168,858
                                 ----------  ---------------
Total Dividend Reinvestment....    109,628   $    1,091,043
                                 ==========  ===============
Repurchases:
  Class A......................   (346,026)  $   (3,440,596)
  Class B......................   (400,845)      (3,959,338)
  Class C......................   (238,970)      (2,351,901)
                                 ----------  ---------------
Total Repurchases..............   (985,841)  $   (9,751,835)
                                 ==========  ===============


19



Notes to Financial Statements (Continued)
December 31, 1995
--------------------------------------------------------------------------------

  At December 31, 1994, capital aggregated $16,686,522, $18,859,775 and
$4,882,157 for Classes A, B and C, respectively. For the year ended December 31, 1994, transactions were as follows:


                                 Shares      Value
------------------------------------------------------------
Sales:
  Class A......................    611,527   $    5,970,329
  Class B......................    794,014        7,783,860
  Class C......................    555,340        5,313,426
                                 ----------  ---------------
Total Sales....................  1,960,881   $   19,067,615
                                 ==========  ===============
Dividend Reinvestment:
  Class A......................     54,779   $      528,311
  Class B......................     48,361          465,700
  Class C......................     10,697          102,111
                                 ----------  ---------------
Total Dividend Reinvestment....    113,837   $    1,096,122
                                 ==========  ===============
Repurchases:
  Class A......................   (359,335)  $   (3,439,466)
  Class B......................   (316,420)      (2,980,786)
  Class C......................    (92,860)        (868,899)
                                 ----------  ---------------
Total Repurchases..............   (768,615)  $   (7,289,151)
                                 ----------  ---------------


  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and Class C shares will be imposed on most redemptions made within four years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and Class C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.


                           Contingent Deferred
                           Sales Charge
Year of Redemption         Class B  Class C
-------------------------------------------
First....................  3.00%    1.00%
Second...................  2.50%    None
Third....................  2.00%    None
Fourth...................  1.00%    None
Fifth and Thereafter.....  None     None


20


Notes to Financial Statements (Continued)
December 31, 1995
--------------------------------------------------------------------------------

  For the year ended December 31, 1995, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $1,900 and CDSC on the redeemed shares of Classes B and C of approximately $64,700. Sales charges do not represent expenses of the Fund.

4. Investment Transactions

Aggregate purchases and cost of sales of investment securities, excluding short-term notes, for the year ended December 31, 1995, were $27,937,477 and $30,420,474, respectively.

5. Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (the "Service Plan," collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

  Annual fees under the Plans of up to .25% of Class A shares and 1.00% each of Class B and Class C shares are accrued daily. Included in these fees for the year ended December 31, 1995, are payments to VKAC of approximately $151,100.


21



Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders of
Van Kampen American Capital Limited Term Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Limited Term Municipal Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Limited Term Municipal Income Fund as of December 31, 1995, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                   KPMG Peat Marwick LLP
Chicago, Illinois
February 6, 1996


22


Funds Distributed by Van Kampen American Capital
--------------------------------------------------------------------------------


GLOBAL AND INTERNATIONAL
  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund

EQUITY
Growth
  Emerging Growth Fund
  Enterprise Fund
  Pace Fund
Growth & Income
  Balanced Fund
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund

FIXED INCOME
  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Limited Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund
  Texas Tax Free Income Fund

THE GOVETT FUNDS
  Emerging Markets Fund
  Global Income Fund
  International Equity Fund
  Latin America Fund
  Pacific Strategy Fund
  Smaller Companies Fund

Ask your investment adviser for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.


23


Van Kampen American Capital Limited Term Municipal Income Fund
--------------------------------------------------------------------------------


Board of  Trustees

J. Miles Branagan

Linda Hutton Heagy

Roger Hilsman

R. Craig Kennedy

Dennis J. McDonnell*

Donald C. Miller - Chairman

Jack E. Nelson

Don G. Powell*

Jerome L. Robinson

Fernando Sisto

Wayne W. Whalen*

William Stewart Woodside


Officers

Don G. Powell*
President and Chief Executive Officer

Dennis J. McDonnell*
Executive Vice President

Ronald A. Nyberg*
Vice President and Secretary

Edward C. Wood III*
Vice President and Chief Financial Officer

Curtis W. Morell*
Vice President and Chief Accounting Officer

John L. Sullivan*
Treasurer

Tanya M. Loden*
Controller

William N. Brown*
Peter W. Hegel*
Robert C. Peck, Jr.*
Alan T. Sachtleben*
Paul R. Wolkenberg*
Vice Presidents


Investment Adviser

Van Kampen American Capital Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181


Distributor

Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181


Transfer Agent

ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256


Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105


Legal Counsel

Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive
Chicago, Illinois 60606


Independent Auditors

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601


*"Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1996 All rights reserved.

SM denotes a service mark of
Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

24

Table of Contents

Letter to Shareholders.................   1
Performance Results....................   3
Performance Perspective................   4
Portfolio Management Review............   5
Portfolio of Investments...............   7
Statement of Assets and Liabilities....   9
Statement of Operations................  10
Statement of Changes in Net Assets.....  11
Financial Highlights...................  12
Notes to Financial Statements..........  15
Independent Auditors' Report...........  21

FLI ANR 2/96

Letter to Shareholders

January 30, 1996

Dear Shareholder,
  For most investors, it would be hard to surpass the success enjoyed during 1995. The stock and bond markets achieved substantial gains, driven by a combination of continuing economic growth and low inflation.
The strength of equity and fixed-income securities in 1995 was particularly impressive because it followed a year in which both markets declined. People who remained invested during 1995 generally shared in the growth of the markets, while investors who retreated after 1994's downturn may have missed out on the double-digit returns.

The rebound in the markets last year reinforces the importance of maintaining a long-term perspective for your investments. While the environment for stocks and bonds remains positive, it is unlikely that 1996 will see a repeat of the markets' strong 1995 performance. However, over the long-term, stocks have outperformed virtually all other types of investments, and bonds have met the needs of investors who seek capital preservation and regular income.

[PHOTO]
Dennis J. McDonnell and Don G. Powell

Economic Overview
  The U.S. economy grew throughout 1995, though the rate of growth slowed toward yearend. The gross domestic product (the value of all goods and services produced in the United States) grew at an annual rate of more than 4.2 percent in the third quarter of 1995, but slowed to an estimated 2 to 3 percent in the fourth quarter, with retail and auto sales particularly sluggish. The slower growth rate eased concerns about a rise in inflation and allowed the Federal Reserve Board to lower short-term interest rates by a quarter-percentage point in late December. The reduction in rates during the latter half of 1995 is expected to help generate moderate economic growth in 1996, just as the Fed's raising of short-term rates in 1994 helped slow economic growth in 1995.
  The cut in short-term rates, combined with modest growth forecasts, was viewed by the financial markets as a positive event, pushing up both stock and bond prices. For the year ended December 31, 1995, the Standard & Poor's 500-Stock Index achieved a total return of 37.45 percent. The yield on 10-year Treasury notes was 5.57 percent on December 31, compared to 7.83 percent at the beginning of the year. Because bond prices and yields move in opposite directions, bond prices rose. Many observers expect the Fed to cut rates further if Congress and the President are able to reach an agreement on the federal budget, provided economic conditions justify further easing.
  With a low inflation, low interest rate environment, corporate earnings remained quite strong during the year, helping to push stocks to new highs. The strongest sectors were technology and finance, as these stocks benefited from the impact of the Internet,

Continued on page two

1

telecommunications deregulation and bank mergers. U.S. companies with global operations also did well, aided by a declining U.S. dollar.

Economic Outlook
  Looking ahead, we are cautiously optimistic. We expect the economy to grow at a rate of 2 to 3 percent throughout 1996, with growth stronger in the second half of the year as the full impact of the Fed's rate cuts take effect. Lower rates will have the greatest impact on interest sensitive industries, such as housing. Although inflation appears to be under control, there probably will be some cyclical upward pressure in 1996.
  The current economic conditions are ideal for stocks, especially those of smaller companies, because they tend to be affected less by economic cycles. The outlook for the fixed income market---including municipal bonds---is positive, too. In the near-term, we believe domestic markets will benefit from a stable U.S. dollar and increased business activity driven in part by a number of recently announced strategic reorganizations of some of the nation's blue chip industry leaders.
  During recent months, debate over tax reform and the federal deficit has dominated the agenda in Washington. Now that we are in a presidential election year, tax reform likely will replace the budget battle as the top issue in Washington. There has been varied speculation about the impact tax reform could have on the economy and on various types of investments. We are following the tax reform debate very closely, and we will keep you updated on this issue throughout the year. See the winter issue of Your Portfolio for a detailed discussion of tax reform.
  On the following pages, you can read about your Fund's performance in 1995, as well as the portfolio management team's outlook for the Fund in the coming months. We hope that you will find this information helpful.

Corporate News
  As part of our commitment to helping you achieve your investment goals, Van Kampen American Capital strives to provide shareholders with the best service in the mutual fund industry. That is why we are especially pleased to have received the 1995 Quality Tested Service Seal, which is awarded annually by DALBAR, Inc., an independent research firm. The Seal, which symbolizes the achievement of the highest tier of service in the mutual fund industry, was awarded to American Capital annually from 1990 to 1994 and we are honored that the service provided by Van Kampen American Capital has achieved the same level of excellence.

Sincerely,

Don G. Powell                Dennis J. McDonnell
Chairman                     President
Van Kampen American Capital  Van Kampen American Capital
Investment Advisory Corp.    Investment Advisory Corp.

2

Performance Results for the Period Ended December 31, 1995
Van Kampen American Capital Florida Insured Tax Free Income Fund


Total Returns
                                                   A Shares   B Shares   C Shares
One-year total return based on NAV<F1>...........     16.29%     15.53%     15.61%
One-year total return<F2>........................     10.77%     11.53%     14.61%
Life-of-Fund average annual total return<F2>.....      6.38%      6.75%      9.36%
Commencement date................................   07/29/94   07/29/94   07/29/94
Distribution Rates and Yield
Distribution rate<F3>............................      5.00%      4.55%      4.54%
Taxable equivalent distribution rate<F4>.........      7.81%      7.11%      7.09%
SEC Yield<F5>....................................      4.93%      4.41%      4.41%

<F1>Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

<F2>Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

<F3>Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

<F4>Taxable equivalent calculations reflect a federal income tax rate of 36%.

<F5>SEC Yield is a standardized calculation prescribed by the Securities and
Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 30, 1995. Had certain expenses of the Fund not been assumed by VKAC, the SEC Yield would have been 3.60%, 3.08% and 3.08% for Classes A, B and C, respectively, and total returns would have been lower.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.


3

Putting Your Fund's Performance in Perspective

  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

* Illustrate the general market environment in which your investments are being managed

*  Reflect the impact of favorable market trends or difficult market conditions

* Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

Growth of a Hypothetical $10,000 Investment

Van Kampen American Capital Florida Insured Tax Free Income Fund vs. Lehman Brothers Municipal Bond Index (July 1994 through December 1995)

[GRAPH]

                FUND        INDEX
29-Jul-94     9,526.95    10,000.00
31-Aug-94     9,634.90    10,035.00
30-Sep-94     9,519.10     9,887.49
31-Oct-94     9,288.80     9,711.49
30-Nov-94     9,010.30     9,535.71
30-Dec-94     9,387.00     9,745.50
31-Jan-95     9,717.90    10,024.22
28-Feb-95     9,982.10    10,315.92
31-Mar-95    10,020.90    10,434.55
30-Apr-95     9,997.80    10,447.08
31-May-95    10,279.50    10,780.34
30-Jun-95    10,144.80    10,686.55
31-Jul-95    10,233.20    10,788.07
31-Aug-95    10,350.10    10,925.08
30-Sep-95    10,418.20    10,993.91
31-Oct-95    10,564.60    11,153.32
30-Nov-95    10,797.10    11,338.46
31-Dec-95    10,916.20    11,447.31

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions for the period ended December 31, 1995, and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

4

Portfolio Management Review

Van Kampen American Capital Florida Insured Tax Free Income Fund

We recently spoke with the management team of the Van Kampen American Capital Florida Insured Tax Free Income Fund about the key events and economic forces which shaped the markets during the past fiscal year. The team includes Joe Piraro, portfolio manager, and Peter W. Hegel, executive vice president for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the twelve-month period ended December 31, 1995.

  Q: What were some of the important events or market conditions which had an impact on the Fund's performance during 1995?

  A: The bond market in general was quite strong in 1995, and municipal securities, of course, participated in the year's rally. Clearly, the environment for investing in fixed income securities was extremely favorable across the board.
  Inflation continued to remain in check, with rates hovering around the 2 percent range, while the economy grew at a fairly steady but modest pace. As a result, the Federal Reserve Board lowered its key lending rate (the fed funds rate) by one-quarter percentage point in July of 1995 and again, by one-quarter of a percentage point, in December. Naturally, bond prices were driven higher as rates trended downward over the course of the year (bond prices go up when rates go down, and vice versa).
  Another factor that had been priced into the municipal market late in the year was the expectation that a federal budget agreement was inevitable. The market anticipated a positive budget compromise, and reacted accordingly. Even though the possibility of tax reform weighed on the market to some extent, the belief that progress on the federal budget deficit would be made helped to bolster municipal bonds, especially at the longer end of the maturity spectrum.

  Q: What were some of the challenges you faced in managing the Fund?

  A: The Florida municipal market is heavily skewed toward the insured sector---more than 65 percent of the market volume involves insured municipal bonds. This is due in large part to the high level of demand for insured issues within the residents of the state.
  The large supply means we have plenty of choices to make, and our challenge is to find the issues that appear to offer the greatest relative value. We continue to rely on our strong internal credit research team to help us do just that.

  Q: How did the Fund perform, and how did you position the Fund to take advantage of the market conditions of the past year?

  A: We had a good year, providing Class A shares with a total return at net asset value of 16.29 percent<F1> over the twelve months ended December 31, 1995.
  The Fund continues to provide an attractive level of tax-exempt income, with a Class A share distribution rate of 5.00 percent<F3> as of December 31, 1995. Since income from the Fund is exempt from federal income tax, it is important to compare the Fund's distribution rate to an equivalent taxable rate. For example, for Florida residents in the marginal tax bracket of 36 percent, the Fund's distribution rate represents a yield equivalent to a taxable investment earning
7.81 percent.<F4> At the same time, the Fund's Class A share net asset value closed the fiscal year at $15.20 per share, up from $13.80 per share at the beginning of the year.

5

In comparison to the total return of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index, which was 17.46 percent for the twelve months through December 31, 1995, the Fund's performance was somewhat lower.
  By maintaining the Fund's objectives and investing the majority of the holdings in AAA-rated securities, we were able to take advantage of market conditions and provide a good performance for our shareholders.

[PIE CHART]

Portfolio Composition by Credit Quality as of December 31, 1995

AAA          80.3%
 AA           8.2%
  A           6.4%
BBB           5.1%

  Q: What is your outlook for the Fund and the market in the months ahead?

  A: We're confident that the investment environment will remain positive for fixed-income securities in the near-term. Inflation appears to be under control and the economy shows no signs of overheating.
  We anticipate the Fed will continue its accommodative monetary policy and reduce the fed funds rate further during the first half of 1996. Based on the historically high level of real interest rates (market rates less the inflation rate), there seems to be room for short-term interest rates to trend lower, which is a good sign for long-term rates as well.
  We expect the supply of new municipal issues to follow the trend of 1995 and remain somewhat low in 1996. However, refunding activity should be high as the lower interest rate environment makes it more attractive for municipalities to retire their higher-yielding outstanding issues.
  In general, conditions appear positive for the continuation of a favorable environment in which to invest in fixed-income securities.


Peter W. Hegel            Joseph A. Piraro
Executive Vice President  Portfolio Manager
Fixed Income Investments

Please see footnotes on page three

6


Portfolio of Investments
December 31, 1995
--------------------------------------------------------------------------------------------------
Par
Amount
(000)    Description                                               Coupon   Maturity  Market Value
--------------------------------------------------------------------------------------------------
         Municipal Bonds
         Florida 80.5%
$   900  Brevard Cnty, FL Hsg Fin Auth Single Family Mtg Rev
         (GNMA Collateralized) ..................................   6.650%  09/01/21  $   940,320
    650  Brevard Cnty, FL Sales Tax Rev (MBIA Insd) .............   5.750   12/01/13      682,292
    500  Citrus Cnty, FL Hosp Brd Rev Citrus Mem Hosp Ser A Rfdg
         (FSA Insd) .............................................   6.500   08/15/12      553,080
    250  Clay Cnty, FL Hsg Fin Auth Rev Single Family Mtg (GNMA
         Collateralized) ........................................   6.500   09/01/21      259,425
  1,155  Dade Cnty, FL Prof Sports Franchise Fac Tax Rev (MBIA
         Insd)...................................................       *   10/01/22      281,254
    980  Dade Cnty, FL Sch Brd Ctfs Partn Ser A (MBIA Insd) .....   5.750   05/01/08    1,028,853
    500  Dade Cnty, FL Sch Brd Ctfs Partn Ser A (MBIA Insd) .....   6.000   05/01/14      528,095
  1,000  Dade Cnty, FL Wtr & Swr Syts Rev (FGIC Insd)............   5.500   10/01/25    1,008,960
    900  Daytona Beach, FL Wtr & Swr Rev Rfdg (AMBAC Insd).......   5.750   11/15/10      944,244
    600  Escambia Cnty, FL Pollutn Ctl Rev Champion Intl Corp
         Proj ...................................................   6.900   08/01/22      649,662
  1,400  Florida St Brd Edl Cap Outlay Pub Edl Ser B <F2> .......   5.875   06/01/24    1,443,960
    900  Florida St Brd Edl Cap Outlay Pub Edl Ser C.............   6.625   06/01/22      995,661


    500  Hillsborough Cnty, FL Hosp Auth Hosp Rev Tampa Genl
         Hosp Proj Rfdg (FSA Insd) ..............................   6.375   10/01/13      542,965
    750  Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl Rev
         Tampa Elec Co Proj Rfdg (MBIA Insd).....................   6.250   12/01/34      810,735
    750  Hillsborough Cnty, FL Port Dist Rev Tampa Port Auth Ser
         B Rfdg (FSA Insd).......................................   5.400   06/01/07      785,483
  1,000  Jacksonville, FL Elec Auth Rev Saint Johns Pwr-2 Ser 7
         Rfdg (MBIA Insd) <F3>...................................   5.500   10/01/14    1,020,460
    700  Jacksonville, FL Hlth Fac Auth Hosp Rev Baptist Med
         Cent Proj Ser A Rfdg (MBIA Insd) <F3>...................   7.300   06/01/19      776,461
  1,000  Jacksonville, FL Wtr & Swr Rev United Wtr Proj (AMBAC
         Insd)...................................................   6.350   08/01/25    1,085,930
    890  Martin Cnty, FL Cons Util Sys Rev Rfdg & Impt (FGIC
         Insd) ..................................................   5.750   10/01/08      948,366
    750  Martin Cnty, FL Indl Dev Auth Indl Dev Rev Indiantown
         Cogeneration Proj A Rfdg ...............................   7.875   12/15/25      864,533
    545  Melbourne, FL Arpt Rev Rfdg (MBIA Insd) <F2>............   6.250   10/01/18      585,973
    500  Miramar, FL Wastewtr Impt Assmt Rev (FGIC Insd) ........   6.750   10/01/25      570,165
    250  Orange Cnty, FL Hlth Fac Auth Rev Pooled Hosp Ln Ser B
         Rfdg (BIGI Insd) .......................................   7.875   12/01/25      267,670
  1,000  Orange Cnty, FL Hsg Fin Auth Single Family Mtg Rev
         (GNMA Collateralized) ..................................   6.550   10/01/21    1,039,440
    900  Orange Cnty, FL Tourist Dev Tax Rev Ser B (AMBAC Insd)
         ........................................................   6.500   10/01/19      990,756

7


Portfolio of Investments
December 31, 1995
----------------------------------------------------------------------------------------------
Par
Amount
(000)    Description                                           Coupon   Maturity  Market Value
----------------------------------------------------------------------------------------------
          Florida (Continued)
$  1,000  Osceola Cnty, FL Sch Brd Ctfs Partn Ser A (AMBAC
          Insd)..............................................   5.500%  06/01/19  $  1,011,290
   1,000  Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A
          (AMBAC Insd).......................................   5.375   08/01/15     1,003,370
     750  Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A
          (AMBAC Insd) ......................................   6.375   08/01/15       822,030
     500  Saint Petersburg, FL Prof Sports Fac Sales Tax
          Rev(MBIA Insd).....................................   5.625   10/01/20       508,430
     750  Sarasota Cnty, FL Util Sys Rev (FGIC Insd) ........   6.500   10/01/14       837,225
     760  Seacoast, FL Util Auth Wtr & Swr Util Sys Rev Rfdg
          (FGIC Insd) .......................................   5.500   03/01/10       780,079
   1,000  South Miami, FL Hlth Fac Baptist Hlth Sys Oblig
          Group Rfdg (MBIA Insd).............................   5.375   10/01/11     1,015,600
   1,000  Tampa, FL Rev Allegany Hlth Sys Saint Mary's
          (MBIA Insd)........................................   5.125   12/01/23       962,620
     500  Volusia Cnty, FL Hlth Fac Auth Rev Hosp Fac Mem
          Hlth Rfdg & Impt (AMBAC Insd) .....................   5.750   11/15/13       524,075
                                                                                  ------------
                                                                                    27,069,462
                                                                                  ------------
          Puerto Rico   7.6%
     600  Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
          Ser V Rfdg ........................................    6.375  07/01/07       649,254
     670  Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser V
          Rfdg ..............................................    6.625  07/01/12       731,848
     500  Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser X
          Rfdg ..............................................    5.500  07/01/19       495,765
     650  Puerto Rico Pub Bldgs Auth Gtd Pub Edl & Hlth Fac
          Ser M Rfdg (FSA Insd) .............................    5.750  07/01/15       668,440
                                                                                  ------------
                                                                                     2,545,307
                                                                                  ------------

Total Long-Term Investments 88.1%
 (Cost $27,608,096) <F1>........................................................    29,614,769
                                                                                  ------------
Short-Term Investments at Amortized Cost  5.4%
 Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl Rev Tampa Elec Co Gannon Rfdg
 ($400,000 par, yielding 6.00%, maturing 01/02/96)..............................       400,000
  Pinellas Cnty, FL Hlth Fac Dates Pooled Hosp Ln Pgm Rfdg ($1,400,000 par,
  yielding 5.95%, maturing 01/02/96)............................................     1,400,000
                                                                                  ------------
Total Short-Term Investments at Amortized Cost..................................     1,800,000
Other Assets in Excess of Liabilities  6.5%.....................................     2,195,971
                                                                                  ------------
Net Assets  100%................................................................ $  33,610,740
                                                                                 =============

*Zero coupon bond

<F1>  At December 31, 1995, cost for federal income tax purposes is $27,608,096;
      the aggregate gross unrealized appreciation is $2,006,673 and the aggregate gross unrealized depreciation is $-0-, resulting in net unrealized appreciation of $2,006,673.

<F2>  Securities purchased on a when issued or delayed delivery basis.

<F3>  Assets segregated as collateral for when issued or delayed delivery purchase commitments.

8

See Notes to Financial Statements


Statement of Assets and Liabilities
December 31, 1995
------------------------------------------------------------------------------------------------------
Assets:
Investments, at Market Value (Cost $27,608,096) (Note 1)..............................  $  29,614,769
Short-Term Investments (Note 1).......................................................      1,800,000
Cash..................................................................................      3,359,309
Receivables:
  Fund Shares Sold....................................................................        543,688
  Interest............................................................................        418,934
Unamortized Organizational Expenses (Note 1)..........................................         85,760
                                                                                        --------------
  Total Assets........................................................................     35,822,460
                                                                                        --------------
Liabilities:
Payables:
  Investments Purchased...............................................................      2,007,831
  Income Distributions................................................................         74,991
  Organizational Expenses (Note 1)....................................................         50,430
Accrued Expenses......................................................................         78,468
                                                                                        --------------
  Total Liabilities...................................................................      2,211,720
                                                                                        --------------
Net Assets............................................................................  $  33,610,740
                                                                                        ==============
Net Assets Consist of:
Capital (Note 3)......................................................................  $  31,876,000
Net Unrealized Appreciation on Investments............................................      2,006,673
Accumulated Distributions in Excess of Net Investment Income..........................        (11,977)
Accumulated Net Realized Loss on Investments..........................................       (259,956)
                                                                                        --------------
Net Assets............................................................................  $  33,610,740
                                                                                        ==============
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $16,205,600
and 1,065,925 shares of capital stock issued and outstanding) (Note 3)................  $       15.20
Maximum sales charge (4.75%* of offering price).......................................            .76
                                                                                        --------------
Maximum offering price to public......................................................  $       15.96
                                                                                        ==============
Class B Shares:
Net asset value and offering price per share (Based on net assets of $16,943,301
and 1,114,583 shares of capital stock issued and outstanding) (Note 3)................  $       15.20
                                                                                        ==============
Class C Shares:
Net asset value and offering price per share (Based on net assets of $461,839 and
30,359 shares of capital stock issued and outstanding) (Note 3).......................  $       15.21
                                                                                        ==============
*On sales of $100,000 or more, the sales charge will be
reduced.


9

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 1995
----------------------------------------------------------------------------------------------------
Investment Income:
Interest............................................................................  $   1,395,255
                                                                                      --------------
Expenses:
Distribution (12b-1) and Service Fees (Allocated to Classes A, B and C of
$29,119, $135,169 and $629, respectively) (Note 6)..................................        164,917
Investment Advisory Fee (Note 2)....................................................        121,439
Custodian (Note 1)..................................................................         46,421
Shareholder Services (Note 2).......................................................         39,103
Printing............................................................................         35,955
Trustees Fees and Expenses (Note 2).................................................         30,169
Amortization of Organizational Expenses (Note 1)....................................         23,988
Legal (Note 2)......................................................................         11,125
Other...............................................................................         31,352
                                                                                      --------------
  Total Expenses....................................................................        504,469
  Less: Fees Waived and Expenses Reimbursed ($121,439 and $183,980, respectively)...        305,419
  Earnings Credits on Cash Balances (Note 1)........................................          5,509
                                                                                      --------------
  Net Expenses......................................................................        193,541
                                                                                      --------------
Net Investment Income...............................................................  $   1,201,714
                                                                                      ==============
Realized and Unrealized Gain/Loss on Investments:
Realized Gain/Loss on Investments:

  Proceeds from Sales...............................................................  $   9,406,707

  Cost of Securities Sold...........................................................     (9,551,274)
                                                                                      --------------
Net Realized Loss on Investments (Including realized loss on futures transactions
of $357,995)........................................................................       (144,567)
                                                                                      --------------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period...........................................................       (443,602)
  End of the Period.................................................................      2,006,673
                                                                                      --------------
Net Unrealized Appreciation on Investments During the Period........................      2,450,275
                                                                                      --------------
Net Realized and Unrealized Gain on Investments.....................................  $   2,305,708
                                                                                      ==============
Net Increase in Net Assets from Operations..........................................  $   3,507,422
                                                                                      ==============

10

See Notes to Financial Statements


Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
For the Year Ended December 31, 1995
and the Period July 29, 1994 (Commencement of Investment Operations)
to December 31, 1994
--------------------------------------------------------------------------------------------------------
                                                                           Year Ended       Period Ended
                                                                    December 31, 1995  December 31, 1994
--------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income.............................................  $      1,201,714   $        304,664
Net Realized Loss on Investments..................................          (144,567)          (115,389)
Net Unrealized Appreciation/Depreciation on Investments During
the Period........................................................         2,450,275           (443,602)
                                                                    -----------------  -----------------
Change in Net Assets from Operations .............................         3,507,422           (254,327)
                                                                    -----------------  -----------------
Distributions from Net Investment Income..........................        (1,204,444)          (301,934)
Distribution in Excess of Net Investment Income (Note 1)..........           (11,977)                -0
                                                                    -----------------  -----------------
Distributions from and in Excess of Net Investment Income*........        (1,216,421)          (301,934)
                                                                    -----------------  -----------------
Net Change in Net Assets from Investment Activities...............         2,291,001           (556,261)
                                                                    -----------------  -----------------
From Capital Transactions (Note 3):
Proceeds from Shares Sold.........................................        17,861,887         21,222,360
Net Asset Value of Shares Issued Through Dividend Reinvestment....           447,813             90,281
Cost of Shares Repurchased........................................        (6,892,964)          (857,667)
                                                                    -----------------  -----------------
Net Change in Net Assets from Capital Transactions ...............        11,416,736         20,454,974
                                                                    -----------------  -----------------
Total Increase in Net Assets......................................        13,707,737         19,898,713

Net Assets:
Beginning of the Period...........................................        19,903,003              4,290
                                                                    -----------------  -----------------
End of the Period (Including undistributed net investment income
of $(11,977) and $2,730, respectively)............................  $     33,610,740   $     19,903,003
                                                                    =================  =================

                                            Year Ended       Period Ended
*Distributions by Class              December 31, 1995  December 31, 1994
-------------------------------------------------------------------------
Distributions from and in Excess of
Net Investment Income:
Class A Shares....                     $     (578,890)  $   (128,551)
Class B Shares....                           (634,695)      (173,186)
Class C Shares....                             (2,836)          (197)
                                       ---------------  -------------
                                       $   (1,216,421)  $   (301,934)
                                       ===============  =============

11

See Notes to Financial Statements


Financial Highlights
------------------------------------------------------------------------------------------------------
The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
------------------------------------------------------------------------------------------------------
                                                                                         July 29, 1994
                                                                                         (Commencement
                                                                                         of Investment
                                                                         Year Ended     Operations) to
Class A Shares                                                    December 31, 1995  December 31, 1994
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period .......................  $          13.796  $         14.300
                                                                  -----------------  -----------------
Net Investment Income...........................................               .789              .291
Net Realized and Unrealized Gain/Loss on Investments............              1.416             (.507)
                                                                  -----------------  -----------------
Total from Investment Operations................................              2.205             (.216)
Less Distributions from and in Excess of Net Investment Income
(Note 1)........................................................               .798              .288
                                                                  -----------------  -----------------
Net Asset Value, End of the Period..............................  $          15.203  $         13.796
                                                                  =================  =================
Total Return*...................................................             16.29%          (1.47%)**
Net Assets at End of the Period (In millions)...................  $          16.2    $           9.0
Ratio of Expenses to Average Net
Assets* <F1>....................................................               .44%              .49%
Ratio of Net Investment Income to
Average Net Assets*.............................................              5.33%             5.13%
Portfolio Turnover..............................................             41.10%            19.30%
*If certain expenses had not been assumed by VKAC, total
return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets <F1>....................              1.70%             1.99%

Ratio of Net Investment Income to
Average Net Assets..............................................              4.07%             3.64%

**Non-Annualized

<F1>  Beginning with the year ended December 31, 1995, the Ratios of Expenses to
      Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances. (Note 1)

12

See Notes to Financial Statements


Financial Highlights (Continued)
------------------------------------------------------------------------------------------------------
The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
------------------------------------------------------------------------------------------------------
                                                                                         July 29, 1994
                                                                                         (Commencement
                                                                                         of Investment
                                                                         Year Ended     Operations) to
Class B Shares                                                    December 31, 1995  December 31, 1994
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period .......................  $          13.792  $         14.300
                                                                  -----------------  -----------------
Net Investment Income...........................................               .685              .251
Net Realized and Unrealized Gain/Loss on Investments............              1.415             (.509)
                                                                  -----------------  -----------------
Total from Investment Operations................................              2.100             (.258)
Less Distributions from and in Excess of
Net Investment Income (Note 1)..................................               .691              .250
                                                                  -----------------  -----------------
Net Asset Value, End of the Period..............................  $          15.201  $         13.792
                                                                  =================  =================
Total Return*...................................................             15.53%          (1.81%)**
Net Assets at End of the Period (In millions)...................  $          16.9    $          10.9
Ratio of Expenses to Average Net
Assets* <F1>....................................................              1.12%             1.26%
Ratio of Net Investment Income to
Average Net Assets*.............................................              4.66%             4.31%
Portfolio Turnover..............................................             41.10%            19.30%
*If certain expenses had not been assumed by VKAC, total
return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets <F1>....................              2.38%             2.75%

Ratio of Net Investment Income to
Average Net Assets..............................................              3.40%             2.81%

**Non-Annualized

<F1>  Beginning with the year ended December 31, 1995, the Ratios of Expenses to
      Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances. (Note 1)

13

See Notes to Financial Statements


Financial Highlights (Continued)
------------------------------------------------------------------------------------------------------
The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
------------------------------------------------------------------------------------------------------
                                                                                         July 29, 1994
                                                                                         (Commencement
                                                                                         of Investment
                                                                        Year Ended      Operations) to
Class C Shares                                                    December 31, 1995  December 31, 1994
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period .......................  $         13.786  $          14.300
                                                                  -----------------  -----------------
Net Investment Income...........................................              .690               .249
Net Realized and Unrealized Gain/Loss on Investments............             1.428              (.513)
                                                                  -----------------  -----------------
Total from Investment Operations................................             2.118              (.264)
Less Distributions from and in Excess of
Net Investment Income (Note 1)..................................              .691               .250
                                                                  -----------------  -----------------
Net Asset Value, End of the Period..............................  $         15.213   $         13.786
                                                                  =================  =================
Total Return*...................................................             15.61%            (1.81%)**
Net Assets at End of the Period (In thousands)..................  $          461.8   $         11.4
Ratio of Expenses to Average Net
Assets* <F1>....................................................              1.13%             1.26%
Ratio of Net Investment Income to
Average Net Assets*.............................................              4.51%             4.28%
Portfolio Turnover..............................................             41.10%            19.30%
*If certain expenses had not been assumed by VKAC, total
return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets <F1>....................              2.39%             2.74%

Ratio of Net Investment Income to
Average Net Assets..............................................              3.25%             2.81%

**Non-Annualized

<F1>  Beginning with the year ended December 31, 1995, the Ratios of Expenses to
      Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances. (Note 1)

14

See Notes to Financial Statements

Notes to Financial Statements
December 31, 1995
--------------------------------------------------------------------------------

1. Significant Accounting Policies
Van Kampen American Capital Florida Insured Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen American Capital Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors a high level of current income exempt from federal income and Florida state intangibles taxes, consistent with preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its assets in insured Florida municipal securities. The Fund commenced investment operations on July 29, 1994.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation-Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. Investment Income and Expenses-Interest income and expenses are recorded on an accrual basis. Bond premium and original issue discount on securities purchased are amortized over the expected life of each applicable security. During the year ended December 31, 1995, the Fund's custody fee was reduced by approximately $5,500 as a result of credits earned on overnight cash balances.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

15

Notes to Financial Statements (Continued)
December 31, 1995
--------------------------------------------------------------------------------

D. Organizational Expenses-The Fund will reimburse Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $120,000. These costs are being amortized on a straight line basis over the 60 month period ending July 28, 1999. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.
  The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1995, the Fund had an accumulated capital loss carryforward for tax purposes of $259,956, of which $41,580 and $218,376 will expire on December 31, 2002 and 2003, respectively. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

F. Distribution of Income and Gains-The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

16

Notes to Financial Statements (Continued)
December 31, 1995
--------------------------------------------------------------------------------

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets       % Per Annum
------------------------------------
First $500 million.....  .500 of 1%
Over $500 million......  .450 of 1%

  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.
  For the year ended December 31, 1995, the Fund incurred expenses of approximately $13,700 representing VKAC's cost of providing accounting, cash management, legal and certain shareholder services to the Fund. All of these expenses were waived by VKAC.
  In July, 1995, the Fund began using ACCESS Investor Services, Inc., an affiliate of the Adviser, as the transfer agent of the Fund. For the year ended December 31, 1995, the Fund incurred expenses of approximately $3,900, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit, all of which was assumed by VKAC.
  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
  The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. The Fund's liability under the deferred compensation and retirement plans at December 31, 1995, was approximately $11,400.
  At December 31, 1995, VKAC owned 100 shares each of Classes A, B and C.

3. Capital Transactions
The Fund has outstanding three classes of common shares, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

17

Notes to Financial Statements (Continued)
December 31, 1995
--------------------------------------------------------------------------------

  At December 31, 1995, capital aggregated $15,378,255, $16,043,043 and $454,702 for Classes A, B and C, respectively. For the year ended December 31, 1995, transactions were as follows:

                                  Shares          Value
-----------------------------------------------------------
Sales:
Class A.......................    638,004  $     9,423,423
Class B.......................    543,226        7,996,321
Class C.......................     29,482          442,143
                                ----------  ---------------
Total Sales...................  1,210,712   $   17,861,887
                                ==========  ===============
Dividend Reinvestment:
Class A.......................     13,418   $      197,470
Class B.......................     16,884          248,162
Class C.......................        147            2,181
                                ----------  ---------------
Total Dividend Reinvestment...     30,449   $      447,813
                                ==========  ===============
Repurchases:
Class A.......................   (240,707)  $   (3,477,451)
Class B.......................   (232,380)      (3,414,090)
Class C.......................        (96)          (1,423)
                                ----------  ---------------
Total Repurchases.............   (473,183)  $   (6,892,964)
                                ==========  ===============

18

Notes to Financial Statements (Continued)
December 31, 1995
--------------------------------------------------------------------------------

  At December 31, 1994, capital aggregated $9,234,813, $11,212,650 and $11,801 for Classes A, B and C, respectively. For the period ended December 31, 1994, transactions were as follows:


                                Shares     Value
--------------------------------------------------------
Sales:
Class A.......................    670,002  $  9,435,244
Class B.......................    827,493    11,776,916
Class C.......................        713        10,200
                                ---------  -------------
Total Sales...................  1,498,208  $ 21,222,360
                                =========  =============
Dividend Reinvestment:
Class A.......................      2,618  $     36,073
Class B.......................      3,917        54,037
Class C.......................         13           171
                                ---------  -------------
Total Dividend Reinvestment...      6,548  $     90,281
                                =========  =============
Repurchases:
Class A.......................   (17,510)  $   (237,934)
Class B.......................   (44,657)      (619,733)
Class C.......................       -0-            -0-
                                ---------  -------------
Total Repurchases.............   (62,167)  $   (857,667)
                                =========  =============

  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                  Contingent Deferred
                                     Sales Charge
Year of Redemption          Class B                Class C
----------------------------------------------------------
First.....................  4.00%                  1.00%
Second....................  3.75%                  None
Third.....................  3.50%                  None
Fourth....................  2.50%                  None
Fifth.....................  1.50%                  None
Sixth.....................  1.00%                  None
Seventh and Thereafter....  None                   None

19

Notes to Financial Statements (Continued)
December 31, 1995
--------------------------------------------------------------------------------

  For the year ended December 31, 1995, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $31,800 and CDSC on the redeemed shares of Classes B and C of approximately $73,100. Sales charges do not represent expenses of the Fund.

4. Investment Transactions
Aggregate purchases and cost of sales of investment securities, excluding short-term notes, for the year ended December 31, 1995, were $18,477,597 and $9,551,274, respectively.

5. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index. The Fund utilizes futures contracts to manage the portfolio's effective maturity or duration.
  A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date.
  The fluctuation in market value of the contracts is settled daily through a cash margin account. Realized gains and losses are recognized when the contracts are closed or expire.
  Transactions in futures contracts, each with a par value of $100,000, for the year ended December 31, 1995, were as follows:

                                      Contracts
-----------------------------------------------
Outstanding at December 31, 1994....        25
Futures Opened......................        25
Futures Closed......................       (50)
                                      ---------
Outstanding at December 31, 1995....        -0-
                                      =========

6.  Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (the "Service Plan," collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
  Annual fees under the Plans of up to .25% of Class A shares and 1.00% each of Class B and Class C shares are accrued daily. Included in these fees for the year ended December 31, 1995, are payments to VKAC of approximately $100,400.

20

Independent Auditors' Report
--------------------------------------------------------------------------------
The Board of Trustees and Shareholders of
Van Kampen American Capital Florida Insured Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Florida Insured Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 1995, the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and for the period July 29, 1994 (commencement of investment operations) through December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Florida Insured Tax Free Income Fund as of December 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period July 29, 1994 (commencement of investment operations) through December 31, 1994, in conformity with generally accepted accounting principles.

                                   KPMG Peat Marwick LLP

Chicago, Illinois
February 13, 1996

21

Funds Distributed by Van Kampen American Capital
--------------------------------------------------------------------------------

GLOBAL AND INTERNATIONAL
  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund

EQUITY
Growth
  Emerging Growth Fund
  Enterprise Fund
  Pace Fund
Growth & Income
  Balanced Fund
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund

FIXED INCOME
  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Limited Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund
  Texas Tax Free Income Fund

THE GOVETT FUNDS
  Emerging Markets Fund
  Global Income Fund
  International Equity Fund
  Latin America Fund
  Pacific Strategy Fund
  Smaller Companies Fund

Ask your investment adviser for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

22

Van Kampen American Capital Florida Insured Tax Free Income Fund
--------------------------------------------------------------------------------

Board of  Trustees

J. Miles Branagan
Linda Hutton Heagy
Roger Hilsman
R. Craig Kennedy
Dennis J. McDonnell*
Donald C. Miller - Chairman
Jack E. Nelson
Don G. Powell*
Jerome L. Robinson
Fernando Sisto
Wayne W. Whalen*
William Stewart Woodside

Officers

Don G. Powell*
President and Chief Executive Officer

Dennis J. McDonnell*
Executive Vice President

Ronald A. Nyberg*
Vice President and Secretary

Edward C. Wood III*
Vice President and Chief Financial Officer

Curtis W. Morell*
Vice President and Chief Accounting Officer

John L. Sullivan*
Treasurer

Tanya M. Loden*
Controller

William N. Brown*
Peter W. Hegel*
Robert C. Peck, Jr.*
Alan T. Sachtleben*
Paul R. Wolkenberg*
Vice Presidents

Investment Adviser

Van Kampen American Capital Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor

Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Transfer Agent

ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive
Chicago, Illinois 60606

Independent Auditors

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

*"Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)Van Kampen American Capital Distributors, Inc., 1996 All rights reserved.

(SM) denotes a service mark of
Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

23

Van Kampen American Capital Florida Insured Tax Free Income Fund

This Page Intentionally Left Blank





Table of Contents

Letter to Shareholders.................   1
Performance Results....................   3
Performance Perspective................   4
Portfolio Management Review............   5
Portfolio of Investments...............   7
Statement of Assets and Liabilities....  10
Statement of Operations................  11
Statement of Changes in Net Assets.....  12
Financial Highlights...................  13
Notes to Financial Statements..........  16
Independent Auditors' Report...........  23


NJTF  ANR  2/96





Letter to Shareholders

January 30, 1996

Dear Shareholder,

  For most investors, it would be hard to surpass the success enjoyed during 1995. The stock and bond markets achieved substantial gains, driven by a combination of continuing economic growth and low inflation. The strength of equity and fixed-income securities in 1995 was particularly impressive because it followed a year in which both markets declined. People who remained invested during 1995 generally shared in the growth of the markets, while investors who retreated after 1994's downturn may have missed out on the double-digit returns.

  The rebound in the markets last year reinforces the importance of maintaining a long-term perspective for your investments. While the environment for stocks and bonds remains positive, it is unlikely that 1996 will see a repeat of the markets' strong 1995 performance. However, over the long-term, stocks have outperformed virtually all other types of investments, and bonds have met the needs of investors who seek capital preservation and regular income.

[PHOTO]

Dennis J. McDonnell and Don G. Powell



Economic Overview

  The U.S. economy grew throughout 1995, though the rate of growth slowed toward year-end. The gross domestic product (the value of all goods and services produced in the United States) grew at an annual rate of more than 4.2 percent in the third quarter of 1995, but slowed to an estimated 2 to 3 percent in the fourth quarter, with retail and auto sales particularly sluggish. The slower growth rate eased concerns about a rise in inflation and allowed the Federal Reserve Board to lower short-term interest rates by a quarter-percentage point in late December. The reduction in rates during the latter half of 1995 is expected to help generate moderate economic growth in 1996, just as the Fed's raising of short-term rates in 1994 helped slow economic growth in 1995.

  The cut in short-term rates, combined with modest growth forecasts, was viewed by the financial markets as a positive event, pushing up both stock and bond prices. For the year ended December 31, 1995, the Standard & Poor's 500-Stock Index achieved a total return of 37.45 percent. The yield on 10-year Treasury notes was 5.57 percent on December 31, compared to 7.83 percent at the beginning of the year. Because bond prices and yields move in opposite directions, bond prices rose. Many observers expect the Fed to cut rates further if Congress and the President are able to reach an agreement on the federal budget, provided economic conditions justify further easing.

  With a low inflation, low interest rate environment, corporate earnings remained quite strong during the year, helping to push stocks to new highs. The strongest sectors were technology and finance, as these stocks benefited from


Continued on page two


1



the impact of the Internet, telecommunications deregulation and bank mergers. U.S. companies with global operations also did well, aided by a declining U.S. dollar.

Economic Outlook

  Looking ahead, we are cautiously optimistic. We expect the economy to grow at a rate of 2 to 3 percent throughout 1996, with growth stronger in the second half of the year as the full impact of the Fed's rate cuts take effect. Lower rates will have the greatest impact on interest sensitive industries, such as housing. Although inflation appears to be under control, there probably will be some cyclical upward pressure in 1996.

  The current economic conditions are ideal for stocks, especially those of smaller companies, because they tend to be affected less by economic cycles. The outlook for the fixed income market---including municipal bonds---is positive, too. In the near-term, we believe domestic markets will benefit from a stable U.S. dollar and increased business activity driven in part by a number of recently announced strategic reorganizations of some of the nation's blue chip industry leaders.

  During recent months, debate over tax reform and the federal deficit has dominated the agenda in Washington. Now that we are in a presidential election year, tax reform likely will replace the budget battle as the top issue in Washington. There has been varied speculation about the impact tax reform could have on the economy and on various types of investments. We are following the tax reform debate very closely, and we will keep you updated on this issue throughout the year. See the winter issue of "Your Portfolio" for a detailed discussion of tax reform.

  On the following pages, you can read about your Fund's performance in 1995, as well as the portfolio management team's outlook for the Fund in the coming months. We hope that you will find this information helpful.

Corporate News

  As part of our commitment to helping you achieve your investment goals, Van Kampen American Capital strives to provide shareholders with the best service in the mutual fund industry. That is why we are especially pleased to have received the 1995 Quality Tested Service Seal, which is awarded annually by DALBAR, Inc., an independent research firm. The Seal, which symbolizes the achievement of the highest tier of service in the mutual fund industry, was awarded to American Capital annually from 1990 to 1994 and we are honored that the service provided by Van Kampen American Capital has achieved the same level of excellence.



Sincerely,


Don G. Powell                Dennis J. McDonnell
Chairman                     President
Van Kampen American Capital  Van Kampen American Capital
Investment Advisory Corp.    Investment Advisory Corp.



2




Performance Results for the Period Ended December 31, 1995
Van Kampen American Capital New Jersey Tax Free Income Fund

                                A Shares  B Shares   C Shares
Total Returns

One-year total return
  based on NAV<F1>...........     15.26%     14.43%     14.42%
One-year total return<F2>....      9.78%     10.43%     13.42%
Life-of-Fund average
  annual total return<F2>....      5.45%      5.73%      8.35%
Commencement date............   07/29/94   07/29/94   07/29/94

Distribution Rates and Yield

Distribution rate<F3>........      4.91%      4.44%      4.44%
Taxable equivalent
  distribution rate<F4>......      8.21%      7.42%      7.42%
SEC Yield<F5>................      4.95%      4.44%      4.44%


<F1> Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

<F2> Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

<F3> Distribution rate represents the monthly annualized distributions of the
Fund at the end of the period and not the earnings of the Fund.

<F4> The taxable-equivalent distribution rate is calculated assuming a 40.2%
combined effective federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

<F5> SEC Yield is a standardized calculation prescribed by the Securities and
Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 30, 1995. Had certain expenses of the Fund not been assumed by VKAC, the SEC Yield would have been 2.99%, 2.48% and 2.48% for Classes A, B and C, respectively and total returns would have been lower.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.


3



Putting Your Fund's Performance in Perspective
--------------------------------------------------------------------------------

  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:


* Illustrate the general market environment in which your investments are being managed

*  Reflect the impact of favorable market trends or difficult market conditions

* Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.


[GRAPH]

Growth of a Hypothetical $10,000 Investment

Van Kampen American Capital New Jersey Tax Free Income Fund vs. Lehman Brothers Municipal Bond Index (July 1994 through December 1995)

             Fund                    Index
29-Jul-94     9,526.95               10,000.00
31-Aug-94     9,628.40               10,035.00
30-Sep-94     9,499.60                9,887.49
31-Oct-94     9,336.70                9,711.49
30-Nov-94     9,105.70                9,535.71
30-Dec-94     9,354.10                9,745.50
31-Jan-95     9,651.40               10,024.22
28-Feb-95     9,881.80               10,315.92
31-Mar-95     9,941.50               10,434.55
30-Apr-95     9,904.80               10,447.08
31-May-95    10,145.40               10,780.34
30-Jun-95    10,025.00               10,686.55
31-Jul-95    10,106.80               10,788.07
31-Aug-95    10,224.20               10,925.08
30-Sep-95    10,278.50               10,993.91
31-Oct-95    10,446.60               11,153.32
30-Nov-95    10,649.30               11,338.46
31-Dec-95    10,781.40               11,447.31




The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions for the period ended December 31, 1995, and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.



4






Portfolio Management Review
--------------------------------------------------------------------------------
Van Kampen American Capital New Jersey Tax Free Income Fund

We recently spoke with the management team of the Van Kampen American Capital New Jersey Tax Free Income Fund about the key events and economic forces which shaped the markets during the past fiscal year. The team includes Tim Haney, portfolio manager, and Peter W. Hegel, executive vice president for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the twelve-month period ended December 31, 1995.


Q: What were some of the important events or market conditions which had an impact on the Fund's performance during 1995?

A: The bond market in general was quite strong in 1995, and municipal securities, of course, participated in the year's rally. Clearly, the environment for investing in fixed income securities was extremely favorable across the board.

  Inflation continued to remain in check, with rates hovering around the 2 percent range, while the economy grew at a fairly steady but modest pace. As a result, the Federal Reserve Board lowered its key lending rate (the fed funds rate) by one-quarter percentage point in July of 1995 and again, by one-quarter of a percentage point, in December. Naturally, bond prices were driven higher as rates trended downward over the course of the year (bond prices go up when rates go down, and vice versa).

  Another factor that had been priced into the municipal market late in the year was the expectation that a federal budget agreement was inevitable. The market anticipated a positive budget compromise, and reacted accordingly. Even though the possibility of tax reform weighed on the market to some extent, the belief that progress on the federal budget deficit would be made helped to bolster municipal bonds, especially at the longer end of the maturity spectrum.

Q: How well did the Fund perform, and how was it positioned to take advantage of 1995 market conditions?

A: We had a good year, providing Class A shares with a total return at net asset value of 15.26 percent<F1> over the twelve months ended December 31, 1995.

  The Fund continues to provide an attractive level of tax-exempt income, with a Class A share distribution rate of 4.91 percent<F3> as of December 31, 1995. Since income from the Fund is exempt from federal and state income taxes, it is important to compare the Fund's distribution rate to an equivalent taxable rate. For example, for New Jersey residents in the combined marginal tax bracket of
40.2 percent, the Fund's Class A share distribution rate represents a yield equivalent to a taxable investment earning 8.21 percent.<F4> At the same time, the Fund's Class A share net asset value closed the fiscal year at $15.00 per share, up from $13.75 per share at the end of the last fiscal year. In comparison, the total return of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index, was 17.46 percent for the twelve months through December 31, 1995. During the same period, the category average for all New Jersey municipal bond funds tracked by Lipper Analytical Services was 16.01 percent.

  We took advantage of the positive 1995 bond market by maintaining the Fund's portfolio, and investing the majority of assets in investment-grade securities. In fact, as of December 31, 1995, 69.3 percent of the Fund's holdings are in New Jersey securities rated AAA by Standard & Poor's Ratings Group.


5



In terms of the market, we continued to rely on our strong internal credit research team to help us identify New Jersey securities offering the greatest relative value. We feel the health care industry continues to remain a good investment, and as of December 31, 1995, the Fund holds a significant portion of its assets in the health care industry (30.4 percent).


Portfolio Composition as of December 31, 1995

[PIE CHART]

Health Care                    30.4%
Other                          12.7%
General Purpose                12.6%
Retail Electric/Gas/Telephone  10.4%
Public Building                 9.1%
Transportation                  7.0%
Public Education                6.7%
Single Family Housing           5.6%
Higher Education                5.5%



Q: What is your outlook for the Fund and the market in the months ahead?

A: We're confident that the investment environment will remain positive for fixed-income securities in the near term. Inflation appears to be under control and the economy shows no signs of overheating.

  We anticipate the Fed will continue its accommodative monetary policy and reduce the fed funds rate further during the first half of 1996. Based on the historically high level of real interest rates (market rates less the inflation rate), there seems to be room for short-term interest rates to trend lower, which is a good sign for long-term rates as well.

  We expect the supply of new municipal issues to follow the trend of 1995 and remain somewhat low in 1996. However, refunding activity should be high as the lower interest rate environment makes it more attractive for municipalities to retire their higher-yielding outstanding issues. In general, conditions appear positive for the continuation of a favorable environment in which to invest in fixed-income securities.


Peter W. Hegel             Tim Haney
Executive Vice President   Portfolio Manager
Fixed Income Investments


                                          Please see footnotes on page three

6




Portfolio of Investments
December 31, 1995
--------------------------------------------------------------------------------------------
Par
Amount
(000)   Description                                           Coupon  Maturity  Market Value
--------------------------------------------------------------------------------------------
        Municipal Bonds
        New Jersey 86.9%
$  400  Atlantic City, NJ Brd Edl Sch (AMBAC Insd) ........   6.125%  12/01/11  $  432,092
   250  Camden Cnty, NJ Impt Auth Lease Rev Cnty Gtd (MBIA
        Insd) .............................................   6.150   10/01/14     270,103
   250  Delaware River Port Auth PA & NJ (FGIC Insd) ......   5.500   01/01/26     252,078
   250  Essex Cnty, NJ Impt Auth Lease Jail & Youth House
        Proj (AMBAC Insd) .................................   6.600   12/01/07     283,167
   370  Essex Cnty, NJ Ser A1 Rfdg (AMBAC Insd) ...........   5.375   09/01/10     377,533
   250  Hudson Cnty, NJ Ctfs Partn Correctional Fac Rfdg
        (MBIA Insd) .......................................   6.600   12/01/21     274,822
   250  Lacey Muni Util Auth NJ Wtr Rev (MBIA Insd) .......   6.250   12/01/24     271,545
   250  Mercer Cnty, NJ Impt Auth Rev .....................       *   04/01/11     112,723
   400  Mercer Cnty, NJ Impt Auth Rev Solid Waste Ser A
        Rfdg (FGIC Insd) ..................................   6.700   04/01/13     421,832
   500  Millburn Twp, NJ Brd Edl ..........................   5.350   07/15/12     517,870
   500  New Jersey Econ Dev Auth Dist Heating & Cooling
        Rev Trigen Trenton Ser A ..........................   6.200   12/01/10     517,185
   400  New Jersey Econ Dev Auth Holt Hauling and Warehsg
        Rev Ser G Rfdg ....................................   8.400   12/15/15     427,852
   300  New Jersey Econ Dev Auth Mkt Transition Fac Rev Sr
        Lien Ser A (MBIA Insd) ............................   5.800   07/01/09     316,791
   210  New Jersey Econ Dev Auth Pollutn Ctl Rev Pub Svcs
        Elec & Gas Co Proj A (MBIA Insd) ..................   6.400   05/01/32     227,405
   350  New Jersey Econ Dev Auth Rev RWJ Hlth Care Corp
        (FSA Insd) ........................................   6.250   07/01/14     378,133
   300  New Jersey Econ Dev Auth Wtr Fac Rev Hackensack
        Wtr Co Proj B Rfdg (MBIA Insd) ....................   5.900   03/01/24     308,637
   490  New Jersey Hlthcare Fac Fin Auth Rev Atlantic City
        Med Cent Ser C Rfdg ...............................   6.800   07/01/11     539,108
   700  New Jersey Hlthcare Fac Fin Auth Rev Christ Hosp
        Group Issue (Connie Lee Insd) .....................   7.000   07/01/04     806,512
   400  New Jersey Hlthcare Fac Fin Auth Rev Christ Hosp
        Group Issue (Connie Lee Insd) .....................   7.000   07/01/06     467,800
   250  New Jersey Hlthcare Fac Fin Auth Rev Englewood
        Hosp & Med Cent ...................................   6.700   07/01/15     262,103
   250  New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp
        Cent at Passaic (FSA Insd) ........................   6.000   07/01/06     273,628


7                    See Notes to Financial Statements








Portfolio of Investments (Continued)
December 31, 1995
----------------------------------------------------------------------------------------------
Par
Amount
(000)     Description                                           Coupon  Maturity  Market Value
----------------------------------------------------------------------------------------------
          New Jersey (Continued)
$   250   New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp Cent
          at Passaic (FSA Insd) ..............................  6.750%  07/01/19  $  285,262
    400   New Jersey Hlthcare Fac Fin Auth Rev Jersey Shore
          Med Cent (AMBAC Insd) ..............................  6.250   07/01/21     430,812
    350   New Jersey Hlthcare Fac Fin Auth Rev Saint Clares
          Riverside Med Cent (MBIA Insd) .....................  5.750   07/01/14     358,736
    500   New Jersey Hlthcare Fac Fin Auth Rev Southern Ocean
          Cnty Hosp Ser A ....................................  6.125   07/01/13     505,560
    400   New Jersey Sports & Exposition Auth Convention Cent
          Luxury Tax Rev Ser A Rfdg (MBIA Insd) ..............  6.250   07/01/20     429,000
    200   New Jersey St Edl Fac Auth Rev Caldwell College
          Ser A...............................................  7.250   07/01/25     211,772
    250   New Jersey St Edl Fac Auth Rev Glassboro St College
          Ser A (MBIA Insd) ..................................  6.700   07/01/21     275,507
    300   New Jersey St Edl Fac Auth Rev Montclair St Univ
          Ser F (AMBAC Insd) .................................  5.400   07/01/25     299,340
    270   New Jersey St Hsg & Mtg Fin Agy Rev Home Buyer Ser
          K (MBIA Insd) ......................................  6.375   10/01/26     279,936
    500   New Jersey St Hsg & Mtg Fin Agy Rev Home Buyer Ser
          O (MBIA Insd) ......................................  6.300   10/01/23     515,870
    280   New Jersey St Tpk Auth Rev Ser C Rfdg ..............  6.500   01/01/16     314,994
    200   Port Auth NY & NJ Cons Ninety Fifth Ser ............  6.125   07/15/22     209,752
    400   Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev Pub
          Svc Elec & Gas Co Proj C Rfdg (MBIA Insd) ..........  6.200   08/01/30     428,028
    300   Union City, NJ (FSA Insd) ..........................  6.375   11/01/10     341,100
                                                                                  ----------
                                                                                  12,624,588
                                                                                  ----------


8  See Notes to Financial Statements





Portfolio of Investments (Continued)
December 31, 1995
------------------------------------------------------------------------------------------
Par
Amount
(000)   Description                                          Coupon Maturity  Market Value
------------------------------------------------------------------------------------------
       Guam 1.7%
$ 250  Guam Govt Ser A ..................................    5.750% 09/01/04  $   252,185
                                                                              -----------
       Puerto Rico 9.0%
  200  Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
       Ser V Rfdg .......................................    6.625  07/01/12      218,462
  250  Puerto Rico Elec Pwr Auth Pwr Rev Ser T ..........    6.375  07/01/24      270,705
  250  Puerto Rico Elec Pwr Auth Pwr Rev Ser U Rfdg .....    6.000  07/01/14      259,975
  250  Puerto Rico Elec Pwr Auth Pwr Rev Ser Z Rfdg .....    5.500  07/01/14      252,120
  300  Puerto Rico Pub Bldgs Auth Gtd Pub Edl & Hlth Fac
       Ser M Rfdg (FSA Insd) ............................    5.750  07/01/15      308,511
                                                                              -----------
                                                                                1,309,773
                                                                              -----------
Total Long-Term Investments 97.6%
  (Cost $13,204,264) <F1>.................................................     14,186,546
Short-Term Investments at Amortized Cost 2.1%.............................        300,000
Other Assets in Excess of Liabilities 0.3%................................         39,728
                                                                              -----------
Net Assets 100%...........................................................    $14,526,274
                                                                              ===========

*Zero coupon bond

<F1>  At December 31, 1995, cost for federal income tax purposes is $13,204,264;
      the aggregate gross unrealized appreciation is $982,282 and the aggregate gross unrealized depreciation is $-0-, resulting in net unrealized appreciation of $982,282.


The following table summarizes the portfolio composition at December 31, 1995, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.


Portfolio Composition by Credit Quality


AAA...........   69.3%
AA............    2.3
A.............   10.9
BBB...........   13.0
Non-Rated.....    4.5
                ------
                100.0%
                ======


9  See Notes to Financial Statements





Statement of Assets and Liabilities
December 31, 1995
--------------------------------------------------------------------------------------------------
Assets:
Investments, at Market Value (Cost $13,204,264) (Note 1)...........................  $  14,186,546
Short-Term Investments (Note 1)....................................................        300,000
Cash ..............................................................................         33,430
Receivables:
  Interest.........................................................................        311,438
  Fund Shares Sold.................................................................         68,171
Unamortized Organizational Expenses (Note 1).......................................         85,760
                                                                                     --------------
    Total Assets...................................................................     14,985,345
                                                                                     --------------
Liabilities:
Payables:
  Investments Purchased............................................................        382,581
  Income Distributions ............................................................         30,014
Accrued Expenses...................................................................         46,476
                                                                                     --------------
    Total Liabilities..............................................................        459,071
                                                                                     --------------
Net Assets.........................................................................  $  14,526,274
                                                                                     ==============
Net Assets Consist of:
Capital (Note 3)...................................................................  $  13,807,351
Net Unrealized Appreciation on Investments.........................................        982,282
Accumulated Distributions in Excess of Net Investment Income (Note 1)..............         (4,253)
Accumulated Net Realized Loss on Investments.......................................       (259,106)
                                                                                     --------------
Net Assets.........................................................................  $  14,526,274
                                                                                     ==============
Maximum Offering Price Per Share:
  Class A Shares:
    Net asset value and redemption price per share (Based on net assets of
    $5,843,399 and 389,565 shares of capital stock issued and outstanding) (Note 3)  $       15.00
    Maximum sales charge (4.75%* of offering price)................................            .75
                                                                                     --------------
    Maximum offering price to public...............................................  $       15.75
                                                                                     ==============
Class B Shares:
    Net asset value and offering price per share (Based on net assets of $8,218,396
    and 548,211 shares of capital stock issued and outstanding) (Note 3)...........  $       14.99
                                                                                     ==============
Class C Shares:
    Net asset value and offering price per share (Based on net assets of $464,479
    and 30,966 shares of capital stock issued and outstanding) (Note 3)............  $       15.00
                                                                                     ==============

*On sales of $100,000 or more, the sales charge will be reduced.

10  See Notes to Financial Statements





Statement of Operations
For the Year Ended December 31, 1995
--------------------------------------------------------------------------------------------------
Investment Income:
Interest..........................................................................  $     688,966
                                                                                    --------------
Expenses:
Distribution (12b-1) and Service Fees (Allocated to Classes A, B and C of
  $12,135, $72,539 and $3,252, respectively) (Note 6)  ...........................         87,926
Investment Advisory Fee (Note 2) .................................................         72,316
Printing .........................................................................         52,045
Custody ..........................................................................         38,398
Legal (Note 2)....................................................................         27,255
Amortization of Organizational Expenses (Note 1)..................................         23,988
Audit.............................................................................         21,075
Shareholder Services (Note 2).....................................................         17,355
Trustees Fees and Expenses (Note 2)...............................................          9,248
Other.............................................................................          7,763
                                                                                    --------------
    Total Expenses................................................................        357,369
    Less Fees Waived and Expenses Reimbursed ($72,316 and $196,794, respectively).        269,110
                                                                                    --------------
    Net Expenses..................................................................         88,259
                                                                                    --------------
Net Investment Income.............................................................  $     600,707
                                                                                    ==============
Realized and Unrealized Gain/Loss on Investments:
Realized Gain/Loss on Investments:
  Proceeds from Sales.............................................................  $   3,468,286
  Cost of Securities Sold ........................................................     (3,639,871)
                                                                                    --------------
Net Realized Loss on Investments (Including realized loss on futures transactions
  of $205,953)....................................................................       (171,585)
                                                                                    --------------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period.........................................................       (225,534)
  End of the Period...............................................................        982,282
                                                                                    --------------
Net Unrealized Appreciation on Investments During the Period......................      1,207,816
                                                                                    --------------
Net Realized and Unrealized Gain on Investments...................................  $   1,036,231
                                                                                    ==============
Net Increase in Net Assets from Operations........................................  $   1,636,938
                                                                                    ==============


11  See Notes to Financial Statements







Statement of Changes in Net Assets
For the Year Ended December 31, 1995
and the Period July 29, 1994 (Commencement of Investment Operations)
to December 31, 1994
--------------------------------------------------------------------------------------------------------
                                                                    Year Ended         Period Ended
                                                                    December 31, 1995  December 31, 1994
--------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income.............................................  $        600,707   $        146,897
Net Realized Loss on Investments..................................          (171,585)           (87,521)
Net Unrealized Appreciation/Depreciation on Investments During
  the Period......................................................         1,207,816           (225,534)
                                                                    -----------------  -----------------
Change in Net Assets from Operations .............................         1,636,938           (166,158)
                                                                    -----------------  -----------------
Distributions from Net Investment Income..........................          (601,952)          (145,652)
Distributions in Excess of Net Investment Income (Note 1).....                (4,253)               -0-
                                                                    -----------------  -----------------
Distributions from and in Excess of
  Net Investment Income*......................................              (606,205)          (145,652)
                                                                    -----------------  -----------------
Net Change in Net Assets from Investment Activities...............         1,030,733           (311,810)
                                                                    -----------------  -----------------
From Capital Transactions (Note 3):
Proceeds from Shares Sold.........................................         5,834,549         10,259,465
Net Asset Value of Shares Issued Through Dividend Reinvestment....           296,757             71,306
Cost of Shares Repurchased........................................        (2,307,583)          (351,433)
                                                                    -----------------  -----------------
Net Change in Net Assets from Capital Transactions................         3,823,723          9,979,338
                                                                    -----------------  -----------------
Total Increase in Net Assets......................................         4,854,456          9,667,528
Net Assets:
Beginning of the Period...........................................         9,671,818              4,290
                                                                    -----------------  -----------------
End of the Period (Including undistributed net investment income
of $(4,253) and $1,245, respectively) ............................  $     14,526,274   $      9,671,818
                                                                    =================  =================


                                     Year Ended         Period Ended
*Distributions by Class              December 31, 1995  December 31, 1994
-------------------------------------------------------------------------
Distributions from and in Excess of
Net Investment Income:
  Class A Shares...................  $       (244,934)  $        (48,787)
  Class B Shares...................          (345,970)           (93,517)
  Class C Shares...................           (15,301)            (3,348)
                                     -----------------  -----------------
                                     $       (606,205)  $       (145,652)
                                     =================  =================

12  See Notes to Financial Statements





Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
-------------------------------------------------------------------------------------------------
                                                                                    July 29, 1994
                                                                         Year       (Commencement
                                                                        Ended       of Investment
                                                                 December 31,      Operations) to
Class A Shares                                                           1995   December 31, 1994
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period........................  $    13.754   $        14.300
                                                                  ------------  -----------------
  Net Investment Income.........................................         .792              .295
  Net Realized and Unrealized Gain/Loss on Investments..........        1.253             (.551)
                                                                  ------------  -----------------
Total from Investment Operations................................        2.045             (.256)
Less Distributions from and in Excess of Net Investment Income
  (Note 1)......................................................         .799              .290
                                                                  ------------  -----------------
Net Asset Value, End of the Period..............................  $    15.000   $        13.754
                                                                  ============  =================
Total Return*...................................................       15.26%            (1.81%)**
Net Assets at End of the Period (In millions)...................  $     5.8     $         3.0
Ratio of Expenses to Average Net
  Assets* (Annualized)..........................................         .27%              .17%
Ratio of Net Investment Income to
  Average Net Assets* (Annualized)..............................        5.43%             5.16%
Portfolio Turnover..............................................       31.45%            11.00%
* If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as
  follows:
Ratio of Expenses to Average Net
  Assets (Annualized)...........................................        2.53%             3.17%
Ratio of Net Investment Income to
  Average Net Assets (Annualized)...............................        3.17%             2.17%

**Non-Annualized


13  See Notes to Financial Statements





Financial Highlights (Continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
-------------------------------------------------------------------------------------------------
                                                                                    July 29, 1994
                                                                         Year       (Commencement
                                                                        Ended       of Investment
                                                                 December 31,      Operations) to
Class B Shares                                                           1995   December 31, 1994
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period........................  $    13.738   $        14.300
                                                                  ------------  -----------------
  Net Investment Income.........................................         .685              .253
  Net Realized and Unrealized Gain/Loss on Investments..........        1.260             (.563)
                                                                  ------------  -----------------
Total from Investment Operations................................        1.945             (.310)
Less Distributions from and in Excess of Net Investment Income
  (Note 1)......................................................         .692              .252
                                                                  ------------  -----------------
Net Asset Value, End of the Period..............................  $    14.991   $        13.738
                                                                  ============  =================
Total Return*...................................................       14.43%            (2.16%)**
Net Assets at End of the Period (In millions)...................  $     8.2     $         6.5
Ratio of Expenses to Average Net
  Assets* (Annualized)..........................................        1.01%              .93%
Ratio of Net Investment Income to
  Average Net Assets* (Annualized)..............................        4.73%             4.38%
Portfolio Turnover..............................................       31.45%            11.00%
* If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as
  follows:
Ratio of Expenses to Average Net
  Assets (Annualized)...........................................        3.23%             3.89%

Ratio of Net Investment Income to
Average Net Assets (Annualized).................................        2.51%             1.41%

**Non-Annualized

14  See Notes to Financial Statements




Financial Highlights (Continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
-------------------------------------------------------------------------------------------------
                                                                                    July 29, 1994
                                                                          Year      (Commencement
                                                                         Ended      of Investment
                                                                  December 31,     Operations) to
Class C Shares                                                            1995  December 31, 1994
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period........................  $     13.753  $         14.300
                                                                  ------------  -----------------
Net Investment Income...........................................          .706              .240
Net Realized and Unrealized Gain/Loss on Investments............         1.233             (.535)
                                                                  ------------  -----------------
Total from Investment Operations................................         1.939             (.295)
Less Distributions from and in Excess of Net Investment Income
  (Note 1)......................................................          .692              .252
                                                                  ------------  -----------------
Net Asset Value, End of the Period..............................  $     15.000  $         13.753
                                                                  ============  =================
Total Return*...................................................        14.42%            (2.09%)**
Net Assets at End of the Period (In millions)...................  $       .5   $            .2
Ratio of Expenses to Average Net
  Assets* (Annualized)..........................................         1.00%              .91%
Ratio of Net Investment Income to
  Average Net Assets* (Annualized)..............................         4.73%             4.39%
Portfolio Turnover..............................................        31.45%            11.00%
* If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as
  follows:
Ratio of Expenses to Average Net Assets (Annualized)............         3.23%             3.85%
Ratio of Net Investment Income to
Average Net Assets (Annualized).................................         2.50%             1.46%

**Non-Annualized

15  See Notes to Financial Statements





Notes to Financial Statements
December 31, 1995
--------------------------------------------------------------------------------


1. Significant Accounting Policies

Van Kampen American Capital New Jersey Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen American Capital Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax and New Jersey gross income tax, consistent with preservation of capital. The Fund commenced investment operations on July 29, 1994.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation-Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1995, there were no when issued or delayed delivery purchase commitments.

C. Investment Income and Expenses-Interest income and expenses are recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


16




Notes to Financial Statements (Continued)
December 31, 1995
--------------------------------------------------------------------------------

D. Organizational Expenses-The Fund will reimburse Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $120,000. These costs are being amortized on a straight line basis over the 60 month period ending July 28, 1999. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

  The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1995, the Fund had an accumulated capital loss carryforward for tax purposes of $259,106, of which $11,885 and $247,221 will expire on December 31, 2002 and 2003, respectively. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

F. Distribution of Income and Gains-The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:



Average Net Assets       % Per Annum
------------------------------------
First $500 million.....  .600 of 1%
Over $500 million......  .500 of 1%



17



Notes to Financial Statements (Continued)
December 31, 1995
--------------------------------------------------------------------------------

  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

  For the year ended December 31, 1995, the Fund recognized expenses of approximately $12,100 representing VKAC's cost of providing cash management, legal and certain shareholder services (prior to July, 1995) to the Fund. All of this cost has been waived by VKAC.

  In July, 1995, the Fund began using ACCESS Investor Services, Inc., an affiliate of the Adviser, as the transfer agent of the Fund. For the year ended December 31, 1995, the Fund recognized expenses of approximately $2,640, representing ACCESS's cost of providing transfer agency and shareholder services plus a profit. All of this expense has been assumed by VKAC.

  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

  The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. The Fund's liability under the deferred compensation and retirement plans at December 31, 1995, was approximately $8,000.

  At December 31, 1995, VKAC owned 100 shares each of Classes A, B and C.

3. Capital Transactions

The Fund has outstanding three classes of common shares, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.


18




Notes to Financial Statements (Continued)
December 31, 1995
--------------------------------------------------------------------------------

  At December 31, 1995, capital aggregated $5,565,936, $7,797,542 and $443,873 for Classes A, B and C, respectively. For the year ended December 31, 1995, transactions were as follows:

                                 Shares      Value
------------------------------------------------------------
Sales:
  Class A......................    207,068   $    2,985,783
  Class B......................    184,393        2,661,480
  Class C......................     12,868          187,286
                                 ----------  ---------------
Total Sales....................    404,329   $    5,834,549
                                 ==========  ===============
Dividend Reinvestment:
  Class A......................      8,428   $      122,246
  Class B......................     11,009          159,264
  Class C......................      1,049           15,247
                                 ----------  ---------------
Total Dividend Reinvestment....     20,486   $      296,757
                                 ==========  ===============
Repurchases:
  Class A......................    (41,615)  $     (605,336)
  Class B......................   (117,446)      (1,691,133)
  Class C......................       (755)         (11,114)
                                 ----------  ---------------
Total Repurchases..............   (159,816)  $   (2,307,583)
                                 ==========  ===============



19



Notes to Financial Statements (Continued)
December 31, 1995
--------------------------------------------------------------------------------

  At December 31, 1994, capital aggregated $3,063,243, $6,667,931 and $252,454 for Classes A, B and C, respectively. For the period ended December 31, 1994, transactions were as follows:

                                 Shares     Value
----------------------------------------------------------
Sales:
  Class A......................   221,890   $   3,146,645
  Class B......................   484,535       6,865,118
  Class C......................    17,462         247,702
                                 ---------  --------------
Total Sales....................   723,887   $  10,259,465
                                 =========  ==============
Dividend Reinvestment:
  Class A......................     2,136   $      29,495
  Class B......................     2,787          38,489
  Class C......................       242           3,322
                                 ---------  --------------
Total Dividend Reinvestment....     5,165   $      71,306
                                 =========  ==============
Repurchases:
  Class A......................    (8,442)  $    (114,327)
  Class B......................   (17,167)       (237,106)
  Class C......................       -0-             -0-
                                 ---------  --------------
Total Repurchases..............   (25,609)  $    (351,433)
                                 =========  ==============


20






Notes to Financial Statements (Continued)
December 31, 1995
--------------------------------------------------------------------------------

  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                            Contingent Deferred
                               Sales Charge
Year of Redemption          Class B  Class C
--------------------------------------------
First.....................    4.00%  1.00%
Second....................    3.75%  None
Third.....................    3.50%  None
Fourth....................    2.50%  None
Fifth.....................    1.50%  None
Sixth.....................    1.00%  None
Seventh and Thereafter....    0.00%  None



  For the year ended December 31, 1995, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $12,700 and CDSC on the redeemed shares of Classes B and C of approximately $54,700. Sales charges do not represent expenses of the Fund.

4. Investment Transactions

Aggregate purchases and cost of sales of investment securities, excluding short-term notes, for the year ended December 31, 1995, were $7,774,416 and $3,639,871, respectively.


21




Notes to Financial Statements (Continued)
December 31, 1995
--------------------------------------------------------------------------------

5. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index. The Fund utilizes futures contracts to manage the portfolio's effective maturity or duration.

  A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date.

  The fluctuation in market value of the contracts is settled daily through a cash margin account. Realized gains and losses are recognized when the contracts are closed or expire.

  Transactions in futures contracts, each with a par value of $100,000, for the year ended December 31, 1995, were as follows:

                                      Contracts
-----------------------------------------------
Outstanding at December 31, 1994....        15
Futures Opened......................        15
Futures Closed......................       (30)
                                      ---------
Outstanding at December 31, 1995....       -0-
                                      =========


6.  Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (the "Service Plan," collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

  Annual fees under the Plans of up to .25% of Class A shares and 1.00% each of Class B and Class C shares are accrued daily. Included in these fees for the year ended December 31, 1995, are payments to VKAC of approximately $50,800.


22



Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders of the Van Kampen American Capital New Jersey Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital New Jersey Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended, and for the period from July 29, 1994 (commencement of investment operations) through December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital New Jersey Tax Free Income Fund as of December 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period from July 29, 1994 (commencement of investment operations) through December 31, 1994, in conformity with generally accepted accounting principles.

                                                        KPMG Peat Marwick LLP
Chicago, Illinois
February 13, 1996


23






Funds Distributed by Van Kampen American Capital
--------------------------------------------------------------------------------

GLOBAL AND INTERNATIONAL

  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund

EQUITY

Growth
  Emerging Growth Fund
  Enterprise Fund
  Pace Fund
Growth & Income
  Balanced Fund
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund

FIXED INCOME

  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE

  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Limited Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund
  Texas Tax Free Income Fund

THE GOVETT FUNDS

  Emerging Markets Fund
  Global Income Fund
  International Equity Fund
  Latin America Fund
  Pacific Strategy Fund
  Smaller Companies Fund

Ask your investment adviser for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.


24



Van Kampen American Capital New Jersey Tax Free Income Fund
--------------------------------------------------------------------------------

Board of  Trustees

J. Miles Branagan

Linda Hutton Heagy

Roger Hilsman

R. Craig Kennedy

Dennis J. McDonnell*

Donald C. Miller - Chairman

Jack E. Nelson

Don G. Powell*

Jerome L. Robinson

Fernando Sisto

Wayne W. Whalen*

William Stewart Woodside


Officers

Don G. Powell*
President and Chief Executive Officer

Dennis J. McDonnell*
Executive Vice President

Ronald A. Nyberg*
Vice President and Secretary

Edward C. Wood III*
Vice President and Chief Financial Officer

Curtis W. Morell*
Vice President and Chief Accounting Officer

John L. Sullivan*
Treasurer

Tanya M. Loden*
Controller

William N. Brown*
Peter W. Hegel*
Robert C. Peck, Jr.*
Alan T. Sachtleben*
Paul R. Wolkenberg*
Vice Presidents


Investment Adviser

Van Kampen American Capital Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181


Distributor

Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181


Transfer Agent

ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256


Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105


Legal Counsel

Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive
Chicago, Illinois 60606


Independent Auditors

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601


*"Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1996 All rights reserved.

SM denotes a service mark of
Van Kampen American Capital Distributors, Inc.


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.


25


Table of Contents
Letter to Shareholders.................   1
Performance Results....................   3
Performance Perspective................   4
Portfolio Management Review............   5
Portfolio of Investments...............   7
Statement of Assets and Liabilities....   9
Statement of Operations................  10
Statement of Changes in Net Assets.....  11
Financial Highlights...................  12
Notes to Financial Statements..........  15
Independent Auditors' Report...........  21


Letter to Shareholders

January 30, 1996

Dear Shareholder,
  For most investors, it would be hard to surpass the success enjoyed during 1995. The stock and bond markets achieved substantial gains, driven by a combination of continuing economic growth and low inflation. The strength of equity and fixed-income securities in 1995 was particularly impressive because it followed a year in which both markets declined. People who remained invested during 1995 generally shared in the growth of the markets, while investors who retreated after 1994's downturn may have missed out on the double-digit returns.

The rebound in the markets last year reinforces the importance of maintaining a long-term perspective for your investments. While the environment for stocks and bonds remains positive, it is unlikely that 1996 will see a repeat of the markets' strong 1995 performance. However, over the long-term, stocks have outperformed virtually all other types of investments, and bonds have met the needs of investors who seek capital preservation and regular income.

[PHOTO]

Dennis J. McDonnell and Don G. Powell

Economic Overview
  The U.S. economy grew throughout 1995, though the rate of growth slowed toward yearend. The gross domestic product (the value of all goods and services produced in the United States) grew at an annual rate of more than 4.2 percent in the third quarter of 1995, but slowed to an estimated 2 to 3 percent in the fourth quarter, with retail and auto sales particularly sluggish. The slower growth rate eased concerns about a rise in inflation and allowed the Federal Reserve Board to lower short-term interest rates by a quarter-percentage point in late December. The reduction in rates during the latter half of 1995 is expected to help generate moderate economic growth in 1996, just as the Fed's raising of short-term rates in 1994 helped slow economic growth in 1995.

  The cut in short-term rates, combined with modest growth forecasts, was viewed by the financial markets as a positive event, pushing up both stock and bond prices. For the year ended December 31, 1995, the Standard & Poor's 500-Stock Index achieved a total return of 37.45 percent. The yield on 10-year Treasury notes was 5.57 percent on December 31, compared to 7.83 percent at the beginning of the year. Because bond prices and yields move in opposite directions, bond prices rose. Many observers expect the Fed to cut rates further if Congress and the President are able to reach an agreement on the federal budget, provided economic conditions justify further easing.
  With a low inflation, low interest rate environment, corporate earnings remained quite strong during the year, helping to push stocks to new highs.
The strongest sectors were tech-

1 (Continued on page two)

nology and finance, as these stocks benefited from the impact of the Internet, telecommunications deregulation and bank mergers. U.S. companies with global operations also did well, aided by a declining U.S. dollar.

Economic Outlook
  Looking ahead, we are cautiously optimistic. We expect the economy to grow at a rate of 2 to 3 percent throughout 1996, with growth stronger in the second half of the year as the full impact of the Fed's rate cuts take effect. Lower rates will have the greatest impact on interestsensitive industries, such as housing. Although inflation appears to be under control, there probably will be some cyclical upward pressure in 1996.

  The current economic conditions are ideal for stocks, especially those of smaller companies, because they tend to be affected less by economic cycles. The outlook for the fixedincome market---including municipal bonds---is positive, too. In the near-term, we believedomestic markets will benefit from a stable U.S. dollar and increased business activity driven in part by a number of recently announced strategic reorganizations of some of the nation's blue chip industry leaders.

  During recent months, debate over tax reform and the federal deficit has dominated the agenda in Washington. Now that we are in a presidential election year, tax reform likely will replace the budget battle as the top issue in Washington. There has been varied speculation about the impact tax reform could have on the economy and on various types of investments. We are following the tax reform debate very closely, and we will keep you updated on this issue throughout the year. See the winter issue of "Your Portfolio" for a detailed discussion of tax reform.

  On the following pages, you can read about your Fund's performance in 1995, as well as the portfolio management team's outlook for the Fund in the coming months. We hope that you will find this information helpful.

Corporate News
  As part of our commitment to helping you achieve your investment goals, Van Kampen American Capital strives to provide shareholders with the best service in the mutual fund industry. That is why we are especially pleased to have received the 1995 Quality Tested Service Seal, which is awarded annually by DALBAR, Inc., an independent research firm. The Seal, which symbolizes the achievement of the highest tier of service in the mutual fund industry, was awarded to American Capital annually from 1990 to 1994 and we are honored that the service provided by Van Kampen American Capital has achieved the same level of excellence.

Sincerely,



Don G. Powell                Dennis J. McDonnell
Chairman                     President
Van Kampen American Capital  Van Kampen American Capital
Investment Advisory Corp.    Investment Advisory Corp.

2

     Performance Results for the Period Ended December 31, 1995
     Van Kampen American Capital New York Tax Free Income Fund


                                      A Shares   B Shares   C Shares

Total Returns

One-year total return based on NAV<F1> 17.33%     16.47%     16.39%
One-year total return<F2>.........     11.75%     12.47%     15.39%
Life-of-Fund average annual total
return<F2>........................      5.93%      6.27%      8.78%
Life-of-Fund cumulative
total return based on NAV<F1>.....     13.89%     12.74%     12.67%
Commencement date.................    07/29/94   07/29/94   07/29/94


Distribution Rates and Yield
Distribution rate<F3>.............      5.05%      4.58%      4.59%
Taxable equivalent
distribution rate<F4>.............      8.54%      7.75%      7.77%
SEC Yield<F5>.....................      5.03%      4.52%      4.51%

<F1> Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

<F2> Standardized total return. Assumes reinvestment of all distributions for the period ended and includes payment of the maximum sales charge
     (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

<F3> Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

<F4> Taxable equivalent calculations reflect a combined federal and state income tax rate of 40.9% which takes into consideration the deductibility of individual state taxes paid.

<F5> SEC Yield is a standardized calculation prescribed by the Securities and
     Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 30, 1995. Had certain expenses of the Fund not been assumed by VKAC, the SEC Yield would have been 3.30%, 2.79% and 2.78% for Classes A, B and C, respectively and total returns would have been lower.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

3

             Putting Your Fund's Performance in Perspective

  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:


* Illustrate the general market environment in which your investments are being managed

*  Reflect the impact of favorable market trends or difficult market conditions

* Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

[GRAPH]

Growth of a Hypothetical $10,000 Investment
Van Kampen American Capital New York Tax Free Income Fund vs Lehman Brothers Municipal Bond Index (July 1994 through December 1995)


                    NYTF
                    FUND                    Lehman Muni Bond Index
       29-Jul-94     9,526.95               10,000.00
       31-Aug-94     9,662.40               10,035.00
       30-Sep-94     9,421.80                9,887.49
       31-Oct-94     9,206.80                9,711.49
       30-Nov-94     8,970.60                9,535.71
       30-Dec-94     9,248.10                9,745.50
       31-Jan-95     9,540.70               10,024.22
       28-Feb-95     9,889.40               10,315.92
       31-Mar-95     9,957.90               10,434.55
       28-Apr-95     9,943.70               10,447.08
       31-May-95    10,207.20               10,780.34
       30-Jun-95    10,046.30               10,686.55
       31-Jul-95    10,123.10               11,701.77
       31-Aug-95    10,228.40               11,850.38
       29-Sep-95    10,320.10               11,925.04
       31-Oct-95    10,490.50               12,097.95
       30-Nov-95    10,716.60               12,298.78
       29-Dec-95    10,850.40               12,416.85

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions for the period ended December 31, 1995, and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

4

                  Portfolio Management Review

  Van Kampen American Capital New York Tax Free Income Fund

We recently spoke with the management team of the Van Kampen American Capital New York Tax Free Income Fund about the key events and economic forces which shaped the markets during the past fiscal year. The team includes
Dennis Pietrzak, portfolio manager, and Peter W. Hegel, executive vice president for fixed-incomeinvestments. The following excerpts reflect their views on the Fund's performance during the twelve-month period ended December 31, 1995.

Q. What were some of the important events or market conditions which had an impact on the Fund's performance during 1995?

A. The bond market in general was quite strong in 1995, and municipal securities, of course, participated in the year's rally. Clearly, the environment for investing in fixedincome securities was extremely favorable across the board.Inflation continued to remain in check, with rates hovering around the 2 percent range, while the economy grew at a fairly steady but modest pace.
   As a result, the Federal Reserve Board lowered its key lending rate (the fed funds rate) by one-quarter percentage point in July of 1995 and again, by one-quarter of a percentage point, in December. Naturally, bond prices were driven higher as rates trended downward over the course of the year (bond prices go up when rates go down, and vice versa).

   Another factor that had been priced into the municipal market late in the year was the expectation that a federal budget agreement was inevitable. The market anticipated a positive budget compromise, and reacted accordingly. Even though the possibility of tax reform weighed on the market to some extent, the belief that progress on the federal budget deficit would be made helped to bolster municipal bonds, especially at the longer end of the maturity spectrum.

Q. What were some of the challenges you faced in managing the Fund, and how was it positioned to take advantage of 1995 market conditions?

A. The New York municipal market has seen its share of turmoil over the years, but recent developments have been positive. Constructive action has been under way to streamline the state budget process, and to take initiatives against crime and waste in order to create a better living environment.
   In other words, anything that strengthens the municipalities which issue debt can improve the environment for municipal investing.

   By maintaining the Fund's portfolio, and investing the majority of assets in investment-grade securities, we were able to take advantage of the positive New York municipal environment. In fact, as of December 31, 1995, 45 percent of the Fund's holdings are in New York securities rated AAA by Standard & Poor's Ratings Group. We feel we met our goal of finding the issues that appeared to offer the greatest relative value by relying on our strong internal credit research team to help us do just that.

Q. How well did the Fund perform under these conditions?

A. We had a good year, providing Class A shares with a total return at net asset value of 17.33 percent<F1> over the twelve months ended
   December 31, 1995. The Fund continues to provide an attractive level of tax-exempt income, with a Class A share distribution rate of 5.05 percent<F3> as of December 31, 1995.
   Since income from the Fund is exempt from federal and state income taxes, it is important to compare the Fund's distribution rate to an equivalent taxable rate. For example, for New York residents in the combined marginal tax bracket of 40.9 percent, the Fund's Class A share distribution rate represents a yield equivalent to a taxable investment earning
   8.54 percent<F4>. At the same time, the Fund's Class A share net asset value closed the fiscal year at $15.05 per share, up from $13.58 per share at the end of the last fiscal year.

   In comparison to the total return of the Lehman Brothers Municipal Bond Index,a broad-based, unmanaged index, which was 17.46 percent for the twelve months through December 31, 1995, the Fund's performance was comparable.

[PIE CHART]


Portfolio Composition as of December 31, 1995

General Purpose.......26.7%
Public Building.......15.5%
Health Care...........14.9%
Industrial Revenue ...14.1%
Other.................11.5%
Water & Sewer......... 6.5%
Higher Education...... 6.1%
Transportation........ 4.7%

Q. What is your outlook for the Fund and the market in the months ahead?

A. We're confident that the investment environment will remain positive for fixed-income securities in the near term. Inflation appears to be under control and the economy shows no signs of overheating.

   We anticipate the Fed will continue its accommodative monetary policy and reduce the fed funds rate further during the first half of 1996.
   Based on the historically high level of real interest rates
   (market rates less the inflation rate), there seems to be room for short-term interest rates to trend lower, which is a good sign for long-term rates as well. We expect the supply of new municipal issues to follow the trend of 1995, and remain somewhat low in 1996. However, refunding activity should be high as the lower interest rate environment makes it more attractive for municipalities to retire their higher-yielding outstanding issues.

   In general, conditions appear positive for the continuation of a favorable environment in which to invest in fixed-income securities.



Peter W. Hegel                   Dennis Pietrzak
Executive Vice President         Portfolio Manager
Fixed Income Investments

6  Please see footnotes on page three


Portfolio of Investments
December 31, 1995
----------------------------------------------------------------------------------------------------
Par
Amount
(000)    Description                                                 Coupon   Maturity   Market Value
-----------------------------------------------------------------------------------------------------
        Municipal Bonds
        New York  92.6%
$  400  Battery Park City Auth NY Rev Sr Ser A Rfdg ...............   5.000%  11/01/13  $  374,612
   200  Broome Cnty, NY Ctfs Partn Pub Safety Fac (MBIA Insd) .....   5.250   04/01/15     198,190
   500  Buffalo, NY Swr Auth Rev Swr Sys Ser G Rfdg (FGIC Insd) ...   5.000   07/01/12     494,190
   500  Essex Cnty, NY Indl Dev Agy Rev Solid Waste Disposal Intl
        Paper Ser A ...............................................   5.800   12/01/19     501,680
   400  New Rochelle, NY Ser B (MBIA Insd) ........................   6.150   08/15/19     432,568
   500  New York City Indl Dev Agy Rev Visy Paper Inc Proj <F2>....   7.950   01/01/28     511,565
   375  New York City Indl Dev Agy Spl Fac Rev Terminal One Group
        Assn Proj .................................................   5.700   01/01/04     378,596
   500  New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev Ser B
        (AMBAC Insd) <F3> .........................................   5.375   06/15/19     499,325
   350  New York City Ser A Rfdg ..................................   6.250   08/01/08     359,940
   500  New York City Ser C .......................................   7.250   08/15/24     543,200
   500  New York City Ser H (Cap Guar Insd) .......................   7.000   02/01/21     567,755
   300  New York St Dorm Auth Rev City Univ Ser F .................   5.000   07/01/14     276,339


   350  New York St Dorm Auth Rev City Univ Sys Cons Ser A.........   5.625   07/01/16     353,402
   500  New York St Dorm Auth Rev Court Fac Lease Ser A ...........   5.700   05/15/22     496,255
   300  New York St Dorm Auth Rev St Univ Edl Fac B Rfdg ..........   6.000   05/15/17     301,980
   500  New York St Energy Resh & Dev Auth Elec Fac Rev Cons
        Edison Co NY Inc Proj Ser A (MBIA Insd) ...................   7.500   01/01/26     557,340
   300  New York St Energy Resh & Dev Auth St Svc Contract Rev
        Western NY Nuclear Svc Cent Proj ..........................   6.000   04/01/00     313,449
   500  New York St Environmental Fac Corp Pollutn Ctl Rev St Wtr
        Revolving Fund Ser D ......................................   6.850   11/15/11     567,825
   500  New York St Hsg Fin Agy Rev Insd Multi-Family Mtg Ser B
        (AMBAC Insd) ..............................................   6.250   08/15/14     522,870
   425  New York St Loc Govt Assistance Corp Ser B ................   6.000   04/01/12     445,655
   595  New York St Med Care Fac Fin Agy Rev North Shore Univ Glen
        Cove Ser A (MBIA Insd) ....................................   5.125   11/01/12     590,978
   500  New York St Med Care Fac Fin Agy Rev NY Hosp Mtg Ser A
        (AMBAC Insd) ..............................................   6.200   08/15/05     556,490
   500  New York St Med Care Fac Fin Agy Rev NY Hosp Mtg Ser A
        (AMBAC Insd) ..............................................   6.600   02/15/11     566,165
   300  New York St Med Care Fac Fin Agy Rev Presbyterian Hosp Mtg
        Ser A Rfdg (FHA Gtd) ......................................   5.250   08/15/14     294,564
   500  New York St Mtg Agy Rev Homeowner Mtg Ser 30B .............   6.650   10/01/25     521,185
   300  New York St Thruway Auth Hwy & Brdg Tr Fund Ser A .........   6.000   04/01/14     316,299
   500  New York St Urban Dev Corp Rev Correctional Cap Fac Ser 5
        (MBIA Insd) ...............................................   5.500   01/01/25     502,250

7    See Notes to Financial Statements


Portfolio of Investments (Continued)
December 31, 1995
----------------------------------------------------------------------------------------------------
Par
Amount
(000)    Description                                  Coupon   Maturity   Market Value
----------------------------------------------------------------------------------------------------
        New York (Continued)
$  370  New York St Urban Dev Corp Rev Correctional
        Fac Rfdg ....................................   5.625%  01/01/07  $    374,033
   300  New York St Urban Dev Corp Rev Correctional
        Fac Rfdg ....................................   5.750   01/01/13       300,939
   250  Newark Wayne Cmnty Hosp Inc NY Hosp Rev Hosp
        Rev Ser A ...................................   7.600   09/01/15       261,270
   420  Niagara Falls, NY Pub Impt (MBIA Insd) ......   6.900   03/01/20       481,475
   500  Oneida Cnty, NY Pub Impt <F3> ...............   5.850   03/15/12       508,350
   400  Triborough Brdg & Tunl Auth NY Rev Genl Purp
        Ser A Rfdg ..................................   5.000   01/01/12       390,740
                                                                          ------------
                                                                            14,361,474
                                                                          ------------
        Guam   3.3%
   500  Guam Govt Ser A .............................    5.500  09/01/01       506,025
                                                                          ------------

        Puerto Rico  2.0%
   300  Puerto Rico Comwlth Ser A Rfdg ..............    6.250  07/01/10       318,966
                                                                          ------------
Total Long-Term Investments 97.9%
(Cost $14,033,522) <F1>................................................     15,186,465
Short-Term Investments at Amortized Cost  2.6%.........................        400,000

Liabilities in Excess of Other Assets  (0.5%)..........................       (72,851)
                                                                          ------------
Net Assets  100%.......................................................  $  15,513,614
                                                                         =============

<F1>  At December 31, 1995, cost for federal income tax purposes is $14,033,522;
      the aggregate gross unrealized appreciation is $1,152,943 and the aggregate gross unrealized depreciation is $-0-, resulting in net unrealized appreciation of $1,152,943.

<F2>  Securities purchased on a when issued or delayed delivery basis.

<F3>  Assets segregated as collateral for when issued or delayed delivery purchase commitments.


The following table summarizes the portfolio composition at December 31, 1995, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.


            Portfolio Composition by Credit Quality
               AAA...........    45.0%
               AA............     5.9
               A.............    15.5
               BBB...........    28.5
               Non-Rated.....     5.1
                               =======
                                 100%
                               =======

 8       See Notes to Financial Statements

                   Statement of Assets and Liabilities
                           December 31, 1995
--------------------------------------------------------------------------------
Assets:
Investments, at Market Value (Cost $14,033,522) (Note 1).........................  $  15,186,465
Short-Term Investments (Note 1)..................................................        400,000
Cash.............................................................................        141,539
Receivables:
  Interest.......................................................................        308,367
  Investments Sold...............................................................        285,015
  Fund Shares Sold...............................................................         10,237
Unamortized Organizational Expenses (Note 1).....................................         85,760
                                                                                   --------------
Total Assets.....................................................................     16,417,383
                                                                                   --------------
Liabilities:
Payables:
  Investments Purchased..........................................................        783,435
  Income Distributions ..........................................................         30,040
  Fund Shares Repurchased........................................................         28,174
Accrued Expenses.................................................................         62,120
                                                                                   --------------
    Total Liabilities............................................................        903,769
                                                                                   --------------
Net Assets.......................................................................  $  15,513,614
                                                                                   ==============
Net Assets Consist of:
Capital (Note 3).................................................................  $  14,677,155
Net Unrealized Appreciation on Investments.......................................      1,152,943
Accumulated Distributions in Excess of Net Investment Income ....................         (7,788)
Accumulated Net Realized Loss on Investments.....................................       (308,696)
                                                                                   --------------
Net Assets.......................................................................  $  15,513,614
                                                                                   ==============
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of
$5,354,675 and 355,842 shares of capital stock issued and outstanding) (Note 3)..  $       15.05
Maximum sales charge (4.75%* of offering price)..................................            .75
                                                                                   --------------
Maximum offering price to public.................................................  $       15.80
                                                                                   ==============
Class B Shares:
Net asset value and offering price per share (Based on net assets of
$9,747,319 and 647,820 shares of capital stock issued and outstanding) (Note 3)..  $       15.05
                                                                                   ==============
Class C Shares:
Net asset value and offering price per share (Based on net assets of $411,620
and 27,366 shares of capital stock issued and outstanding) (Note 3)..............  $       15.04
                                                                                   ==============
*On sales of $100,000 or more, the sales charge will be
reduced.

9 See Notes to Financial Statements

                              Statement of Operations
                       For the Year Ended December 31, 1995
----------------------------------------------------------------------------------------------
Investment Income:
Interest.........................................................................  $     788,239
                                                                                   --------------
Expenses:
Distribution (12b-1) and Service Fees (Allocated to Classes A, B and C of
$10,877, $92,362 and $2,634, respectively) (Note 6) .............................        105,873
Investment Advisory Fee (Note 2).................................................         81,041
Printing.........................................................................         42,680
Custodian........................................................................         35,125
Amortization of Organizational Expenses (Note 1).................................         23,988
Shareholder Services (Note 2)....................................................         17,870
Trustees Fees and Expenses (Note 2)..............................................         10,249
Legal (Note 2)...................................................................          9,125
Other............................................................................         25,665
                                                                                   --------------
Total Expenses...................................................................        351,616
Less Fees Waived and Expenses Reimbursed ($81,041 and $173,563, respectively)....        254,604
                                                                                   --------------
Net Expenses.....................................................................         97,012
                                                                                   --------------
Net Investment Income............................................................  $     691,227
                                                                                   ==============
Realized and Unrealized Gain/Loss on Investments:
Realized Gain/Loss on Investments:
Proceeds from Sales..............................................................  $   6,484,208
Cost of Securities Sold..........................................................     (6,634,617)
                                                                                   --------------
Net Realized Loss on Investments (Including realized loss on futures
transactions of $271,427) .......................................................       (150,409)
                                                                                   --------------
Unrealized Appreciation/Depreciation on Investments:
Beginning of the Period..........................................................       (340,486)
End of the Period................................................................      1,152,943
                                                                                   --------------
Net Unrealized Appreciation on Investments During the Period.....................      1,493,429
                                                                                   --------------
Net Realized and Unrealized Gain on Investments..................................  $   1,343,020
                                                                                   ==============
Net Increase in Net Assets from Operations.......................................  $   2,034,247
                                                                                   ==============


10  See Notes to Financial Statements

                             Statement of Changes in Net Assets
                           For the Year Ended December 31, 1995
   and the Period July 29, 1994 (Commencement of Investment Operations) to December 31, 1994
------------------------------------------------------------------------------------------------
                                                            Year Ended         Period Ended
                                                            December 31, 1995  December 31, 1994
------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income.....................................  $        691,227   $        190,207
Net Realized Loss on Investments..........................          (150,409)          (158,287)
Net Unrealized Appreciation/Depreciation on Investments
During the Period.........................................         1,493,429           (340,486)
                                                            -----------------  -----------------
Change in Net Assets from Operations .....................         2,034,247           (308,566)
                                                            -----------------  -----------------
Distributions from Net Investment Income..................          (691,442)          (189,992)
Distributions in Excess of Net Investment Income (Note 1).            (7,788)               -0-
                                                            -----------------  -----------------
Distributions from and in Excess of Net Investment
Income* ..................................................          (699,230)          (189,992)
                                                            -----------------  -----------------
Net Change in Net Assets from Investment Activities.......         1,335,017           (498,558)
                                                            -----------------  -----------------
From Capital Transactions (Note 3):

Proceeds from Shares Sold.................................         4,830,393         12,235,618
Net Asset Value of Shares Issued Through Dividend
Reinvestment..............................................           353,229             91,720
Cost of Shares Repurchased................................        (2,209,451)          (628,644)
                                                            -----------------  -----------------
Net Change in Net Assets from Capital Transactions........         2,974,171         11,698,694
                                                            -----------------  -----------------
Total Increase in Net Assets..............................         4,309,188         11,200,136

Net Assets:

Beginning of the Period...................................        11,204,426              4,290
                                                            -----------------  -----------------
End of the Period (Including undistributed net investment
income of $(7,788) and $215, respectively)  ..............  $     15,513,614   $     11,204,426
                                                            -----------------  =================


                                     Year Ended         Period Ended
*Distributions by Class              December 31, 1995  December 31, 1994
-------------------------------------------------------------------------
Distributions from and in Excess of
   Net Investment Income:
Class A Shares.....................  $       (226,467)  $        (50,186)
Class B Shares.....................          (459,895)          (136,720)
Class C Shares.....................           (12,868)            (3,086)
                                     -----------------  -----------------
                                     $       (699,230)  $       (189,992)
                                     =================  =================

11  See Notes to Financial Statements


                            Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
----------------------------------------------------------------------------------------------------
                                                                                    July 29, 1994
                                                                      Year          (Commencement
                                                                      Ended         of Investment
                                                                      December 31,  Operations) to
Class A Shares                                                        1995          December 31, 1994
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..............................  $  13.579   $    14.300
                                                                        ----------  -------------
   Net Investment Income..............................................       .821          .302
   Net Realized and Unrealized Gain/Loss on Investments...............      1.476         (.722)
                                                                        ----------  -------------
Total from Investment Operations......................................      2.297         (.420)
Less Distributions from and in Excess of Net Investment Income  (Note
1)....................................................................       .828          .301
                                                                        ----------  -------------
Net Asset Value, End of the Period....................................  $  15.048   $    13.579
                                                                        ==========  =============

Total Return*.........................................................      17.33%        (2.93%)**
Net Assets at End of the Period (In millions).........................  $     5.4   $       2.9
Ratio of Expenses to Average Net Assets* (Annualized).................        .21%          .26%
Ratio of Net Investment Income to Average Net Assets* (Annualized)....       5.63%         5.27%
Portfolio Turnover....................................................      51.00%        68.11%


*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (Annualized)..................       2.10%         2.73%
Ratio of Net Investment Income to Average Net Assets (Annualized).....       3.74%         2.81%

**Non-Annualized


12  See Notes to Financial Statements


                    Financial Highlights (Continued)
The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
------------------------------------------------------------------------------------------------------
                                                                                      July 29, 1994
                                                                        Year          (Commencement
                                                                        Ended         of Investment
                                                                        December 31,  Operations) to
Class B Shares                                                          1995          December 31, 1994
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..............................  $  13.578   $    14.300
                                                                        ----------  -------------
   Net Investment Income..............................................       .713          .263
   Net Realized and Unrealized Gain/Loss on Investments...............      1.476         (.722)
                                                                        ----------  -------------
Total from Investment Operations......................................      2.189         (.459)
Less Distributions from and in Excess of Net Investment Income  (Note
1)....................................................................       .721          .263
                                                                        ----------  -------------
Net Asset Value, End of the Period....................................  $  15.046   $    13.578
                                                                        ==========  =============

Total Return*.........................................................      16.47%        (3.20%)**
Net Assets at End of the Period (In millions).........................  $     9.7   $       8.1
Ratio of Expenses to Average Net Assets* (Annualized).................        .93%          .96%
Ratio of Net Investment Income to Average Net Assets* (Annualized)....       4.93%         4.58%
Portfolio Turnover....................................................      51.00%        68.11%


*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (Annualized)..................       2.82%         3.42%
Ratio of Net Investment Income to Average Net Assets (Annualized).....       3.04%         2.12%

**Non-Annualized

13  See Notes to Financial Statements


                     Financial Highlights (Continued)
     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
-------------------------------------------------------------------------------------------------------
                                                                                      July 29, 1994
                                                                        Year          (Commencement
                                                                        Ended         of Investment
                                                                        December 31,  Operations) to
Class C Shares                                                          1995          December 31, 1994
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..............................  $  13.579   $    14.300
                                                                        ----------  -------------
   Net Investment Income..............................................       .711          .267
   Net Realized and Unrealized Gain/Loss on Investments...............      1.472         (.725)
                                                                        ----------  -------------
Total from Investment Operations......................................      2.183         (.458)
Less Distributions from and in Excess of Net Investment Income (Note
1)....................................................................       .721          .263
                                                                        ----------  -------------
Net Asset Value, End of the Period....................................  $  15.041   $    13.579
                                                                        ==========  ==============

Total Return*.........................................................      16.39%        (3.20%)**
Net Assets at End of the Period (In millions).........................  $      .4   $        .2
Ratio of Expenses to Average Net Assets* (Annualized).................        .98%          .96%
Ratio of Net Investment Income to Average Net Assets* (Annualized)....       4.81%         4.58%
Portfolio Turnover....................................................      51.00%        68.11%

*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (Annualized)..................       2.86%         3.42%
Ratio of Net Investment Income to Average Net Assets (Annualized).....       2.93%         2.12%

**Non-Annualized

14  See Notes to Financial Statements

                       Notes to Financial Statements
                            December 31, 1995
--------------------------------------------------------------------------------
1. Significant Accounting Policies

Van Kampen American Capital New York Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen American Capital Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund commenced investment operations on July 29, 1994.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation-Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.


B. Security Transactions-Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. Investment Income and Expenses-Interest income and expenses are recorded on anaccrual basis. Bond premium and original issue discount on securities purchased are amortized over the expected life of each applicable security.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

15

Notes to Financial Statements (Continued)
December 31, 1995
--------------------------------------------------------------------------------
D. Organizational Expenses-The Fund will reimburse Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $120,000. These costs are being amortized on a straight line basis over the 60 month period ending July 28, 1999. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. Federal Income Taxes-It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

  The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1995, the Fund had an accumulated capital loss carryforward for tax purposes of $214,449, of which $116,418 and $98,031 will expire on December 31, 2002 and 2003, respectively. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

F. Distribution of Income and Gains-The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

16

               Notes to Financial Statements (Continued)
                       December 31, 1995
--------------------------------------------------------------------------------
2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:


Average Net Assets      % Per Annum
-----------------------------------
First $500 million....  .600 of 1%
Over $500 million.....  .500 of 1%

  Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

  For the year ended December 31, 1995, the Fund recognized expenses of approximately $12,400 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting, cash management, legal services and certain shareholder services
(prior to July, 1995) to the Fund. All of this cost has been waived by VKAC.

  In July, 1995, the Fund began using ACCESS Investor Services, Inc., an affiliate of the Adviser, as the transfer agent of the Fund. For the period ended December 31, 1995, the Fund recognized expenses of approximately $3,400, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit. All of this expense has been assumed by VKAC.

  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

  The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC. The Fund's liability under the deferred compensation and retirement plans at December 31, 1995, was approximately $8,000.

  At December 31, 1995, VKAC owned 100 shares each of Classes A, B and C.

17

            Notes to Financial Statements (Continued)
                     December 31, 1995
--------------------------------------------------------------------------------
3. Capital Transactions

The Fund has outstanding three classes of common shares, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

  At December 31, 1995, capital aggregated $5,076,981, $9,203,670 and $396,504 for Classes A, B and C, respectively. For the year ended December 31, 1995, transactions were as follows:

                                  Shares      Value
-------------------------------------------------------------
Sales:
Class A.........................    178,498   $    2,590,867
Class B.........................    139,452        2,015,988
Class C.........................     15,339          223,538
                                  ----------  ---------------
Total Sales.....................    333,289   $    4,830,393
                                  =========   ===============
Dividend Reinvestment:
Class A.........................      9,002   $      130,867
Class B.........................     14,956          216,684
Class C.........................        389            5,678
                                  ----------  ---------------
Total Dividend Reinvestment.....     24,347   $      353,229
                                  ==========  ===============
Repurchases:
Class A.........................    (46,443)  $     (668,258)
Class B.........................   (104,963)      (1,535,985)
Class C.........................       (352)          (5,208)
                                  ----------  ---------------
Total Repurchases...............   (151,758)  $   (2,209,451)
                                  ========== ================

18

              Notes to Financial Statements (Continued)
                          December 31, 1995
--------------------------------------------------------------------------------
  At December 31, 1994, capital aggregated $3,023,505, $8,506,983 and $172,496 for Classes A, B and C, respectively. For the period ended December 31, 1994, transactions were as follows:


                                  Shares     Value
------------------------------------------------------------
Sales:
Class A.........................  248,445    $   3,473,866
Class B.........................  604,458        8,591,335
Class C.........................   11,843          170,417
                                  ---------  ---------------
Total Sales.....................  864,746    $  12,235,618
                                  =========  ===============
Dividend Reinvestment:
Class A.........................    1,907    $      25,968
Class B.........................    4,774           65,103
Class C.........................       47              649
                                  ---------  ---------------
Total Dividend Reinvestment.....    6,728    $      91,720
                                  =========  ===============
Repurchases:
Class A.........................  (35,667)   $    (477,759)
Class B.........................  (10,957)        (150,885)
Class C.........................     -0-             -0-
                                  ---------  ---------------
Total Repurchases...............  (46,624)   $    (628,644)
                                  ========= ================

  Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.


                            Contingent Deferred
                               Sales   Charge
Year of Redemption          Class B    Class C
--------------------------------------------
First.....................    4.00%    1.00%
Second....................    3.75%    None
Third.....................    3.50%    None
Fourth....................    2.50%    None
Fifth.....................    1.50%    None
Sixth.....................    1.00%    None
Seventh and Thereafter....     .00%    None

19

              Notes to Financial Statements (Continued)
                        December 31, 1995
----------------------------------------------------------------------------
  For the year ended December 31, 1995, VKAC, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $8,700 and CDSC on the redeemed shares of Classes B and C of approximately $33,400. Sales charges do not represent expenses of the Fund.

4. Investment Transactions

Aggregate purchases and cost of sales of investment securities, excluding short-term notes, for the year ended December 31, 1995, were $9,855,773 and $6,634,617, respectively.

5. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index. The Fund utilizes futures contracts to manage the portfolio's effective maturity or duration.

  A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date.

  The fluctuation in market value of the contracts is settled daily through a cash margin account. Realized gains and losses are recognized when the contracts are closed or expire.

  Transactions in futures contracts, each with a par value of $100,000, for the year ended December 31, 1995, were as follows:

                                       Contracts
------------------------------------------------
Outstanding at December 31, 1994.....        -0-
Futures Opened.......................        40
Futures Closed.......................       (40)
                                       ---------
Outstanding at December 31, 1995.....        -0-
                                       ==========

6.  Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (the "Service Plan," collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

  Annual fees under the Plans of up to .25% of Class A shares and 1.00% each of Class B and Class C shares are accrued daily. Included in these fees for the year ended December 31, 1995, are payments to VKAC of approximately $64,700.

20

Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders of the Van Kampen American Capital New York Tax Free Income Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital New York Tax Free Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the year then ended and for the period from July 29, 1994 (Commencement of Investment Operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital New York Tax Free Income Fund as of
December 31, 1995, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period from July 29, 1994 (Commencement of Investment Operations) to December 31, 1994, in conformity with generally accepted accounting principles.

                                            KPMG Peat Marwick LLP
Chicago, Illinois
February 13, 1996

21

Funds Distributed by Van Kampen American Capital
----------------------------------------------------
GLOBAL AND INTERNATIONAL
  Global Equity Fund
  Global Government Securities Fund
  Global Managed Assets Fund
  Short-Term Global Income Fund
  Strategic Income Fund

EQUITY
Growth
  Emerging Growth Fund
  Enterprise Fund
  Pace Fund
Growth & Income
  Balanced Fund
  Comstock Fund
  Equity Income Fund
  Growth and Income Fund
  Harbor Fund
  Real Estate Securities Fund
  Utility Fund

FIXED INCOME
  Corporate Bond Fund
  Government Securities Fund
  High Income Corporate Bond Fund
  High Yield Fund
  Limited Maturity Government Fund
  Prime Rate Income Trust
  Reserve Fund
  U.S. Government Fund
  U.S. Government Trust for Income

TAX-FREE
  California Insured Tax Free Fund
  Florida Insured Tax Free Income Fund
  High Yield Municipal Fund
  Insured Tax Free Income Fund
  Limited Term Municipal Income Fund
  Municipal Income Fund
  New Jersey Tax Free Income Fund
  New York Tax Free Income Fund
  Pennsylvania Tax Free Income Fund
  Tax Free High Income Fund
  Tax Free Money Fund
  Texas Tax Free Income Fund

THE GOVETT FUNDS
  Emerging Markets Fund
  Global Income Fund
  International Equity Fund
  Latin America Fund
  Pacific Strategy Fund
  Smaller Companies Fund

Ask your investment adviser for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

22

Van Kampen American Capital New York Tax Free Income Fund
------------------------------------------------------------------


Board of  Trustees

J. Miles Branagan
Linda Hutton Heagy
Roger Hilsman
R. Craig Kennedy
Dennis J. McDonnell*
Donald C. Miller - Chairman
Jack E. Nelson
Don G. Powell*
Jerome L. Robinson
Fernando Sisto
Wayne W. Whalen*
William Stewart Woodside

Officers

Don G. Powell*
President and Chief Executive Officer

Dennis J. McDonnell*
Executive Vice President

Ronald A. Nyberg*
Vice President and Secretary

Edward C. Wood III*
Vice President and Chief Financial Officer

Curtis W. Morell*
Vice President and Chief Accounting Officer

John L. Sullivan*
Treasurer

Tanya M. Loden*
Controller

William N. Brown*

Peter W. Hegel*

Robert C. Peck, Jr.*

Alan T. Sachtleben*

Paul R. Wolkenberg*
Vice Presidents

Investment Adviser

Van Kampen American Capital Investment Advisory Corp.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor

Van Kampen American Capital Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Transfer Agent

ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive
Chicago, Illinois 60606

Independent Auditors

KPMG Peat Marwick LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

(C)Van Kampen American Capital Distributors, Inc., 1996
All rights reserved.

*"Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

 SM denotes a service mark of
 Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data.

23

Van Kampen American Capital New York Tax Free Income Fund
--------------------------------------------------------------

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24